                                                   REGISTRATION NOS. 333-170476
                                                                      811-03240

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-4

                               -----------------

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]
                       Pre-Effective Amendment No.                         [_]
                     Post Effective Amendment No. 8                        [X]
                                 and/or
     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                            Amendment No. 200                              [X]

                               -----------------

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT A
                          (EXACT NAME OF REGISTRANT)

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                   2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (713) 831-3150
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               -----------------

                              MARK MATTHES, ESQ.
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                   2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

It is proposed that this filing will become effective:

[_]  immediately upon filing pursuant to paragraph (b) of Rule 485

[X]  on April 30, 2014 pursuant to paragraph (b) of Rule 485

[_]  60 days after filing pursuant to paragraph (a) (1) of Rule 485

[_]  on [date] pursuant to paragraph (a) (1) of Rule 485

                               -----------------

TITLE OF SECURITIES BEING REGISTERED: Units of interests in Separate Account A of The Variable Annuity Life Insurance Company under Equity Director variable annuity contracts offered through the Independent Channel broker/dealers.

================================================================================

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER INDIVIDUAL
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS

EQUITY DIRECTOR                                                     May 1, 2014



PROSPECTUS

The Variable Annuity Life Insurance Company ("VALIC") offers Equity Director, comprising individual fixed and variable deferred annuity contracts (the "Contracts") for Individual Retirement Annuities ("IRAs"), Roth IRAs and rollovers from certain employer-sponsored qualified retirement plans. Nonqualified contracts are also available for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Contract Owners to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is a tax-deferred nonqualified annuity, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information Contract Owners should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.


A Statement of Additional Information, dated May 1, 2014, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information ("SAI") is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).


INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

VALIC COMPANY I FUNDS               VALIC COMPANY II FUNDS              PUBLIC FUNDS
Asset Allocation Fund               Aggressive Growth Lifestyle Fund    American Beacon Holland Large Cap Growth Fund
Blue Chip Growth Fund               Capital Appreciation Fund           Ariel Appreciation Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund  Ariel Fund
Capital Conservation Fund           Core Bond Fund                      Invesco Balanced-Risk Commodity Strategy Fund
Core Equity Fund                    High Yield Bond Fund                Vanguard Lifestrategy Conservative Growth Fund
Dividend Value Fund                 International Opportunities Fund    Vanguard Lifestrategy Growth Fund
Dynamic Allocation Fund             Large Cap Value Fund                Vanguard Lifestrategy Moderate Growth Fund
Emerging Economies Fund             Mid Cap Growth Fund                 Vanguard Long-Term Investment-Grade Fund
Foreign Value Fund                  Mid Cap Value Fund                  Vanguard Long-Term Treasury Fund
Global Real Estate Fund             Moderate Growth Lifestyle Fund      Vanguard Wellington Fund
Global Social Awareness Fund        Money Market II Fund                Vanguard Windsor II Fund
Global Strategy Fund                Small Cap Growth Fund
Government Securities Fund          Small Cap Value Fund
Growth Fund                         Socially Responsible Fund
Growth & Income Fund                Strategic Bond Fund
Health Sciences Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
International Growth Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Money Market I Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                               PAGE
                                                               ----

GLOSSARY OF TERMS.............................................   3

FEE TABLES....................................................   4

HIGHLIGHTS....................................................   7

GENERAL INFORMATION...........................................   8
   About the Contracts........................................   8
   About VALIC................................................   8
   About VALIC Separate Account A.............................   9
   Units of Interest..........................................   9
   Distribution of the Contracts..............................   9

FIXED AND VARIABLE ACCOUNT OPTIONS............................  10
   Fixed Account Options......................................  10
   Variable Account Options...................................  10

PURCHASE PERIOD...............................................  14
   Account Establishment......................................  14
   When Your Account Will Be Credited.........................  14
   Purchase Units.............................................  14
   Calculation of Value for Fixed Account Options.............  14
   Calculation of Value for Variable Account Options..........  15
   Stopping Purchase Payments.................................  15

OPTIONAL LIVING BENEFITS......................................  15
   Living Benefit Defined Terms...............................  16
   IncomeLOCK(R) Plus Features................................  16
   IncomeLOCK Plus Options....................................  20
   Withdrawals under the Living Benefits......................  23
   Death Benefits under IncomeLOCK Plus.......................  25

TRANSFERS BETWEEN INVESTMENT OPTIONS..........................  25
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers............................  25
   Communicating Transfer or Reallocation Instructions........  26
   Effective Date of Transfer.................................  26
   Transfers During the Payout Period.........................  27

FEES AND CHARGES..............................................  27
   Account Maintenance Charge.................................  27
   Surrender Charge...........................................  27
       Amount of Surrender Charge.............................  27
       10% Free Withdrawal....................................  27
       Exceptions to Surrender Charge.........................  28
   Premium Tax Charge.........................................  28
   Separate Account Charges...................................  28
       Separate Account Expense Reimbursements or Credits.....  28
   Market Value Adjustment ("MVA")............................  29
   Optional Living Benefit Fees...............................  29
   Other Charges..............................................  29

PAYOUT PERIOD.................................................  30
   Fixed Payout...............................................  30
   Assumed Investment Rate....................................  30
   Variable Payout............................................  30
   Combination Fixed and Variable Payout......................  30
   Partial Annuitization......................................  30
   Payout Date................................................  30


                                                                 PAGE
                                                                 ----
   Payout Options...............................................  31
   Payout Information...........................................  31

SURRENDER OF ACCOUNT VALUE......................................  32
   When Surrenders Are Allowed..................................  32
   Surrender Process............................................  32
   Amount That May Be Surrendered...............................  32
   Surrender Restrictions.......................................  32
   Partial Surrenders...........................................  33
   Systematic Withdrawals.......................................  33
   Distributions Required by Federal Tax Law....................  33

DEATH BENEFITS..................................................  33
   The Process..................................................  33
   Beneficiary Information......................................  33
       Spousal Beneficiaries....................................  34
       Beneficiaries Other Than Spouses.........................  34
   Special Information for Individual Nonqualified Contracts....  34
   During the Purchase Period...................................  34
   Interest Guaranteed Death Benefit............................  34
   Standard Death Benefit.......................................  35
   Additional Information Applicable to Death Benefits..........  35
   During the Payout Period.....................................  35

OTHER CONTRACT FEATURES.........................................  36
   Changes That May Not Be Made.................................  36
   Change of Beneficiary........................................  36
   Contingent Owner.............................................  36
   Cancellation -- The 21 Day "Free Look".......................  36
   We Reserve Certain Rights....................................  36
   Relationship to Employer's Plan..............................  37

VOTING RIGHTS...................................................  37
   Who May Give Voting Instructions.............................  37
   Determination of Fund Shares Attributable to Your Account....  37
       During the Purchase Period...............................  37
       During the Payout Period or after a Death Benefit
         Has Been Paid..........................................  37
   How Fund Shares Are Voted....................................  37

FEDERAL TAX MATTERS.............................................  37
   Types of Plans...............................................  37
   Tax Consequences in General..................................  38

LEGAL PROCEEDINGS...............................................  40

FINANCIAL STATEMENTS............................................  40

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION........  40

APPENDIX A -- SELECTED PURCHASE UNIT DATA....................... A-1

APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLES OF
  INCOMELOCK PLUS FEE........................................... B-1

APPENDIX C -- INCOMELOCK +6 EXAMPLES............................ C-1

APPENDIX D -- LIVING BENEFITS OFFERED PRIOR TO FEBRUARY 25,
  2013.......................................................... D-1

GLOSSARY OF TERMS
--------------------------------------------------------------------------------

Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Contract Owner, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

ACCOUNT VALUE -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period for IncomeLOCK(R) and on each Benefit Anniversary for IncomeLOCK(R) Plus.

ANNUITANT -- the individual (in most cases, you) to whom Payout Payments will be paid.

ANNUITY SERVICE CENTER -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

ASSUMED INVESTMENT RATE --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

BENEFICIARY -- the individual designated to receive Payout Payments upon the death of the Annuitant.

BENEFIT ANNIVERSARY -- the first day of each Benefit Year.

BUSINESS DAY -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

CODE -- the Internal Revenue Code of 1986, as amended.

CONTRACT OWNER -- the individual or entity to whom the Contract is issued.

CONTRACT YEAR -- a 12 month period starting with the issue date of a Contract Owner's Contract certificate and each anniversary of that date.

DIVISION -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

FIXED ACCOUNT OPTION -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

HOME OFFICE -- located at 2929 Allen Parkway, Houston, Texas 77019.

LIVING BENEFIT -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. IncomeLOCK(R) +6, the only Living Benefit offered in this prospectus, is available for an additional fee. IncomeLOCK(R) and IncomeLOCK(R) +8 are no longer offered. See "Appendix D" for information on IncomeLOCK and IncomeLOCK +8 and on IncomeLOCK +6 endorsements issued prior to February 25, 2013.

MUTUAL FUND OR FUND -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

PAYOUT PAYMENTS -- annuity payments withdrawn in a steady stream during the Payout Period.

PAYOUT PERIOD -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

PAYOUT UNIT -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

PROOF OF DEATH -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

PURCHASE PAYMENTS -- an amount of money you pay to VALIC to receive the benefits of a Contract.

PURCHASE PERIOD -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

PURCHASE UNIT -- a unit of interest owned by you in your Variable Account
Option.

SYSTEMATIC WITHDRAWALS -- payments withdrawn on a regular basis during the Purchase Period.

VALIC SEPARATE ACCOUNT A OR SEPARATE ACCOUNT -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

VARIABLE ACCOUNT OPTION -- investment options that correspond to Separate Account Divisions available under the Contracts.

FEE TABLES
--------------------------------------------------------------------------------

 THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

 CONTRACT OWNER TRANSACTION EXPENSES

Maximum Surrender Charge (1)                                                   5.00%
-------------------------------------------------------------------------------------
Maximum Per Loan Application Fee (loans available from 403(b) contracts only)   $75
-------------------------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized)                 0-3.5%
-------------------------------------------------------------------------------------

 THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

 SEPARATE ACCOUNT CHARGES

                                                                                           $3.75
                                                                                            Per
Variable Account Option Maintenance Charges                                               Quarter
--------------------------------------------------------------------------------------------------
                                                                                           Annual
                                                                                          Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (2)  Account
(as percentage of assets invested):                                                       Fee (%)
--------------------------------------------------------------------------------------------------
   VALIC COMPANY I FUNDS (34 FUNDS) (3)                                                     1.85
--------------------------------------------------------------------------------------------------
   VALIC COMPANY II FUNDS (15 FUNDS) (3)                                                    1.60
--------------------------------------------------------------------------------------------------
   PUBLIC FUNDS
--------------------------------------------------------------------------------------------------
       American Beacon Holland Large Cap Growth Fund, Investor Shares                       1.85
--------------------------------------------------------------------------------------------------
       Ariel Appreciation Fund                                                              1.85
--------------------------------------------------------------------------------------------------
       Ariel Fund                                                                           1.85
--------------------------------------------------------------------------------------------------
       Invesco Balanced-Risk Commodity Strategy Fund, Class I                               1.85
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                      2.10
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                                   2.10
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                          2.10
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares                            1.85
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                                    1.85
--------------------------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                                            2.10
--------------------------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                                            2.10
--------------------------------------------------------------------------------------------------

 OPTIONAL INCOMELOCK PLUS FEE

 You may elect this optional Living Benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(4)

 NUMBER OF COVERED PERSONS  INITIAL ANNUAL FEE RATE MAXIMUM ANNUAL FEE RATE(5)
 -------------------------  ----------------------- --------------------------
 For One Covered Person              1.10%                     2.20%
 For Two Covered Persons             1.35%                     2.70%

 UNDERLYING MUTUAL FUND EXPENSES

 THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH MUTUAL FUND.


TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                                               MINIMUM MAXIMUM
----------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                              0.15%  1.31%(6)
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------
 FOOTNOTES TO THE FEE TABLES

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (2) See "Purchase Unit Value" for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

 (3) See cover page for a list of the VALIC Company I and VALIC Company II Variable Account Options offered by this prospectus.

 (4) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated, see "Optional Living Benefits -- IncomeLOCK Plus." See "Appendix D" if you purchased your Living Benefit prior to February 25, 2013.

 (5) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. For the formula and examples of how the fee is calculated, see "Appendix B."

                           MINIMUM ANNUAL MAXIMUM ANNUAL MAXIMUM ANNUALIZED FEE RATE
NUMBER OF COVERED PERSONS     FEE RATE       FEE RATE       DECREASE OR INCREASE*
------------------------------------------------------------------------------------
  One Covered Person           0.60%          2.20%               +/-0.25%
------------------------------------------------------------------------------------
  Two Covered Persons          0.60%          2.70%               +/-0.25%
------------------------------------------------------------------------------------

        *The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

 In accordance with the investment requirements associated with the election of a Living Benefit, you may, but are not required to, invest a portion of your assets in the Dynamic Allocation Fund. The Dynamic Allocation Fund utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the equity market is in a prolonged state of higher volatility, your Fee Rate may be increased due to VIX indexing and the Dynamic Allocation Fund may decrease its exposure to equity markets, thereby potentially reducing the likelihood that you will achieve a higher Anniversary Value. Additionally, the increased fee will continue to be applied against your fixed and separate account assets. Conversely, when the equity market is in a prolonged state of lower volatility, your Fee Rate may be decreased and the Dynamic Allocation Fund may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.


 (6) The Mutual Fund with the highest operating expenses is the VC II Small Cap Growth Fund. The Fund's adviser has contractually agreed to reduce and/or reimburse certain expenses through December 31, 2014, to the extent that the Fund's Total Annual Fund Operating Expenses exceed 1.16%. The contractual expense arrangement can be changed by approval of a majority of the Fund's Board of Trustees. See the Fund prospectus for additional information regarding the contractual expense limitation.

--------------------------------------------------------------------------------

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes the MAXIMUM fees and expenses, including the maximum separate account charge of 2.10%, investment in a Variable Account Option with the highest total expenses (1.31%), and election of the optional IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $929  $2,241  $3,403   $5,792


(2) If you annuitize your Contract (the IncomeLOCK Plus feature terminates at annuitization) or you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $478  $1,806  $2,977   $5,792


The second set of examples assumes the MINIMUM fees and expenses, including the minimum separate account charge of 1.60%, investment in a Variable Account Option with the lowest total expenses (0.15%), and that the IncomeLOCK Plus feature is not elected.

(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $644  $1,051  $1,457   $2,082


(2) If you annuitize your Contract or you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $179   $555    $957    $2,082


Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

FOR PURCHASE UNIT DATA FOR EACH OF THE VARIABLE ACCOUNT OPTIONS OFFERED BY THIS PROSPECTUS, WHICH INCLUDES ANNUAL BEGINNING AND ENDING UNIT VALUES AND THE NUMBER OF UNITS OUTSTANDING AT THE END OF EACH PERIOD, SEE "APPENDIX
A -- SELECTED PURCHASE UNIT DATA."

HIGHLIGHTS
--------------------------------------------------------------------------------

The Equity Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.


PURCHASE REQUIREMENTS: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $500,000. For more information on Purchase Payments, refer to the "Purchase Period."


RIGHT TO CANCEL: You may cancel your Contract within 21 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."

EXPENSES: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. We also deduct Separate Account Charges of up to 2.10% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."

LIVING BENEFITS: You may elect, for an additional fee, IncomeLOCK +6, an optional Living Benefit offered in your Contract. IncomeLOCK Plus is a guaranteed minimum withdrawal benefit, and may be elected only on your original Contract issue date. If you elect IncomeLOCK +6, you may not terminate the Living Benefit until the 5th Benefit Year anniversary. The Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. See "Optional Living Benefits." See "Appendix D" if your Living Benefit was issued prior to February 25, 2013.

FEDERAL TAX INFORMATION: Although deferred annuity contracts such as Equity Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

SURRENDER CHARGES: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn. However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

ACCESS TO YOUR MONEY: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

LOANS: Equity Director offers a tax-free loan provision for 403(b) rollover annuity contracts, which gives you access to

--------------------------------------------------------------------------------

your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect. You will need to wait until after the 5th Benefit Year anniversary (the earliest IncomeLOCK Plus termination date), terminate IncomeLOCK Plus and then take a loan. When you terminate IncomeLOCK Plus, you will lose any benefits that you may have had with this feature.

TRANSFERS: There is no charge to transfer the money in your account among Equity Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Contract Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Contract Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

DEATH BENEFITS: Equity Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Equity Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Note that the death benefit provisions may vary from state to state. See "Death Benefits."

INQUIRIES: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.
 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISK OF
                                  INVESTING.

GENERAL INFORMATION
--------------------------------------------------------------------------------

ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. The Contracts offer a combination of fixed and variable investment options that you, as a Contract Owner, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. Rollovers into 403(b) plans may be subject to statutory restrictions on withdrawals under the new plan, as disclosed in the plan documents. Refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Equity Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

--------------------------------------------------------------------------------


On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.


More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.


ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Division invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under the Securities Act of 1933, as amended (the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

UNITS OF INTEREST

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS


As of the date of this prospectus, the principal underwriter and distributor for VALIC Separate Account A is AIG Capital Services, Inc. ("ACS" or "Distributor"). ACS, an affiliate of the Company, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4922. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.


The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended.

The broker-dealers who sell the Contracts will receive commissions for such sales. The broker-dealers will receive an up front commission of up to 5.5% and may also receive an annual trail (a reduced commission paid beginning at least a year after the initial purchase) or a marketing allowance from time to time. In addition, the Company may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contract. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

FIXED AND VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Equity Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Equity Director except where the Fixed Account Options are specifically mentioned.

FIXED ACCOUNT OPTIONS

Equity Director features three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

      FIXED ACCOUNT OPTIONS                INVESTMENT OBJECTIVE
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a Fixed Account Plus will
                                  receive a current rate of interest.
                                  There are limitations on transfers out
                                  of this option. If you transfer assets
                                  from Fixed Account Plus to another
                                  investment option, any assets
                                  transferred back into Fixed Account
                                  Plus within 90 days will receive a
                                  different rate of interest, than that
                                  paid for new Purchase Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). See your Contract for minimum
                                  investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  states and all MVA Terms may not be
                                  available. See your financial advisor
                                  for information on the MVA Terms that
                                  are currently offered.

Generally, for Equity Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Equity Director. Some series of Equity Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

VARIABLE ACCOUNT OPTIONS

The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below, which are made available through VALIC Separate Account A. We reserve the right to limit the investment options available under your Contract if you elect a Living Benefit, as described in the Investment Restrictions section of "Optional Living Benefits" below.

Several of the Variable Account Options offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Code requirements concerning investor control. Therefore, nonqualified annuities may invest only in VALIC Company I and II.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity, fixed income, and others). We also identify each Fund's investment adviser and, if applicable, investment sub-adviser. SEE THE SEPARATE FUND PROSPECTUSES FOR MORE DETAILED INFORMATION ON EACH FUND'S MANAGEMENT FEES AND TOTAL EXPENSES, INVESTMENT OBJECTIVE, STRATEGIES AND RISKS, AS WELL AS A HISTORY OF ANY CHANGES TO A FUND'S INVESTMENT ADVISER OR SUB-ADVISER. YOU SHOULD READ THE PROSPECTUSES CAREFULLY

--------------------------------------------------------------------------------

BEFORE INVESTING. ADDITIONAL COPIES ARE AVAILABLE FROM VALIC AT 1-800-448-2542 OR ONLINE AT WWW.VALIC.COM.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one's total retirement savings in a limited number of investment options may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides information about the importance of diversification online at www.dol.gov/ebsa/investing.html.


SunAmerica Asset Management LLC. ("SunAmerica") is affiliated with the adviser, VALIC, due to common ownership.



    VARIABLE ACCOUNT OPTIONS        ADVISER/SUB-ADVISER      VARIABLE ACCOUNT OPTIONS           ADVISER/SUB-ADVISER
   -------------------------        -------------------      ------------------------           -------------------

DOMESTIC LARGE-CAP EQUITY ASSET CLASS

  American Beacon Holland Large   Adviser: American Beacon    Large Cap Core Fund         Adviser: VALIC
   Cap Growth Fund                 Advisers, Inc.                                         Sub-Adviser: Columbia
                                  Sub-Adviser: Holland                                     Management Investment
                                   Capital Management LLC                                  Advisors, LLC ("Columbia
                                                                                           Management")

  Blue Chip Growth Fund           Adviser: VALIC              Large Capital Growth Fund   Adviser: VALIC
                                  Sub-Adviser: T. Rowe                                    Sub-Adviser: Massachusetts
                                   Price Associates, Inc.                                  Financial Services Company
                                   ("T. Rowe Price")                                       ("MFS")

  Broad Cap Value Income Fund     Adviser: VALIC              Large Cap Value Fund        Adviser: VALIC
                                  Sub-Adviser: Barrow,                                    Sub-Advisers: Boston Company
                                   Hanley, Mewhinney &                                     and Janus Capital Management,
                                   Strauss, LLC ("Barrow                                   LLC
                                   Hanley")

  Capital Appreciation Fund       Adviser: VALIC              Nasdaq-100(R) Index Fund    Adviser: VALIC
                                  Sub-Adviser: The Boston                                 Sub-Adviser: SunAmerica
                                   Company Asset
                                   Management, LLC
                                   ("Boston Company")

  Core Equity Fund                Adviser: VALIC              Socially Responsible Fund   Adviser: VALIC
                                  Sub-Adviser: BlackRock                                  Sub-Adviser: SunAmerica
                                   Investment Management,
                                   LLC ("BlackRock")

  Dividend Value Fund             Adviser: VALIC              Stock Index Fund            Adviser: VALIC
                                  Sub-Advisers: BlackRock                                 Sub-Adviser: SunAmerica
                                   and SunAmerica

  Growth & Income Fund            Adviser: VALIC              Value Fund                  Adviser: VALIC
                                  Sub-Adviser: J.P. Morgan                                Sub-Adviser: Wellington
                                   Investment Management                                   Management Company, LLP
                                   Inc. ("JPMIM")                                          ("Wellington Management")

  Growth Fund                     Adviser: VALIC              Vanguard Windsor II Fund    Advisers: Armstrong Shaw
                                  Sub-Adviser: American                                    Associates Inc.; Barrow Hanley;
                                   Century Investment                                      Hotchkis and Wiley Capital
                                   Management, Inc.                                        Management, LLC; Lazard Asset
                                   ("American Century")                                    Management LLC; Sanders
                                                                                           Capital, LLC; and The Vanguard
                                                                                           Group, Inc. ("Vanguard")

--------------------------------------------------------------------------------


   VARIABLE ACCOUNT OPTIONS        ADVISER/SUB-ADVISER        VARIABLE ACCOUNT OPTIONS             ADVISER/SUB-ADVISER
   -------------------------       -------------------        ------------------------             -------------------

DOMESTIC MID-CAP EQUITY ASSET CLASS

  Ariel Appreciation Fund        Adviser: Ariel              Mid Cap Strategic Growth Fund   Adviser: VALIC
                                  Investments, LLC                                           Sub-Advisers: Morgan Stanley
  Mid Cap Growth Fund                                                                         Investment Management, Inc.
                                 Adviser: VALIC                                               and Allianz Global Investors
                                 Sub-Adviser: Wells                                           U.S., LLC (formerly, RCM
                                  Capital Management                                          Capital Management, LLC)
                                  Incorporated ("Wells                                        ("Allianz")
                                  Capital")

  Mid Cap Index Fund             Adviser: VALIC              Mid Cap Value Fund              Adviser: VALIC
                                 Sub-Adviser: SunAmerica                                     Sub-Advisers: Robeco Investment
                                                                                              Management, Inc., Tocqueville
                                                                                              Asset Management, L.P. and
                                                                                              Wellington Management

DOMESTIC SMALL-CAP EQUITY ASSET CLASS

  Ariel Fund                     Adviser: Ariel              Small Cap Special Values Fund   Adviser: VALIC
                                  Investments, LLC                                           Sub-Advisers: Dreman Value
                                                                                              Management, LLC and Wells
  Small Cap Aggressive Growth    Adviser: VALIC                                               Capital
   Fund                          Sub-Adviser: RS
                                  Investment Management
                                  Co. LLC

  Small Cap Fund                 Adviser: VALIC              Small-Mid Growth Fund           Adviser: VALIC
                                 Sub-Advisers: Invesco                                       Sub-Adviser: Goldman Sachs
                                  Advisers, Inc.                                              Asset Management, LP
                                  ("Invesco"), T. Rowe                                        ("Goldman Sachs")
                                  Price and Bridgeway
                                  Capital Management, LLC

  Small Cap Growth Fund          Adviser: VALIC              Small Cap Value Fund            Adviser: VALIC
                                 Sub-Adviser: JPMIM                                          Sub-Advisers: JPMIM and
                                                                                              Metropolitan West Capital
  Small Cap Index Fund           Adviser: VALIC                                               Management, LLC
                                 Sub-Adviser: SunAmerica

GLOBAL EQUITY ASSET CLASS (INTERNATIONAL AND DOMESTIC)

  Global Social Awareness Fund   Adviser: VALIC              Global Strategy Fund            Adviser: VALIC
                                 Sub-Adviser: PineBridge                                     Sub-Advisers: Franklin Advisers,
                                  Investments, LLC                                            Inc. and Templeton Investment
                                  ("PineBridge")                                              Counsel, LLC

INTERNATIONAL EQUITY ASSET CLASS

  Emerging Economies Fund        Adviser: VALIC              International Growth Fund       Adviser: VALIC
                                 Sub-Adviser: JPMIM                                          Sub-Advisers: American Century,
                                                                                              Invesco and MFS
  Foreign Value Fund             Adviser: VALIC
                                 Sub-Adviser: Templeton
                                  Global Advisors Ltd.

  International Equities Fund    Adviser: VALIC              International Opportunities     Adviser: VALIC
                                 Sub-Adviser: PineBridge      Fund                           Sub-Advisers: MFS and UBS
                                                                                              Global Asset Management
                                                                                              (Americas) Inc.

--------------------------------------------------------------------------------


  VARIABLE ACCOUNT OPTIONS       ADVISER/SUB-ADVISER       VARIABLE ACCOUNT OPTIONS       ADVISER/SUB-ADVISER
  ------------------------       -------------------       ------------------------       -------------------

SPECIALTY ASSET CLASS

 Global Real Estate Fund       Adviser: VALIC              Invesco Balanced-Risk        Adviser: Invesco
                               Sub-Advisers: Invesco         Commodity Strategy Fund
                                and Goldman Sachs

 Health Sciences Fund          Adviser: VALIC              Science & Technology Fund    Adviser: VALIC
                               Sub-Adviser: T. Rowe                                     Sub-Advisers: T. Rowe
                                Price                                                    Price, Allianz and
                                                                                         Wellington Management

HYBRID ASSET CLASS (EQUITY AND FIXED INCOME)

 Aggressive Growth             Adviser: VALIC              Vanguard LifeStrategy        The LifeStrategy Funds
   Lifestyle Fund              Sub-Adviser: PineBridge       Conservative Growth Fund   do not employ an
                                                                                        investment advisor, but
                                                                                        benefit from the
                                                                                        investment advisory
 Asset Allocation Fund         Adviser: VALIC              Vanguard LifeStrategy        services provided to the
                               Sub-Adviser: PineBridge       Growth Fund                underlying funds in
                                                                                        which they invest. The
                                                                                        investment advisor to
 Conservative Growth           Adviser: VALIC              Vanguard LifeStrategy        the underlying funds is
   Lifestyle Fund              Sub-Adviser: PineBridge       Moderate Growth Fund       Vanguard.

 Dynamic Allocation Fund       Adviser: VALIC              Vanguard Wellington Fund     Adviser: Wellington
                               Sub-Adviser:                                              Management
                                AllianceBernstein L.P.
                                and SunAmerica

 Moderate Growth Lifestyle     Adviser: VALIC
   Fund                        Sub-Adviser: PineBridge

FIXED INCOME ASSET CLASS

 Capital Conservation Fund     Adviser: VALIC              Money Market I Fund          Adviser: VALIC
                               Sub-Adviser: PineBridge                                  Sub-Adviser: SunAmerica

 Core Bond Fund                Adviser: VALIC              Money Market II Fund         Adviser: VALIC
                               Sub-Adviser: PineBridge                                  Sub-Adviser: SunAmerica

 Government Securities Fund    Adviser: VALIC              Strategic Bond Fund          Adviser: VALIC
                               Sub-Adviser: JPMIM                                       Sub-Adviser: PineBridge


 High Yield Bond Fund          Adviser: VALIC              Vanguard Long-Term           Adviser: Vanguard
                               Sub-Adviser: Wellington       Investment-Grade Fund
                                Management

 Inflation Protected Fund      Adviser: VALIC              Vanguard Long-Term           Adviser: Vanguard
                               Sub-Adviser: PineBridge       Treasury Fund

 International Government      Adviser: VALIC
   Bond Fund                   Sub-Adviser: PineBridge


The Dynamic Allocation Fund has an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the Contract. In addition, the Dynamic Allocation Fund may enable the Company to more efficiently manage its financial risks associated with guarantees like the living and death benefits, due in part to a formula developed by affiliated insurances companies and provided to the Sub-advisers. The formula used by the Sub-advisers is described in the Fund's prospectus and may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the Fund's investment adviser and the Fund's Board of Directors, including a majority of the Independent Directors. SEE THE VALIC COMPANY I PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.

A detailed description of the fees and investment objective, strategies and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.valic.com.

PURCHASE PERIOD
--------------------------------------------------------------------------------

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

ACCOUNT ESTABLISHMENT

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. Purchase Payments can be made by you for IRAs and certain nonqualified Contracts or in the form of a rollover into a 403(b) Contract (collectively, "individual contracts").


The maximum single payment that may be applied to any account without prior Home Office approval is $500,000. Minimum initial and subsequent Purchase Payments are as follows:


                                        INITIAL SUBSEQUENT
                      CONTRACT TYPE     PAYMENT  PAYMENT
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed or Variable Account Option(s) selected; or


  . Request additional information to correct or complete the application. We will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected; or

  .   Reject the application and return the Purchase Payment.


If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.

WHEN YOUR ACCOUNT WILL BE CREDITED

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual Social Security Number ("SSN") to which they are to be applied. Purchase Payments for individual contracts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Note that if the Purchase Payment is not in good order, the individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

CALCULATION OF VALUE FOR FIXED ACCOUNT OPTIONS

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Fixed and Variable Account Options" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account

--------------------------------------------------------------------------------

Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (EQUALS)
             All Purchase Payments made to the Fixed Account Options
         +   (PLUS)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (PLUS)
             All interest earned
         -   (MINUS)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

CALCULATION OF VALUE FOR VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "Fixed and Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Money Market I or II Fund, will lose value.

STOPPING PURCHASE PAYMENTS

You may stop Purchase Payments at any time. You may resume Purchase Payments thereafter during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Contract Owner. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract.

OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------


You may elect, for an additional fee, the IncomeLOCK Plus Living Benefit, which is a guaranteed minimum withdrawal benefit. You may elect IncomeLOCK Plus only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse. If you purchased a Living Benefit prior to February 25, 2013, see "Appendix D" for a description of your Living Benefit.

An optional Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of

--------------------------------------------------------------------------------

these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefit. You could pay for this feature and not need to use it. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by a Living Benefit. If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect.

LIVING BENEFIT DEFINED TERMS

ANNIVERSARY VALUE -- the Account Value minus any Ineligible Purchase Payments as measured on each Benefit Anniversary.

BENEFIT ANNIVERSARY -- the first day of each Benefit Year.

BENEFIT QUARTER ANNIVERSARY -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

BENEFIT YEAR -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

COVERED PERSON(S) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

ELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

ENDORSEMENT DATE -- the date we issue the Living Benefit endorsement to your Contract.

EXCESS WITHDRAWAL -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a required minimum distribution associated with the Contract to which a Living Benefit endorsement is attached.

INCOME CREDIT -- is an amount that may be added to the Benefit Base during the Income Credit Period.

INCOME CREDIT BASE -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

INCOME CREDIT PERCENTAGE -- a percentage used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

INCOME CREDIT PERIOD -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

INELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

MAXIMUM ANNUAL WITHDRAWAL AMOUNT -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

MINIMUM BENEFIT BASE -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

PROTECTED INCOME PAYMENT -- the amount to be paid each year over the remaining lifetime of the Covered Person(s) under IncomeLOCK Plus, after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

INCOMELOCK PLUS FEATURES


IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK +6 with a 6% Income Credit may be elected at the date of Contract issue. If you have elected IncomeLOCK +6 prior to February 25, 2013 or elected IncomeLOCK +8, see "Appendix D" for more information.


Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. The Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. If you take withdrawals in any Benefit Year in excess of 6%, you will not receive any portion of the 6% Income Credit for that Benefit Year.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken

--------------------------------------------------------------------------------

during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Amounts Received Under IncomeLOCK Plus -- Summary

If you elect IncomeLOCK+6, you may choose from Income Option 1, 2 or 3 or the Income Option with a Custom Allocation, which determines the withdrawal percentages you will receive while the Living Benefit is in effect.

You may begin taking withdrawals as early as age 45. The amounts you receive will vary based on (1) the income option you selected, (2) whether there are one or two Covered Persons, and (3) the age of the Covered Person(s) at the time of the first withdrawal. The percentage of the Benefit Base that is guaranteed by the Living Benefits: (1) while the Account Value is greater than zero ranges from 3.25% to 6.5%, and (2) once the Account Value has been reduced to zero ranges from 3% to 5%. See the "IncomeLOCK Plus Options -- Amounts Received Under the Benefit" in this prospectus for more detailed information. Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section below).

Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

The IncomeLOCK +6 (Options 1, 2 and 3) endorsement requires that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). IncomeLOCK +6 (Custom Allocation) allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.

If you purchased your Living Benefit prior to February 25, 2013, see "Appendix D" for more information regarding your investment restrictions.

      INVESTMENT
         GROUP           INVESTMENT RESTRICTIONS  VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
-------------------------------------------------------------------------------------------------
Group A: Bond, Cash and       30%-Minimum           Fixed Account Plus
Fixed Accounts                                      Short-Term Fixed Account
                              100%-Maximum          Capital Conservation Fund
                                                    Core Bond Fund
                                                    Government Securities Fund
                                                    Inflation Protected Fund
                                                    International Government Bond Fund
                                                    Money Market I Fund
                                                    Money Market II Fund
                                                    Strategic Bond Fund
                                                    Vanguard Long-Term Investment Grade Fund
                                                    Vanguard Long-Term Treasury Fund
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      INVESTMENT
         GROUP           INVESTMENT RESTRICTIONS  VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
-------------------------------------------------------------------------------------------------
Group B: Equity Maximum       0%-Minimum          Aggressive Growth Lifestyle Fund
                                                  American Beacon Holland Large Cap Growth Fund
                              70%-Maximum         Asset Allocation Fund
                                                  Blue Chip Growth Fund
                                                  Broad Cap Value Income Fund
                                                  Capital Appreciation Fund
                                                  Conservative Growth Lifestyle Fund
                                                  Core Equity Fund
                                                  Dividend Value Fund
                                                  Dynamic Allocation Fund
                                                  Foreign Value Fund
                                                  Global Social Awareness Fund
                                                  Global Strategy Fund
                                                  Growth Fund
                                                  Growth & Income Fund
                                                  High Yield Bond Fund
                                                  International Equities Fund
                                                  International Growth Fund
                                                  Large Cap Core Fund
                                                  Large Capital Growth Fund
                                                  Large Cap Value Fund
                                                  Mid Cap Index Fund
                                                  Mid Cap Value Fund
                                                  Moderate Growth Lifestyle Fund
                                                  Socially Responsible Fund
                                                  Stock Index Fund
                                                  Value Fund
                                                  Vanguard LifeStrategy Conservative Growth Fund
                                                  Vanguard LifeStrategy Growth Fund
                                                  Vanguard LifeStrategy Moderate Growth Fund
                                                  Vanguard Wellington Fund
                                                  Vanguard Windsor II Fund
-------------------------------------------------------------------------------------------------
Group C: Limited Equity       0%-Minimum          Ariel Appreciation Fund
                                                  Ariel Fund
                              10%-Maximum         Emerging Economies Fund
                                                  Global Real Estate Fund
                                                  Health Sciences Fund
                                                  International Opportunities Fund
                                                  Invesco Balanced-Risk Commodity Strategy Fund
                                                  Mid Cap Growth Fund
                                                  Mid Cap Strategic Growth Fund
                                                  Nasdaq-100(R) Index Fund
                                                  Science and Technology Fund
                                                  Small Cap Aggressive Growth Fund
                                                  Small Cap Fund
                                                  Small Cap Growth Fund
                                                  Small Cap Index Fund
                                                  Small Cap Special Values Fund
                                                  Small Cap Value Fund
                                                  Small-Mid Growth Fund
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------

Automatic Allocation to Fixed Account Plus

The 20% automatic allocation to Fixed Account Plus counts against the 30% of your investments that must be allocated to Group A (IncomeLOCK +6 endorsements with Custom Allocation only). The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the automatic allocation. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements.

Additional Important Information Applicable to IncomeLOCK Plus

IF YOU ELECT INCOMELOCK PLUS, YOU WILL NOT BE ABLE TO TAKE A LOAN WHILE THIS LIVING BENEFIT IS IN EFFECT. YOU WILL NEED TO WAIT UNTIL AFTER THE 5TH BENEFIT YEAR ANNIVERSARY (THE EARLIEST INCOMELOCK PLUS TERMINATION DATE), TERMINATE INCOMELOCK PLUS AND THEN TAKE A LOAN. WHEN YOU TERMINATE INCOMELOCK PLUS, YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE.


Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may withdraw each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.


Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.

IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Note that these features and/or their components may not be available in your state. IncomeLOCK is no longer offered with the Contract. See "Appendix D" for information on

--------------------------------------------------------------------------------

IncomeLOCK and on IncomeLOCK Plus endorsements issued prior to February 25, 2013. Check with your financial advisor for availability and any additional restrictions.

LIVING BENEFITS MAY NOT BE APPROPRIATE FOR USE WITH TRADITIONAL OR ROTH IRAS AND SIMPLIFIED EMPLOYEE PLANS ("SEPS") IF YOU PLAN TO MAKE ONGOING CONTRIBUTIONS. THIS IS BECAUSE THE LIVING BENEFITS GUARANTEE THAT ONLY CERTAIN PURCHASE PAYMENTS ARE INCLUDED IN THE BENEFIT BASE.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE OPTIONAL LIVING BENEFITS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS AS INDICATED ABOVE.

INCOMELOCK PLUS OPTIONS

You may elect IncomeLOCK Plus only on your Contract issue date to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). If you elected IncomeLOCK Plus prior to February 25, 2013, see "Appendix D" for additional information.

See "Appendix C -- IncomeLOCK +6 Examples" for examples demonstrating the operation of IncomeLOCK +6.

IncomeLOCK +6 locks in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. The Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base on the 12th Benefit Anniversary is less than the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

If you elect one Covered Person:

                    COVERED PERSON
-----------------------------------
                    MINIMUM MAXIMUM
                      AGE     AGE
-----------------------------------
One Covered Person    45      80
-----------------------------------

If you elect two Covered Persons:

                COVERED PERSON #1 COVERED PERSON #2
---------------------------------------------------
                MINIMUM  MAXIMUM  MINIMUM  MAXIMUM
                  AGE      AGE      AGE      AGE
---------------------------------------------------
Nonqualified:     45       80       45       N/A(1)
One Owner
with Spousal
Beneficiary
---------------------------------------------------
Qualified: One    45       80       45       N/A(1)
Owner with
Spousal
Beneficiary
---------------------------------------------------

--------
(1) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

If you elect one Covered Person:

  .   The Contract Owner

  .   The annuitant (for Contracts not naturally-owned)

If you elect two Covered Persons:

  .   The Contract Owner and the 100% spousal primary beneficiary

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

  .   Spousal joint annuitants (for Contracts not naturally-owned)

--------------------------------------------------------------------------------


Ownership changes can affect IncomeLOCK Plus as follows:

If you elect one Covered Person:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner/the annuitant must be the same person.

If you elect two Covered Persons:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner and the annuitant must be the same person); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner and the annuitant must be the same person).

Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal or replacement of the original spousal beneficiary; and

   2. Removal of second Covered Person as spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

Amounts Received under the Benefit

The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.

                                 INCOMELOCK +6

       NUMBER OF COVERED PERSONS
                  AND
     AGE OF COVERED PERSON AT FIRST          INCOME       INCOME        INCOME        CUSTOM
              WITHDRAWAL                    OPTION 1     OPTION 2      OPTION 3     ALLOCATION
-----------------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)   5.0% / 3.0%* 5.0% / 3.0%* 3.75% for Life 4.5% / 3.0%*
-----------------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)     5.5% / 4.0%  6.5% / 3.0%  5.0% for Life  4.5% / 4.0%
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger)  4.5% / 3.0%* 4.5% / 3.0%* 3.25% for Life 4.0% / 3.0%*
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5.0% / 4.0%  6.0% / 3.0%  4.50% for Life 4.0% / 4.0%
-----------------------------------------------------------------------------------------------

--------
 * The Protected Income Payment Percentage is 4% if the Benefit Base is increased to a new highest Anniversary Value on or after the Covered Person's 65th birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65th birthday.

Calculation of the Value of each Component of the Benefit


The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below. See "Appendix D" if you purchased IncomeLOCK +6 prior to February 25, 2013.


First, we determine the initial Benefit Base. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million (annual cap amount) without our prior approval. The initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

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Any Purchase Payments made in contract year 1 in excess of the annual cap amount as well as all Purchase Payments received after the first contract year are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 (annual cap amount) without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years thereafter. The Income Credit Period may not be extended.

Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

The Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. YOUR BENEFIT BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR ACCOUNT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT ANNIVERSARY.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

22

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Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. Any change of ownership except as noted above.


WITHDRAWALS UNDER THE LIVING BENEFITS

The timing and amount of withdrawals will affect the amounts received under the Living Benefits, as set forth below in greater detail.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

Withdrawals under IncomeLOCK Plus

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the


                                                                             23

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beginning of the next Benefit Year and may be lower than the previous Benefit
Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year. The impact of withdrawals on specific factors is further explained below:

BENEFIT BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

PROTECTED INCOME PAYMENT: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. See "If your Account Value is Reduced to Zero" below.

If your Account Value is Reduced to Zero

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

IF AN EXCESS WITHDRAWAL REDUCES YOUR ACCOUNT VALUE TO ZERO, NO FURTHER BENEFITS ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH INCOMELOCK PLUS WILL TERMINATE.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Latest Annuity Date

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the Maximum Annual Withdrawal Amount is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

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If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service ("IRS").

DEATH BENEFITS UNDER INCOMELOCK PLUS

If there is one Covered Person and that person dies, the surviving spousal Beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

For more information on death benefits, see "Death Benefits."


TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------

You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Equity Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. WE RESERVE THE RIGHT TO LIMIT THE NUMBER, FREQUENCY (MINIMUM PERIOD OF TIME BETWEEN TRANSFERS) OR DOLLAR AMOUNT OF TRANSFERS YOU CAN MAKE AND TO RESTRICT THE METHOD AND MANNER OF PROVIDING OR COMMUNICATING TRANSFERS OR REALLOCATION INSTRUCTIONS. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com.

DURING THE PURCHASE PERIOD -- POLICY AGAINST MARKET TIMING AND FREQUENT
TRANSFERS

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy cause the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder excessive trading and market timing. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

                                                                             25

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As described in a Fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above.

We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

FIXED ACCOUNT OPTION          VALUE       FREQUENCY                            OTHER RESTRICTIONS
--------------------          -----       ---------                            ------------------
Fixed Account Plus:        Up to 20%     At any time  If you transfer assets from Fixed Account Plus to another investment
                           per Contract               option, any assets transferred back into Fixed Account Plus within 90
                           Year                       days may receive a different rate of interest than your new
                                                      Purchase Payments.

                           100%          At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%    At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(1)

Multi-Year Option:         Up to 100%    At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(2)

--------
(1) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(2) The minimum transfer amount may be changed from time to time by the Company.

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

COMMUNICATING TRANSFER REALLOCATION INSTRUCTIONS

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Contract Owner within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received Contract Owner permission to perform a Contract Owner-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

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TRANSFERS DURING PAYOUT PERIOD

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

PAYOUT OPTION                                        % OF ACCOUNT VALUE                     FREQUENCY
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

FEES AND CHARGES
--------------------------------------------------------------------------------


By investing in Equity Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   IncomeLOCK Plus

  .   Other Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available online at www.valic.com.

ACCOUNT MAINTENANCE CHARGE

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Contract Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the SAI.

Amount of Surrender Charge

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

10% Free Withdrawal

In any Contract Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Contract Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

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Exceptions to Surrender Charge

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

PREMIUM TAX CHARGE

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

SEPARATE ACCOUNT CHARGES

The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The charges range from 1.60% to 2.10% depending on the Variable Account Option selected. The charge is deducted daily from the net assets invested in the Variable Account Option. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Equity Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Equity Director and administering and marketing the Variable Account Options, including but not limited to enrollment, Contract Owner communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.

The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

Separate Account Expense Reimbursements or Credits

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. In addition, we may receive non-12b-1 service fees from certain funds. The 12b-1 fees and non-12b-1 service fees are designed to help pay for our direct and indirect distribution costs. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

We may use these 12b-1 and non-12b-1 service fees or a portion of the recordkeeping fees to directly reduce the Separate Account Charges; thus, the net Separate Account Charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners.

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MARKET VALUE ADJUSTMENT ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

OPTIONAL LIVING BENEFIT FEES

The fee applicable to each Living Benefit is described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

IncomeLOCK Plus

The IncomeLOCK Plus fees will be assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter.

                                                               MAXIMUM
                                                              ANNUALIZED
                                  INITIAL  MAXIMUM  MINIMUM    FEE RATE
                                   ANNUAL   ANNUAL   ANNUAL    DECREASE
       NUMBER OF COVERED PERSONS  FEE RATE FEE RATE FEE RATE OR INCREASE*
       -------------------------  -------- -------- -------- ------------
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. See "Fee Tables." For the formula and examples of how the fee is calculated, see "Appendix B".

We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversary. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.

OTHER CHARGES

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for services provided by parties other than VALIC or its affiliates may be assessed to Contract Owner accounts upon the direction or authorization of the Contract Owner. Additional fees may be withdrawn from the Contract Owner's accounts in accordance with a Contract Owner's independent investment advisory contract. Such withdrawals will be identified on applicable Contract Owner statements.

Plan loans for 403(b) rollover annuities from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.

PAYOUT PERIOD
--------------------------------------------------------------------------------



The Payout Period begins when you decide to retire or when you elect to annuitize all or a portion of your Account Value. You may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.


FIXED PAYOUT

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
--------
(1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

ASSUMED INVESTMENT RATE

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Payout Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

VARIABLE PAYOUT

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the SAI.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

PARTIAL ANNUITIZATION

A Contract Owner may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

PAYOUT DATE

The payout date is the date elected by you on which the annuity Payout Payments will start (also referred to as the Annuity Date). The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

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The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

  . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship or unless you have become disabled.

  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 70 1/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

  . All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b) plans, SEPs or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

3. LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner's Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner's Account as of the date we receive Proof of Death, less the Payout Payments.

4. JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for Beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

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Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the SAI.

SURRENDER OF ACCOUNT VALUE
--------------------------------------------------------------------------------

WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan, if applicable.

For Purchase Payments that are contributions made under your employer's plan, such as a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract, including amounts accumulated in the Fixed Account Options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued. If payment is deferred, interest will accrue until the payment is made.

SURRENDER PROCESS

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (EQUALS)  Your Account Value(1)
                 Surrender                    - (MINUS)
                   Value                   Any Applicable
                                          Surrender Charge

--------
(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age 59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

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PARTIAL SURRENDERS

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options first unless otherwise specified by you.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           Surrendered from the    (DIVIDED  next computed after the
          Variable Account Option    BY)       written request for
                 + (PLUS)                    surrender is received at
           Any surrender charge                  our Home Office


The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter. If your Account Value falls below a certain dollar amount and you do not make a Purchase Payment over a certain period of time, as specified in your Contract, we may close your account and pay the Account Value to you.


SYSTEMATIC WITHDRAWALS

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW

There will be no surrender charge on RMDs if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law solely with reference to the values in your Equity Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules.



DEATH BENEFITS
--------------------------------------------------------------------------------


The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

THE PROCESS

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork.


If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit will be payable. Death benefits are paid only once per Contract.


BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

  .   In a lump sum;

--------------------------------------------------------------------------------


  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

Spousal Beneficiaries

A spousal Beneficiary may receive death benefits as shown above; or

In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

Beneficiaries Other Than Spouses

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payment.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Contract Owner had under the Contract.

SPECIAL INFORMATION FOR INDIVIDUAL NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the Contract Owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

DURING THE PURCHASE PERIOD

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Contract Owner may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

INTEREST GUARANTEED DEATH BENEFIT


The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70, provided that the benefit is available in your state. The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.


The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

--------------------------------------------------------------------------------


Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments invested in Fixed Account
             Option
         -   (MINUS)
             Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option

Step 2:  Determine your Variable Account Option Value by taking the greater of:


            Value of Variable Account Options on date all paperwork is complete and in a form acceptable to VALIC
            OR
            100% of Purchase Payments invested in Variable
            Account Options
        -   (MINUS)
            Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Options
        +   (PLUS)
            Interest at an annual rate as specified in your Contract, not to exceed 2%


Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

This value may be adjusted as indicated in the "Additional Information Applicable to Death Benefits" section below.


Important Note about Death Benefit Payable in New York: The interest guaranteed death benefit is not available in New York. In New York, only the standard death benefit is available.


STANDARD DEATH BENEFIT


The standard death benefit is payable if death occurs on or after age 70, or at any age in a state where the interest guaranteed death benefit is not available.


The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (MINUS)
             Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option

ADDITIONAL INFORMATION APPLICABLE TO DEATH BENEFITS

If the total amount of any death benefit payable from the Fixed Account Options and Variable Account Options of the Contract exceeds the Account Value as of the date all paperwork is complete an in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

         A.  100% of Purchase Payments
         -   (MINUS)
         B.  Gross Withdrawals (see below) and any portion of
             Account Value applied under a Payout Option
         +   (PLUS)
         C.  Interest on the result of A minus B at an annual rate as specified in your Contract.

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Account Value. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York. See your Contract or endorsements for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

--------------------------------------------------------------------------------


       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.



OTHER CONTRACT FEATURES
--------------------------------------------------------------------------------


CHANGES THAT MAY NOT BE MADE

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Contract Owner; and

  .   The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CONTINGENT OWNER

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

CANCELLATION -- THE 21 DAY "FREE LOOK"

An individual Contract Owner may cancel a Contract by returning it to the Company within 21 days after it is received. (A longer period will be allowed if required under state law.) We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. The Contract will be void once we issue a refund.

WE RESERVE CERTAIN RIGHTS

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

This Equity Director product is not available if Portfolio Director(R) Plus, Portfolio Director 2 and Portfolio Director ("Portfolio Director") are already available in your retirement plan. Exchanges into this product from existing Portfolio Director contracts or other annuities offered by VALIC are not permitted.

--------------------------------------------------------------------------------


RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus. The Contract is available for 403(b) rollovers if you want to retain the ability to take loans and your employer has added this product to your retirement plan and provided us with the appropriate plan documents. This Equity Director product is only available for rollover assets and is not available for salary deduction contributions.

VOTING RIGHTS
--------------------------------------------------------------------------------


As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

WHO MAY GIVE VOTING INSTRUCTIONS

During the Purchase Period the Contract Owner or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

During the Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During the Payout Period or after a Death Benefit Has Been Paid

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Contract Owners invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------


The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Discussions regarding the tax treatment of any annuity contract or retirement plans and programs are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  .   Section 408(k) SEPs and SARSEPs; and

--------------------------------------------------------------------------------


  .   Section 408(p) SIMPLE retirement accounts.

Contributions under one of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Certain Contracts may also be available for nondeductible section 408A Roth Individual Retirement Annuity ("Roth IRA") and 403(b) Roth Accounts pursuant to section 402A.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

In addition, the Contracts are also available through "Nonqualified Contracts." Such nonqualified Contracts generally include unfunded, nonqualified deferred compensation plans, as well as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to taxable, non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

--------------------------------------------------------------------------------


The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments made directly to an insurer up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.


On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income, which went into effect in 2013, at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.


It is the opinion of VALIC and its tax counsel, confirmed by IRS Revenue Procedure 99-44, that a Qualified Contract described in section 401(f), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds.

It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.


Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.


Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a Contract Owner's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of ERISA may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the new requirements only, and you may wish to discuss the new regulations and/or the general information above with your tax advisor.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------



There are no pending legal proceedings against the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation related to their respective business operations. Additionally and pending at this time is a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 brought by The West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards") brought against VALIC in 2009 (Civil Action No. 09-C-2104). The WV Boards seek a declaration that would prevent VALIC from enforcing withdrawal restrictions in their respective fixed annuity contracts. In 2012, the WV Boards amended their lawsuit for money damages. In 2013, the Circuit Court granted VALIC's motions for summary judgment denying the WV Boards' requests for relief. The WV Boards are currently appealing the Circuit Court's rulings in favor of VALIC.

The Company received and responded to industry-wide regulatory inquiries, including a multi-state audit and market conduct examination covering compliance with unclaimed property laws and a directive from the New York Department of Financial Services regarding claims settlement practices and other related state regulatory inquiries. In connection with the resolution of the multi-state examination relating to these matters in the third quarter of 2012, the Company and certain of its affiliates paid an $11 million regulatory assessment to the various state insurance departments that are parties to a regulatory settlement to defray costs of their examinations and monitoring. The Company paid $770,000 of this amount. Although the Company has enhanced its claims practices to include use of the Social Security Death Master File, it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder requesting that AIG's Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. On January 8, 2014, the independent members of AIG's Board unanimously refused the demand in its entirety, and on February 19, 2014, counsel for AIG's Board sent a letter to counsel for the purported AIG shareholder describing the process by which AIG's Board considered and refused its demand. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

As of April 30, 2014, the Company believes it is not likely that contingent liabilities arising from these lawsuits will have a material adverse effect on the financial condition of the Company.



FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Financial statements of VALIC and the Separate Account are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                                      PAGE
                                                      ----
                     General Information.............   2
                     Federal Tax Matters.............   2
                     Calculation of Surrender Charge.   9
                     Purchase Unit Value.............  11

                                                            PAGE
                                                            ----
                Calculation of MVA Option..................  12
                Payout Payments............................  12
                Distribution of Variable Annuity Contracts.  14
                Experts....................................  15
                Comments on Financial Statements...........  15

                   APPENDIX A -- SELECTED PURCHASE UNIT DATA
--------------------------------------------------------------------------------

Purchase units shown are for a Purchase Unit outstanding through the year for each Variable Account Option.*


                                                                             NUMBER OF
                                                         UNIT       UNIT       UNITS
                                                        VALUE      VALUE    OUTSTANDING
FUND NAME                                      YEAR     AT 1/1    AT 12/31   AT 12/31
---------                                     ------    ------    --------  ------------
VALIC COMPANY I
  Asset Allocation Fund (Division 5)            2013     1.102      1.255        792,683
                                                2012     0.991      1.102        592,401
                                                2011         -      0.991        182,968
  Blue Chip Growth Fund (Division 72)           2013     1.155      1.601      3,137,059
                                                2012     0.996      1.155      2,472,739
                                                2011         -      0.996        189,419
  Broad Cap Value Fund (Division 75)            2013     1.117      1.496        823,241
                                                2012     0.998      1.117      1,335,543
                                                2011         -      0.998        562,711
  Capital Conservation Fund (Division 7)        2013     1.092      1.046      1,467,857
                                                2012     1.049      1.092        206,119
                                                2011         -      1.049         31,219
  Core Equity Fund (Division 15)                2013     1.095      1.450        225,761
                                                2012     0.977      1.095        240,020
                                                2011         -      0.977         54,576
  Dividend Value Fund (Division 21)             2013     1.174      1.498      1,046,276
                                                2012     1.062      1.174      1,317,599
                                                2011         -      1.062         66,320
  Dynamic Allocation Fund (Division 103)        2013     0.997      1.151      6,493,414
                                                2012         -      0.997              -
  Emerging Economies Fund
   (Division 87)                                2013     0.997      0.951      1,366,979
                                                2012     0.854      0.997      1,753,899
                                                2011         -      0.854         18,126
  Foreign Value Fund (Division 89)              2013     0.996      1.233      1,540,730
                                                2012     0.854      0.996        993,968
                                                2011         -      0.854        281,960
  Global Real Estate Fund (Division 101)        2013     1.161      1.192        264,937
                                                2012     0.903      1.161        236,162
                                                2011         -      0.903         32,307
  Global Social Awareness Fund
   (Division 12)                                2013     1.061      1.342         11,447
                                                2012     0.921      1.061              -
                                                2011         -      0.921              -
  Global Strategy Fund (Division 88)            2013     1.126      1.314        774,901
                                                2012     0.960      1.126        695,554
                                                2011         -      0.960        153,356
  Government Securities Fund
   (Division 8)                                 2013     1.097      1.032        197,610
                                                2012     1.078      1.097        218,948
                                                2011         -      1.078         37,040
  Growth & Income Fund (Division 16)            2013     1.045      1.361        275,302
                                                2012     0.939      1.045        291,123
                                                2011         -      0.939         71,107
  Growth Fund (Division 78)                     2013     1.101      1.416        297,883
                                                2012     0.976      1.101        322,657
                                                2011         -      0.976        172,116
  Health Sciences Fund (Division 73)            2013     1.403      2.080        614,566
                                                2012     1.085      1.403        398,620
                                                2011         -      1.085        107,843
  Inflation Protected Fund (Division 77)        2013     1.146      1.047      1,343,886
                                                2012     1.081      1.146      3,646,048
                                                2011         -      1.081        563,304
  International Equities Fund (Division 11)     2013      0.98      1.145      1,256,420
                                                2012     0.853      0.980        172,426
                                                2011         -      0.853         38,906


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    International Government Bond Fund
     (Division 13)                            2013 1.094   1.014    1,215,408
                                              2012 1.026   1.094    1,334,917
                                              2011     -   1.026      447,992
    International Growth Fund (Division 20)   2013 1.045   1.238    1,504,814
                                              2012 0.885   1.045    2,259,730
                                              2011     -   0.885       41,922
    Large Cap Core Fund (Division 76)         2013 1.132   1.511    1,763,504
                                              2012 0.971   1.132    2,064,701
                                              2011     -   0.971      570,735
    Large Capital Growth Fund (Division 79)   2013 1.017   1.314       86,154
                                              2012 0.922   1.017      104,808
                                              2011     -   0.922       30,651
    Mid Cap Index Fund (Division 4)           2013  1.11   1.450    1,708,211
                                              2012 0.962   1.110    1,372,100
                                              2011     -   0.962      157,828
    Mid Cap Strategic Growth Fund
     (Division 83)                            2013 0.982   1.336       99,689
                                              2012 0.915   0.982      114,884
                                              2011     -   0.915       63,005
    Money Market I Fund (Division 6)          2013 0.964   0.946    1,624,813
                                              2012 0.982   0.964      108,584
                                              2011     -   0.982      211,941
    Nasdaq-100 Index Fund (Division 46)       2013  1.17   1.565      326,928
                                              2012 1.011   1.170      313,731
                                              2011     -   1.011       17,654
    Science & Technology Fund
     (Division 17)                            2013 1.016   1.421      265,035
                                              2012 0.923   1.016       74,585
                                              2011     -   0.923        5,131
    Small Cap Aggressive Growth Fund
     (Division 86)                            2013 0.996   1.464      518,220
                                              2012 0.881   0.996       21,124
                                              2011     -   0.881        8,824
    Small Cap Fund (Division 18)              2013 1.108   1.527      227,129
                                              2012 0.974   1.108      370,733
                                              2011     -   0.974       45,443
    Small Cap Index Fund (Division 14)        2013  1.07   1.457      743,721
                                              2012 0.939   1.070      491,921
                                              2011     -   0.939      143,287
    Small Cap Special Values Fund
     (Division 84)                            2013 1.048   1.430        5,199
                                              2012 0.933   1.048        6,161
                                              2011     -   0.933            -
    Small-Mid Growth Fund (Division 85)       2013 1.029   1.361       20,614
                                              2012 0.933   1.029       20,761
                                              2011     -   0.939            -
    Stock Index Fund (Division 10)            2013 1.134   1.469      772,842
                                              2012 1.000   1.134      798,333
                                              2011     -   1.000       31,790
    Value Fund (Division 74)                  2013 1.101   1.418      109,746
                                              2012 0.959   1.101       82,732
                                              2011     -   0.959        9,976

--------
* The 2011 data for each Fund other than the Invesco Balanced-Risk Commodity Risk Fund begins on May 1, 2011. The 2011 data for the Invesco Balanced-Risk Commodity Strategy Fund begins on November 1, 2011, the date this fund was added to Equity Director. On March 23, 2012, the Lou Holland Growth Fund was merged into the American Beacon Holland Large Cap Growth Fund. All prior data for the American Beacon Holland Large Cap Growth Fund reflects the data for the Lou Holland Growth Fund. The 2012 data for the Dynamic Allocation Fund begins on December 26, 2012, the date this fund was added to Equity Director.

--------------------------------------------------------------------------------


                                                                        NUMBER OF
                                                       UNIT    UNIT       UNITS
                                                      VALUE   VALUE    OUTSTANDING
FUND NAME                                    YEAR     AT 1/1 AT 12/31   AT 12/31
---------                                   ------    ------ --------  ------------
VALIC COMPANY II
  Aggressive Growth Lifestyle Fund
   (Division 48)                              2013     1.114   1.337        421,066
                                              2012     0.982   1.114        361,314
                                              2011         -   0.982         64,202
  Capital Appreciation Fund (Division 39)     2013     1.121   1.501        126,657
                                              2012     0.966   1.121        116,859
                                              2011         -   0.966         21,193
  Conservative Growth Lifestyle Fund
   (Division 50)                              2013     1.121   1.206        918,198
                                              2012     1.018   1.121        929,926
                                              2011         -   1.018        294,078
  Core Bond Fund (Division 58)                2013     1.105   1.067      2,479,697
                                              2012     1.045   1.105        931,889
                                              2011         -   1.045        307,937
  High Yield Bond Fund (Division 60)          2013      1.15   1.191      2,916,013
                                              2012     1.028   1.150      3,458,463
                                              2011         -   1.028      1,509,390
  International Opportunities Fund
   (Division 33)                              2013      0.95   1.133        182,394
                                              2012     0.791   0.950        196,487
                                              2011         -   0.791        139,098
  Large Cap Value Fund (Division 40)          2013     1.083   1.443      1,253,020
                                              2012     0.941   1.083        818,259
                                              2011         -   0.941        199,017
  Mid Cap Growth Fund (Division 37)           2013     1.023   1.319        613,763
                                              2012     0.934   1.023        253,807
                                              2011         -   0.934         83,738
  Mid Cap Value Fund (Division 38)            2013     1.076   1.423      1,151,419
                                              2012     0.898   1.076        496,112
                                              2011         -   0.898        123,795
  Moderate Growth Lifestyle Fund
   (Division 49)                              2013     1.115   1.279        888,389
                                              2012     0.996   1.115        813,662
                                              2011         -   0.996         90,157
  Money Market II Fund (Division 44)          2013     0.969   0.953      3,732,771
                                              2012     0.984   0.969      1,880,536
                                              2011         -   0.984      2,234,484
  Small Cap Growth Fund (Division 35)         2013     1.043   1.516        397,344
                                              2012     0.943   1.043        150,717
                                              2011         -   0.943         94,281
  Small Cap Value Fund (Division 36)          2013     1.028   1.378        160,745
                                              2012     0.908   1.028        179,785
                                              2011         -   0.908        101,031
  Socially Responsible Fund (Division 41)     2013     1.131   1.507         38,138
                                              2012     0.997   1.131         16,960
                                              2011         -   0.997         13,148
  Strategic Bond Fund (Division 59)           2013     1.136   1.121      2,217,597
                                              2012     1.027   1.136      2,441,356
                                              2011         -   1.027        894,687


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                  ---- ------ -------- -----------
  PUBLIC FUNDS
    American Beacon Holland Large Cap
     Growth Fund (Division 70)               2013 1.118   1.451    1,556,068
                                             2012 1.015   1.118      370,365
                                             2011     -   1.015       11,705
    Ariel Appreciation Fund (Division 69)    2013 1.066   1.529       24,564
                                             2012 0.910   1.066       32,695
                                             2011     -   0.910       27,621
    Ariel Fund (Division 68)                 2013 1.028   1.460      107,635
                                             2012 0.870   1.028       74,921
                                             2011     -   0.870       42,107
    Invesco Balanced-Strategy Commodity
     Strategy Fund (Division 102)            2013 0.982   0.830       28,078
                                             2012 0.966   0.982       25,227
                                             2011     -   0.966            -
    Vanguard Lifestrategy Conservative
     Growth Fund (Division 54)               2013 1.065   1.138      227,088
                                             2012 0.996   1.065      233,823
                                             2011     -   0.996        2,999
    Vanguard Lifestrategy Growth Fund
     (Division 52)                           2013 1.072   1.272       30,805
                                             2012 0.957   1.072       25,859
                                             2011     -   0.957       14,163
    Vanguard Lifestrategy Moderate Growth
     Fund (Division 53)                      2013 1.074   1.210      346,503
                                             2012 0.982   1.074      371,214
                                             2011     -   0.982       77,869
    Vanguard Long-Term Investment-Grade
     Fund (Division 22)                      2013 1.261   1.165    1,252,576
                                             2012 1.150   1.261      232,347
                                             2011     -   1.150       28,643
    Vanguard Long-Term Treasury Fund
     (Division 23)                           2013 1.289   1.100      999,032
                                             2012 1.269   1.289       47,428
                                             2011     -   1.269       78,956
    Vanguard Wellington Fund (Division 25)   2013 1.121   1.314      316,489
                                             2012 1.017   1.121      497,735
                                             2011     -   1.017       37,945
    Vanguard Windsor II Fund (Division 24)   2013 1.149   1.471      123,873
                                             2012 1.006   1.149      195,872
                                             2011     -   1.006       23,815

   APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLES OF INCOMELOCK PLUS FEE
--------------------------------------------------------------------------------


The fee for IncomeLOCK +6 and IncomeLOCK +8 is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter. IncomeLOCK +8 is no longer offered.


If you purchased your IncomeLOCK Plus endorsement prior to December 26, 2012, the value of the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange, used to calculate your fee is the value of the VIX at the end of the Benefit Quarter. If you purchased your IncomeLOCK Plus endorsement on or after December 26, 2012, the value of the VIX used to calculate your fee is the average of the VIX over the Benefit Quarter. The formula is the same, and the only difference is the value of the VIX that is used.

                                                               MAXIMUM
                                                              ANNUALIZED
                                  INITIAL  MAXIMUM  MINIMUM    FEE RATE
                                   ANNUAL   ANNUAL   ANNUAL    DECREASE
       NUMBER OF COVERED PERSONS  FEE RATE FEE RATE FEE RATE OR INCREASE*
       -------------------------  -------- -------- -------- ------------
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4)

The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (VALUE OF THE VIX AS OF MARKET CLOSE ON EACH DAY THE FEE IS CALCULATED - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the VIX. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

EXAMPLE

ASSUME YOU ELECT INCOMELOCK +6 FOR ONE COVERED PERSON AND YOU INVEST A SINGLE PURCHASE PAYMENT OF $100,000 WITH NO ADDITIONAL PURCHASE PAYMENTS AND NO WITHDRAWALS BEFORE THE 16TH BENEFIT QUARTER. ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                  CALCULATED ANNUAL QUARTERLY
                   BENEFIT VALUE   FORMULA    FEE      FEE
                   QUARTER OF VIX   VALUE*    RATE   RATE**
                   ------- ------ ---------- ------ ---------
                     1st   24.82      N/A     1.10%  0.2750%
                     2nd   21.49      N/A     1.10%  0.2750%
                     3rd   24.16      N/A     1.10%  0.2750%
                     4th   19.44      N/A     1.10%  0.2750%
                     5th   16.88     0.94%    0.94%  0.2350%

--------
* The Calculated Formula Value equals the number resulting from application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.
** The Quarterly Fee Rate is the Annual Fee Rate divided by 4.

IN THE 5TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 16.88. WE CALCULATE THE ANNUAL FEE RATE IN THE 5TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (16.88 - 20)]

             0.011 +[0.05% x (-3.12)]

             0.011 + (-0.00156) = 0.94% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 0.94% = 0.16% which is within 0.25% of the
           previous Annual Fee Rate (1.10%).

           0.94% is higher than the Minimum Annual Fee Rate
           (0.60%) and is lower than the Maximum Annual Fee
           Rate (2.20%).

           Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 0.94%.

           The Quarterly Fee Rate is 0.2350% (or 0.94% divided by 4).

--------------------------------------------------------------------------------


AFTER THE 5TH BENEFIT QUARTER, ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                  CALCULATED ANNUAL QUARTERLY
                   BENEFIT VALUE   FORMULA    FEE      FEE
                   QUARTER OF VIX   VALUE     RATE    RATE
                   ------- ------ ---------- ------ ---------
                    6th    20.00     1.10%    1.10%  0.2750%
                    7th    25.57     1.38%    1.35%  0.3375%
                    8th    30.22     1.61%    1.60%  0.4000%
                    9th    26.02     1.40%    1.40%  0.3500%
                    10th   22.83     1.24%    1.24%  0.3100%
                    11th   19.88     1.09%    1.09%  0.2725%
                    12th   20.60     1.13%    1.13%  0.2825%
                    13th   14.44     0.82%    0.88%  0.2200%
                    14th   13.41     0.77%    0.77%  0.1925%
                    15th    9.11     0.56%    0.60%  0.1500%
                    16th   16.30     0.91%    0.85%  0.2125%

IN THE 7TH BENEFIT QUARTER, THE VALUE OF THE VIX INCREASES TO 25.57. WE CALCULATE THE ANNUAL FEE RATE IN THE 7TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (25.57 - 20)]

             0.011 + [0.05% x (5.57)]

             0.011 + (0.00278) = 1.38% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 1.38% = 0.28% which is more than 0.25% higher
           than the previous Annual Fee Rate of 1.10%.

           The Annual Fee Rate is adjusted to be exactly 0.25% higher than the previous Annual Fee Rate, which is 1.35%
           (1.10% + 0.25%). This is within the Minimum and
           Maximum Annual Fee Rates.

           Therefore, the Quarterly Fee Rate is 0.3375% (or
           1.35% divided by 4).

IN THE 13TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 14.44. WE CALCULATE THE ANNUAL FEE RATE IN THE 13TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (14.44 - 20)]

                0.011 + [0.05% x (-5.56)]

                0.011 + (-0.00278) = 0.82% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

            1.13%-0.82% = 0.31% which is more than a 0.25%
            Quarterly Annualized Fee Rate Decrease from the previous
            Annual Fee Rate of 1.13%.

            Therefore, the Annual Fee Rate is adjusted to be exactly
            0.25% lower than the previous Annual Fee Rate, which is 0.88% (1.13%-0.25%).

IN THE 15TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 9.11. WE CALCULATE THE ANNUAL FEE RATE IN THE 15TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (9.11 - 20)]

                0.011 + [0.05% x (-10.89)]

                0.011 + (-0.005445) = 0.56% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

The Annual Fee Rate of 0.56% is lower than the Minimum Annual Fee Rate (0.60%).

          Therefore, the Annual Fee Rate is adjusted to be exactly the Minimum Annual Fee Rate, which is 0.60%.

          After the 16th Benefit Quarter, the Annual Fee Rate will continue to increase or decrease depending on the movement of the value of the VIX. If your Account Value falls to zero before the feature has been terminated, the fee will no longer be deducted.

                     APPENDIX C -- INCOMELOCK +6 EXAMPLES
--------------------------------------------------------------------------------

The five examples below demonstrate the operation of the IncomeLOCK +6 features. If you purchased IncomeLOCK +8, you should review the prospectus under which you purchased it to determine the operation of this Living Benefit.

EXAMPLE 1:

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the 1st Contract anniversary. Assume that on your 1st Contract anniversary, your Account Value is $103,000.

Your initial Benefit Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit on the 1st Contract anniversary is the Income Credit Percentage (6%) multiplied by the Income Credit Base ($100,000) which equals $6,000. On your 1st Contract anniversary, your Benefit Base is equal to the greatest of your current Benefit Base ($100,000), your Account Value ($103,000), or your Income Credit plus your current Benefit Base ($6,000 + $100,000). Assume your MAWA is 5%, then your MAWA if you were to start taking withdrawals after the 1st Contract anniversary is 5% of the Benefit Base (5% x $106,000 = $5,300). Therefore, as of your 1st Contract anniversary, you may take withdrawals of up to $5,300 each year as long as your Account Value is greater then zero and you do not take any Excess Withdrawals. Assume your Protected Income Payment Percentage ("PIPP") is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $106,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $106,000 = $4,240). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $4,240 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 2 -- IMPACT OF HIGHEST ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6, and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and MAWA are as follows:

             CONTRACT   ACCOUNT  BENEFIT    INCOME    INCOME
            ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   MAWA
            ----------- -------- -------- ----------- ------  ------
                1st     $103,000 $106,000  $100,000   $6,000  $5,300
                2nd     $118,000 $118,000  $118,000      N/A* $5,900
                3rd     $107,000 $125,080  $118,000   $7,080  $6,254
                4th     $110,000 $132,160  $118,000   $7,080  $6,608
                5th     $150,000 $150,000  $150,000      N/A* $7,500
                6th     $145,000 $159,000  $150,000   $9,000  $7,950

--------
* The Benefit Base calculated based on the highest Anniversary Value is greater than the Income Credit plus the Benefit Base; therefore, the Income Credit Base and Benefit Base are increased to the current Anniversary Value, and the Benefit Base is not increased by the Income Credit.

On your 6th Contract anniversary, your Account Value is $145,000, and your Benefit Base is stepped-up to $159,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage ("MAWP") is 5%, then your MAWA if you were to start taking withdrawals would be $7,950 (5% of the $159,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $7,950 each year as long as your accumulation value is greater then zero. Assume your PIPP is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $159,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $159,000 = $6,360). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,360 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 3 -- IMPACT OF WITHDRAWALS IN EXCESS OF MAWA

Assume you elect INCOMELOCK +6, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 6th Contract anniversary. Account Values, Benefit Bases, Income Credit Bases, and Income Credits are as described in EXAMPLE 2 above. Also assume that during your 7th Contract year, after your 6th Contract anniversary, your Account Value is $109,410 and you make a withdrawal of $12,930. Because the withdrawal is greater than your MAWA ($7,950), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your MAWA ($12,930 -- $7,950), or $4,980. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $7,950. Your Account Value after this portion of the withdrawal is $101,460 ($109,410 -- $7,950), but your Benefit Base and Income Credit Base are unchanged. Next, we recalculate your Benefit Base, Income Credit Base and Income Credit by reducing the Benefit Base and Income Credit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal ($4,980 / $101,460 = 4.91%). The Benefit Base is adjusted to $151,193, or $159,000 x 95.09%. The Income Credit Base is adjusted to $142,635 or $150,000 x 95.09%. Your new Income Credit is 6% of your new Income Credit Base (6% x $142,635), which equals $8,558. Your new MAWA is your Benefit Base multiplied by your MAWP ($151,193 x 5%), which equals $7,560. Therefore, if you do not take additional excess withdrawals, you may take up to $7,560 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $151,193, then your Protected Income Payment is 4% of the Benefit Base (4% x $151,193 = $6,048). Therefore, if your Account Value is reduced to zero due to

--------------------------------------------------------------------------------

reasons other than an Excess Withdrawal, you are guaranteed an income of $6,048 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 4 -- IMPACT OF GUARANTEED MINIMUM BENEFIT BASE

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 12th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and MAWA are as follows:

           CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME
           ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   MAWA
           ----------- -------- -------- ----------- ------  -------
              1st      $103,000 $106,000  $100,000   $6,000  $ 5,830
              2nd      $103,000 $112,000  $100,000   $6,000  $ 6,160
              3rd      $103,000 $118,000  $100,000   $6,000  $ 6,490
              4th      $103,000 $124,000  $100,000   $6,000  $ 6,820
              5th      $103,000 $130,000  $100,000   $6,000  $ 7,150
              6th      $103,000 $136,000  $100,000   $6,000  $ 7,480
              7th      $103,000 $142,000  $100,000   $6,000  $ 7,810
              8th      $103,000 $148,000  $100,000   $6,000  $ 8,140
              9th      $103,000 $154,000  $100,000   $6,000  $ 8,470
              10th     $103,000 $160,000  $100,000   $6,000  $ 8,800
              11th     $103,000 $166,000  $100,000   $6,000  $ 9,130
              12th     $103,000 $200,000  $200,000      N/A* $11,000

--------
* The Benefit Base calculated based on 200% of the Purchase Payments made in the 1st Contract year is greater than the highest Anniversary Value and the Income Credit plus the Benefit Base; therefore, the Benefit Base and the Income Credit Base are increased to $200,000 on the 12th Contract anniversary.

On your 12th Contract anniversary, your Benefit Base is equal to the greatest of your Account Value ($103,000), your Income Credit plus your current Benefit Base ($172,000 = $166,000 + $6,000), or 200% of the Purchase Payments made in the 1st Contract year ($200,000 = 200% x 100,000). Assume your MAWP is 5.5%, then your MAWA if you were to start taking withdrawals would be $11,000 (5.5% of the $200,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 12th Contract anniversary, you may take up to $11,000 each year as long as your Account Value is greater then zero. Assume your PIPP is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $200,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $200,000 = $8,000). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $8,000 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 5 -- IMPACT OF WITHDRAWALS WITHOUT MAXIMUM ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 8th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and MAWA are as follows:

            CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME
            ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT  MAWA
            ----------- -------- -------- ----------- ------ ------
               1st      $103,000 $106,000  $100,000   $6,000 $5,830
               2nd      $103,000 $112,000  $100,000   $6,000 $6,160
               3rd      $103,000 $118,000  $100,000   $6,000 $6,490
               4th      $103,000 $124,000  $100,000   $6,000 $6,820
               5th      $103,000 $130,000  $100,000   $6,000 $7,150
               6th      $103,000 $136,000  $100,000   $6,000 $7,480
               7th      $103,000 $142,000  $100,000   $6,000 $7,810
               8th      $103,000 $148,000  $100,000   $6,000 $8,140
               9th      $ 98,560 $151,000  $100,000   $3,000 $8,305
               10th     $ 91,010 $152,000  $100,000   $1,000 $8,360

On your 8th Contract anniversary, your Account Value is $103,000, and your Benefit Base is stepped-up to $148,000 and your Income Credit Base remains unchanged. Assume your MAWP is 5.5%, then your MAWA if you were to start taking withdrawals would be $8,140 (5.5% of the $148,000 Benefit Base). Assume that during your 8th Contract year, after your 8th Contract anniversary, you make a withdrawal of $4,440 (3% of the $148,000 Benefit Base) which is less than your MAWA. Then, your Account Value on your 9th Contract anniversary will equal $98,560 ($103,000 - $4,440). Your Net Income Credit Percentage equals 3% (6% - 3%). Therefore, your new Income Credit is 3% of your Income Credit Base (3% x $100,000), which is $3,000, because of the withdrawal. Your Benefit Base is equal to the greatest of your Account Value ($98,560) or your Income Credit plus your current Benefit Base ($151,000 = $3,000 + $148,000). Assume that during your 9th Contract year, after your 9th Contract anniversary, you make another withdrawal of $7,550 (5% of the $151,000 Benefit Base) which is less than your MAWA. Then, your Account Value on your 10th Contract anniversary will equal $91,010 ($98,560 - $7,550). Your new Income Credit is 1% (6% -- 5%) of
your Income Credit Base (1% x $100,000), which is $1,000. Your Benefit Base is equal to the greatest of your Account Value ($91,010) or your Income Credit plus your current Benefit Base ($152,000 = $1,000 + $151,000).

--------------------------------------------------------------------------------


On your 10th Contract anniversary, if your MAWP is 5.5%, your new MAWA will be $8,360 (5.5% of the $152,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals, you may take up to $8,360 each year as long as your Account Value is greater then zero. Assume your PIPP is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $152,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $152,000 = $6,080). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,080 each year as long as the Covered Person(s) is (are) alive.

       APPENDIX D -- LIVING BENEFITS OFFERED PRIOR TO FEBRUARY 25, 2013
--------------------------------------------------------------------------------


This Appendix provides information on the IncomeLOCK +6 endorsements that were issued prior to February 25, 2013 and all IncomeLOCK and IncomeLOCK +8 endorsements.


TABLE OF CONTENTS


            INCOMELOCK........................................  D-1
            Fee Table.........................................  D-1
            IncomeLOCK Features...............................  D-1
               Investment Restrictions........................  D-1
               IncomeLOCK Components..........................  D-3
               Calculation of the Value of each Component of
                 the Benefit..................................  D-3
               Cancellation of IncomeLOCK.....................  D-4
               Automatic Termination of IncomeLOCK............  D-4
            Fees and Charges..................................  D-4
            Surrender of Account Value........................  D-4
            Death Benefits....................................  D-6
               Spousal Beneficiary............................  D-6
               Non-Spousal Beneficiary........................  D-6

            INCOMELOCK PLUS...................................  D-6
            Fee Tables........................................  D-6
            IncomeLOCK Plus Features..........................  D-7
               Income Credit Options..........................  D-7
               Amounts Received under IncomeLOCK Plus.........  D-7
               Investment Restrictions........................  D-9
            IncomeLOCK Plus Options........................... D-10
               Calculation of the Value of each Component of
                 the Benefit.................................. D-10
               Automatic Termination of IncomeLOCK Plus....... D-11
            Surrender of Account Value........................ D-11

            LOANS............................................. D-11



INCOMELOCK


IncomeLOCK, a Living Benefit, is no longer offered. If you elected IncomeLOCK, the following provisions are applicable to this feature.

In addition to the defined terms in the prospectus, the following defined terms are applicable to the IncomeLOCK Living Benefit:

ANNIVERSARY VALUE -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period.

BENEFIT BASE -- a component of the calculation of the Living Benefit, which is used to determine the Living Benefit fee, the MAWA and the Protected Income Payment.

MAXIMUM ANNIVERSARY VALUE ("MAV") EVALUATION PERIOD -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

MINIMUM WITHDRAWAL PERIOD ("MWP") -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.

FEE TABLE

The IncomeLOCK fee is calculated as a percentage of the Benefit Base./1/

                      FEE PERIOD  MAXIMUM ANNUAL FEE RATE
                      ----------  -----------------------
                      All years            0.90%/2/

INCOMELOCK FEATURES

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following your 65/th/ birthday to take your first withdrawal under the Living Benefit. The MAWP is as follows:


            Before 5th Benefit Year anniversary:                    5%

            On or after 5th Benefit Year anniversary:               7%

            On or after 10th Benefit Year anniversary:             10%

            On or after 20th Benefit Year anniversary:             10%

            On or after the Benefit Anniversary following
               your 65/th/ birthday (for lifetime withdrawals):     5%

Investment Restrictions

As long as your IncomeLOCK endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio.

--------
/1/ IncomeLOCK is an optional guaranteed minimum withdrawal benefit. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
/2/ For IncomeLOCK endorsements with an Endorsement Date prior to April 30, 2012, the maximum annual fee is 0.70%.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:        20%        Fixed Account Plus
                      Minimum      Short-Term Fixed Account
        Bond,                      Capital Conservation Fund
        Cash and       100%        Core Bond Fund
        Fixed         Maximum      Government Securities Fund
        Accounts                   Inflation Protected Fund
                                   International Government Bond
                                     Fund
                                   Money Market I Fund
                                   Money Market II Fund
                                   Strategic Bond Fund
                                   Vanguard Long-Term Investment
                                     Grade Fund
                                   Vanguard Long-Term Treasury
                                     Fund
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
                      Minimum      American Beacon Holland Large
        Equity                       Cap Growth Fund
        Maximum         70%        Asset Allocation Fund
                      Maximum      Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/3/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   Value Fund
                                   Vanguard LifeStrategy
                                     Conservative Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
                      Minimum       Ariel Fund
        Limited                     Emerging Economies Fund /3/
        Equity          10%         Global Real Estate Fund
                      Maximum       Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements

Additional Important Information about IncomeLOCK

IF YOU TAKE A LOAN AFTER YOUR INCOMELOCK ENDORSEMENT DATE, THE LIVING BENEFIT WILL AUTOMATICALLY BE TERMINATED AND YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE. Withdrawals under this feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular

--------
/3/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" section of this prospectus, including the section in the Appendix, and the "Federal Tax Matters" section of this prospectus.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability.

IncomeLOCK Components

The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the Contract Owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the IncomeLOCK endorsement is issued for your Contract. See "Surrender of Account Value" in this Appendix for more information regarding the effects of withdrawals on the components of IncomeLOCK and a description of the effect of RMDs on the Living Benefit.

The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.

                                                      INITIAL
                                           MAWP         MWP          MAWP
                                           PRIOR       PRIOR          IF
                                          TO ANY      TO ANY      EXTENSION
   WITHDRAWAL                            EXTENSION   EXTENSION    IS ELECTED
   ----------                            --------- -----------    ----------
   Before 5th Benefit Anniversary.......     5%       20 Years         5%
   On or after 5th Benefit Anniversary..     7%    14.28 Years         7%
   On or after 10th Benefit Anniversary.    10%       10 Years         7%
   On or after 20th Benefit Anniversary.    10%       10 Years        10%
   On or after the Benefit Anniversary             Life of the
    following Contract owner's                        Contract
    65th birthday.......................     5%          Owner/4/      5%

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK was selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK was selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK was selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including Excess Withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this Appendix.

Second, we consider the MAV Evaluation Period, which begins on the Endorsement Date and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the MAWA, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable MAWP is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the MAWA is recalculated on that Benefit Anniversary using the applicable MAWP multiplied by the new

--------
/4/ Lifetime withdrawals are available so long as your withdrawals remain within the 5% MAWP indicated above. If withdrawals exceed the 5% MAWP in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the MWP and MAWP listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

--------------------------------------------------------------------------------

Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the MAWA will be recalculated by multiplying the new Benefit Base by the applicable MAWP.

Lastly, we determine the MWP, which is the minimum period over which you may take withdrawals under this feature. The initial MWP is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the MAWA. See the summary table above for initial MWPs. The MWPs will be reduced due to Excess Withdrawals. For effects of withdrawals on the MWP, see the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The MWP has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if withdrawals in excess of the MAWA in any Benefit Year reduce the Benefit Base by 50% or more.

Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older Contract Owner;/5/ or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the Contract Owner; or

3. Death of the Contract Owner; or

4. A withdrawal in excess of the 5% MAWA./6/

FEES AND CHARGES

The annualized fee for IncomeLOCK is calculated as 0.90% of the Benefit Base for all years in which the feature is in effect (0.70% for IncomeLOCK endorsements with an Endorsement Date prior to April 30, 2012). The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

SURRENDER OF ACCOUNT VALUE

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK as set forth below in greater detail.

The amount of any withdrawal for IncomeLOCK which exceeds the MAWA because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

1. No withdrawals in addition to the RMD are taken in that same year;

2. Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

3. If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

4. You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. This will result in the cancellation of lifetime withdrawals and further may reduce your remaining MWP.

--------
/5/ If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.
/6/ However, if an RMD withdrawal for this Contract exceeds the MAWA, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

--------------------------------------------------------------------------------


Withdrawals made under IncomeLOCK are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the MAWA will not be assessed a surrender charge.

The MAWA, Benefit Base and MWP may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the MAWA is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the MWP in amounts up to the MAWA as described above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the MAWA reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the MAWA are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the MAWA; or 2) any withdrawal in a Benefit Year taken after the MAWA has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of:
(a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the MAWA will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your MAWA.

The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below.

ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.

BENEFIT BASE: Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the MAWA, and any withdrawals in excess of the MAWA which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT (MAWA): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new MWP on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

MINIMUM WITHDRAWAL PERIOD (MWP): The MWP is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by dividing the new Benefit Base by the new MAWA.

If your Account Value is Reduced to Zero

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the

--------------------------------------------------------------------------------

   Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

Extending the MAV Evaluation Period

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and MAWP, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the MAWA in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

DEATH BENEFITS

Spousal Beneficiary

Upon the death of the Contract Owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero),
(ii) continue this Contract and IncomeLOCK (except as noted below) or
(iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract Owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your nonspousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the MWP remaining is greater than zero, a nonspousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.


INCOMELOCK PLUS


Effective February 25, 2013, the IncomeLOCK +8 living benefit is no longer available for purchase. If you elected IncomeLOCK +6 or IncomeLOCK +8 prior to February 25, 2013, the following provisions are applicable to this feature. All other IncomeLOCK Plus information provided in the prospectus above applies to your Living Benefit except the following:

FEE TABLES

The IncomeLOCK Plus fee is calculated as a percentage of the Benefit Base./7/

--------
/7/ The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "Optional Living Benefits -- IncomeLOCK Plus Options" in the prospectus.

--------------------------------------------------------------------------------


For Endorsement Dates of December 26, 2012 through February 24, 2013:

            -------------------------------------------------------
                                                          MAXIMUM
                                                        ANNUALIZED
                                              MAXIMUM    FEE RATE
             NUMBER OF COVERED   INITIAL FEE ANNUAL FEE DECREASE OR
                 PERSONS            RATE      RATE/8/   INCREASE/9/
            -------------------------------------------------------
            One Covered Person      1.10%      2.20%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.35%      2.70%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates of May 1, 2012 through December 25, 2012:

            -------------------------------------------------------
                                                          MAXIMUM
                                                        ANNUALIZED
                                              MAXIMUM    FEE RATE
             NUMBER OF COVERED   INITIAL FEE ANNUAL FEE DECREASE OR
                 PERSONS            RATE      RATE/8/   INCREASE/9/
            -------------------------------------------------------
            One Covered Person      1.30%      2.60%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.55%      3.10%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates prior to May 1, 2012:

            --------------------------------------------------------
                                                           MAXIMUM
                                                         ANNUALIZED
                                              MAXIMUM     FEE RATE
             NUMBER OF COVERED   INITIAL FEE   ANNUAL     DECREASE
                 PERSONS            RATE     FEE RATE/8/ OR INCREASE
            --------------------------------------------------------
            One Covered Person      1.10%      2.20%      +/-0.25%
            --------------------------------------------------------
            Two Covered Persons     1.35%      2.70%      +/-0.25%
            --------------------------------------------------------

The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

INCOMELOCK PLUS FEATURES

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus was available with two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. Although IncomeLOCK +6 is still available for purchase as of the date of this prospectus, IncomeLOCK +8 is no longer available as of February 25, 2013.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years.

For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals.

For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012.

Amounts Received Under IncomeLOCK Plus

You may begin taking withdrawals as early as age 45. If you elected IncomeLOCK+6 on December 26, 2012 through February 24, 2013, the withdrawal percentage you receive while the Living Benefit is in effect varies according to the Income Credit Option you elected (Option 1, 2, 3 or Custom Allocation).

In addition, if you elected IncomeLOCK +6 or IncomeLOCK +8, your withdrawal percentage will vary primarily depending on (1) whether you elected one or two Covered Persons, (2) the age of the Covered Person(s) at the time of the first withdrawal and (3) whether the Account Value is greater than or equal to zero.

While the Account Value is greater than zero, the MAWP represents the percentage of the Benefit Base used to calculate the MAWA that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the PIPP represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" in the prospectus.

The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value is greater than zero, or the MAWP, ranges from 5% to 6% for IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012 and ranges from 4.5% to 5.5% for IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012. The percentage of

--------
/8/ The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Appendix B -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."
/9/  The Minimum Annual Fee Rate for IncomeLOCK Plus is 0.60%.

--------------------------------------------------------------------------------

the Benefit Base that is guaranteed by the Living Benefits while the Account Value has been reduced to zero, or the PIPP, ranges from 3% to 4%. The MAWP and PIPP will vary based on (1) the Living Benefit selected (IncomeLOCK +6 or IncomeLOCK +8), (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal, and (4) the Endorsement Date of the Living Benefit.

Note, however, that taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in the prospectus).

The applicable MAWP and PIPP depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. THE FIRST PERCENTAGE REPRESENTS THE MAWP AND THE SECOND PERCENTAGE REPRESENTS THE PIPP FOR EACH OF THE OPTIONS SHOWN.

For IncomeLOCK Plus with an Endorsement Date on December 26, 2012 through February 24, 2013:

                                 INCOMELOCK +6


---------------------------------------------------------------------------------------
       NUMBER OF COVERED PERSONS
                  AND
    AGE OF COVERED PERSON AT FIRST         INCOME    INCOME       INCOME       CUSTOM
              WITHDRAWAL                  OPTION 1  OPTION 2     OPTION 3    ALLOCATION
---------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)  5.5% / 3%* 5.5% / 3% 3.75% for Life 4.5% / 3%*
---------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)    5.5% / 4%  6.5% / 3%  5% for Life   4.5% / 4%
---------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger   5% / 3%*   5% / 3%  3.25% for Life  4% / 3%*
---------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5% / 4%    6% / 3%  4.50% for Life  4% / 4%
---------------------------------------------------------------------------------------

 * The PIPP is 4% if the Benefit Base is increased to a new Highest Anniversary Value on or after the Covered Person's 65/th /birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

                                 INCOMELOCK +8

            -------------------------------------------------------
                   NUMBER OF COVERED PERSONS
                             AND                          MAWP
                AGE OF COVERED PERSON AT FIRST            AND
                          WITHDRAWAL                      PIPP
            -------------------------------------------------------
            One Covered Person (Age 64 and Younger)  3.75% for Life
            -------------------------------------------------------
            One Covered Person (Age 65 and Older)    4.75% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 64 and Younger  3.25% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 65 and Older)   4.25% for Life
            -------------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
             One Covered Person (Age 64 and
               Younger)                      5.5% / 3%    5% / 3%
             -----------------------------------------------------
             One Covered Person (Age 65 and
               Older)                        5.5% / 4%    5% / 4%
             -----------------------------------------------------
             Two Covered Persons (Age 64
               and Younger                     5% / 3%  4.5% / 3%
             -----------------------------------------------------
             Two Covered Persons (Age 65
               and Older)                      5% / 4%  4.5% / 4%
             -----------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
             One Covered Person (Age 64 and
               Younger)                        6% / 3%  5.5% / 3%
             -----------------------------------------------------
             One Covered Person (Age 65 and
               Older)                           6% /4%  5.5% / 4%
             -----------------------------------------------------
             Two Covered Persons (Age 64
               and Younger                   5.5% / 3%    5% / 3%
             -----------------------------------------------------
             Two Covered Persons (Age 65
               and Older)                     5.5% /4%    5% / 4%
             -----------------------------------------------------

--------------------------------------------------------------------------------


Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

Living Benefits Elected on December 26, 2012 through February 24, 2013. The IncomeLOCK +6 (Options 1, 2 and 3) and IncomeLOCK +8 endorsements require that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). The IncomeLOCK +6 endorsement with Custom Allocation allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term
Fixed Account.

Living Benefits Elected prior to December 26, 2012. If you elected IncomeLOCK Plus prior to December 26, 2012, you may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio in accordance with the minimum and maximum percentages below.

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:      30%/10/        Fixed Account Plus
                      Minimum        Short-Term Fixed Account
        Bond, Cash                   Capital Conservation Fund
        and            100%          Core Bond Fund
        Fixed         Maximum        Government Securities Fund
        Accounts                     Inflation Protected Fund
                                     International Government
                                       Bond Fund
                                     Money Market I Fund
                                     Money Market II Fund
                                     Strategic Bond Fund
                                     Vanguard Long-Term Investment
                                       Grade Fund
                                     Vanguard Long-Term
                                       Treasury Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
                      Minimum      American Beacon Holland Large
        Equity                       Cap Growth Fund
        Maximum         70%        Asset Allocation Fund
                      Maximum      Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/11/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   Value Fund
                                   Vanguard LifeStrategy Conservative
                                     Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

--------
/10/ 20% of each investment, including Ineligible Purchase Payments (if any), is automatically allocated to Fixed Account Plus for as long as IncomeLOCK Plus remains in effect. (See also "Automatic Allocation to Fixed Account Plus" in this Appendix.)
/11/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
                      Minimum       Ariel Fund
        Limited                     Emerging Economies Fund/11/
        Equity          10%         Global Real Estate Fund
                      Maximum       Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:

                      -----------------------------------
                      Multi-Year Fixed Option - 3 years
                      -----------------------------------
                      -----------------------------------
                      Multi-Year Fixed Option - 5 years
                      -----------------------------------
                      -----------------------------------
                      Multi-Year Fixed Option - 7 years
                      -----------------------------------
                      -----------------------------------
                      Multi-Year Fixed Option - 10 years
                      -----------------------------------

Automatic Allocation to Fixed Account Plus

We will automatically allocate 15% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was prior to May 1, 2012 or 20% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was after May 1, 2012.

The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program.

If you elected IncomeLOCK Plus, you are automatically enrolled in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the investment restrictions noted above. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the 15% or 20% automatic allocation referenced above. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing. See the "IncomeLOCK Plus Features -- Asset Rebalancing Program" section of the prospectus for additional details of the automatic rebalancing program.

See the "IncomeLOCK Plus Features -- Additional Important Information about IncomeLOCK Plus" section in the prospectus for information about your Living Benefit.

INCOMELOCK PLUS OPTIONS

If you elected IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal.

Calculation of the Value of each Component of the Benefit

The calculation of the initial Benefit Base for IncomeLOCK +6 with Endorsement Dates prior to December 26, 2012 and for IncomeLOCK +8 with Endorsement Dates prior to February 25, 2013 is set forth below. If you elected IncomeLOCK Plus on or after December 26, 2012, see the section of the prospectus titled "Calculation of the Value of each Component of the Benefit."

The calculation of other components of the Living Benefit, including the Income Credit Period, the Anniversary Value, the Income Credit Base, the Income Credit (if you elected IncomeLOCK +6), the MAWA and Excess Withdrawals, is calculated as set forth in the section of the prospectus titled "IncomeLOCK Plus -- Calculation of the Value of each Component of the Benefit."

--------------------------------------------------------------------------------


First, we determine the initial Benefit Base. If IncomeLOCK Plus was selected prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK Plus was selected prior to December 26, 2012, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:

1. 100% of Purchase Payments received in the first contract year; and

2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus was selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base.

If IncomeLOCK +8 was selected on December 26, 2012 through February 24, 2013, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

See "IncomeLOCK Plus Features -- Cancellation of IncomeLOCK Plus" for information on how you may cancel your Living Benefit.

Automatic Termination of IncomeLOCK Plus

In addition to the termination events discussed in the prospectus in the section titled "IncomeLOCK Plus Features -- Automatic Termination of IncomeLOCK Plus", the feature and its corresponding fees will automatically and immediately terminate if the Contract Owner elects to take a loan from the Contract while the benefit is in effect.

SURRENDER OF ACCOUNT VALUE

If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.

LOANS

If you elected IncomeLOCK or IncomeLOCK Plus prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.



(C) 2014 American International Group, Inc.

All Rights Reserved.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT A
                      UNITS OF INTEREST UNDER INDIVIDUAL
                 FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
                                EQUITY DIRECTOR

--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                FORM N-4 PART B


                                  MAY 1, 2014

This Statement of Additional Information ("SAI") is not a prospectus but contains information in addition to that set forth in the prospectus for Equity Director dated May 1, 2014 ("Contracts") and should be read in conjunction with the prospectus. The terms used in this SAI have the same meaning as those set forth in the prospectus. A prospectus may be obtained by calling or writing The Variable Annuity Life Insurance Company (the "Company"), at VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105; 1-800-448-2542. Prospectuses are also available on the internet at www.valic.com.


                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
General Information.......................................................   2
Federal Tax Matters.......................................................   2
   Tax Consequences of Purchase Payments..................................   2
   Tax Consequences of Distributions......................................   4
   Special Tax Consequences -- Early Distribution.........................   5
   Special Tax Consequences -- Required Distributions.....................   6
   Tax-Free Rollovers, Transfers and Exchanges............................   7
   Effect of Tax-Deferred Accumulations...................................   8
Calculation of Surrender Charge...........................................   9
   Illustration of Surrender Charge on Total Surrender....................   9
   Illustration of Surrender Charge on a 10% Partial Surrender Followed
     by a Full Surrender..................................................  10
Purchase Unit Value.......................................................  11
   Illustration of Calculation of Purchase Unit Value.....................  11
   Illustration of Purchase of Purchase Units.............................  12
Calculation of MVA Option.................................................  12
Payout Payments...........................................................  12
   Assumed Investment Rate................................................  12
   Amount of Payout Payments..............................................  13
   Payout Unit Value......................................................  13
   Illustration of Calculation of Payout Unit Value.......................  14
   Illustration of Payout Payments........................................  14
Distribution of Variable Annuity Contracts................................  14
Experts...................................................................  15
Comments on Financial Statements..........................................  15

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

   Flexible payment deferred annuity Contracts are offered in connection with the prospectus to which this SAI relates.

   Under flexible payment Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment. Purchase Payments are subject to minimum payment requirements under the Contract.

   The Contracts are non-participating and will not share in any of the profits of the Company.

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                              FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

NOTE: DISCUSSIONS REGARDING THE TAX TREATMENT OF ANY ANNUITY CONTRACT OR RETIREMENT PLAN AND PROGRAM ARE INTENDED FOR GENERAL PURPOSES ONLY AND ARE NOT INTENDED AS TAX ADVICE, EITHER GENERAL OR INDIVIDUALIZED, NOR SHOULD THEY BE INTERPRETED TO PROVIDE ANY PREDICTIONS OR GUARANTEES OF A PARTICULAR TAX TREATMENT. SUCH DISCUSSIONS GENERALLY ARE BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT TAX RULES AND INTERPRETATIONS, AND MAY INCLUDE AREAS OF THOSE RULES THAT ARE MORE OR LESS CLEAR OR CERTAIN. TAX LAWS ARE SUBJECT TO LEGISLATIVE MODIFICATION, AND WHILE MANY SUCH MODIFICATIONS WILL HAVE ONLY A PROSPECTIVE APPLICATION, IT IS IMPORTANT TO RECOGNIZE THAT A CHANGE COULD HAVE RETROACTIVE EFFECT AS WELL. YOU SHOULD SEEK COMPETENT TAX OR LEGAL ADVICE, AS YOU DEEM NECESSARY OR APPROPRIATE, REGARDING YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OR TREATMENT OF YOUR ANNUITY.


   This section summarizes the major tax consequences of contributions, payments, and withdrawals under the Contracts, during life and after death.

   It is the opinion of VALIC and its tax counsel, confirmed by Internal Revenue Service ("IRS") Revenue Procedure 99-44, that a Qualified Contract described in section 401(f), 403(a), 403(b), 408(b) or 408A of the Internal Revenue Code of 1986, as amended ("Code" or "IRC") does not lose its deferred tax treatment if Purchase Payments under the contract are invested in publicly available mutual funds.


   It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.


   For nonqualified Contracts, not all Variable Account Options are available within your contract. Variable Account Options that are invested in Mutual Funds available to the general public outside of annuity contracts or life insurance contracts generally are not offered under nonqualified Contracts. Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons will be taxed currently to the owner, and such contracts will not be treated as annuities for federal income tax purposes (except for trusts or other entities as agents for an individual).


   TAX CONSEQUENCES OF PURCHASE PAYMENTS

   403(B) ANNUITIES. Purchase Payments made by section 501(c)(3) tax-exempt organizations and public educational institutions toward Contracts for their employees are excludable from the gross income of employees, to the extent aggregate Purchase Payments do not exceed several competing tax law limitations on contributions. This gross income exclusion applies both to employer contributions and to your voluntary and nonelective salary reduction contributions. The exclusion does not apply to Roth 403(b) contributions, which are made on an after-tax basis; however, the contribution limits apply to such contributions. Roth 403(b) contributions will be referred to as elective deferrals, along with voluntary salary reduction contributions.


   For 2014, your elective deferrals are generally limited to $17,500, although additional "catch-up" contributions are permitted under certain circumstances. Combined employer contributions, nonelective employee contributions and elective deferrals are generally limited to $52,000, or up to 100% of "includible compensation" as defined in the

Code for 403(b) plans. In addition, after 1988, employer contributions for highly compensated employees may be further limited by applicable nondiscrimination rules.

   408(B) INDIVIDUAL RETIREMENT ANNUITIES ("408(B) IRAS" OR "TRADITIONAL IRAS"). For 2014, annual tax-deductible contributions for 408(b) IRA Contracts are limited to the lesser of $5,500 or 100% of compensation ($6,500 if you are age 50 or older), and are generally fully deductible in 2014 only by individuals who:


   (i) are not active Contract Owners in another retirement plan, and are not married;


   (ii) are not active Contract Owners in another retirement plan, are married, and either (a) the spouse is not an active Contract Owner in another retirement plan, or (b) the spouse is an active Contract Owner, but the couple's adjusted gross income is less than $181,000;

   (iii) are active Contract Owners in another retirement plan, are unmarried, and have adjusted gross income of less than $60,000; or

   (iv) are active Contract Owners in another retirement plan, are married, and have adjusted gross income of less than $96,000.


   Active Contract Owners in other retirement plans whose adjusted gross income exceeds the limits in (ii), (iii) or (iv) by less than $10,000 are entitled to make deductible 408(b) IRA contributions in proportionately reduced amounts. If a 408(b) IRA is established for a non-working spouse who has no compensation, the annual tax-deductible Purchase Payments for both spouses' Contracts cannot exceed the lesser of $11,000 or 100% of the working spouse's earned income, and no more than $5,500 may be contributed to either spouse's IRA for any year. The $11,000 limit increases to $13,000 if both spouses are age 50 or older ($1,000 for each spouse age 50 or older).

   You may be eligible to make nondeductible IRA contributions of an amount equal to the excess of:

   (i) the lesser of $5,500 ($6,500 if you are age 50 or older; $10,000 for you and your spouse's IRAs, or $13,000 if you are both age 50 or older) or 100% of compensation, over

   (ii)   your applicable IRA deduction limit.

   You may also make contributions of eligible rollover amounts from other tax-qualified plans and contracts. See Tax-Free Rollovers, Transfers and Exchanges.


   408A ROTH INDIVIDUAL RETIREMENT ANNUITIES ("408A ROTH IRAS" OR "ROTH IRAS"). For 2014, annual nondeductible contributions for 408A Roth IRA Contracts are limited to the lesser of $5,500 or 100% of compensation ($6,500 if you are age 50 or older), and a full contribution may be made only by individuals who:

   (i)    are unmarried and have adjusted gross income of less than $114,000; or

   (ii) are married and filing jointly, and have adjusted gross income of less than $181,000.

   The available nondeductible 408A Roth IRA contribution is reduced proportionately to zero where modified AGI is between $181,000 and $191,000 for those who are married filing joint returns. No contribution may be made for those with modified AGI over $191,000. Similarly, the contribution is reduced for those who are single with modified AGI between $114,000 and $129,000, with no contribution for singles with modified AGI over $129,000. Similarly, individuals who are married and filing separate returns and whose modified AGI is over $10,000 may not make a contribution to a Roth IRA; a portion may be contributed for modified AGI between $0 and $10,000.


   All contributions to 408(b) traditional IRAs and 408A Roth IRAs must be aggregated for purposes of the annual contribution limit.


   SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP"). Employer contributions under a SEP are made to a separate individual retirement account or annuity established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees' compensation. Employer contributions are excludable from employees' taxable income. For 2014, the employer may contribute up to 25% of your compensation or $54,000, whichever is less. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions.

   Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP. Such plans if established by December 31, 1996, may still allow employees to make these contributions. In 2014, the limit is $17,500. Additionally, you may be able to make higher contributions if you are age 50 or older, subject to certain conditions.

   SIMPLE IRA. Employer and employee contributions under a SIMPLE IRA Plan are made to a separate individual retirement account or annuity for each employee. For 2014, employee salary reduction contributions cannot exceed $12,000. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions. Employer contributions must be in the form of matching contribution or a nonelective contribution of a percentage of compensation as specified in the Code. Only employers with 100 or fewer employees can maintain a SIMPLE IRA plan, which must also be the only plan the employer maintains.


   NONQUALIFIED CONTRACTS. Purchase Payments made under nonqualified Contracts, whether under an employer-sponsored plan or arrangement or independent of any such plan or arrangement, are neither excludible from the gross income of the Contract Owner nor deductible for tax purposes. However, any increase in the Purchase Unit value of a nonqualified Contract resulting from the investment performance of VALIC Separate Account A is not taxable to the Contract Owner until received by him. Contract Owners that are not natural persons (except for trusts or other entities as agent for an individual), however, are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made after February 28, 1986 to such Contracts.

TAX CONSEQUENCES OF DISTRIBUTIONS

   403(B) ANNUITIES. Elective deferrals (including salary reduction amounts and Roth 403(b) contributions) accumulated after December 31, 1988, and earnings on such contributions, may not be distributed before one of the following:

    (1)  attainment of age 59  1/2;

    (2)  severance from employment;

    (3)  death;

    (4)  disability; or

    (5) qualifying hardship (hardship distributions are limited to salary reduction contributions only, exclusive of earnings thereon).

   Similar restrictions will apply to all amounts transferred from a Code section 403(b)(7) custodial account other than certain rollover contributions, except that pre-1989 earnings included in such amounts generally will be eligible for a hardship distribution.

   As a general rule, distributions are taxed as ordinary income to the recipient in accordance with Code section 72. However, three important exceptions to this general rule are:

    (1)  distributions of Roth 403(b) contributions;

    (2)  qualified distributions of earnings on Roth 403(b) contributions; and

    (3)  other after-tax amounts in the Contract.

Distributions of Roth 403(b) contributions are tax-free. "Qualified" distributions of earnings on Roth 403(b) contributions made upon attainment of age 59 1/2, upon death or disability, are tax-free as long as five or more years have passed since the first contribution to the Roth account or any Roth account under the employer's Plan. Distribution of earnings that are non-qualified are taxed in the same manner as pre-tax contributions and earnings under the Plan. Distributions of other after-tax amounts in the Contract are tax-free.

   408(B) TRADITIONAL IRAS, SEPS AND SIMPLE IRAS. Distributions are generally taxed as ordinary income to the recipient. Rollovers from a Traditional IRA to a Roth IRA, and conversions of a Traditional IRA to a Roth IRA, where permitted, are generally taxable in the year of the rollover or conversion. The taxable value of such a conversion may take into account the value of certain benefits under the Contract. Prior to 2010, individuals with adjusted gross income over $100,000 were generally ineligible for such conversions, regardless of marital status, as were married individuals who file separately. Beginning in 2010, such conversions are available without regard to income.

   408A ROTH IRAS. "Qualified" distributions upon attainment of age 59 1/2, upon death or disability or for qualifying first-time homebuyer expenses are tax-free as long as five or more years have passed since the first contribution to the taxpayer's first 408A Roth IRA. Qualified distributions may be subject to state income tax in some states. Nonqualified distributions are generally taxable to the extent that the distribution exceeds Purchase Payments.

   NONQUALIFIED CONTRACTS. Partial redemptions from a nonqualified Contract purchased after August 13, 1982 (or allocated to post-August 13, 1982 Purchase Payments under a pre-existing Contract), generally are taxed as ordinary income to the extent of the accumulated income or gain under the Contract if they are not received as an annuity. Partial redemptions from a nonqualified Contract purchased before August 14, 1982 are taxed only after the Contract Owner has received all of his pre-August 14, 1982 investment in the Contract. The amount received in a complete redemption of a nonqualified Contract (regardless of the date of purchase) will be taxed as ordinary income to the extent that it exceeds the Contract Owner's investment in the Contract. Two or more Contracts purchased from VALIC (or an affiliated company) by a Contract Owner within the same calendar year, after October 21, 1988, are treated as a single Contract for purposes of measuring the income on a partial redemption or complete surrender.

   When payments are received as an annuity, the Contract Owner's investment in the Contract is treated as received ratably and excluded ratably from gross income as a tax-free return of capital, over the expected payment period of the annuity. Individuals who begin receiving annuity payments on or after January 1, 1987 can exclude from income only their unrecovered investment in the Contract. Upon death prior to recovering tax-free their entire investment in the Contract, individuals generally are entitled to deduct the unrecovered amount on their final tax return.



SPECIAL TAX CONSEQUENCES -- EARLY DISTRIBUTION

   403(B) ANNUITIES, 408(B) TRADITIONAL IRAS, SEPS AND SIMPLE IRAS. The taxable portion of distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Distributions on account of the following generally are excepted from this penalty tax:
    (1)  death;

    (2)  disability;

    (3) separation from service after a Contract Owner reaches age 55 (only applies to 403(b), 401(a)/(k), 403(a));

    (4) separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Contract Owner (or the Contract Owner and Beneficiary) for a period that lasts the later of five years or until the Contract Owner attains age 59 1/2; and

    (5) distributions that do not exceed the employee's tax-deductible medical expenses for the taxable year of receipt.

   Separation from service is not required for distributions from a Traditional IRA, SEP or SIMPLE IRA under (4) above. Certain distributions from a SIMPLE IRA within two years after first participating in the Plan may be subject to a 25% penalty, rather than a 10% penalty.

   Currently, distributions from 408(b) IRAs on account of the following additional reasons are also excepted from the 10% penalty tax:

    (1) distributions up to $10,000 (in the aggregate) to cover costs of acquiring, constructing or reconstructing the residence of a first-time homebuyer;

    (2) distributions to cover certain costs of higher education: tuition, fees, books, supplies and equipment for the IRA owner, a spouse, child or grandchild; and

    (3) distributions to cover certain medical care or long-term care insurance premiums, for individuals who have received federal or state unemployment compensation for 12 consecutive months.

   408A ROTH IRAS. Distributions, other than "qualified" distributions where the five-year holding rule is met, are generally subject to the same 10% penalty tax on amounts included in income as other IRAs. Distributions of rollover or conversion contributions may be subject to a 10% penalty tax if the distribution of those contributions is made within five years of the rollover/conversion.

   NONQUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable portion of a distribution received before age 59 1/2 under a nonqualified Contract, unless the distribution is:

    (1)  to a Beneficiary on or after the Contract Owner's death;

    (2)  upon the Contract Owner's disability;

    (3) part of a series of substantially equal annuity payments for the life or life expectancy of the Contract Owner, or the lives or joint life expectancy of the Contract Owner and Beneficiary for a period lasting the later of 5 years or until the Contract Owner attains age 59 1/2;

    (4)  made under an immediate annuity contract; or

    (5)  allocable to Purchase Payments made before August 14, 1982.

SPECIAL TAX CONSEQUENCES -- REQUIRED DISTRIBUTIONS

403(B) ANNUITIES. Generally, minimum required distributions are required from both pre-tax and Roth amounts accumulated under the Contract and must commence no later than April 1 of the calendar year following the later of the calendar year in which the Contract Owner attains age 70 1/2 or the calendar year in which the Contract Owner retires. Required distributions must be made over a period no longer than the period determined under The IRS' Uniform Life Expectancy Table reflecting the joint life expectancy of the Contract Owner and a Beneficiary 10 years younger than the Contract Owner, or if the Contract Owner's spouse is the sole Beneficiary and is more than 10 years younger than the Contract Owner, their joint life expectancy. A penalty tax of 50% is imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

   Amounts accumulated under a Contract on December 31, 1986 may be paid in a manner that meets the above rule or, alternatively:

    (i) must begin to be paid when the Contract Owner attains age 75 or retires, whichever is later; and

    (ii) the present value of payments expected to be made over the life of the Contract Owner, (under the option chosen) must exceed 50% of the present value of all payments expected to be made (the "50% rule").

   The 50% rule will not apply if a Contract Owner's spouse is the joint Annuitant. Notwithstanding these pre-January 1, 1987 rules, the entire contract balance must meet the minimum distribution incidental benefit requirement of section 403(b)(10).

   At the Contract Owner's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin by December 31st of the year following the year of death and be paid over the single life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must be made over a period no longer than the designated Beneficiary's life expectancy. Exceptions to this rule may apply in the case of a beneficiary who is also the Contract Owner's spouse.


   A Contract Owner generally may aggregate his or her 403(b) Contracts and accounts for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the plan, Contract, or account otherwise provides. If you purchase the Contract with, or subsequently add, the IncomeLock, IncomeLOCK Plus or other enhanced benefit option, the calculation of the required minimum distribution may include the value of the IncomeLock, IncomeLOCK Plus or other enhanced benefit and may increase the amount of the required minimum distribution.


   408(B) TRADITIONAL IRAS, SEPS AND SIMPLE IRAS. Minimum distribution requirements are generally the same as described above for 403(b) Annuities, except that:

    (1)  there is no exception for pre-1987 amounts; and

    (2) there is no available postponement past April 1 of the calendar year following the calendar year in which age 70 1/2 is attained.

   A Contract Owner generally may aggregate his or her IRAs for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.


   408A ROTH IRAS. Minimum distribution requirements generally applicable to 403(b) Annuities, 401(a)/(k) and 403(a) qualified plans, 408(b) IRAs, SEPs and 457 Plans do not apply to 408A Roth IRAs during the Contract Owner's lifetime, but generally do apply after the Contract Owner's death.


   A Beneficiary generally may aggregate his or her Roth IRAs inherited from the same decedent for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

   NONQUALIFIED CONTRACTS. Nonqualified Contracts do not require commencement of distributions at any particular time during the Contract Owner's lifetime, and generally do not limit the duration of annuity payments.

   At the Contract Owner's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as in effect at the time of death. Similar distribution requirements will also apply if the Contract Owner is not a natural person, if the Annuitant dies or is changed. An exception to this rule may apply in the case of a beneficiary who is also the Contract Owner's spouse.

TAX-FREE ROLLOVERS, TRANSFERS AND EXCHANGES


403(B) ANNUITIES. Tax-free transfers between 403(b) annuity Contracts and/or 403(b)(7) custodial accounts and, with the exception of distributions to and from Roth 403(b) accounts, tax-free rollovers to or from 403(b) programs to 408(b) IRAs, other 403(b) programs, 401(a)/403(a) qualified plans and governmental eligible deferred compensation plans ("EDCPs") are permitted under certain circumstances. Funds in a 403(b) annuity contract may be rolled directly over to a Roth IRA. Distributions from Roth 403(b) accounts may be rolled over or transferred to another Roth 403(b) account or rolled over to a Roth IRA or a Roth 401(k) or eligible Roth 457(b) account. Roth 403(b) accounts may only receive rollover contributions from other Roth accounts.


   408(B) TRADITIONAL IRAS AND SEPS. Funds may be rolled over tax-free to or from a 408(b) IRA Contract, from a 403(b) program, a 401(a)/(k) or 403(a) qualified plan, or a governmental EDCP under certain conditions. In addition, tax-free rollovers may be made from one 408(b) IRA (other than a Roth IRA) to another provided that no more than one such rollover is made during any 12-month period.

   408A ROTH IRAS. Funds may be transferred tax-free from one 408A Roth IRA to another. Funds in a 408(b) IRA or eligible retirement plan (401(a)/(k), 403(b) or governmental 457(b)) may be rolled in a taxable transaction to a 408A Roth IRA.

   Special, complicated rules governing holding periods, avoidance of the 10% penalty tax and ratable recognition of 1998 income also apply to rollovers from 408(b) IRAs to 408A Roth IRAs, and may be subject to further modification by Congress. Rollovers from pre-tax retirement plans into Roth IRA made in 2010 are also subject to ratable recognition of income in 2011 and 2012 in the absence of a contrary election by the taxpayer. You should consult your tax advisor regarding the application of these rules.

   408(P) SIMPLE IRAS. Funds may generally be rolled over tax-free from a SIMPLE IRA to a 408(b) IRA. However, during the two-year period beginning on the date you first participate in any SIMPLE IRA plan of your employer, SIMPLE IRA funds may only be rolled to another SIMPLE IRA.

NONQUALIFIED CONTRACTS. Certain of the nonqualified single payment deferred annuity Contracts permit the Contract Owner to exchange the Contract for a new deferred annuity contract prior to the commencement of annuity payments. A full or partial exchange of one annuity Contract for another is a tax-free transaction under section 1035, provided that the requirements of that section are satisfied. However, the exchange is reportable to the IRS.

EFFECT OF TAX-DEFERRED ACCUMULATIONS

The chart below compares the results from contributions made to:

..   A Contract issued to a tax-favored retirement program purchased with pre-tax contributions (Purchase Payments);

..   A nonqualified Contract purchased with after-tax contributions (Purchase
    Payments); and

..   Taxable accounts such as savings accounts.

                                    [CHART]

                                                 10 YEARS 20 YEARS 30 YEARS
                                                 -------- -------- --------
    Tax Account                                  $13,978  $32,762  $58,007
    Non-qualified Contract Tax-Deferred Annuity  $14,716  $36,499  $68,743
    Tax-Deferred Annuity                         $19,621  $48,665  $91,657

     This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax-deferred plan (shown above as "Taxable Account"); (2) contributing $100 to a nonqualified, tax-deferred annuity (shown above as "Nonqualified Contract Tax-Deferred Annuity"); and
     (3) contributing $100 per month ($133.33 since contributions are made before tax) to an annuity purchased under a tax-deferred retirement program (shown above as "Tax-Deferred Annuity"). The chart assumes a 25% tax rate and a 4% annual rate of return. Variable options incur separate account charges and may also incur account maintenance charges and surrender charges, depending on the contract. The chart does not reflect the deduction of any such charges, and, if reflected, would reduce the amounts shown. Federal withdrawal restrictions and a 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return for any specific investment.

Unlike taxable accounts, contributions made to tax-favored retirement programs and nonqualified Contracts generally provide tax-deferred treatment on earnings. In addition, pre-tax contributions made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program may increase the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

To further illustrate the advantages of tax-deferred savings using a 25% federal tax bracket, an annual return (before the deduction of any fees or charges) of 4% under a tax-favored retirement program in which tax savings were reinvested has an equivalent after-tax annual return of 3% under a taxable program. The 4% return on the tax-deferred program will be reduced by the impact of income taxes upon withdrawal. The return will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees or charges) after-tax amounts that would be received.

By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment, regardless of which type of qualifying investment arrangement that is selected. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a taxable account:

                              PAYCHECK COMPARISON

                                                        Tax-Favored     Taxable
                                                     Retirement Program Account
                                                     ------------------ -------
Annual amount available for savings before
  federal taxes.....................................       $2,400       $2,400
Current federal income tax due on Purchase..........
  Payments..........................................            0       $ (600)
Net retirement plan Purchase Payments...............       $2,400       $1,800

This chart assumes a 25% federal income tax rate. The $600 that is paid toward current federal income taxes reduces the actual amount saved in the taxable account to $1,800 while the full $2,400 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,400, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a taxable account requires the full $2,400 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under section 403(b) of the Code, which allows participants to exclude contributions (within limits) from gross income. This chart is an example only and does not reflect the return of any specific investment.

--------------------------------------------------------------------------------
                        CALCULATION OF SURRENDER CHARGE
--------------------------------------------------------------------------------

   The surrender charge is discussed in the prospectus under "Fees and Charges -- Surrender Charge." Examples of calculation of the Surrender Charge upon total and partial surrender are set forth below:

              ILLUSTRATION OF SURRENDER CHARGE ON TOTAL SURRENDER

EXAMPLE 1.

                              TRANSACTION HISTORY

 DATE                                 TRANSACTION                       AMOUNT
 ----                               -------------                       -------
 10/1/94........................... Purchase Payment                    $10,000
 10/1/95........................... Purchase Payment                      5,000
 10/1/96........................... Purchase Payment                     15,000
 10/1/97........................... Purchase Payment                      2,000
 10/1/98........................... Purchase Payment                      3,000
 10/1/99........................... Purchase Payment                      4,000
 12/31/99.......................... Total Purchase Payments
                                    (Assumes Account Value is $50,000)   39,000
 12/31/99.......................... Total Surrender

Surrender Charge is lesser of (a) or (b):

a. Surrender Charge calculated on 60 months of Purchase Payments

1.  Surrender Charge against Purchase Payment of 10/1/94.................. $  0
2.  Surrender Charge against Purchase Payment of 10/1/95.................. $250
3.  Surrender Charge against Purchase Payment of 10/1/96.................. $750
4.  Surrender Charge against Purchase Payment of 10/1/97.................. $100
5.  Surrender Charge against Purchase Payment of 10/1/98.................. $150
6.  Surrender Charge against Purchase Payment of 10/1/99.................. $200

Surrender Charge based on Purchase Payments (1 + 2 + 3 + 4 + 5 + 6).... $1,450

b. Surrender Charge calculated on the excess over 10% of the Account Value at the time of surrender:

             Account Value at time of surrender........ $50,000
             Less 10% not subject to Surrender Charge..  -5,000
                                                        -------
             Subject to Surrender Charge...............  45,000
                                                        -------
                                                           X.05
             Surrender Charge based on Account Value... $ 2,250 $2,250
         c.   Surrender Charge is the lesser of a or b.         $1,450

ILLUSTRATION OF SURRENDER CHARGE ON A 10% PARTIAL SURRENDER FOLLOWED BY A FULL
                                   SURRENDER

   EXAMPLE 2.

               TRANSACTION HISTORY (ASSUMES NO INTEREST EARNED)

 DATE                                 TRANSACTION                       AMOUNT
 ----                               -------------                       -------
 10/1/94........................... Purchase Payment                    $10,000
 10/1/95........................... Purchase Payment                      5,000
 10/1/96........................... Purchase Payment                     15,000
 10/1/97........................... Purchase Payment                      2,000
 10/1/98........................... Purchase Payment                      3,000
 10/1/99........................... Purchase Payment                      4,000
 12/31/99.......................... 10% Partial Surrender
                                    (Assumes Account Value is $39,000)    3,900
 2/1/00............................ Full Surrender                       35,100

a. Since this is the first partial surrender in this Contract Year, calculate the excess over 10% of the value of the Purchase Units 10% of $39,000 = $3,900 [no charge on this 10% withdrawal]

b. The Account Value upon which Surrender Charge on the Full Surrender may be calculated (levied) is $39,000 -- $3,900 = $35,100

c. The Surrender Charge calculated on the Account Value withdrawn $35,100 X .05 = $1,755

d. Since only $29,000 has been paid in Purchase Payments in the 60 months prior to the Full Surrender, the charge can only be calculated on $29,000. The $3,900 partial withdrawal does not reduce this amount. Thus, the charge is $29,000 X (0.05) = $1,450.

--------------------------------------------------------------------------------
                              PURCHASE UNIT VALUE
--------------------------------------------------------------------------------

   Purchase Unit value is discussed in the prospectus under "Purchase Period." The Purchase Unit value for a Division is calculated as shown below:

STEP 1: Calculate the gross investment rate:

   Gross Investment Rate
=  (EQUALS)
   The Division's investment income and capital gains and losses (whether realized or unrealized) on that day from the assets attributable to the Division.
/  (DIVIDED BY)
   The value of the Division for the immediately preceding day on which the values are calculated.

We calculate the gross investment rate as of 4:00 p.m. Eastern time on each business day when the Exchange is open.

STEP 2: Calculate net investment rate for any day as follows:

   Net Investment Rate
=  (EQUALS)
   Gross Investment Rate (calculated in Step 1)
-  (MINUS)
   Separate Account charges.

STEP 3: Determine Purchase Unit Value for that day.

   Purchase Unit Value for that day.
=  (EQUALS)
   Purchase Unit Value for immediate preceding day.
X  (MULTIPLIED BY)
   Net Investment Rate (as calculated in Step 2) plus 1.00.

   The following illustrations show a calculation of new Purchase Unit value and the purchase of Purchase Units (using hypothetical examples):

              ILLUSTRATION OF CALCULATION OF PURCHASE UNIT VALUE

EXAMPLE 3.

1. Purchase Unit value, beginning of period......................... $ 1.800000
2. Value of Fund share, beginning of period......................... $21.200000
3. Change in value of Fund share.................................... $  .500000
4. Gross investment return (3)/(2)..................................    .023585
5. Daily separate account fee*......................................    .000027
*Fee of 1% per annum used for illustrative purposes.
6. Net investment return (4)--(5)...................................    .023558
7. Net investment factor 1.000000+(6)...............................   1.023558
8. Purchase Unit value, end of period (1)X(7)....................... $ 1.842404

  ILLUSTRATION OF PURCHASE OF PURCHASE UNITS (ASSUMING NO STATE PREMIUM TAX)

EXAMPLE 4.

 1. First Periodic Purchase Payment.................................. $  100.00
 2. Purchase Unit value on effective date of purchase (see Example 3) $1.800000
 3. Number of Purchase Units purchased (1)/(2).......................    55.556
 4. Purchase Unit value for valuation date following purchase (see
   Example 3)........................................................ $1.842404
 5. Value of Purchase Units in account for valuation date following purchase (3)X(4).................................................. $  102.36

--------------------------------------------------------------------------------
                           CALCULATION OF MVA OPTION
--------------------------------------------------------------------------------

   The effect of the market value adjustment may be positive or negative. If, for example, on the date of a withdrawal, the index rate described below (plus 0.5%) is higher than that index rate as of the Contract's date of issue, the effect of the market value adjustment will be negative. If, for example, on the date of a withdrawal, the index rate (plus 0.5%) is lower than that index rate as of the Contract's date of issue, the effect of the market value adjustment will be positive. Any negative adjustment will be waived to the extent that it would decrease the withdrawal value below the minimum guaranteed value.

   The market value adjustment is determined by the formula below, using the following factors:

.. A is an index rate determined at the beginning of each MVA term, for a security with time to maturity equal to that MVA term;

.. B is an index rate determined at the time of withdrawal, for a security with time to maturity equal to the current MVA term;

.. N is the number of months remaining in the current MVA term (rounded up to the next higher number of months); and

.. The index rates for A and B will be the U.S. Treasury Yield as quoted by Bloomberg or a comparable financial market news service, for the maturity equal to the MVA term, using linear interpolation as appropriate.

   The market value adjustment will equal:

   The amount surrendered or transferred out prior to the end of the MVA term multiplied by:

                        [(1+A)/(1+B+0.005)]/(N/12)/--1

   The market value adjustment will be added to or deducted from the amount being withdrawn or transferred.

Index rates for any calendar month will equal the average of index rates for the last 5 trading days of the previous calendar month.

--------------------------------------------------------------------------------
                                PAYOUT PAYMENTS
--------------------------------------------------------------------------------

ASSUMED INVESTMENT RATE

   The discussion concerning the amount of Payout Payments which follows this section is based on an Assumed Investment Rate of 3 1/2% per annum. However, the Company will permit each Annuitant choosing a variable payout option to select an Assumed Investment Rate permitted by state law or regulations other than the 3 1/2% rate described here as follows: 3%, 4 1/2%, 5% or 6% per annum. (Note: an Assumed Investment Rate higher than 5% may not be selected under individual Contracts.) The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of VALIC Separate Account A.

AMOUNT OF PAYOUT PAYMENTS

   The amount of the first variable Payout Payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable annuity as of the tenth day immediately preceding the date Payout Payments commence, the amount of any premium tax owed, the annuity option selected, and the age of the Annuitant.

   The Contracts contain tables indicating the dollar amount of the first payout payment under each payout option for each $1,000 of Account Value (after the deduction for any premium tax) at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an Assumed Investment Rate of 3%, 3 1/2%, 4% and 5% per annum.

   The portion of the first monthly variable Payout Payment derived from a Division of VALIC Separate Account A is divided by the Payout Unit value for that Division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each Division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another Division or to provide a fixed annuity.

   In any subsequent month, the dollar amount of the variable Payout Payment derived from each Division is determined by multiplying the number of Payout Units in that Division by the value of such Payout Unit on the tenth day preceding the due date of such payment. The Payout Unit value will increase or decrease in proportion to the net investment return of the Division or Divisions underlying the variable payout since the date of the previous Payout Payment, less an adjustment to neutralize the 3 1/2% or other Assumed Investment Rate referred to above.

   Therefore, the dollar amount of variable Payout Payments after the first year will vary with the amount by which the net investment return is greater or less than 3 1/2% per annum. For example, if a Division has a cumulative net investment return of 5% over a one year period, the first Payout Payment in the next year will be approximately 1 1/2 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division. If such net investment return is 1% over a one year period, the first Payout Payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.

   Each deferred Contract provides that, when fixed Payout Payments are to be made under one of the first four payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity Contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates.

PAYOUT UNIT VALUE

   The value of a Payout Unit is calculated at the same time that the value of a Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Purchase Period" in the prospectus.) The calculation of Payout Unit value is discussed in the prospectus under "Payout Period."

   The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.

               ILLUSTRATION OF CALCULATION OF PAYOUT UNIT VALUE

EXAMPLE 8.

 1. Payout Unit value, beginning of period........................... $ .980000
 2. Net investment factor for Period (see Example 3).................  1.023558
 3. Daily adjustment for 3  1/2% Assumed Investment Rate.............   .999906
 4. (2)X(3)..........................................................  1.023462
 5. Payout Unit value, end of period (1)X(4)......................... $1.002993

                        ILLUSTRATION OF PAYOUT PAYMENTS

EXAMPLE 9. ANNUITANT AGE 65, LIFE ANNUITY WITH 120 PAYMENTS CERTAIN

1. Number of Purchase Units at Payout Date..........................  10,000.00
2. Purchase Unit value (see Example 3).............................. $ 1.800000
3. Account Value of Contract (1)X(2)................................ $18,000.00
4. First monthly Payout Payment per $1,000 of Account Value......... $     5.63
5. First monthly Payout Payment (3)X(4)/1,000....................... $   101.34
6. Payout Unit value (see Example 8)................................ $  .980000
7. Number of Payout Units (5)/(6)...................................    103.408
8. Assume Payout Unit value for second month equal to............... $  .997000
9. Second monthly Payout Payment (7)X(8)............................ $   103.10
10. Assume Payout Unit value for third month equal to............... $  .953000
11. Third monthly Payout Payment (7)X(10)........................... $    98.55

--------------------------------------------------------------------------------
                  DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS
--------------------------------------------------------------------------------

   The Company has qualified or intends to qualify the Contracts for sale in all fifty states and the District of Columbia and will commence offering the Contracts promptly upon qualification in each such jurisdiction.


   The Contracts are sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers that are members of the Financial Industry Regulatory Authority ("FINRA").

   AIG Capital Services, Inc. (formerly, SunAmerica Capital Services, Inc. (the "Distributor")), is the distributor for VALIC Separate Account A. The Distributor, an affiliate of the Company, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. The Distributor is a Delaware corporation and a member of FINRA.

   The broker-dealers who sell the Contracts will receive commissions for such sales. The agents will receive an up-front commission of up to 5.5% and may also receive an annual trail (a small commission paid beginning at least a year after the initial purchase) or a marketing allowance from time to time. In addition, the Company may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contract. The sales commissions and any marketing arrangements as described are paid by the Company and do not result in any charge to Contract Owners or to VALIC Separate Account A in addition to the charges described under "Fees and Charges" in the prospectus.

   Pursuant to its underwriting agreement with the Distributor and VALIC Separate Account A, the Company reimburses the Distributor for reasonable sales expenses, including overhead expenses. Sales commissions paid for Equity Director for the years 2011, 2012 and 2013 totaled $5,400,000, $6,752,760 and
$1,664,440, respectively. The Distributor retained $0 in commissions for those same years.

--------------------------------------------------------------------------------
                                    EXPERTS
--------------------------------------------------------------------------------


   The consolidated financial statements of The Variable Annuity Life Insurance Company as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 and the financial statements of The Variable Annuity Life Insurance Company Separate Account A as of December 31, 2013 and the results of its operations and the changes in its net assets for each of the periods indicated, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP is located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002.


AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION


   On February 18, 2014, American International Group, Inc. and the Company entered into an Amended and Restated Unconditional Capital Maintenance Agreement. As a result, the financial statements of American International Group, Inc. are incorporated by reference below. American International Group, Inc. does not underwrite any contracts referenced herein.


   The following financial statements are incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:


    - Consolidated Financial Statements and Financial Statement Schedules and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) which appears in American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2013.


   The following financial statements are also incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers, independent accountants, given on the authority of said firm as experts in auditing and accounting:


    - Consolidated Financial Statements of AIA Group Limited incorporated by reference to American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2013.


--------------------------------------------------------------------------------
                       COMMENTS ON FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

   The financial statements of The Variable Annuity Life Insurance Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.

   Not all of the VALIC Separate Account A Divisions are available under the Contracts described in the prospectus.


(C) 2014 AMERICAN INTERNATIONAL GROUP, INC.

All Rights Reserved.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                 Page
                                                                                                Numbers
                                               -                                                -------

Report of Independent Registered Public Accounting Firm                                            1

Consolidated Balance Sheets - December 31, 2013 and 2012                                        2 to 3

Consolidated Statements of Income - Years Ended December 31, 2013, 2012 and 2011                   4

Consolidated Statements of Comprehensive Income - Years Ended December 31, 2013, 2012 and 2011     5

Consolidated Statements of Equity - Years Ended December 31, 2013, 2012 and 2011                   6

Consolidated Statements of Cash Flows - Years Ended December 31, 2013, 2012 and 2011            7 to 8

Notes to Consolidated Financial Statements                                                      9 to 66

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of The Variable Annuity Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of comprehensive income, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The Variable Annuity Life Insurance Company and its subsidiaries (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), at December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, TX
April 28, 2014

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                    CONSOLIDATED BALANCE SHEETS (Continued)


                                                                                                  December 31,
                                                                                              ---------------------
                                                                                               2013       2012
                                                                                              ------- -------------
                                                                                                      (as adjusted,
                                                                                                       see Note 2)
                                                                                                  (in millions)
ASSETS
Investments:
Fixed maturity securities:
   Bonds available for sale, at fair value (amortized cost: 2013 - $34,372; 2012 - $33,609)   $35,736    $37,036
   Other bond securities, at fair value                                                           877        457
Equity securities:
   Common stock available for sale, at fair value (cost: 2013 - $5; 2012 - $14)                     4         22
Mortgage and other loans receivable (net of allowance: 2013 - $47; 2012 - $51)                  4,722      4,331
Policy loans                                                                                      815        853
Other invested assets                                                                           2,523      2,498
Short-term investments (portion measured at fair value: 2013 - $879; 2012 - $903)               1,185      1,295
                                                                                              -------    -------
Total investments                                                                              45,862     46,492
Cash                                                                                              149         34
Accrued investment income                                                                         504        491
Amounts due from related parties                                                                   26         14
Derivative assets, at fair value                                                                   40         37
Deferred policy acquisition costs                                                                 901        769
Deferred sales inducements                                                                        177        159
Income taxes receivable                                                                            61         --
Other assets                                                                                      231         84
Separate account assets, at fair value                                                         32,277     27,007
                                                                                              -------    -------
TOTAL ASSETS                                                                                  $80,228    $75,087
                                                                                              =======    =======

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                    CONSOLIDATED BALANCE SHEETS (Continued)


                                                                                                            December 31,
                                                                                                      --------------------------
                                                                                                        2013          2012
                                                                                                       -------   -------------
                                                                                                                 (as adjusted,
                                                                                                                  see Note 2)
                                                                                                      (in millions, except share
                                                                                                              data)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
   Policyholder contract deposits (portion measured at fair value: 2013-$35; 2012-$158)               $37,704       $36,870
   Future policy benefits                                                                                 739           862
   Income taxes payable to Parent                                                                          --           262
   Deferred income taxes                                                                                   96           784
   Notes payable, to affiliates, net (at fair value)                                                      125            48
   Notes payable - to third parties, net                                                                  171            36
   Amounts due to related parties                                                                          22            14
   Securities lending payable                                                                             732           824
   Derivative liabilities, at fair value                                                                   23            40
   Other liabilities                                                                                      367           322
   Separate account liabilities                                                                        32,277        27,007
                                                                                                       -------      -------
TOTAL LIABILITIES                                                                                      72,256        67,069
                                                                                                       -------      -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (SEE NOTE 11)

SHAREHOLDER'S EQUITY:
   Common stock, $1 par value, 5,000,000 shares authorized, 3,575,000 shares issued and outstanding         4             4
   Additional paid-in capital                                                                           5,789         5,683
   Retained earnings                                                                                    1,080           156
   Accumulated other comprehensive income                                                               1,099         2,175
                                                                                                       -------      -------
TOTAL SHAREHOLDER'S EQUITY                                                                              7,972         8,018
                                                                                                       -------      -------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                                            $80,228       $75,087
                                                                                                       =======      =======

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME


                                                                                             Years ended December 31,
                                                                                        ----------------------------------
                                                                                         2013       2012          2011
                                                                                        ------  ------------- -------------
                                                                                                (as adjusted, (as adjusted,
                                                                                                 see Note 2)   see Note 2)
                                                                                                   (in millions)
REVENUES:
   Premiums                                                                             $   12     $   20        $   17
   Policy fees                                                                             397        352           344
   Net investment income                                                                 2,528      2,348         2,102
   Net realized capital gains:
       Total other-than-temporary impairments on available for sale securities             (16)       (83)         (152)
       Portion of other-than-temporary impairments on available for sale fixed maturity securities recognized in accumulated other comprehensive
         income                                                                              1         --             1
                                                                                        ------     ------        ------
       Net other-than-temporary impairments on available for sale fixed
         maturity securities recognized in net income                                      (15)       (83)         (151)
       Other realized capital gains                                                        355         94           271
                                                                                        ------     ------        ------
          Total net realized capital gains                                                 340         11           120
   Other income                                                                            462        260           212
                                                                                        ------     ------        ------
TOTAL REVENUES                                                                           3,739      2,991         2,795
                                                                                        ------     ------        ------
BENEFITS AND EXPENSES:
   Interest credited on policyholder contract deposits                                   1,178      1,195         1,233
   Amortization of deferred policy acquisition costs                                       131         87           137
   General and administrative expenses, net of deferrals                                   314        265           245
   Commissions, net of deferrals                                                            73         68            85
   Policyholder benefits                                                                   155         86            85
   Other expenses                                                                          167        128           125
                                                                                        ------     ------        ------
TOTAL BENEFITS AND EXPENSES                                                              2,018      1,829         1,910
                                                                                        ------     ------        ------
INCOME BEFORE INCOME TAX EXPENSE (BENEFIT)                                               1,721      1,162           885
INCOME TAX EXPENSE (BENEFIT):
   Current                                                                                 155        315          (182)
   Deferred                                                                                (94)      (165)           22
                                                                                        ------     ------        ------
TOTAL INCOME TAX EXPENSE (BENEFIT)                                                          61        150          (160)
                                                                                        ------     ------        ------
NET INCOME                                                                              $1,660     $1,012        $1,045
                                                                                        ======     ======        ======

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                                                                                        Years ended December 31,
                                                                                                        -----------------------
                                                                                                          2013    2012    2011
                                                                                                        -------  ------  ------
                                                                                                             (in millions)
NET INCOME                                                                                              $ 1,660  $1,012  $1,045
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:
   Change in unrealized appreciation (depreciation) of fixed maturity investments on which other-than-
     temporary credit impairments were taken - net of reclassification adjustments                          (16)    242      64
   Change in unrealized appreciation (depreciation) of all other invested assets arising during the
     current period - net of reclassification adjustments                                                (1,337)    966     435
   Adjustment to deferred policy acquisition costs and deferred sales inducements                           155    (108)    (50)
   Change in foreign currency translation adjustments                                                        --      (1)     (5)
   Change in insurance loss recognition                                                                     122    (116)    (10)
                                                                                                        -------  ------  ------
OTHER COMPREHENSIVE INCOME (LOSS)                                                                        (1,076)    983     434
                                                                                                        -------  ------  ------
COMPREHENSIVE INCOME                                                                                    $   584  $1,995  $1,479
                                                                                                        =======  ======  ======

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY


                                                             Years ended December 31,
                                                             ------------------------
                                                               2013    2012     2011
                                                             -------  ------  -------
                                                                   (in millions)
COMMON STOCK:
   Balance at beginning and end of year                      $     4  $    4  $     4
ADDITIONAL PAID-IN CAPITAL:
   Balance at beginning of year                                5,683   6,255    6,786
       Capital contributions from Parent (see Note 12)           106     134        5
       Return of capital                                          --    (706)    (536)
                                                             -------  ------  -------
   Balance at end of year                                      5,789   5,683    6,255
                                                             -------  ------  -------
RETAINED EARNINGS (ACCUMULATED DEFICIT):
   Balance at beginning of year                                  156    (856)  (1,910)
       Net income                                              1,660   1,012    1,045
       Dividends                                                (736)     --       --
       Other                                                      --      --        9
                                                             -------  ------  -------
   Balance at end of year                                      1,080     156     (856)
                                                             -------  ------  -------
ACCUMULATED OTHER COMPREHENSIVE INCOME:
   Balance at beginning of year                                2,175   1,192      758
   Other comprehensive income (loss)                          (1,076)    983      434
                                                             -------  ------  -------
   Balance at end of year                                      1,099   2,175    1,192
                                                             -------  ------  -------
TOTAL SHAREHOLDER'S EQUITY                                   $ 7,972  $8,018  $ 6,595
                                                             =======  ======  =======

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                 Years ended December 31,
                                                                                           ------------------------------------
                                                                                             2013        2012          2011
                                                                                           --------  ------------- -------------
                                                                                                     (as adjusted, (as adjusted,
                                                                                                      see Note 2)   see Note 2)
                                                                                                       (in millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                                 $  1,660    $  1,012      $  1,045
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Interest credited on policyholder contract deposits                                           1,178       1,229         1,233
Fees charged for policyholder contract deposits                                                (337)       (301)         (280)
Amortization of deferred policy acquisition costs                                               131          87           137
Net realized capital gains                                                                     (340)        (11)         (120)
Equity in (income) loss from equity method investments, net of dividends or distributions      (203)       (122)          (43)
Accretion of net premium/discount on investments                                               (289)       (249)         (199)
Provision for deferred income taxes (benefit)                                                   (94)       (165)           22
Unrealized (gains) losses in earnings - net                                                      --          38            (4)
Capitalized interest                                                                            (14)        (12)          (20)
CHANGE IN:
   Other bond securities, at fair value                                                         (91)       (410)           (8)
   Accrued investment income                                                                    (13)         --           (47)
   Amounts due to/from related parties                                                           (4)        (21)         (162)
   Deferral of deferred policy acquisition costs                                                (66)        (91)         (127)
   Income taxes receivable/payable to Parent                                                   (323)        144          (218)
   Other assets                                                                                (157)         10            (8)
   Future policy benefits                                                                        71         (18)          (16)
   Other liabilities                                                                            (67)         32            22
Other, net                                                                                       (8)        (44)           (3)
                                                                                           --------    --------      --------
       NET CASH PROVIDED BY OPERATING ACTIVITIES                                              1,034       1,108         1,204
                                                                                           --------    --------      --------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of:
   Fixed maturity securities                                                                (10,548)    (10,532)      (11,596)
   Equity securities                                                                             (4)         (9)           --
   Mortgage and other loans receivable                                                       (1,026)       (933)         (282)
   Other investments, excluding short-term investments                                         (482)       (642)       (2,514)
Sales of:
   Fixed maturity securities                                                                  6,971       6,891         2,121
   Equity securities                                                                              9          25            30
   Other investments, excluding short-term investments                                          340         356         2,430
Maturities of fixed maturity securities                                                       3,539       3,142         3,085
Principal payments received on mortgage and other loans                                         503         565           291
Maturities of other investments, excluding short-term investments                               144         370           167
Net change in short-term investments                                                            110      (1,008)        4,361
                                                                                           --------    --------      --------
       NET CASH USED IN INVESTING ACTIVITIES                                               $   (444)   $ (1,775)     $ (1,907)
                                                                                           --------    --------      --------

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
               CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

                                                                  Years ended December 31,
                                                                 -------------------------
                                                                   2013     2012     2011
                                                                 -------  -------  -------
                                                                       (in millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from (payments for):
Policyholder contract deposits                                   $ 2,751  $ 2,680  $ 3,229
Policyholder contract withdrawals                                 (2,927)  (2,549)  (2,272)
Net exchanges to/(from) separate accounts                            723      588      606
Annuity payments                                                    (329)    (308)    (285)
Change in securities lending payable                                 (92)     824       --
Receipts from debt                                                   135       36       --
Return of capital                                                     --     (706)    (536)
Dividend paid to Parent Company                                     (736)      --       --
                                                                 -------  -------  -------
       NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES          (475)     565      742
                                                                 -------  -------  -------
INCREASE (DECREASE) IN CASH                                          115     (102)      39
CASH AT BEGINNING OF PERIOD                                           34      136       97
                                                                 -------  -------  -------
CASH AT END OF PERIOD                                            $   149  $    34  $   136
                                                                 =======  =======  =======
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid                                                $   471  $   199  $    36
Interest paid                                                          1       --       --
Non-cash activity:
Sales inducements credited to policyholder contract deposits          20       25       33
Other various non-cash contributions                                 106      134        5

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


1. NATURE OF OPERATIONS

The Variable Annuity Life Insurance Company, including its wholly owned subsidiaries, (the "Company") is a direct, wholly owned subsidiary of AGC Life Insurance Company (the "Parent"), a Missouri-domiciled life insurance company, which is in turn an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"). On December 31, 2012, several affiliated entities of the Company merged with and into American General Life Insurance Company ("AGL"), with AGL being the surviving entity. The merger was approved by the domiciliary state insurance departments of Arizona, Delaware, Illinois, Tennessee and Texas and by the insurance department of California. As a part of the merger, AGL distributed 100% of its ownership interest in the Company up to the Parent, thus making the Company a direct, wholly owned subsidiary of the Parent.

The Company is a Texas-domiciled life insurance company and is a leading provider of defined contribution retirement savings plans sponsored by education, not-for-profit and government organizations. Primary products include fixed and variable group annuities, and group mutual funds. The Company also offers group administrative and compliance services, and individual annuity and mutual fund products. The Company utilizes career and independent financial advisors to provide enrollment support and comprehensive financial planning services.

As the Company primarily markets through an exclusive sales agent force, no annual annuity deposits for any individual agent in 2013 or 2012 represented more than 10 percent of total annuity deposits.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities; monitoring and limiting prepayment and extension risk in its portfolio; maintaining a large percentage of its portfolio in highly liquid securities; engaging in a disciplined process of underwriting; and reviewing and monitoring credit risk. The Company is also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income in the case of assets held in the separate accounts. These guaranteed benefits are sensitive to equity market conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets. Such risk mitigation may or may not reduce the volatility of net income resulting from equity market volatility.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") and include the accounts of the Company, including its wholly owned subsidiaries and variable interest entities ("VIE") in which the Company is the primary beneficiary. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

OUT OF PERIOD ADJUSTMENTS

In 2013, the Company recorded out of period adjustments to correct errors related to prior periods which resulted in a $39 million increase to net income and a $48 million increase to comprehensive income. The most significant item related to 2008 deferred intercompany losses from the sale of bonds and the tax treatment of the losses as they were partially recognized in subsequent years. A $39 million tax benefit was recorded in 2013 to correct this error by reducing the deferred tax valuation allowance and deferred tax expense. The Company has evaluated the impact of the errors on prior years and their correction in 2013, taking into account both qualitative and quantitative factors.

Management believes these errors and their corrections are not material to any previously issued financial statements or to the accompanying 2013 financial statements.

REVISIONS OF PRIOR PERIOD FINANCIAL STATEMENTS

The financial statements as of and for the years ended December 31, 2012 and 2011 were revised to correctly classify income taxes payable to Parent, deferred income tax payable and current and deferred income tax expense/benefit.

After evaluating the quantitative and qualitative aspects of these corrections, the revisions were not considered to be material, individually or in aggregate to the previously issued 2012 and 2011 financial statements.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                       As Previously Effect of As Currently
                                                         Reported     Change     Reported
DECEMBER 31, 2012                                      ------------- --------- ------------
                                                                  (in millions)
Consolidated Balance Sheet:
   Income taxes payable to parent                          $ 311       $(49)      $ 262
   Deferred income tax Payable                               735         49         784
Consolidated Statement of Income:
   Current income tax expense (benefit)                      334        (19)        315
   Deferred income tax expense (benefit)                    (184)        19        (165)
Consolidated Statement of Cash Flows:
   Provision for deferred income taxes (benefit)            (184)        19        (165)
   Change in income tax receivable/payable to Parent         163        (19)        144
December 31, 2011
Consolidated Statement of Income:
   Current income tax expense (benefit)                     (153)       (29)       (182)
   Deferred income tax expense (benefit)                      (7)        29          22
Consolidated Statement of Cash Flows:
   Provision for deferred income taxes (benefit)              (7)        29          22
   Change in income tax receivable/payable to Parent        (189)       (29)       (218)

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. Accounting policies that management believes are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

    . income tax assets and liabilities, including recoverability of deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize deferred tax assets;

    . valuation of future policy benefit liabilities and timing and extent of loss recognition;

    . valuation of liabilities for guaranteed benefit features of variable annuity products;

    . recoverability of assets, including deferred policy acquisition costs ("DAC") and reinsurance;

    . estimated gross profits ("EGPs") to value deferred acquisition costs for investment-oriented products;

    . impairment charges, including other-than-temporary impairments on available for sale securities; and

    .  fair value measurements of certain financial assets and liabilities.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's consolidated financial condition, results of operations and cash flows could be materially affected.

INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Bonds held to maturity are carried at amortized cost when the Company has the ability and positive intent to hold these securities until maturity. When the Company does not have the ability or positive intent to hold bonds until maturity, these securities are classified as available for sale or as trading and are carried at fair value. None of the Company's fixed maturity securities met the criteria for held to maturity classification at December 31, 2013 or 2012.

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses, net of deferred taxes and adjustment to DAC and deferred sales inducements, are recorded as a separate component of accumulated other comprehensive income, within shareholder's equity. Realized and unrealized gains and losses from fixed maturity and equity securities measured at fair value at the Company's election are reflected in net investment income. Investments in fixed maturity and equity securities are recorded on a trade-date basis. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by specific identification.

Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. For investments in certain residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized debt obligations ("CDO") and asset backed securities ("ABS"), (collectively, structured securities), recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For structured securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


PURCHASED CREDIT IMPAIRED SECURITIES

The Company purchases certain RMBS securities that have experienced deterioration in credit quality since their issuance. The Company determined, based on its expectations as to the timing and amount of cash flows expected to be received, that it was probable at the date of acquisition that the Company would not collect all contractually required payments for these PCI securities, including both principal and interest after considering the effects of prepayments. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security was determined based on the Company's best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over their remaining lives on a level-yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. The accretable yield and the non-accretable difference will change over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, which are discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to the Company's policy for evaluating investments for other-than-temporary impairment. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as an adjustment to the accretable yield.

OTHER BONDS AND OTHER COMMON AND PREFERRED STOCK

Securities for which the Company has elected the fair value option are carried at fair value and reported in other bonds or other common and preferred stocks in the consolidated balance sheets. Changes in fair value of these assets are reported in net investment income. Interest income and dividend income on assets measured under the fair value option are recognized and included in net investment income. See Note 3 for additional information on assets designated under the fair value option.

EVALUATING INVESTMENTS FOR OTHER-THAN-TEMPORARY IMPAIRMENTS

FIXED MATURITY SECURITIES
-------------------------

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized investment losses. When assessing the Company's intent to sell a fixed maturity security, or whether it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

For fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to realized capital losses. Changes in fair value compared to recovery value, if any, are charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments are taken (a component of accumulated other comprehensive income).

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


When estimating future cash flows for structured fixed maturity securities (e.g., RMBS, CMBS, CDO, ABS), management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

    .  Current delinquency rates;

    .  Expected default rates and the timing of such defaults;

    .  Loss severity and the timing of any recovery; and

    .  Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

Management considers severe price declines in its assessment of potential credit impairments. The Company may also modify model inputs when management determines that price movements in certain sectors are indicative of factors not captured by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that is not foreign exchange related, the Company generally prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

EQUITY SECURITIES
-----------------

The Company evaluates its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

    . The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

    . A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

    . The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. In addition to the above criteria, management also considers circumstances of a rapid and severe market valuation decline (50 percent or more discount to cost), in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


MORTGAGE AND OTHER LOANS RECEIVABLE

Mortgage and other loans receivable primarily include commercial mortgage loans on real estate (net of related collateral), bank loans and guaranteed loans. Mortgage loans are classified as loans held for investment or loans held for sale. The Company does not currently hold any loans classified as held for sale.

Loans classified as held for investment are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less credit allowances and deferred fees or expenses and plus or minus adjustments for the accretion or amortization of discounts or premiums. Interest income on such loans is accrued as earned. Interest income, amortization of premiums accretion of discounts and prepayment fees are reported in net investment income in the consolidated statements of income.

Direct costs of originating commercial mortgages and other loans receivable, net of nonrefundable points and fees, are deferred and included in the carrying amount of the related receivables. The amount deferred is amortized to net investment income over the life of the related loan as an adjustment of the loan's yield using the interest method. Loan commitment fees are generally deferred and recognized in net investment income as an adjustment of yield over the related life of the loan or upon expiration.

Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. For commercial mortgage loans, the impairment is measured based on the fair value of underlying collateral, which is determined based on the present value of expected net future cash flows of the collateral, less estimated costs to sell. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on the analysis of internal risk ratings and current loan values. Internal risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level. When all or a portion of a commercial mortgage loan is deemed uncollectible, the uncollectible portion of the carrying value of the loan is charged off against the allowance. Interest income on impaired loans is recognized as cash is received.

POLICY LOANS

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are fully collateralized by the cash surrender value of the policy.

OTHER INVESTED ASSETS

The Company accounts for hedge funds, private equity funds, affordable housing partnerships and other investment partnerships using the equity method of accounting unless AIG's interest is so minor that AIG may have virtually no influence over partnership operating and financial policies, or AIG has elected the fair value option. Under the equity method of accounting, the carrying value generally is the Company's share of the net asset value of the funds or the partnerships, and changes in the Company's share of the net asset values are recorded in net investment income. In applying the equity method of accounting, the Company consistently uses the most recently available financial information provided by the general partner or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited annually.

Certain hedge funds, private equity funds, affordable housing partnerships and other investment partnerships for which AIG has elected the fair value option are reported at fair value with changes in fair value recognized in net investment income. Other investments in hedge funds, private equity funds, affordable housing partnerships and other investment partnerships in which AIG's insurance operations do not hold aggregate interests sufficient to

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

exercise more than minor influence over the respective partnerships are reported at fair value with changes in fair value recognized as a component of accumulated other comprehensive income.

Investments in other invested assets are evaluated for impairment in a manner similar to the evaluation of equity securities. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these private equity funds and hedge funds and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Other invested assets include preferred equity investments in partially owned companies. Generally, the equity method of accounting is used for the Company's investment in companies in which the Company's ownership interest approximates 20 percent but is not greater than 50 percent. The Company's investments in partially owned companies include its interest in Castle 2003-1 Trust ("Castle 1 Trust") and Castle 2003-2 Trust ("Castle 2 Trust"). See Note 14.

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Properties acquired through foreclosure and held for sale are carried at the lower of its carrying amount or fair value less estimated costs to sell the property.

Investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, the Company compares expected investment cash flows to carrying value. When the expected cash flows are less than the carrying value, the investments are written down to fair value with a corresponding charge to earnings.

The Company is a member of the Federal Home Loan Bank ("FHLB") of Dallas and such membership requires the members to own stock in the FHLB. The Company's carrying value of its FHLB stock is included in other invested assets and carried at amortized cost, which approximates fair value.

Other invested assets also include mutual funds, which consist of seed money for mutual funds and investments in retail mutual funds used as investment vehicles for the Company's variable annuity separate accounts, and are carried at market value.

SHORT-TERM INVESTMENTS

Short-term investments include interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivatives and other financial instruments in conjunction with financial risk management programs and investment operations. Interest rate derivatives (such as interest rate swaps) are used to manage interest rate risk associated with embedded derivatives contained in insurance contract liabilities and fixed maturity securities as well as other interest rate sensitive assets and liabilities. Foreign exchange derivatives (principally foreign exchange forwards and options) are used to economically mitigate risk associated with foreign currency transactions. Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities. The derivatives are effective economic hedges of the exposures that they are meant to offset. In addition to economic hedging activities, we also enter into derivative instruments with respect to investment operations, which include, among other things, credit default swaps and purchasing investments with embedded derivatives, such as equity linked notes and convertible bonds.

Interest rate, foreign currency and equity swaps, swaptions, options and futures contracts are accounted for as derivatives, recorded on a trade-date basis and carried at fair value. Unrealized gains and losses are reflected in income, when appropriate. Aggregate asset or liability positions are netted on the consolidated balance sheets only to the extent permitted by qualifying master netting arrangements in place with each respective counterparty. Cash collateral posted with counterparties in conjunction with transactions supported by qualifying master netting

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

arrangements is reported as a reduction of the corresponding net derivative liability, while cash collateral received in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative asset.

Derivatives, with the exception of bifurcated embedded derivatives, are reflected in the consolidated balance sheets in derivative assets, at fair value and derivative liabilities, at fair value. A bifurcated embedded derivative is measured at fair value and accounted for in the same manner as a free standing derivative contract. The fair value of the bifurcated embedded policy derivatives is reflected in policyholder contract deposits in the consolidated balance sheets. The corresponding host contract is accounted for according to the accounting guidance applicable for that instrument. See Policyholder Contract Deposits below and Note 8 herein for additional information on embedded policy derivatives.

The Company believes its hedging instruments have been and remain economically effective, but have not been designated as hedges for hedge accounting. In the consolidated statements of income, changes in the fair value of derivatives are reported as part of net realized investment gains and losses.

See Note 3 for discussion of fair value measurements and Note 5 for discussion of derivatives.

CASH

Cash represents cash on hand and non-interest bearing demand deposits.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs represent those costs that are incremental and directly related to the successful acquisition of new or renewal insurance contracts. The Company defers incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such costs generally include agent or broker commissions and certain other costs that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. The Company partially defers costs, including certain commissions, when it does not believe that the entire cost is directly related to the acquisition or renewal of insurance contracts.

The Company also defers a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities including costs associated with the time spent on policy issuance and processing and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

Policy acquisition costs and policy issuance costs related to investment-type products are deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts. EGPs include net investment income and spreads, net realized investment gains and losses, fees, surrender charges, expenses, and mortality and morbidity gains and losses. In each reporting period, current period amortization expense is adjusted to reflect actual gross profits. If EGPs change significantly, DAC is recalculated using the new assumptions, and any resulting adjustment is included in income. If the new assumptions indicate that future EGPs are higher than previously estimated, DAC will be increased resulting in a decrease in amortization expense and increase in income in the current period; if future estimated gross profits are lower than previously estimated, DAC will be decreased resulting in an increase in amortization expense and decrease in income in the current period. Updating such assumptions may result in acceleration of amortization in some products and deceleration of amortization in other products. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

To estimate future estimated gross profits for variable annuity products, a long-term annual asset growth assumption is applied to determine the future growth in assets and related asset-based fees. In determining the asset growth rate, the effect of short-term fluctuations in the equity markets is partially mitigated through the use of a "reversion to the mean" methodology whereby short-term asset growth above or below long-term annual rate assumptions impact the growth assumption applied to the five-year period subsequent to the current balance sheet date. The reversion to the

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                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

mean methodology allows the Company to maintain its long-term growth assumptions, while also giving consideration to the effect of actual investment performance. When actual performance significantly deviates from the annual long-term growth assumption, as evidenced by growth assumptions in the five-year reversion to the mean period falling below a certain rate (floor) or above a certain rate (cap) for a sustained period, judgment may be applied to revise or "unlock" the growth rate assumptions to be used for both the five-year reversion to the mean period as well as the long-term annual growth assumption applied to subsequent periods.

SHADOW DAC AND SHADOW LOSS RECOGNITION

DAC held for investment-oriented products is also adjusted to reflect the effect of unrealized gains or losses on fixed maturity and equity securities available for sale on estimated gross profits, with related changes recognized through other comprehensive income (shadow DAC). The adjustment is made at each balance sheet date, as if the securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. Similarly, for long-duration traditional insurance contracts, if the assets supporting the liabilities maintain a temporary net unrealized gain position at the balance sheet date, loss recognition testing assumptions are updated to exclude such gains from future cash flows by reflecting the impact of reinvestment rates on future yields. If a future loss is anticipated under this basis, any additional shortfall indicated by loss recognition tests is recognized as a reduction in accumulated other comprehensive income (shadow loss recognition). Similar to other loss recognition on long-duration insurance contracts, such shortfall is first reflected as a reduction in DAC and secondly as an increase in liabilities for future policy benefits. The change in these adjustments, net of tax, is included with the change in net unrealized appreciation of investments that is credited or charged directly to other comprehensive income.

COST OF INSURANCE PURCHASED ("CIP")

The cost assigned to certain acquired insurance contracts in force at the acquisition date referred to as CIP is reported in deferred acquisition costs in the consolidated balance sheets. Interest was accreted on the unamortized balance of CIP at rates ranging from 3.0 percent to 4.5 percent in 2013, 2012 and 2011. CIP is amortized in relation to the EGPs to date for each period and is adjusted for the impact of net unrealized gains (losses) on securities in the same manner as DAC and reported within the same financial statement line items.

DEFERRED SALES INDUCEMENTS

The Company currently offers sales inducements, which may include enhanced crediting rates or bonus payments to contract holders ("bonus interest") on certain of its products. Sales inducements provided to the contract holder are recognized as part of the liability for policyholder contract deposits on the consolidated balance sheets. The cost of such sales inducements are deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the sales inducement must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without bonus interest, and are higher than the contracts expected ongoing crediting rates for periods after the bonus period. The amortization expense associated with these assets is reported within interest credited to policyholder account balances in the consolidated statements of income.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Variable contracts are reported within the separate accounts when investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder and the separate account meets additional accounting criteria to qualify for separate account treatment. The assets of each account are legally segregated and are not subject to claims that arise from any of the Company's other businesses. The assets supporting the variable portion of variable annuities that qualify for separate account treatment are carried at fair value and reported as separate account assets, with an equivalent summary total reported as separate account liabilities in the consolidated balance sheets. Amounts assessed against the contract holders for mortality, administrative and other services are included in policy fees in the consolidated statements of income. Net investment income, net realized capital gains (losses), changes in fair value of assets, and policyholder contract

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                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income, comprehensive income and cash flows.

INSURANCE CONTRACTS

The insurance contracts accounted for in these consolidated financial statements include primarily long-duration contracts. Long-duration contracts include investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, many contracts issued by the Company allow the insurer to revise certain elements used in determining policy benefits, subject to guarantees stated in the contracts.

POLICYHOLDER CONTRACT DEPOSITS

The liability for policyholder contract deposits is recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest, less withdrawals and assessed fees). Deposits collected on investment-type products are not reflected as revenues in the Company's consolidated statements of income, as they are recorded directly to contract holder liabilities upon receipt. Policyholder contract deposits also include the Company's liability for (i) certain guaranteed benefits and equity-indexed features accounted for as embedded derivatives at fair value, (ii) annuities issued in a structured settlement arrangement with no life contingency and
(iii) certain contracts the Company has elected to account for at fair value.

Guaranteed benefit and equity-indexed features accounted for as embedded policy derivatives are bifurcated from the host contracts and accounted for separately at fair value, with changes in fair value recognized in net realized capital gains (losses) in the consolidated statements of income. These include guaranteed minimum withdrawal benefits ("GMWB") as well as equity-indexed annuities, which offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index. See Note 3 for discussion of the fair value measurement of embedded policy derivatives and
Note 8 for additional information on guaranteed benefit features.

In addition, the Company is a coinsurer for GMWB under a separate reinsurance agreement on certain variable annuity contracts issued by MetLife Alico Life Insurance K.K. ("MetLife Alico Japan"). See additional discussion in Note 9.

FUTURE POLICY BENEFITS

The liability for future policy benefits primarily includes the reserves for life-contingent annuity payout contracts and is based on estimates of the cost of future policy benefits. Included in future policy benefits is the liability for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature.

Periodically, the Company evaluates estimates used in establishing liabilities for future policy benefits for life and accident and health insurance contracts, which include liabilities for certain payout annuities. The Company also evaluates estimates used in amortizing DAC and sales inducement assets for these products. The Company evaluates these estimates against actual experience and adjusts them based on management judgment regarding mortality, morbidity, persistency, maintenance expenses, and investment returns.

For long duration traditional business, a "lock-in" principle applies. The assumptions used to calculate the benefit liabilities and DAC are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. These assumptions include margins for adverse deviation in the event that actual experience might deviate from these assumptions. Loss recognition exists when there is a shortfall between the carrying amounts of future policy benefit liabilities net of DAC and the amount the future policy benefit liabilities net of DAC would be when applying updated current assumptions. When the Company determines a loss recognition exists, the Company first reduces any DAC related to that block of business through amortization of acquisition expense, and after DAC is depleted, record additional liabilities through a charge to policyholder benefits. Groupings for loss recognition testing are consistent with the Company's manner of acquiring and servicing the business and applied by product groupings. The Company performs separate loss recognition tests for

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

traditional life products and payout annuities. Once loss recognition has been recorded for a block of business, the old assumption set is replaced and the assumption set used for the loss recognition would then be subject to the lock-in principle.

Future policy benefits also include certain guaranteed benefits of variable annuity products that are not embedded derivatives, primarily guaranteed minimum death benefits ("GMDB") and to a lesser extent, guaranteed minimum income benefits ("GMIB"). The liabilities for GMDB and GMIB represent the expected value of the guaranteed benefits in excess of the projected account value, with the excess recognized ratably over the accumulation period based on total expected assessments, through policyholder benefits. Management regularly evaluates estimates used and adjusts the GMDB and GMIB liabilities included within future policy benefits, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised. See Note 8 for additional information on GMDB and GMIB.

The Company is a coinsurer for GMIB under a separate reinsurance agreement on certain variable annuity contracts issued by MetLife Alico Japan. See additional discussion in Note 9.

NOTES PAYABLE

Notes payable are carried at the principal amount borrowed, including unamortized discounts and fair value adjustments, where applicable, except for certain notes payable - to affiliates, for which the company has elected the fair value option. The change in fair value of notes for which the fair value option has been elected is recorded in other income in the consolidated statements of income, see Note 3 for discussion of fair value measurement.

POLICY FEES

Variable annuity fees, asset management fees and surrender charges are recorded as income when earned. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Fees for certain guarantees included in variable annuity policy fees are based on the amount used for determining the related guaranteed benefit (for example, a benefit base for a GMWB feature). Asset management fees include investment advisory fees and 12b-1 distribution fees and are based on the market value of assets managed in mutual funds and certain variable annuity portfolios. Surrender charges are assessed on withdrawals occurring during the surrender charge period.

NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources:

    . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

    . Dividend income from common and preferred stock and distributions from other investments, including distributions from private equity funds and hedge funds that are not accounted for under the equity method.

    . Realized and unrealized gains and losses from investments for which the fair value option has been elected.

    . Earnings from private equity funds and hedge fund investments accounted for under the equity method.

    .  Interest income on mortgage, policy and other loans.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


NET REALIZED CAPITAL GAINS AND LOSSES

Net realized capital gains and losses are determined by specific identification. The net realized capital gains and losses are generated primarily from the following sources:

    . Sales of available for sale fixed maturity and equity securities, and of investments in private equity funds and hedge funds and other types of investments.

    . Reductions to the cost basis of available for sale fixed maturity and equity securities (except trading securities accounted for at fair value and investments which the fair value option has been elected) and other invested assets for other-than-temporary impairments.

    .  Changes in fair value of derivative assets and liabilities.

    .  Exchange gains and losses resulting from foreign currency transactions.

OTHER INCOME

Other income primarily includes fees and commissions from securities brokerage advisory fee income from the broker dealer business and income from legal settlements.

INCOME TAXES

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in earnings in the period of enactment. State income taxes are included in income tax expense.

See Note 13 for discussion of the valuation allowance for deferred tax.

RECENT ACCOUNTING STANDARDS

FUTURE APPLICATION OF ACCOUNTING STANDARDS

INVESTMENT COMPANY GUIDANCE

In June 2013, the Financial Accounting Standards Board ("FASB") issued an accounting standard that amends the criteria a company must meet to qualify as an investment company, clarifies the measurement guidance, and requires new disclosures for investment companies. An entity that is regulated by the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") qualifies as an investment company. Entities that are not regulated under the 1940 Act must have certain fundamental characteristics and must consider other characteristics to determine whether they qualify as investment companies. An entity's purpose and design should be considered when making the assessment.

The standard is effective for fiscal years and interim periods beginning after December 15, 2013. Earlier adoption is prohibited. An entity that no longer meets the requirements to be an investment company as a result of this standard should present the change in its status as a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption. An entity that is an investment company should apply the guidance prospectively as an adjustment to opening net assets as of the effective date. The adjustment to net assets represents both the difference between the fair value and the carrying amount of the entity's investments and any amount previously recognized in accumulated other comprehensive income. The Company plans to adopt the standard on its required effective date of January 1, 2014 and does not expect the adoption of the standard to have a material effect on its consolidated financial condition, results of operations or cash flows.

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                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


PRESENTATION OF UNRECOGNIZED TAX BENEFITS

In July 2013, the FASB issued an accounting standard that requires a liability related to unrecognized tax benefits to be presented as a reduction to the related deferred tax asset for a net operating loss carryforward or a tax credit carryforward (the "Carryforwards"). When the Carryforwards are not available at the reporting date under the tax law of the applicable jurisdiction or the tax law of the applicable jurisdiction does not require, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit will be presented in the financial statements as a liability and will not be combined with the related deferred tax assets.

The standard is effective for fiscal years and interim periods beginning after December 15, 2013, but earlier adoption is permitted. Upon adoption, the standard should be applied prospectively to unrecognized tax benefits that existed at the effective date. Retrospective application is permitted. The Company plans to adopt the standard prospectively on its required effective date of January 1, 2014 and does not expect the adoption of the standard to have a material effect on its consolidated financial condition, results of operations and cash flows.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2013:

DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

In January 2013, the FASB issued guidance that clarifies the scope of transactions subject to disclosures about offsetting assets and liabilities. The guidance applies to derivatives, repurchase agreements and reverse purchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with specific criteria contained in FASB Accounting Standards Codification or subject to a master netting arrangement or similar agreement.

The standard became effective for fiscal years and interim periods beginning on or after January 1, 2013. The Company adopted the standard on its required effective date of January 1, 2013 and applied it retrospectively to all comparative periods presented. The adoption of this standard did not have any effect on the Company's consolidated financial condition, results of operations or cash flows.

REPORTING OF AMOUNTS RECLASSIFIED OUT OF ACCUMULATED OTHER COMPREHENSIVE INCOME

In February 2013, the FASB issued an accounting standard which requires the Company to disclose the effect of reclassifying significant items out of accumulated other comprehensive income on the respective line items of net income or to provide a cross-reference to other disclosures required under GAAP.

The standard became effective for annual and interim reporting periods beginning after December 15, 2012. The Company adopted the standard on its required effective date of January 1, 2013. The adoption of this standard did not have any effect on the Company's consolidated financial condition, results of operations or cash flows.

3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis
--------------------------------------------

The Company carries certain of its financial instruments at fair value. The fair value of a financial instrument is the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy
--------------------

Assets and liabilities recorded at fair value in the consolidated balance sheets are measured and classified in a hierarchy for disclosure purposes, consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values, as discussed below:

..   LEVEL 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

..   LEVEL 2 - Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

..   LEVEL 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure the fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Valuation Methodologies
-----------------------

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

INCORPORATION OF CREDIT RISK IN FAIR VALUE MEASUREMENTS
-------------------------------------------------------

..   THE COMPANY'S OWN CREDIT RISK. Fair value measurements for certain freestanding derivatives incorporate the Company's own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to the Company at the balance sheet date by reference to observable credit default swap ("CDS") or cash bond spreads. A derivative counterparty's net credit exposure to the Company is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with the Company, as well as collateral posted by the Company with the counterparty at the balance sheet date. The Company calculates the effect of these credit spread changes using discounted cash flow techniques that incorporate current market interest rates.

..   COUNTERPARTY CREDIT RISK. Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to the Company by an independent third party. The Company utilizes an interest rate based on the benchmark London Interbank Offered Rate ("LIBOR") curve to derive its discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, the Company believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

FIXED MATURITY SECURITIES
-------------------------

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value. Market price data is generally obtained from dealer markets.

The Company employs independent third-party valuation service providers to gather, analyze, and interpret market information in order to derive fair value estimates for individual investments based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation services are reviewed and understood by the Company's management, via periodic discussion with and information provided by the valuation services. In addition, as discussed further below, control processes are applied to the fair values received from third-party valuation services to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market-observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

The Company has control processes designed to ensure that the fair values received from third party valuation services are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. The Company assesses the reasonableness of individual security values received from valuation service providers through various analytical techniques, and has procedures to escalate related questions internally and to the third party valuation services for resolution. In order to assess the degree of pricing consensus among various valuation services for specific asset types, the Company has conducted comparisons of prices received from available sources. Management has used these comparisons to establish a hierarchy for the fair values received from third party valuations services to be used for particular security classes. The Company also validates prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When the Company's third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing widely accepted valuation models. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to particular security types. For structured securities, such inputs may include ratings, collateral types,

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                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. When the volume or level of market activity for a security is limited, certain inputs used to determine fair value may not be observable in the market. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from third party valuation services, including management reviews. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and non-transferability, and such adjustments generally are based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of comparable securities, adjusted for illiquidity and structure. Fair values determined internally are also subject to management review in order to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities including RMBS, CMBS, CDOs, other ABS and fixed maturity securities issued by government sponsored entities and corporate entities.

EQUITY SECURITIES TRADED IN ACTIVE MARKETS
------------------------------------------

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchange or dealer markets.

OTHER INVESTED ASSETS
---------------------

The Company initially estimates the fair value of investments in certain hedge funds, private equity funds and other partnerships by reference to the transaction price. Subsequently, the Company generally obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. The Company considers observable market data and performs certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement.

SHORT-TERM INVESTMENTS
----------------------

For short-term investments that are measured at fair value, the carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

SEPARATE ACCOUNT ASSETS
-----------------------

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

FREESTANDING DERIVATIVES
------------------------

Derivative assets and liabilities can be exchange-traded or traded over-the-counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

For certain OTC derivatives that trade in less liquid markets, where we generally do not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. The Company updates valuation inputs in these models only when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

EMBEDDED POLICY DERIVATIVES INCLUDED IN POLICYHOLDER CONTRACT DEPOSITS
----------------------------------------------------------------------

The fair value of embedded policy derivatives contained in certain variable annuity contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience.

With respect to embedded policy derivatives in the Company's variable annuity contracts, because of the dynamic and complex nature of the expected cash flows, risk neutral valuations are used. Estimating the underlying cash flows for these products involves judgments regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior.

The Company incorporates its own risk of non-performance in the valuation of the embedded policy derivatives associated with variable annuity contracts. Expected cash flows are discounted using the interest rate swap curve ("swap curve"), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a plain vanilla swap against the floating rate (e.g. LIBOR) leg of a related tenor. The swap curve is adjusted, as necessary, for anomalies between the swap curve and the U.S. Treasury yield curve. The non-performance risk adjustment reflects a market participant's view of the Company's claims paying ability and by incorporating an additional spread to the swap curve used to value embedded policy derivatives.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Assets and Liabilities Measured at Fair Value on a Recurring Basis
------------------------------------------------------------------

The following tables present information about assets and liabilities measured at fair value on a recurring basis and indicate the level of the fair value measurement based on the observability of the inputs used:

                                                                                         Counterparty      Cash      Total Fair
At December 31, 2013                                             Level 1 Level 2 Level 3 Netting (a)  Collateral (b)   Value
--------------------                                             ------- ------- ------- ------------ -------------- ----------
                                                                                         (in millions)
ASSETS:
Fixed maturity securities, available for sale:
   U.S. government obligations                                   $    -- $   288 $   --      $--          $  --       $   288
   Foreign government                                                 --     830     --       --             --           830
   Obligations of states, municipalities and political
     subdivisions                                                     --     691     45       --             --           736
   Corporate debt                                                     --  22,312    248       --             --        22,560
   RMBS                                                               --   3,583  1,564       --             --         5,147
   CMBS                                                               --   1,848  1,497       --             --         3,345
   CDO/ABS                                                            --     980  1,850       --             --         2,830
                                                                 ------- ------- ------      ---          -----       -------
Total fixed maturity securities, available for sale                   --  30,532  5,204       --             --        35,736
                                                                 ------- ------- ------      ---          -----       -------
Other bond securities:
   RMBS                                                               --      69     38       --             --           107
   CMBS                                                               --      24    141       --             --           165
   CDO/ABS                                                            --       5    600       --             --           605
                                                                 ------- ------- ------      ---          -----       -------
Total other bond securities                                           --      98    779       --             --           877
                                                                 ------- ------- ------      ---          -----       -------
Equity securities, available for sale:
   Common stocks                                                       1      --     --       --             --             1
   Preferred stocks                                                   --       3     --       --             --             3
                                                                 ------- ------- ------      ---          -----       -------
Total equity securities, available for sale                            1       3     --       --             --             4
                                                                 ------- ------- ------      ---          -----       -------
Other invested assets (b)                                             --     258    777       --             --         1,035
Short-term investments (c)                                            60     819     --       --             --           879
Derivative assets:
   Interest rate contracts                                            --       5     --       --             --             5
   Equity contracts                                                   40      --     --       --             --            40
   Counterparty netting                                               --      --     --       (5)            --            (5)
                                                                 ------- ------- ------      ---          -----       -------
Total derivative assets                                               40       5     --       (5)            --            40
                                                                 ------- ------- ------      ---          -----       -------
Separate account assets                                           32,061     216     --       --             --        32,277
                                                                 ------- ------- ------      ---          -----       -------
       Total                                                     $32,162 $31,931 $6,760      $(5)         $  --       $70,848
                                                                 ======= ======= ======      ===          =====       =======
LIABILITIES:
Policyholder contract deposits (d)                               $    -- $    -- $   52      $--          $  --       $    52
Notes payable- to affiliates, net                                     --      --    125       --             --           125
Derivative liabilities:
   Interest rate contracts                                            --      29     --       --             --            29
   Counterparty netting                                               --      --     --       (5)            (1)           (6)
                                                                 ------- ------- ------      ---          -----       -------
Total derivative liabilities                                          --      29     --       (5)            (1)           23
                                                                 ------- ------- ------      ---          -----       -------
       Total                                                     $    -- $    29 $  177      $(5)         $  (1)      $   200
                                                                 ======= ======= ======      ===          =====       =======

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                         Counterparty      Cash      Total Fair
At December 31, 2012                                             Level 1 Level 2 Level 3 Netting (a)  Collateral (b)   Value
--------------------                                             ------- ------- ------- ------------ -------------- ----------
                                                                                         (in millions)
ASSETS:
Fixed maturity securities, available for sale:
   U.S. government obligations                                   $    -- $   421 $   --     $  --         $  --       $   421
   Foreign government                                                 --     893     --        --            --           893
   Obligations of states, municipalities and political
     subdivisions                                                     --     317     --        --            --           317
   Corporate debt                                                     --  23,517    345        --            --        23,862
   RMBS                                                               --   4,492  1,760        --            --         6,252
   CMBS                                                               --   1,540  1,445        --            --         2,985
   CDO/ABS                                                            --     950  1,356        --            --         2,306
                                                                 ------- ------- ------     -----         -----       -------
Total fixed maturity securities, available for sale                   --  32,130  4,906        --            --        37,036
                                                                 ------- ------- ------     -----         -----       -------
Other bond securities:
   RMBS                                                               --      18      9        --            --            27
   CMBS                                                               --      13    127        --            --           140
   CDO/ABS                                                            --      --    290        --            --           290
                                                                 ------- ------- ------     -----         -----       -------
Total other bond securities                                           --      31    426        --            --           457
                                                                 ------- ------- ------     -----         -----       -------
Equity securities, available for sale:
   Common stocks                                                      --      --      6        --            --             6
   Preferred stocks                                                   --      --     16        --            --            16
                                                                 ------- ------- ------     -----         -----       -------
Total equity securities, available for sale                           --      --     22        --            --            22
                                                                 ------- ------- ------     -----         -----       -------
Other invested assets (b)                                             10     201    624        --            --           835
Short-term investments (c)                                            28     875     --        --            --           903
Derivative assets:
   Interest rate contracts                                             1       1     --        --            --             2
   Foreign exchange contracts                                         --       8     --        --            --             8
   Equity contracts                                                   36      --     --        --            --            36
   Counterparty netting                                               --      --     --        (9)           --            (9)
                                                                 ------- ------- ------     -----         -----       -------
Total derivative assets                                               37       9     --        (9)           --            37
                                                                 ------- ------- ------     -----         -----       -------
Separate account assets                                           26,724     283     --        --            --        27,007
                                                                 ------- ------- ------     -----         -----       -------
       Total                                                     $26,799 $33,529 $5,978     $  (9)        $  --       $66,297
                                                                 ======= ======= ======     =====         =====       =======
LIABILITIES:
Policyholder contract deposits (d)                               $    -- $    -- $  158     $  --         $  --       $   158
Notes payable-to affiliates, net                                      --      --     48        --            --            48
Derivative liabilities:
   Foreign exchange contracts                                         --      49     --        --            --            49
   Counterparty netting                                               --      --     --        (9)           --            (9)
                                                                 ------- ------- ------     -----         -----       -------
Total derivative liabilities                                          --      49     --        (9)           --            40
                                                                 ------- ------- ------     -----         -----       -------
       Total                                                     $    -- $    49 $  206     $  (9)        $  --       $   246
                                                                 ======= ======= ======     =====         =====       =======

(a)Represents netting of derivative exposures covered by a qualifying master netting agreement.
(b)Amounts presented for other invested assets in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include other invested assets carried at estimated fair value on a recurring basis.
(c)Amounts exclude short-term investments that are carried at cost, which approximate fair value of $306 million and $392 million at December 31, 2013 and 2012, respectively.
(d)Amount presented for policyholder contract deposits in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include embedded policy derivatives that are measured at estimated fair value on a recurring basis.

At December 31, 2013 and 2012, Level 3 assets were 8.4 percent and 8.0 percent of total assets, respectively, and Level 3 liabilities were less than 1 percent of total liabilities at both balance sheet dates, respectively.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Transfers of Level 1 and Level 2 Assets and Liabilities
-------------------------------------------------------

The Company's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company had no significant transfers between Level 1 and Level 2 during 2013 and 2012.

Changes in Level 3 Recurring Fair Value Measurements
----------------------------------------------------

The following tables present changes during 2013 and 2012 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the consolidated statements of income during 2013 and 2012 related to the Level 3 assets and liabilities that remained in the consolidated balance sheets at December 31, 2013 and 2012:

                                                                                                               Changes in
                                                                                                               Unrealized
                                                Net                                                               Gains
                                              Realized                                                          (Losses)
                                                and                    Purchases,                              Included in
                                             Unrealized                  Sales,                                 Income on
                                     Fair      Gains     Accumulated   Issuances                        Fair   Instruments
                                     Value    (Losses)      Other         and        Gross     Gross   Value     Held at
                                   Beginning  included  Comprehensive Settlements, Transfers Transfers End of    End of
December 31, 2013                   of Year  in Income  Income (Loss)     Net         In        Out     Year      Year
-----------------                  --------- ---------- ------------- ------------ --------- --------- ------  -----------
                                                                        (in millions)
ASSETS:
Fixed maturity securities,
  available for sale:
   States, territories &
     political subdivisions         $   --      $ --        $ (1)        $  46       $ --      $  --   $   45     $ --
   Corporate debt                      345        12          (9)         (123)       119        (96)     248       --
   RMBS                              1,760       106          64          (352)        16        (30)   1,564       --
   CMBS                              1,445        25         (20)          (16)        84        (21)   1,497       --
   CDO/ABS                           1,356        41          (9)          485        313       (336)   1,850       --
                                    ------      ----        ----         -----       ----      -----   ------     ----
Total fixed maturity
  securities, available for
  sale                               4,906       184          25            40        532       (483)   5,204       --
                                    ------      ----        ----         -----       ----      -----   ------     ----
Other bond securities:
   RMBS                                  9        --          --            29         --         --       38       --
   CMBS                                127         1          --             1         12         --      141        5
   CDO/ABS                             290        32          --           278         --         --      600       20
                                    ------      ----        ----         -----       ----      -----   ------     ----
Total other bond securities            426        33          --           308         12         --      779       25
                                    ------      ----        ----         -----       ----      -----   ------     ----
Equity securities, available
  for sale:
   Common stocks                         6        --          --            (6)        --         --       --       --
   Preferred stocks                     16        --           2           (18)        --         --       --       --
                                    ------      ----        ----         -----       ----      -----   ------     ----
Total equity securities,
  available for sale                    22        --           2           (24)        --         --       --       --
                                    ------      ----        ----         -----       ----      -----   ------     ----
Other invested assets                  624        42          (4)           94         75        (54)     777       --
                                    ------      ----        ----         -----       ----      -----   ------     ----
       Total                        $5,978      $259        $ 23         $ 418       $619      $(537)  $6,760     $ 25
                                    ------      ----        ----         -----       ----      -----   ------     ----
LIABILITIES:
Policyholder contract deposits      $ (158)     $106        $ --         $  --       $ --      $  --   $  (52)    $106
Notes payable to affiliates,
  net                                  (48)      (10)         (1)          (66)        --         --     (125)     (10)
                                    ------      ----        ----         -----       ----      -----   ------     ----
       Total                        $ (206)     $ 96        $ (1)        $ (66)      $ --      $  --   $ (177)    $ 96
                                    ------      ----        ----         -----       ----      -----   ------     ----

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                                                    Changes in
                                                                                                                    Unrealized
                                                     Net                                                               Gains
                                                   Realized                                                          (Losses)
                                                     and                    Purchases,                              Included in
                                                  Unrealized                  Sales,                                 Income on
                                          Fair      Gains     Accumulated   Issuances                        Fair   Instruments
                                          Value    (Losses)      Other         and        Gross     Gross   Value     Held at
                                        Beginning  included  Comprehensive Settlements, Transfers Transfers End of    End of
December 31, 2012                        of Year  in Income  Income (Loss)     Net         In        Out     Year      Year
-----------------                       --------- ---------- ------------- ------------ --------- --------- ------  -----------
                                                                             (in millions)
ASSETS:
Fixed maturity securities,
  available for sale:
   Corporate debt                        $  442      $ --        $  8         $ (11)     $  336    $  (430) $  345      $--
   RMBS                                   1,561        71         266           (99)        212       (251)  1,760       --
   CMBS                                   1,006         1         167           320          --        (49)  1,445       --
   CDO/ABS                                  720        45          23           727         149       (308)  1,356       --
                                         ------      ----        ----         -----      ------    -------  ------      ---
Total fixed maturity securities,
  available for sale                      3,729       117         464           937         697     (1,038)  4,906       --
                                         ------      ----        ----         -----      ------    -------  ------      ---
Other bond securities:
   RMBS                                      15         3          --            (9)         --         --       9        2
   CMBS                                      20        10          --            97          --         --     127       11
   CDO/ABS                                  266        55          --           (31)         --         --     290        1
                                         ------      ----        ----         -----      ------    -------  ------      ---
Total other bond securities                 301        68          --            57          --         --     426       14
                                         ------      ----        ----         -----      ------    -------  ------      ---
Equity securities, available for
  sale:
   Common stocks                             13         5          (5)           (7)         --         --       6       --
   Preferred stocks                          30         8          (8)          (14)          2         (2)     16       --
                                         ------      ----        ----         -----      ------    -------  ------      ---
Total equity securities, available
  for sale                                   43        13         (13)          (21)          2         (2)     22       --
                                         ------      ----        ----         -----      ------    -------  ------      ---
Other invested assets                       651        --          23          (146)        308       (212)    624       --
                                         ------      ----        ----         -----      ------    -------  ------      ---
       Total                             $4,724      $198        $474         $ 827      $1,007    $(1,252) $5,978      $14
                                         ------      ----        ----         -----      ------    -------  ------      ---
LIABILITIES:
Policyholder contract deposits           $  (74)     $(84)       $ --         $  --      $   --    $    --  $ (158)     $84
Notes payable to affiliates, net             --        --          --           (48)         --         --     (48)      --
                                         ------      ----        ----         -----      ------    -------  ------      ---
       Total                             $  (74)     $(84)       $ --         $ (48)     $   --    $    --  $ (206)     $84
                                         ------      ----        ----         -----      ------    -------  ------      ---

Net realized and unrealized gains and losses related to Level 3 items shown above are reported in the consolidated statements of income as follows:

                                                                   Net
                                                                 Realized
                                                  Net            Capital
                                               Investment Other   Gains
                                                 Income   Income (Losses) Total
At December 31, 2013                           ---------- ------ -------- -----
                                                        ( in millions)
Fixed maturity securities, available for sale     $176     $ --    $  8   $184
Other bond securities                               33       --      --     33
Other invested assets                               37       --       5     42
Policyholder contract deposits                      --       --     106    106
Notes payable to affiliates, net                    --      (10)     --    (10)

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                Net
                                                              Realized
                                                      Net     Capital
                                                   Investment  Gains
                                                     Income   (Losses) Total
    At December 31, 2012                           ---------- -------- -----
                                                         (in millions)
    Fixed maturity securities, available for sale     $148      $(31)  $117
    Other bond securities                               68        --     68
    Equity securities, available for sale               --        13     13
    Other invested assets                                9        (9)    --
    Policyholder contract deposits                      --       (84)   (84)

The following table presents the gross components of purchases, sales, issuances and settlements, net, shown above:

                                                                                               Purchases,
                                                                                                 Sales,
                                                                                               Issuances
                                                                                                  and
                                                                                              Settlements,
December 31, 2013                                    Purchases  Sales   Issuances Settlements     Net
-----------------                                    --------- -------  --------- ----------- ------------
                                                                         (in millions)
ASSETS:
Fixed maturity securities, available for sale:
   States, territories & political subdivisions       $   46   $    --    $ --      $    --      $  46
   Corporate debt                                        125        --      --         (248)      (123)
   RMBS                                                  719      (737)     --         (334)      (352)
   CMBS                                                  391      (260)     --         (147)       (16)
   CDO/ABS                                               729       (46)     --         (198)       485
                                                      ------   -------    ----      -------      -----
Total fixed maturity securities, available for sale    2,010    (1,043)     --         (927)        40
                                                      ------   -------    ----      -------      -----
Other bond securities:
   RMBS                                                   33        --      --           (4)        29
   CMBS                                                    5        (3)     --           (1)         1
   CDO/ABS                                               353        --      --          (75)       278
                                                      ------   -------    ----      -------      -----
Total other bond securities                              391        (3)     --          (80)       308
                                                      ------   -------    ----      -------      -----
Equity securities, available for sale:
   Common stocks                                          --        --      --           (6)        (6)
   Preferred stocks                                       --        --      --          (18)       (18)
                                                      ------   -------    ----      -------      -----
Total equity securities, available for sale               --        --      --          (24)       (24)
                                                      ------   -------    ----      -------      -----
Other invested assets                                    150        --      --          (56)        94
                                                      ------   -------    ----      -------      -----
       Total                                          $2,551   $(1,046)   $ --      $(1,087)     $ 418
                                                      ------   -------    ----      -------      -----
LIABILITIES:
Notes payable to affiliates, net                      $   --   $    --    $(66)     $    --      $ (66)
                                                      ------   -------    ----      -------      -----
       Total                                          $   --   $    --    $(66)     $    --      $ (66)
                                                      ------   -------    ----      -------      -----

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                             Purchases,
                                                                                               Sales,
                                                                                             Issuances
                                                                                                and
                                                                                            Settlements,
December 31, 2012                                    Purchases Sales  Issuances Settlements     Net
-----------------                                    --------- -----  --------- ----------- ------------
                                                                        (in millions)
ASSETS:
Fixed maturity securities, available for sale:
   Corporate debt                                     $   41   $  (8)   $ --      $   (44)     $ (11)
   RMBS                                                  394    (180)     --         (313)       (99)
   CMBS                                                  409     (69)     --          (20)       320
   CDO/ABS                                               924      --      --         (197)       727
                                                      ------   -----    ----      -------      -----
Total fixed maturity securities, available for sale    1,768    (257)     --         (574)       937
                                                      ------   -----    ----      -------      -----
Other bond securities:
   RMBS                                                   --      (7)     --           (2)        (9)
   CMBS                                                   97      --      --           --         97
   CDO/ABS                                               148      --      --         (179)       (31)
                                                      ------   -----    ----      -------      -----
Total other bond securities                              245      (7)     --         (181)        57
                                                      ------   -----    ----      -------      -----
Equity securities, available for sale:
   Common stocks                                          --      (7)     --           --         (7)
   Preferred stocks                                       --     (12)     --           (2)       (14)
                                                      ------   -----    ----      -------      -----
Total equity securities, available for sale               --     (19)     --           (2)       (21)
                                                      ------   -----    ----      -------      -----
Other invested assets                                    102      --      --         (248)      (146)
                                                      ------   -----    ----      -------      -----
       Total                                          $2,115   $(283)   $ --      $(1,005)     $ 827
                                                      ------   -----    ----      -------      -----
LIABILITIES:
Notes payable to affiliates, net                      $   --   $  --    $(48)     $    --      $ (48)
                                                      ------   -----    ----      -------      -----
       Total                                          $   --   $  --    $(48)     $    --      $ (48)
                                                      ------   -----    ----      -------      -----

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2013 and 2012 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable (e.g., changes in unobservable long-dated volatilities) inputs.

Transfers of Level 3 Assets and Liabilities
-------------------------------------------

The Company's policy is to record transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value.

During the years ended December 31, 2013 and 2012, transfers into Level 3 included certain RMBS, CMBS, CDO/ABS, private placement corporate debt and certain private equity funds and hedge funds.

    . Transfers of certain RMBS and certain CDO/ABS into Level 3 were related to decreased observations of market transactions and price information for those securities.

    . The transfers of investments in certain other RMBS and CMBS into Level 3 were due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types.

    . Transfers of private placement corporate debt and certain other ABS into Level 3 were primarily the result of limited market pricing information that required the Company to determine fair value for these securities based on inputs that are adjusted to better reflect the Company's own assumptions regarding the characteristics of a specific security or associated market liquidity.

    . Certain private equity fund and hedge fund investments were transferred into Level 3 due to these investments being carried at fair value and no longer being accounted for using the equity method of accounting, consistent with the changes to the Company's influence over the respective investments.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


    . Other hedge fund investments were transferred into Level 3 as a result of limited market activity due to fund-imposed redemption restrictions.

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable or a long-term interest rate significant to a valuation becoming short-term and thus observable. In addition, transfers out of Level 3 assets also occur when investments are no longer carried at fair value as the result of a change in the applicable accounting methodology, given changes in the nature and extent of the Company's ownership interest.

During the years ended December 31, 2013 and 2012, transfers out of Level 3 assets primarily related to certain RMBS, ABS, investments in private placement corporate debt and private equity funds and hedge funds.

    . Transfers of certain RMBS out of Level 3 assets were based on consideration of the market liquidity as well as related transparency of pricing and associated observable inputs for these investments.

    . Transfers of ABS and private placement corporate debt out of Level 3 assets were primarily the result of the Company using observable pricing information that reflects the fair value of those securities without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market.

    . The removal or easing of fund-imposed redemption restrictions, as well as certain fund investments becoming subject to the equity method of accounting based on our level of influence over the respective investments, resulted in the transfer of certain hedge fund and private equity fund investments out of Level 3.

The Company had no transfers of liabilities into or out of Level 3 during the years ended December 31, 2013 and 2012.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Quantitative Information About Level 3 Fair Value Measurements
--------------------------------------------------------------

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to the Company, such as data from third-party valuation service providers and from internal valuation models. Because input information with respect to certain Level 3 instruments (primarily CDO/ABS) may not be reasonably available to the Company, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

                                Fair Value at
                                December 31,                                                           Range (Weighted
                                    2013      Valuation Technique      Unobservable Input (a)            Average)(a)
                                ------------- --------------------- -----------------------------  ---------------------
                                (in millions)
ASSETS:
RMBS                               $1,479     Discounted cash flow   Constant prepayment rate (c)     0.09% -14.70%(7.40%)
                                                                                Loss severity (c)  38.26% - 76.35%(57.31%)
                                                                        Constant default rate (c)     2.91% -11.42%(7.17%)
                                                                                        Yield (c)     1.11% - 9.15%(5.13%)
CMBS                                1,542     Discounted cash flow                      Yield (b)     0.00% -15.63%(6.09%)
Corporate Debt                        145     Discounted cash flow                      Yield (b)     4.48% - 9.16%(6.82%)
LIABILITIES:
Policyholder contract deposits         52     Discounted cash flow  Equity implied volatility (b)          6.00% - 39.00%
                                                                             Base lapse rates (b)          1.00% - 40.00%
                                                                          Dynamic lapse rates (b)          0.20% - 60.00%
                                                                              Mortality rates (b)          0.50% - 40.00%
                                                                            Utilization rates (b)          0.50% - 25.00%
Notes payable                         125     Discounted cash flow                      Yield (b)                  14.00%

(a)The unobservable inputs and ranges for the constant prepayment rate, loss severity and constant default rate relate to each of the individual underlying mortgage loans that comprise the entire portfolio of securities in the RMBS and CDO securitization vehicles and not necessarily to the securitization vehicle bonds (tranches) purchased by the Company. The ranges of these inputs do not directly correlate to changes in the fair values of the tranches purchased by the Company because there are other factors relevant to the specific tranches owned by the Company including, but not limited to, purchase price, position in the waterfall, senior versus subordinated position and attachment points.
(b)Represents discount rates, estimates and assumptions that the Company believes would be used by market participants when valuing these assets and liabilities.
(c)Information received from independent third-party valuation service providers.

The ranges of reported inputs for Corporate debt, RMBS and CMBS valued using a discounted cash flow technique consist of plus/minus one standard deviation in either direction from the value-weighted average. The preceding table does not give effect to the Company's risk management practices that might offset risks inherent in these investments.

Sensitivity to Changes in Unobservable Inputs
---------------------------------------------

The Company considers unobservable inputs to be those for which market data is not available and that are developed using the best information available to the Company about the assumptions that market participants would use when pricing the asset or liability. Relevant inputs vary depending on the nature of the instrument being measured at fair value. The following is a general description of sensitivities of significant unobservable inputs along with interrelationships between and among the significant unobservable inputs and their impact on the fair value measurements. The effect of a change in a particular assumption in the sensitivity analysis below is considered independently of changes in any other assumptions. In practice, simultaneous changes in assumptions may not always have a linear effect on the inputs discussed below. Interrelationships may also exist between observable and unobservable inputs. Such relationships have not been included in the discussion below. For each of the individual relationships described below, the inverse relationship would also generally apply.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


CORPORATE DEBT

Corporate debt securities included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield. The yield is affected by the market movements in credit spreads and U.S. Treasury yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the securities. For example, a downward migration of credit quality would increase spreads. Holding U.S. Treasury rates constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

RMBS AND CERTAIN CDO/ABS

The significant unobservable inputs used in fair value measurements of RMBS and certain CDO/ABS valued by third-party valuation service providers are constant prepayment rates ("CPR"), constant default rates ("CDR"), loss severity, and yield. A change in the assumptions used for the probability of default will generally be accompanied by a corresponding change in the assumption used for the loss severity and an inverse change in the assumption used for prepayment rates. In general, increases in yield, CPR, CDR, and loss severity, in isolation, would result in a decrease in the fair value measurement. Changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship between the directional change of each input is not usually linear.

CMBS

The significant unobservable input used in fair value measurements for CMBS is the yield. Prepayment assumptions for each mortgage pool are factored into the yield. CMBS generally feature a lower degree of prepayment risk than RMBS because commercial mortgages generally contain a penalty for prepayment. In general, increases in the yield would decrease the fair value of CMBS.

POLICYHOLDER CONTRACT DEPOSITS

Embedded policy derivatives within policyholder contract deposits relate to GMWB within variable annuity products and certain enhancements to interest crediting rates based on market indices within equity-indexed annuities and GICs. GMWB represents the Company's largest exposure of these embedded policy derivatives, although the carrying value of the liability fluctuates based on the performance of the equity markets and therefore, at a point in time, can be low relative to the exposure. The principal unobservable input used for GMWBs and embedded derivatives in equity-indexed annuities measured at fair value is equity implied volatility. For GMWBs, other significant unobservable inputs include base and dynamic lapse rates, mortality rates, and utilization rates. Lapse, mortality, and utilization rates may vary significantly depending upon age groups and duration. In general, increases in volatility and utilization rates will increase the fair value of the liability associated with GMWB, while increases in lapse rates and mortality rates will decrease the fair value of the liability.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Investments in Certain Entities Carried at Fair Value Using Net Asset Value Per
-------------------------------------------------------------------------------
Share
-----

The following table includes information related to the Company's investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis, the Company uses the net asset value per share as a practical expedient to measure fair value.

                                                                                December 31, 2013 December 31, 2012
                                                                                ----------------- -----------------
                                                                                Fair              Fair
                                                                                Value             Value
                                                                                Using             Using
                                                                                 Net               Net
                                                                                Asset  Unfunded   Asset  Unfunded
                                          Investment Category Includes          Value Commitments Value Commitments
                                  --------------------------------------------- ----- ----------- ----- -----------
                                                                                           (in millions)
INVESTMENT CATEGORY
PRIVATE EQUITY FUNDS:
   Leveraged buyout               Debt and/or equity investments made as
                                  part of a transaction in which assets of
                                  mature companies are acquired from the
                                  current shareholders, typically with the use
                                  of financial leverage.                        $219      $39     $226      $48
   Real Estate / Infrastructure   Investments in real estate properties and
                                  infrastructure positions, including power
                                  plants and other energy generating
                                  facilities                                      27        8       --       --
   Non-U.S.                       Investments that focus primarily on Asian
                                  and European based buyouts, expansion
                                  capital, special situations, turnarounds,
                                  venture capital, mezzanine and distressed
                                  opportunities strategies.                       --       --        4       --
   Distressed                     Securities of companies that are already in
                                  default, under bankruptcy protection, or
                                  troubled.                                       38       10       24        9
   Other                          Includes multi-strategy and mezzanine
                                  strategies                                      --       10       41       13
                                                                                ----      ---     ----      ---
Total private equity funds                                                       284       67      295       70
                                                                                ----      ---     ----      ---
HEDGE FUNDS:
   Event-driven                   Securities of companies undergoing
                                  material structural changes, including
                                  mergers, acquisitions and other
                                  reorganizations.                               224       --      164       --
   Long-short                     Securities that the manager believes are
                                  undervalued, with corresponding short
                                  positions to hedge market risk.                307       --      195       --
   Distressed                     Securities of companies that are already in
                                  default, under bankruptcy protection or
                                  troubled.                                      119        4       55       --
   Emerging Markets               Investments in the financial markets of
                                  developing countries                            56       --       --       --
   Other                          Non-U.S. companies, futures and
                                  commodities, relative value, and multi-
                                  strategy and industry-focused strategies.       --       --       75       --
                                                                                ----      ---     ----      ---
Total hedge funds                                                                706        4      489       --
                                                                                ----      ---     ----      ---
Total                                                                           $990      $71     $784      $70
                                                                                ====      ===     ====      ===

Private equity fund investments included above are not redeemable, as distributions from the funds will be received when underlying investments of the funds are liquidated. Private equity funds are generally expected to have 10-year lives at their inception, but these lives may be extended at the fund manager's discretion, typically in one or two-year increments. At December 31, 2013, assuming average original expected lives of 10 years for the funds, 62 percent of the total fair value using net asset value or its equivalent above would have expected remaining lives of less than three years, 37 percent between three and seven years and 1 percent between seven and 10 years.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The hedge fund investments included above are generally redeemable monthly (11 percent), quarterly (64 percent), semi-annually (9 percent) and annually
(16 percent), with redemption notices ranging from 1 day to 180 days. More than 68 percent require redemption notices of less than 90 days. At December 31, 2013, investments representing approximately 84 percent of the value of the hedge fund investments cannot be redeemed, either in whole or in part, because the investments include various restrictions. The majority of these restrictions were put in place prior to 2009 and do not have stated end dates. The fund investments for which redemption is restricted only in part generally relate to certain hedge funds that hold at least one investment that the fund manager deems to be illiquid.

Fair Value Option
-----------------

Under the fair value option, the Company may elect to measure at fair value financial assets and financial liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings.

The Company elects the fair value option for certain hybrid securities given the complexity of bifurcating the economic components associated with the embedded derivatives. Net unrealized gains (losses) on such securities included in net investment income on the consolidated statements of income were $40 million, $22 million and $(1) million for the years ended December 31, 2013, 2012 and 2011, respectively.

Additionally, beginning in the third quarter of 2012, the Company elected the fair value option for investments in certain private equity funds, hedge funds and other alternative investments when such investments are eligible for this election. Net unrealized gains (losses) on other invested assets included in net investment income on the consolidated statements of income were $58 million $6 million for the years ended December 31, 2013 and 2012, respectively.

The Company elected fair value accounting for its economic interest in ML II. The Company recorded gains of $48 million and $8 million in the years ended December 31, 2012 and 2011, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the consolidated statements of income.

Ambrose 2012-1 and Ambrose 2013-4, two VIEs which are consolidated by the Company, each elected the fair value option for a tranche of their structured securities, referred to herein as the Class X notes, which are included in notes payable. See Note 14 for additional information on these VIEs and the Class X notes. The fair value of the Class X notes was determined using a mark-to-model approach, discounting cash flows produced by an internally validated model. Cash flows were discounted based on current market spreads for U.S. collateralized loan obligations (CLOs), adjusted for structural specific attributes. The market spreads for U.S. CLOs include a spread premium to compensate for the complexity and perceived illiquidity of the Class X notes. The spread premium was derived on the respective issuance dates, with reference to the issuance spread on a tranche of structured securities issued by the respective entities that was purchased by an independent, non-affiliated third party.

The following table presents the difference between fair values and the aggregate contractual principal amounts of notes payable for which the fair value option was elected:

                                                 Outstanding
                                           Fair   Principal
         December 31, 2013 (in millions)   Value   Amount    Difference
         -------------------------------   ----- ----------- ----------
         Notes payable to affiliates, net  $125     $365       $(240)

Fair Value Measurements on a Non-Recurring Basis
------------------------------------------------

The Company measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments, and mortgage and other loans. See Note 2 herein for additional information about how the Company tests various asset classes for impairment.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Fair Value Information about Financial Instruments Not Measured at Fair Value
-----------------------------------------------------------------------------

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts and lease contracts) is discussed below.

MORTGAGE AND OTHER LOANS RECEIVABLE

Fair values of mortgage loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans are used as the discount rate, as it is believed that this approximates the rate that market participants would use. Fair values of collateral, commercial and guaranteed loans were estimated principally by using independent pricing services, broker quotes and other independent information.

POLICY LOANS

The fair values of the policy loans are generally estimated based on unpaid principal amount as of each reporting date, or in some cases, based on the present value of the loans using a discounted cash flow model. No consideration is given to credit risk because policy loans are effectively collateralized by the cash surrender value of the policies.

OTHER INVESTED ASSETS

The majority of other invested assets that are not measured at fair value represent investments in hedge funds, private equity funds and other investment partnerships for which the Company uses the equity method of accounting. The fair value of the Company's investment in these funds is measured based on the Company's share of the funds' reported net asset value.

SHORT-TERM INVESTMENTS

The carrying value of these assets approximate fair value because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

POLICYHOLDER CONTRACT DEPOSITS ASSOCIATED WITH INVESTMENT-TYPE CONTRACTS

Fair value for policyholder contract deposits associated with investment-type contracts not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those of the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rate (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the carrying value and estimated fair value of the Company's financial instruments not measured at fair value and indicates the level of the estimated fair value measurement based on the levels of the inputs used:

                                           Estimated Fair Value
                                      -------------------------------
                                                                      Carrying
                                      Level 1 Level 2 Level 3  Total   Value
                                      ------- ------- ------- ------- --------
                                                   (in millions)
 December 31, 2013
 -----------------
 ASSETS
 Mortgage and other loans receivable   $ --    $ 45   $ 4,908 $ 4,953 $ 4,722
 Policy loans                            --      --       815     815     815
 Other invested assets                   --       8        --       8       8
 Short-term investments                  --     306        --     306     306
 Cash                                   149      --        --     149     149

 LIABILITIES
 Policyholder contract deposits (a)      --      --    41,945  41,945  37,669
 Notes payable-to third parties, net     --      --       171     171     171

 December 31, 2012
 -----------------
 ASSETS
 Mortgage and other loans receivable   $ --    $142   $ 4,632 $ 4,774 $ 4,331
 Policy loans                            --      --       853     853     853
 Other invested assets                   --       7        --       7       7
 Short-term investments                  --     392        --     392     392
 Cash                                    --      --        --      --      34

 LIABILITIES
 Policyholder contract deposits (a)      --      --    46,052  46,052  36,712
 Notes payable-to third parties, net                       36      36      36

(a)Excludes embedded policy derivatives which are measured at fair value on a recurring basis.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


4. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES, AVAILABLE FOR SALE

The following table presents the amortized cost or cost, gross unrealized gains and losses, and fair value of fixed maturity and equity securities available for sale by major category:

                                                                                                              Other-Than-
                                                                      Amortized   Gross      Gross             Temporary
                                                                       Cost or  Unrealized Unrealized  Fair   Impairments
                                                                        Cost      Gains      Losses    Value  in AOCI (a)
                                                                      --------- ---------- ---------- ------- -----------
                                                                                         (in millions)
December 31, 2013
-----------------
Fixed maturity securities, available for sale:
   U.S. government securities and government sponsored entities        $   249    $   41     $  (2)   $   288    $ --
   Foreign government                                                      850        22       (42)       830      --
   Obligations of states, municipalities and political subdivisions        760         8       (32)       736      --
   Corporate debt                                                       21,650     1,234      (324)    22,560      14
   RMBS                                                                  4,856       333       (42)     5,147     171
   CMBS                                                                  3,280       198      (133)     3,345     144
   CDO/ABS                                                               2,727       121       (18)     2,830      15
                                                                       -------    ------     -----    -------    ----
Total fixed maturity securities, available for sale                     34,372     1,957      (593)    35,736     344
Equity securities, available for sale:
   Common stocks                                                             1        --        --          1      --
   Preferred stocks                                                          4        --        (1)         3      --
                                                                       -------    ------     -----    -------    ----
Total equity securities, available for sale                                  5        --        (1)         4      --
                                                                       -------    ------     -----    -------    ----
Total                                                                  $34,377    $1,957     $(594)   $35,740    $344
                                                                       =======    ======     =====    =======    ====

                                                                                                              Other-Than-
                                                                      Amortized   Gross      Gross             Temporary
                                                                       Cost or  Unrealized Unrealized  Fair   Impairments
                                                                        Cost      Gains      Losses    Value  in AOCI (a)
                                                                      --------- ---------- ---------- ------- -----------
                                                                                         (in millions)
December 31, 2012
-----------------
Fixed maturity securities, available for sale:
   U.S. government securities and government sponsored entities        $   337    $   84     $  --    $   421    $ --
   Foreign government                                                      812        82        (1)       893      --
   Obligations of states, municipalities and political subdivisions        290        27                  317      --
   Corporate debt                                                       21,494     2,419       (51)    23,862      24
   RMBS                                                                  5,747       530       (25)     6,252     204
   CMBS                                                                  2,745       283       (43)     2,985     141
   CDO/ABS                                                               2,184       139       (17)     2,306      --
                                                                       -------    ------     -----    -------    ----
Total fixed maturity securities, available for sale                     33,609     3,564      (137)    37,036     369
Equity securities, available for sale:
   Common stocks                                                             4         2        --          6      --
   Preferred stocks                                                         10         6        --         16      --
                                                                       -------    ------     -----    -------    ----
Total equity securities, available for sale                                 14         8        --         22      --
                                                                       -------    ------     -----    -------    ----
Total                                                                  $33,623    $3,572     $(137)   $37,058    $369
                                                                       =======    ======     =====    =======    ====

(a)Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income. This amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table summarizes the Company's fair values and gross unrealized losses on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

                                                     Less than 12 Months 12 Months or More       Total
                                                     -----------------   ---------------   -----------------
                                                                Gross             Gross              Gross
                                                      Fair    Unrealized Fair   Unrealized  Fair   Unrealized
December 31, 2013                                     Value     Losses   Value    Losses    Value    Losses
-----------------                                    -------  ---------- -----  ---------- ------- ----------
                                                                         (in millions)
Fixed maturity securities, available for sale:
   U.S. government obligations                       $    53    $  (2)   $ --      $ --    $    53   $  (2)
   Foreign government                                    435      (33)     59        (9)       494     (42)
   States, territories & political subdivisions          623      (32)      2        --        625     (32)
   Corporate debt                                      5,776     (273)    434       (51)     6,210    (324)
   RMBS                                                1,087      (33)    159        (9)     1,246     (42)
   CMBS                                                1,435     (104)    261       (29)     1,696    (133)
   CDO/ABS                                               693      (17)     45        (1)       738     (18)
                                                     -------    -----    ----      ----    -------   -----
Total fixed maturity securities, available for sale   10,102     (494)    960       (99)    11,062    (593)
Equity securities, available for sale:
   Preferred stocks                                        3       (1)     --        --          3      (1)
                                                     -------    -----    ----      ----    -------   -----
Total equity securities, available for sale                3       (1)     --        --          3      (1)
Total                                                $10,105    $(495)   $960      $(99)   $11,065   $(594)
                                                     =======    =====    ====      ====    =======   =====

                                                     Less than 12 Months 12 Months or More       Total
                                                     ------------------  ----------------  ----------------
                                                               Gross              Gross             Gross
                                                     Fair    Unrealized  Fair   Unrealized Fair   Unrealized
December 31, 2012                                    Value     Losses    Value    Losses   Value    Losses
-----------------                                    ------  ----------  ------ ---------- ------ ----------
                                                                         (in millions)
Fixed maturity securities, available for sale:
   Foreign government                                $   88     $ (1)    $    4   $  --    $   92   $  (1)
   Corporate debt                                     1,077      (22)       349     (29)    1,426     (51)
   RMBS                                                  51       (1)       289     (24)      340     (25)
   CMBS                                                 213       (2)       286     (41)      499     (43)
   CDO/ABS                                              561      (11)        75      (6)      636     (17)
                                                     ------     ----     ------   -----    ------   -----
Total fixed maturity securities, available for sale   1,990      (37)     1,003    (100)    2,993    (137)
Equity securities, available for sale:
   Common stocks                                         --       --         --      --        --      --
                                                     ------     ----     ------   -----    ------   -----
Total equity securities, available for sale              --       --         --      --        --      --
Total                                                $1,990     $(37)    $1,003   $(100)   $2,993   $(137)
                                                     ======     ====     ======   =====    ======   =====

As of December 31, 2013, the Company held 1,845 individual fixed maturity and equity securities that were in an unrealized loss position, of which 197 individual securities were in a continuous unrealized loss position for twelve months or more.

The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2013, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2013:

                                                             Total Fixed Maturity
                                                              Available for Sale
                                                                  Securities
                                                             --------------------
                                                             Amortized Estimated
                                                               Cost    Fair Value
                                                             --------- ----------
                                                                (in millions)
Due in one year or less                                       $   736   $   787
Due after one year through five years                           4,276     4,668
Due after five years through ten years                         13,777    14,223
Due after ten years                                             4,720     4,736
Mortgage-backed, asset-backed and collateralized securities    10,863    11,322
                                                              -------   -------
Total fixed maturity securities available for sale            $34,372   $35,736
                                                              =======   =======

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

The Company's investments did not include any investments in a single entity that exceeded 10 percent of the Company's consolidated shareholder's equity at December 31, 2013 or 2012.

OTHER BOND SECURITIES
---------------------

See Note 3 for discussion of hybrid securities for which the Company has elected the fair value option.

ML II

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance company subsidiaries of AIG sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1.0 billion plus a participation in the residual cash flows, each of which was subordinated to the repayment of a loan from the Federal Reserve Bank of New York ("New York Fed") to ML II.

Neither AIG nor the Company had any control rights over ML II. The Company determined that ML II was a VIE and the Company was not the primary beneficiary. The transfer of RMBS to ML II was accounted for as a sale. The Company elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. The interest was reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income.

As the controlling member of ML II, the New York Fed directed ML II to sell its RMBS assets through a series of auctions held since 2011. Proceeds from the sale of the RMBS assets were used to repay in full the New York Fed's loan to ML II and the Company's deferred purchase price, including any accrued interest due, in accordance with the terms of the definitive agreements governing the sale of the RMBS assets, with any residual interests shared between the New York Fed and the domestic securities lending program participants.

Through a series of transactions that occurred during the three month period ending March 31, 2012, the New York Fed initiated the sales of the remaining securities held by ML II. These sales resulted in the Company receiving principal payments of $42.6 million on March 1, 2012 and additional cash receipts of $263.0 million on March 15, 2012 from ML II that consisted of $152.5 million, $22.1 million, and $88.4 million in principal, contractual interest and residual cash flows, respectively, effectively monetizing the Company's ML II interests.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The total amount received of $305.6 million by the Company from ML II in 2012 was remitted as a return of capital to its Parent and ultimately remitted to AIG.

INVESTED ASSETS ON DEPOSIT AND PLEDGED AS COLLATERAL
----------------------------------------------------

The invested assets on deposit, and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash and, short-term investments, fixed maturity and other securities.

                                                           December 31, December 31,
                                                               2013         2012
                                                           ------------ ------------
                                                                 (in millions)
Invested assets on deposit:
   Regulatory agencies                                         $ 3          $ 3
Invested assets pledged as collateral:
   Advance agreements - Federal Home Loan Bank of Dallas        17           19

SECURITIES LENDING

During 2012, the Company began utilizing a securities lending program to supplement liquidity or for other uses as deemed appropriate by management. Under these financing transactions, the Company transfers securities to financial institutions and receives cash collateral. Collateral levels are monitored daily and are generally maintained at 102 percent of the fair value of the loaned securities during the life of the transactions. Cash collateral received by the Company is invested in short-term investments. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements by the Company. Elements of the securities lending program are presented below as of December 31:

                                                             2013   2012
                                                             ----   ----
                                                             (in millions)
         Securities on loan: (a)
            Amortized cost                                   $677   $700
            Estimated fair value                              708    802
         Cash collateral on deposit from counterparties (b)   732    824
         Reinvestment portfolio - estimated fair value        732    824

(a)Included within Fixed maturity securities, available for sale on the consolidated balance sheets.
(b)Included within Short-term investments on the consolidated balance sheets. Liability to counterparties is reported in securities lending payable.

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2013, the Company had direct U.S. commercial mortgage loan exposure of $4.69 billion. At that date, substantially all of the loans were current.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The commercial loan exposure by state and class of loan, at December 31, 2013, were as follows:

State         # of Loans Amount * Apartments Offices Retails Industrials Hotels Others % of Total
-----         ---------- -------- ---------- ------- ------- ----------- ------ ------ ----------
                                                ($ in millions)
New York          36      $1,013     $231    $  600  $  100     $ --      $ 54   $ 28     21.6%
California        44         866       14       241     109      106       147    249     18.5%
Florida           28         367       41        63      84       66        59     54      7.8%
New Jersey        18         325      106        86     110        4        --     19      6.9%
Texas             18         264        5        41      82       54        73      9      5.6%
Other states     148       1,845      323       464     627      134       130    166     39.6%
                 ---      ------     ----    ------  ------     ----      ----   ----    -----
   Total         292      $4,680     $720    $1,495  $1,112     $364      $463   $525    100.0%
                 ===      ======     ====    ======  ======     ====      ====   ====    =====

* Excludes portfolio valuation allowance

The following table presents the credit quality indicators by class of loan for commercial mortgage loans:

                                                                            Class
                                                     ----------------------------------------------------
                                          # of Loans Apartments Offices Retails Industrials Hotels Others Total  % of Total
                                          ---------- ---------- ------- ------- ----------- ------ ------ ------ ----------
                                                                           ($ in millions)
December 31, 2013
Credit Quality Indicator:
   In good standing                          286        $705    $1,421  $1,101     $365      $464   $526  $4,582    97.9%
   Restructured (a)                            5          14        74       7       --        --     --      95     2.0%
   90 days or less delinquent                  1          --        --       5       --        --     --       5     0.1%
   >90 days delinquent or in process of
     foreclosure                              --          --        --      --       --        --     --      --     0.0%
                                             ---        ----    ------  ------     ----      ----   ----  ------   -----
Total (b)                                    292        $719    $1,495  $1,113     $365      $464   $526  $4,682   100.0%
                                             ===        ====    ======  ======     ====      ====   ====  ======   =====
Valuation allowance                                     $  8    $   24  $    2     $  6      $ --   $  6  $   47     1.0%
                                                        ----    ------  ------     ----      ----   ----  ------   -----

(a)Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.
(b)Does not reflect valuation allowances.

A significant majority of commercial mortgage loans in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for the Company to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

The Company's mortgage and other loan valuation allowance activity was as follows:

                                                          2013 2012  2011
                                                          ---- ----  ----
                                                           (in millions)
      Allowance, beginning of year                        $51  $ 95  $137
         Additions (reductions) to allowance for losses     1   (42)  (12)
         Charge-offs, net of recoveries                    (5)   (2)  (30)
                                                          ---  ----  ----
      Allowance, end of year                              $47  $ 51  $ 95
                                                          ===  ====  ====

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company's impaired mortgage loans are as follows:

                                                      2013  2012 2011
                                                      ----  ---- ----
                                                       (in millions)
         Impaired loans with valuation allowances     $ 46  $10  $ 75
         Impaired loans without valuation allowances    21   21    54
                                                      ----  ---  ----
         Total impaired loans                           67   31   129
         Valuation allowances on impaired loans        (20)  (6)  (24)
                                                      ----  ---  ----
         Impaired loans, net                          $ 47  $25  $105
                                                      ====  ===  ====

The Company recognized $5.4 million, $2.3 million and $7.1 million in interest income on the above impaired mortgage loans for the years ended December 31, 2013, 2012 and 2011, respectively.

Troubled Debt Restructurings ("TDR")
----------------------------

The Company modifies loans to optimize their returns and improve their collectability, among other things. When such a modification is undertaken with a borrower that is experiencing financial difficulty and the modification involves the Company granting a concession to the troubled debtor, the modification is deemed to be a TDR. The Company assesses whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal forgiveness, payment deferrals and easing of loan covenants.

The Company held $18.4 million and $7.1 million of commercial mortgage loans that had been modified in a TDR at December 31, 2013 and 2012, respectively. The Company had no other loans that had been modified in a TDR. At December 31, 2013, these commercial mortgage loans had related total allowances for credit losses of $1.2 million. At December 31, 2012, these commercial mortgage loans had no related allowance for credit losses. The commercial mortgage loans modified in a TDR are included among the restructured loans in the credit quality indicators table above if they are performing according to the restructured terms.

As the result of a loan's TDR, the Company assesses the adequacy of any additional allowance for credit losses with respect to such loans, and in all cases no additional allowance for credit losses, aside from the one that had already been provided for each loan prior to their restructuring, was deemed necessary. In certain cases, based on an assessment of amounts deemed uncollectible, a portion of a loan restructured in a TDR may be charged off against the allowance for credit losses.

OTHER INVESTED ASSETS

The following table summarizes the carrying values of other invested assets:

                                                 2013   2012
                                                ------ ------
                   Alternative investments (a)  $2,334 $2,248
                   Investment real estate (b)       37    101
                   FHLB common stock                 8      7
                   Castle Trust                    144    142
                                                ------ ------
                   Total                        $2,523 $2,498
                                                ====== ======

(a)Includes hedge funds, private equity funds, affordable housing partnerships and other investment partnerships.
(b)Net of accumulated depreciation of $0.4 million and $3.0 million in 2013 and 2012, respectively.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                                  2013    2012    2011
                                                 ------  ------  ------
                                                      (in millions)
       Investment income:
          Fixed maturities securities            $1,906  $1,929  $1,754
          Equity securities                           1       1      --
          Mortgage and other loans receivables      280     258     247
          Policy loans                               42      44      49
          Investment real estate                      6      13       7
          Other invested assets                     353     160      89
          Other investment income                     9       2       3
                                                 ------  ------  ------
       Gross investment income                    2,597   2,407   2,149
       Investment expenses                          (69)    (59)    (47)
                                                 ------  ------  ------
       Net investment income                     $2,528  $2,348  $2,102
                                                 ======  ======  ======

The carrying value of investments that produced no investment income during 2013 was $10.5 million, which is 0.2 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

NET REALIZED CAPITAL GAINS (LOSSES)

Net realized capital gains (losses) by type of investment were as follows for the years ended December 31:

                                                                            2013   2012   2011
                                                                            ----  -----  -----
                                                                               (in millions)
Sales of fixed maturity securities, available for sale                      $394  $ 185  $ 183
Sales of equity securities, available for sale                                 8     11      6
Mortgage and other loans                                                       1     42     13
Investment real estate                                                        25     15     --
Other invested assets                                                         (1)    --     13
Derivatives                                                                  (72)  (152)    45
Other                                                                         --     (7)    18
Securities lending collateral, including other-than- temporary impairments    --    (33)    --
Other-than-temporary impairments                                             (15)   (50)  (158)
                                                                            ----  -----  -----
Net realized capital gains before taxes                                     $340  $  11  $ 120
                                                                            ====  =====  =====

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the gross realized gains and losses from sales or redemptions of the Company's available for sale securities for the years ended December 31:

                                 2013              2012              2011
                           ----------------- ----------------- -----------------
                            Gross    Gross    Gross    Gross    Gross    Gross
                           Realized Realized Realized Realized Realized Realized
                            Gains    Losses   Gains    Losses   Gains    Losses
                           -------- -------- -------- -------- -------- --------
                                               (in millions)
Fixed maturity securities    $420     $26      $216     $31      $200     $17
Equity securities               8      --        15       4         6      --
                             ----     ---      ----     ---      ----     ---
Total                        $428     $26      $231     $35      $206     $17
                             ====     ===      ====     ===      ====     ===

For the years ended December 31, 2013, 2012 and 2011, the aggregate fair value of available for sale securities sold was $6.9 billion, $6.9 billion and $2.0 billion, which resulted in net realized capital gains of $402 million, $189.2 million and $206.9 million, respectively.

CREDIT IMPAIRMENTS

The following table presents a rollforward of the cumulative credit loss component of other-than-temporary impairments recognized in earnings for available for sale fixed maturity securities held by the Company, and includes structured, corporate, municipal and sovereign fixed maturity securities for the years ended December 31:

                                                                                    2013    2012    2011
                                                                                   ------  ------  ------
                                                                                        (in millions)
Balance, beginning of year                                                         $1,213  $1,563  $1,545
Increases due to:
   Credit impairments on new securities subject to impairment losses                   11      15      60
   Additional credit impairments on previously impaired securities                      2      57      87
Reductions due to:
   Credit impaired securities fully disposed for which there was no prior intent
     or requirement to sell                                                          (182)   (281)    (46)
   Credit impaired securities for which there is a current intent or anticipated
     requirement to sell                                                               --      --      --
   Accretion on securities previously impaired due to credit                         (137)   (141)    (83)
                                                                                   ------  ------  ------
Balance, end of year                                                               $  907  $1,213  $1,563
                                                                                   ======  ======  ======

PURCHASED CREDIT IMPAIRED SECURITIES

The following tables present information on the Company's PCI securities, which are included in bonds available for sale:

                                                               At Date of
                                                               Acquisition
                                                              -------------
                                                              (in millions)
    Contractually required payments (principal and interest)     $2,435
    Cash flows expected to be collected (a)                       1,991
    Recorded investment in acquired securities                    1,342

(a)Represents undiscounted expected cash flows, including both principal and interest.

                                           December 31, December 31,
                                               2013         2012
                                           ------------ ------------
                                                 (in millions)
            Outstanding principal balance     $1,399       $1,616
            Amortized cost                     1,037        1,056
            Fair value                         1,102        1,198

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents activity for the accretable yield on PCI securities for the years ended December 31:

                                                                                     2013   2012
                                                                                    -----  -----
                                                                                    (in millions)
Balance, beginning of year                                                          $ 622  $ 624
   Newly purchased PCI securities                                                     274    219
   Accretion                                                                          (94)   (96)
   Decreases due to disposal                                                         (353)  (120)
   Effect of changes in interest rate indices                                          45    (26)
   Net reclassification from (to) non-accretable difference, including effects of
     prepayments                                                                      135     21
                                                                                    -----  -----
Balance, end of year                                                                $ 629  $ 622
                                                                                    =====  =====

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

The following table presents the notional amounts and fair values of derivative financial instruments, by their underlying risk exposure:

                                                     Derivative Assets   Derivative Liabilities
                                                    -------------------  ---------------------
                                                     Notional    Fair     Notional     Fair
December 31, 2013                                   Amount (a) Value (b) Amount (a)  Value (b)
-----------------                                   ---------- --------- ----------  ---------
                                                                  (in millions)
Derivatives not designated as hedging instruments:
   Interest rate contracts                             $ 40       $ 5      $1,880       $29
   Foreign exchange contracts                            --        --         107        --
   Equity contracts                                     948        40         306        --
   Other contracts (c)                                   --        --       4,078        52
                                                       ----       ---      ------       ---
Total derivatives, gross                               $988        45      $6,371        81
                                                       ====                ======
   Counterparty netting (d)                                        (5)                   (5)
   Cash collateral (e)                                             --                    (1)
                                                                  ---                   ---
Total derivatives, net                                             40                    75
Less: Bifurcated embedded policy derivatives                       --                    52
                                                                  ---                   ---
Total derivative instruments on balance sheets                    $40                   $23
                                                                  ===                   ===

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                     Derivative Assets   Derivative Liabilities
                                                    -------------------  ---------------------
                                                     Notional    Fair     Notional     Fair
December 31, 2012                                   Amount (a) Value (b) Amount (a)  Value (b)
-----------------                                   ---------- --------- ----------  ---------
                                                                  (in millions)
Derivatives not designated as hedging instruments:
   Interest rate contracts                            $  429      $ 1      $   --      $ --
   Foreign exchange contracts                             80        9         186        49
   Equity contracts                                      847       36          --        --
   Other contracts (c)                                    --       --       3,812       158
                                                      ------      ---      ------      ----
Total derivatives, gross                              $1,356       46      $3,998       207
                                                      ======               ======
   Counterparty netting (d)                                        (9)                   (9)
                                                                  ---                  ----
Total derivatives, net                                             37                   198
Less: Bifurcated embedded policy derivatives                       --                   158
                                                                  ---                  ----
Total derivative instruments on balance sheets                    $37                  $ 40
                                                                  ===                  ====

(a)Notional or contractual amount of derivative financial instruments represent a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded on the consolidated balance sheets. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received for certain contracts, such as currency swaps.
(b)See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.
(c)Includes primarily bifurcated embedded policy derivatives, which are presented in the consolidated balance sheets with the host contracts in policyholder contract deposits. See Notes 2 and 8 for additional information.
(d)Represents netting of derivative exposures covered by a qualifying master netting agreement.
(e)Represents cash collateral posted and reconciled.

The Company's interest rate contracts include interest rate swaps and short futures options. The interest rate swap agreements convert specific investment securities from a floating to a fixed-rate basis and are used to mitigate the impact of changes in interest rates on certain investment securities. The Company buys and sells exchange traded short futures contracts on U.S. Treasury notes to hedge interest rate exposures on certain bonds purchased for the Company's trading portfolio. The short futures contracts have terms no longer than three months at the time of purchase and all such positions are closed out each quarter end.

Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

The Company purchases equity contracts, such as futures, call and put options, to economically hedge certain guarantees of variable annuity products. The Company's exchange traded index and long bond futures contracts have no recorded value as they are net cash settled daily. Call options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation to purchase a financial instrument at a specified price within a specified period of time. Put options are contracts that provide the purchaser, for a premium payment, the right, but not the obligation to sell a financial instrument at a specified price within a specified period of time.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, change in value of its embedded policy derivatives and gains and losses on sales of derivatives in net realized investment gains (losses) in the consolidated statements of income:

                                                         2013   2012  2011
                                                        -----  -----  ----
                                                           (in millions)
    Derivatives not designated as hedging instruments:
       Interest rate contracts                          $(117) $ (11) $ (1)
       Foreign exchange contracts                         (19)   (14)   --
       Equity contracts                                   (56)   (23)  100
       Other contracts                                    120   (104)  (54)
                                                        -----  -----  ----
    Total                                               $ (72) $(152) $ 45
                                                        =====  =====  ====

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. At December 31, 2013 and 2012, the Company had $13.4 million and $16.8 million of net derivative liabilities, respectively, outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

6. VARIABLE INTEREST ENTITIES

A VIE is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights and do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

The Company enters into various arrangements with VIEs in the normal course of business. The Company's involvement with VIEs is primarily as a passive investor in debt securities (rated and unrated) and equity interests issued by VIEs. The Company's exposure is generally limited to those interests held.

For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party, or group of related parties, that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

For all other VIEs, the primary beneficiary is the entity that has both (i) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (ii) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of the Company's decision-making ability and its ability to influence activities that significantly affect the economic performance of the VIE.

EXPOSURE TO LOSS

The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE and (ii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by the Company generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to the Company.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the Company's total assets, total liabilities and off-balance sheet exposure associated with its variable interests in consolidated VIEs:

                                                            At December 31,
                                                   --------------------------------------------------------
                                                    VIE Assets*  VIE Liabilities Off-Balance Sheet Exposure
                                                   ------------- --------------- --------------------------
                                                    2013   2012  2013    2012    2013          2012
                                                   ------ ------ ----    ----    ----          ----
                                                             (in millions)
Ambrose 2012-1                                     $2,331 $2,421 $ 86    $74     $--           $--
Ambrose 2013-4                                      1,814     --   90     --      --            --
Selkirk No 2 Ltd                                      493     --  113     --      --            --
                                                   ------ ------  ----   ---     ---           ---
Total                                              $4,638 $2,421 $289    $74     $--           $--
                                                   ====== ======  ====   ===     ===           ===

* The assets of each VIE can be used only to settle specific obligations of that VIE.

SECURITIZATION VEHICLES

AMBROSE
-------

During 2013 and 2012, the Company entered into two related securitization transactions. The securitization transactions involved the Company's transfer of a portfolio of its high grade corporate securities, along with a portfolio of structured securities acquired from AIG, to newly formed special purpose entities, Ambrose 2012-1 ("Ambrose 1") and Ambrose 2013-4 ("Ambrose 4") (collectively referred to as the "Ambrose entities"). In each transaction, the Ambrose entities issued beneficial interests to the Company in consideration for the transferred securities. The majority of the beneficial interests issued by the Ambrose entities are owned by the Company and it maintains the power to direct the activities of the VIEs that most significantly impact their economic performance, and bears the obligation to absorb losses or receive benefits from the VIEs that could potentially be significant to the VIEs. Accordingly, the Company consolidates Ambrose 1 and Ambrose 4. See Note 14 herein for additional information on these securitization transactions.

SELKIRK
-------

During 2013, the Company entered into a securitization transaction in which a portfolio of its commercial mortgage loans were transferred to a special purpose entity, with the Company retaining a significant beneficial interest in the securitized loans. As consideration for the transferred loans, the Company received beneficial interests in two special purpose entities and cash proceeds from the securitized notes issued to third party investors by another special purpose entity. The Company determined that it either controlled or was the primary beneficiary of all of the special purpose entities in the securitization structure, and therefore consolidates all of these entities, including Selkirk No. 2 Ltd, which is a VIE. See Note 14 for additional information on this securitization transaction.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents total assets of unconsolidated VIEs in which the Company holds a variable interest, as well as the Company's maximum exposure to loss associated with these VIEs:

                                                  Maximum Exposure to Loss
                                                ----------------------------
                                      Total VIE On-Balance Off-Balance
                                       Assets     Sheet       Sheet    Total
                                      --------- ---------- ----------- -----
                                                  (in millions)
    December 31, 2013
    -----------------
    Real estate and investment funds   $2,197      $305        $19     $324
    Castle 1 Trust                        515       100         --      100
    Castle 2 Trust                        440        71         --       71
                                       ------      ----        ---     ----
    Total                              $3,152      $476        $19     $495
                                       ======      ====        ===     ====
    December 31, 2012
    -----------------
    Real estate and investment funds   $1,540      $213        $20     $233
    Castle 1 Trust                        632       113         --      113
    Castle 2 Trust                        634        82         --       82
                                       ------      ----        ---     ----
    Total                              $2,806      $408        $20     $428
                                       ======      ====        ===     ====

BALANCE SHEET CLASSIFICATION

The Company's interest in the assets and liabilities of consolidated and unconsolidated VIEs were classified on the Company's consolidated balance sheets as follows:

                                                 At December 31,   At December 31,
                                                 ---------------   ---------------
                                                 Consolidated VIEs Unconsolidated VIEs
                                                 ----------------- -------------------
                                                  2013      2012   2013        2012
                                                 ------    ------  ----        ----
                                                 (in millions)     (in millions)
        Assets:
           Bonds available for sale              $4,145    $2,421  $ 26        $ 53
           Mortgage and other loans receivable      493        --    --          --
           Other invested assets                     --        --   450         355
                                                 ------    ------   ----        ----
        Total assets                             $4,638    $2,421  $476        $408
                                                 ======    ======   ====        ====
        Liabilities:
           Notes payable-to affiliates, net         125        48
           Notes payable-to third parties           164        26    --          --
                                                 ------    ------   ----        ----
        Total liabilities                        $  289    $   74  $ --        $ --
                                                 ======    ======   ====        ====

REAL ESTATE AND INVESTMENT FUNDS

The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds, real estate funds and some funds managed by AIG Asset Management (US), LLC "AIG Investments", an affiliate. The Company typically is not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs. The Company's exposure to funds that are unconsolidated VIEs was not material to the Company's financial condition as of December 31, 2013 or 2012.

MAIDEN LANE II

On December 12, 2008, the Company and certain other domestic insurance subsidiaries of AIG sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the New York Fed. Prior to the March 2012 liquidation of ML II by the New York Fed, the Company had a significant variable economic interest in ML II, which was a VIE. See Note 4 herein for further discussion.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


AIRCRAFT TRUSTS

AIG has created two VIEs, Castle 1 Trust and Castle 2 Trust, for the purpose of acquiring, owning, leasing, maintaining, operating and selling aircraft. Under a servicing agreement, International Lease Finance Corporation, an affiliate, acts as servicer for the aircraft owned by these entities. The Company and other AIG subsidiaries hold beneficial interests in these entities. These beneficial interests include passive investments in non-voting preferred equity and in debt issued by these entities. The debt of these entities is not an obligation of, or guaranteed by, the Company or by AIG or any of AIG's subsidiaries. The Company has determined that it is not the primary beneficiary of these entities.

During 2013, 2012 and 2011, the Company recognized reductions in net investment income resulting from impairment losses of $1.3 million, $2.1 million and $19.6 million, respectively, pertaining to its ownership interest in Castle 1 Trust. During 2013, 2012 and 2011, the Company recognized reductions in net investment income resulting from impairment losses of $1.7 million, $1.5 million and $16.8 million, respectively, pertaining to its ownership interest in Castle 2
Trust. The impairments recognized by the investees were primarily related to salvage/residual values and future estimated lease payments on aircraft owned by the Trusts.

See Note 14 herein for additional information on these entities.

RMBS, CMBS, OTHER ABS AND CDOS

The Company is a passive investor in RMBS, CMBS, other ABS and CDOs primarily issued by domestic special-purpose entities. The Company generally does not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and was not involved in the design of these entities.

The Company's maximum exposure in these types of structures is limited to its investment in securities issued by these entities. Based on the nature of the Company's investments and its passive involvement in these types of structures, AIG has determined that it is not the primary beneficiary of these entities. The Company has not included these entities in the tables above; however, fair values of the Company's investments in these structures are reported in Note 3 and Note 4 herein.

7. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in DAC:

                                                                             2013   2012  2011
                                                                             ----  -----  ----
                                                                               (in millions)
Balance at January 1                                                         $767  $ 900  $971
   Deferrals                                                                   71     93   125
   Accretion of interest/amortization                                         (66)   (84)  (47)
   Effect of unrealized (gains) losses on securities                          196   (137)  (62)
   Effect of net realized gains on securities                                 (37)   (21)  (18)
   Effect of unlocking assumptions used in estimating future gross profits    (28)    18   (72)
   Increase (decrease) due to foreign exchange                                 (4)    (2)    3
                                                                             ----  -----  ----
Balance at December 31                                                       $899  $ 767  $900
                                                                             ====  =====  ====

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Cost of insurance purchased ("CIP") is included in DAC in the consolidated balance sheets. The following table summarizes the activity in cost of insurance purchased:

                                                                       2013 2012 2011
                                                                       ---- ---- ----
                                                                       (in millions)
Balance at January 1                                                   $ 2  $ 3  $ 3
   Accretion of interest/amortization                                   --   (1)  --
                                                                       ---  ---  ---
Balance at December 31                                                 $ 2  $ 2  $ 3
                                                                       ===  ===  ===

CIP amortization, net of accretion of interest, expected to be recorded in each of the next five years is $0.3 million, $0.2 million, $0.2 million, $0.2 million, and $0.2 million, respectively.

The following table summarizes the activity in deferred sales inducements:

                                                                             2013  2012  2011
                                                                             ----  ----  ----
                                                                               (in millions)
Balance at January 1                                                         $159  $179  $176
   Deferrals                                                                   20    25    33
   Accretion of interest/amortization                                         (20)  (15)   (9)
   Effect of unrealized (gains) losses on securities                           43   (30)  (14)
   Effect of net realized gains on securities                                  (7)   (2)   (3)
   Effect of unlocking assumptions used in estimating future gross profits    (18)    2    (4)
                                                                             ----  ----  ----
Balance at December 31                                                       $177  $159  $179
                                                                             ====  ====  ====

In 2013, the Company recorded additional amortization due to an unlocking of future spread rate assumptions partially offset by a decrease in amortization due to an unlocking of the reversion to the mean asset growth rate assumption. In 2012, the Company recorded lower amortization due to an unlocking of the future termination assumption. In 2011, the Company recorded higher amortization due to an unlocking of the future spread assumption.

8. FUTURE POLICY BENEFITS AND POLICYHOLDER CONTRACT DEPOSITS

In 2013, the Company recognized pretax adjustments to policyholder benefit expense and an increase in future policy benefits of $83.3 million to record actual loss recognition on certain long-term payout annuity contracts primarily as a result of updated investment return assumptions. There was no actual loss recognition recorded in 2012 or 2011.

Guaranteed Benefits
-------------------

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include guaranteed minimum death benefits (GMDB) that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits may include guaranteed minimum income benefits (GMIB) and guaranteed minimum withdrawal benefits (GMWB). A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


GMDB

Depending on the product, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMDB is the Company's most widely offered benefit. The Company also assumes liabilities for contracts that have GMDB, GMIB and GMWB features. Amounts shown herein excluded assumed reinsurance. See Note 9 for additional information on assumed reinsurance.

The following table presents details concerning GMDB exposures, excluding assumed reinsurance, by benefit type:

                                                    2013         2012
                                                ------------ ------------
                                                Net Deposits Net Deposits
                                                   Plus a       Plus a
                                                  Minimum      Minimum
                                                   Return       Return
                                                ------------ ------------
                                                     ($ in millions)
      Account value                               $56,265      $50,019
      Amount at risk (a)                              594          986
      Average attained age of contract holders         60           59
      Range of guaranteed minimum return rates      1 - 3%       1 - 3%

(a)Net amount at risk represents the amounts of benefits in excess of account value if death claims were filed on all contracts at the balance sheet date.

The following summarizes GMDB liabilities related to variable annuity contracts, excluding assumed reinsurance:

                                                  2013   2012
                                                  ----   ----
                                                  (In millions)
                     Balance at January 1         $ 5    $11
                     Reserve increase (decrease)   (1)    (1)
                     Benefits paid                 (3)    (5)
                                                  ---    ---
                     Balance at December 31       $ 1    $ 5
                                                  ===    ===

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2013:

       . Data used was 1,000 stochastically generated investment performance scenarios.

       .  Mean investment performance assumption was 8.5 percent.

       .  Volatility assumption was 16 percent.

       . Mortality was assumed to be 70 percent of the 1994 variable annuity minimum guaranteed death benefit table, adjusted for recent experience.

       . Lapse rates vary by contract type and duration and range from 7 percent to 13 percent with an average of 10 percent.

       . The discount rate used ranged from 3.75 percent to 7.75 percent and is based on the growth rate assumptions for the underlying contracts in effect at the time of policy issuance.

GMWB

Certain of the Company's variable annuity contracts offer optional GMWB benefits. The contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments can continue beyond the guaranteed amount. The account value can also fluctuate with equity market returns on a daily basis resulting in increases or decreases in the excess of the guaranteed amount over account value.

The direct liabilities for GMWB (excluding assumed reinsurance), which are recorded in policyholder contract deposits, are accounted for as embedded policy derivatives measured at fair value, with changes in the fair value of the liabilities recorded in other realized capital gains (losses). The fair value of these embedded policy derivatives, excluding assumed reinsurance, was a net liability of $35.2 million and $157.1 million at December 31, 2013 and 2012, respectively. See Note 3 herein for discussion of the fair value measurement of guaranteed benefits that are accounted for as embedded policy derivatives. The Company had account values subject to GMWB, excluding assumed reinsurance, that totaled $4.09 billion and $3.6 billion at December 31, 2013 and 2012, respectively. The net amount at risk for the direct GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value. The net amount at risk related to these guarantees, excluding assumed reinsurance, was $10.4 million and $131.6 million at December 31, 2013 and 2012, respectively. The Company uses derivative instruments to mitigate a portion of the exposure that arises from GMWB benefits.

9. REINSURANCE

On December 1, 2006, with an effective date of October 1, 2006 ("Agreement 1") and on June 28, 2007, with an effective date of April 1, 2007 ("Agreement 2"), the Company entered into modified coinsurance and coinsurance reinsurance agreements with MetLife Alico Japan, pertaining to certain policies written via its branch in Japan. MetLife Alico Japan was a wholly owned, Delaware domiciled subsidiary of AIG, until its sale to MetLife, Inc. on November 1, 2010. The Company assumes liability for a quota share portion of contracts issued by MetLife Alico Japan that include a Guaranteed Minimum Income Benefit under Agreement 1 and a Guaranteed Minimum Withdrawal Benefit under Agreement 2. The contracts assumed also include a Guaranteed Minimum Death Benefit provision under both Agreements 1 and 2. The GMIB (prior to its utilization date), GMWB and the GMDB have a 100 percent quota share and are assumed under coinsurance agreements. The GMIB (after its utilization date) has a 100 percent quota share and is assumed under the modified coinsurance provisions of Agreement 1. The benefits provided by the reinsured contracts under Agreement 1 are assumed with a 50 percent quota share under a modified coinsurance agreement. The benefits provided by the reinsured contracts under Agreement 2 are assumed with a varied quota share under a modified coinsurance agreement. Both agreements are unlimited in duration but were terminated for new business. Pursuant to the coinsurance portions of both Agreements, the Company records reserve liabilities for the amount of the reserves calculated for the GMIB, GMWB and GMDB provisions of the reinsured contracts. The reserves for the GMIB, GMWB and GMDB were $39.9 million and $43.2 million for the years ended December 31, 2013 and 2012, respectively.

All monetary amounts of the Agreements and settlement transactions are expressed in Japanese Yen. The foreign currency translation adjustment related to all provisions of the Agreements was not significant to the Company's consolidated results of operations or financial condition.

On May 31, 2012, American Life Insurance Company transferred the reinsured business to MetLife Alico Japan.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


10. DEBT

The following table lists the Company's total debt outstanding at December 31, 2013 and 2012. The interest rates presented in the following table are the range of contractual rates in effect at year end, including fixed and variable-rates:

                                                                 Range of                     Balance at   Balance at
                                                                 Interest                    December 31, December 31,
                                                                 Rate(s)    Maturity Date(s)     2013         2012
                                                               -----------  ---------------- ------------ ------------
                                                                                                   (in millions)
Notes Payable, Affiliates:
       Notes payable of consolidated VIEs, at fair value       3.06 - 3.26%        2060          $125         $48
                                                                                                 ----         ---
   Total Notes Payable, Affiliates                                                                125          48
Notes Payable, Third Party:
       Notes payable of consolidated VIEs                      1.18 - 3.26%     various           164          26
       FHLB borrowings                                                0.50%        2015             7          10
                                                                                                 ----         ---
   Total Notes Payable, Third Party                                                               171          36
                                                                                                 ----         ---
Total Notes Payable                                                                              $296         $84
                                                                                                 ====         ===

The following table presents maturities of long-term debt:

                                                                                 Year Ending
-                                                                    -----------------------------------
                                                               Total 2014 2015 2016 2017 2018 Thereafter
                                                               ----- ---- ---- ---- ---- ---- ----------
                                                                             (in millions)
December 31, 2013
Notes Payable Affiliates:
       Notes payable of consolidated VIEs, at fair value       $125  $--  $--  $--  $--  $--     $125
                                                               ----  ---  ---  ---  ---  ---     ----
   Total Notes Payable, Affiliates                              125   --   --   --   --   --      125
Notes Payable, Third Party:
       Notes payable of consolidated VIEs                       164   --   --   --   --   --      164
       FHLB borrowings                                            7   --    7   --   --   --       --
                                                               ----  ---  ---  ---  ---  ---     ----
   Total Notes Payable                                          171   --    7   --   --   --      164
                                                               ----  ---  ---  ---  ---  ---     ----
Total Notes Payable                                            $296  $--  $ 7  $--  $--  $--     $289
                                                               ====  ===  ===  ===  ===  ===     ====

FHLB BORROWINGS

Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity. When a cash advance is obtained, the Company is required to pledge certain mortgage-backed securities, government and agency securities, other qualifying assets and its ownership interest in the FHLB of Dallas to secure advances obtained from the FHLB. Upon any event of default by the Company, the FHLB of Dallas's recovery would generally be limited to the amount of the Company's liability under advances borrowed. The carrying value of the Company's ownership in FHLB stock is reported on the consolidated balance sheets in other invested assets.

As of December 31, 2013 and 2012, the fair value of collateral pledged to secure advances was $24.4 million and $19.3 million, respectively.

11. CONTINGENCIES, COMMITMENTS AND GUARANTEES

COMMITMENTS

LEASES

The Company has various long-term, non-cancelable operating leases, primarily for office space and equipment, which expire at various dates through 2019. At December 31, 2013, the future minimum lease payments under the operating leases are as follows:

                                       (in millions)
                           2014             $ 4
                           2015               3
                           2016               2
                           2017               1
                           2018               1
                           Thereafter         1
                                            ---
                           Total            $12
                                            ===

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Rent expense was $3.9 million, $4.7 million and $5.4 million for the years ended December 31, 2013, 2012 and 2011, respectively.

COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

The Company had commitments to provide funding to various limited partnerships totaling $201.3 million and $186.1 million for the periods ended December 31, 2013 and 2012, respectively. The commitments to invest in limited partnerships and other funds are called at the discretion of each fund, as needed and subject to the provisions of such fund's governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2013, $189.3 million are currently expected to expire by 2014, based on the expected life cycle of the related fund. The Company had no commitments related to Low-Income Housing Tax Credits ("LIHTC") property investments outstanding at December 31, 2013.

MORTGAGE LOAN COMMITMENTS

The Company had $329.6 million in commitments relating to mortgage loans at December 31, 2013.

CONTINGENT LIABILITIES

LEGAL MATTERS

Various lawsuits against the Company have arisen in the ordinary course of business. Except as discussed below, The Company believes it is unlikely that contingent liabilities arising from such litigation, income taxes and other matters will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

REGULATORY MATTERS

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. The Company accrued $5.5 million and $10.0 million for these guaranty fund assessments at December 31, 2013, and 2012, respectively, which is reported within Other Liabilities in the accompanying consolidated balance sheets.

The Company has received and responded to industry-wide regulatory inquiries, including a multi-state audit and market conduct examination covering compliance with unclaimed property laws and a directive from the New York Department of Financial Services regarding claims settlement practices and other related state regulatory inquiries.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The inquiries concern the use of the Social Security Administration Death Master File ("SSDMF") to identify potential claims not yet presented to us in the normal course of business. In connection with the resolution of the multi-state examination relating to these matters in the third quarter of 2012, the Company and certain of its affiliates paid an $11 million regulatory assessment to the various state insurance departments that are parties to the regulatory settlement to defray costs of their examinations and monitoring. Although the Company has enhanced its claims practices to include use of the SSDMF, it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder requesting that AIG's Board of Directors ("Board") investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. On January 8, 2014, the independent members of AIG's Board unanimously refused the demand in its entirety, and on February 19, 2014, counsel for AIG's Board sent a letter to counsel for the purported AIG shareholder describing the process by which AIG's Board considered and refused its demand. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

12. SHAREHOLDER'S EQUITY

The Company is authorized to issue 2,000,000 shares of $1 par value preferred stock. None of the authorized shares have ever been issued.

Capital contributions received by the Company were $106.5 million and $133.9 million for the years ended December 31, 2013, and 2012, respectively.

The components of accumulated other comprehensive income at December 31 were as follows:

                                                                             2013     2012    2011
                                                                            ------  -------  ------
                                                                                 (in millions)
Fixed maturity and equity securities, available for sale and partnerships:
   Gross unrealized gains                                                   $1,957  $ 3,572  $2,345
   Gross unrealized losses                                                    (594)    (137)   (542)
Net unrealized gains on other invested assets                                  274      296     237
Adjustments to DAC, CIP and deferred sales inducements                        (120)    (359)   (192)
Insurance loss recognition                                                      (7)    (194)    (15)
Foreign currency translation adjustments                                        (2)      (1)     --
Deferred federal and state income tax expense                                 (408)  (1,002)   (641)
                                                                            ------  -------  ------
   Accumulated other comprehensive income                                   $1,099  $ 2,175  $1,192
                                                                            ======  =======  ======

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the other comprehensive income reclassification adjustments for the years ending December 31:

                                                        Unrealized
                                                           gains
                                                        (losses) of              Adjustment
                                                           fixed                to deferred
                                                         maturity                  policy
                                                        investments             acquisition
                                                         on which   Unrealized  costs, value
                                                        other-than     gains    of business
                                                         temporary  (losses) on   acquired                 Foreign
                                                          credit     all other  and deferred  Insurance   currency
                                                        impairments  invested      sales        loss     translation
                                                        were taken    assets    inducements  recognition adjustment   Total
                                                        ----------- ----------- ------------ ----------- ----------- -------
                                                                                    (In millions)
DECEMBER 31, 2013
-----------------
Unrealized change arising during period                    $  83      $(1,776)     $ 283        $  --        $(1)    $(1,411)
Less: Reclassification adjustments included in net
  income (loss)                                              108          294         44         (187)        --         259
                                                           -----      -------      -----        -----        ---     -------
Total other comprehensive income (loss), before income
  tax (expense) benefit                                      (25)      (2,070)       239          187         (1)     (1,670)
Less: Income tax (expense) benefit                             9          733        (84)         (65)         1         594
                                                           -----      -------      -----        -----        ---     -------
Total other comprehensive loss, net of income tax
  (expense) benefit                                        $ (16)     $(1,337)     $ 155        $ 122        $--     $(1,076)
                                                           =====      =======      =====        =====        ===     =======
DECEMBER 31, 2012
-----------------
Unrealized change arising during period                    $ 726      $ 1,199      $(144)       $(178)       $(1)    $ 1,602
Less: Reclassification adjustments included in net
  income (loss)                                              353         (118)        23           --         --         258
                                                           -----      -------      -----        -----        ---     -------
Total other comprehensive income (loss), before income
  tax (expense) benefit                                      373        1,318       (167)        (179)        (1)      1,344
Less: Income tax (expense) benefit                          (131)        (351)        59           62         --        (361)
                                                           -----      -------      -----        -----        ---     -------
Total other comprehensive income (loss), net of income
  tax (expense) benefit                                    $ 242      $   967      $(108)       $(117)       $(1)    $   983
                                                           =====      =======      =====        =====        ===     =======
DECEMBER 31, 2011
-----------------
Unrealized change arising during period                    $ 277      $   563      $(159)       $ (15)       $(7)    $   659
Less: Reclassification adjustments included in net
  income (loss)                                              179         (105)       (83)          --         --          (9)
                                                           -----      -------      -----        -----        ---     -------
Total other comprehensive income (loss), before income
  tax (expense) benefit                                       98          668        (76)         (15)        (7)        668
Less: Income tax (expense) benefit                           (34)        (233)        26            5          2        (234)
                                                           -----      -------      -----        -----        ---     -------
Total other comprehensive income (loss), net of income
  tax (expense) benefit                                    $  64      $   435      $ (50)       $ (10)       $(5)    $   434
                                                           =====      =======      =====        =====        ===     =======

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                               Amount
                                                            Reclassified
                                                                from
                                                             Accumulated
                                                                Other
                                                            Comprehensive
                                                               Income
                                                            -------------
                                                                2013         Affected Line Item in the Statements of Income
                                                            ------------- ------------------------------------------------------
                                                            (in millions)
Unrealized gains (losses) of fixed maturity investments on
  which other-than temporary credit impairments were
  taken                                                         $ 108     Net realized capital gains (losses)
Unrealized gains (losses) on all other invested assets            294     Net realized capital gains (losses)
Adjustment to deferred policy acquisition costs                    37     Amortization of deferred policy acquisition costs
Adjustment to deferred sales inducements                            7     Interested credited on policyholder contract deposits
Insurance loss recognition                                       (187)    Policyholder benefits
                                                                -----
Total reclassifications for the period                          $ 259
                                                                =====

Dividends that the Company may pay to the Parent in any year without prior approval of the Texas Department of Insurance ("TDI") are limited by statute. The maximum amount of dividends which can be paid over a rolling 12-month period to shareholders of insurance companies domiciled in the state of Texas, without obtaining the prior approval of the Insurance Commissioner is limited to the greater of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of the Company's unassigned surplus. Subject to the foregoing requirements, the maximum amount of dividends that can be paid in 2014 without obtaining the prior approval of the TDI is $1.35 billion.

In 2013 and 2012, the Company paid dividends totaling $736.1 million and $705.6 million, respectively, to its Parent. Dividend payments in excess of positive retained earnings were classified as a return of capital.

The Company is required to file financial statements prepared in accordance with statutory accounting practices and prescribed or permitted by state insurance regulatory authorities. The principal differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, investment impairments are determined in accordance with statutory accounting practices, assets and liabilities are presented net of reinsurance, policyholder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted. In addition, state insurance regulatory authorities have the right to permit specific practices that deviate from prescribed statutory practices.

Statutory net income and capital and surplus and aggregate minimum required capital and surplus of the Company were as follows:

                                                               2013   2012
                                                              ------ ------
                                                              (in millions)
    Years Ended December 31,
    Statutory net income                                      $1,271 $  703
    Statutory capital and surplus                              4,812  4,236
    Aggregate minimum required statutory capital and surplus     861    929

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


13. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income for the years ended December 31 were as follows:

                                                2013   2012   2011
                                                ----  -----  -----
                                                   (in millions)
            Current                             $155  $ 315  $(182)
            Deferred                             (94)  (165)    22
                                                ----  -----  -----
            Total income tax expense (benefit)  $ 61  $ 150  $(160)
                                                ====  =====  =====

The U.S. statutory income tax rate is 35 percent for 2013, 2012 and 2011. Actual income tax expense (benefit) differs from the statutory U.S. federal amount computed by applying the federal income tax rate for the years ended December 31 due to the following:

                                                         2013   2012   2011
                                                        -----  -----  -----
                                                           (in millions)
   U.S. federal income tax (benefit) at statutory rate  $ 603  $ 406  $ 309
   Adjustments:
      Valuation allowance                                (475)  (217)  (441)
      State income tax                                    (26)     9     --
      Dividends received deduction                        (29)   (30)   (30)
      Other credits, taxes and settlements                (12)   (18)     2
                                                        -----  -----  -----
   Total income tax expense (benefit)                   $  61  $ 150  $(160)
                                                        =====  =====  =====

The significant components of deferred tax assets and liabilities at December 31 are as follows:

                                                          2013     2012
                                                         ------  -------
                                                          (in millions)
      Deferred tax assets:
         Basis differential of investments               $  752  $   463
         Policy reserves                                     93       93
         Capital loss carry forward                         120      853
         Other                                               40       53
                                                         ------  -------
         Total deferred tax assets before valuation
           allowance                                      1,005    1,462
         Valuation allowance                               (291)    (811)
                                                         ------  -------
         Net deferred tax assets                            714      651
      Deferred tax liabilities:
         Deferred policy acquisition costs                 (401)    (432)
         Net unrealized gains on debt and equity
           securities available for sale                   (409)  (1,003)
                                                         ------  -------
         Total deferred tax liabilities                    (810)  (1,435)
                                                         ------  -------
      Net deferred tax liabilities                       $  (96) $  (784)
                                                         ======  =======

At December 31, 2013, the Company had the following capital loss carryforward:

                                                Year
                                    Amount     expired
                                 ------------- -------
                                 (in millions)
                          2009       $342       2014
                                     ----
                          Total      $342
                                     ====

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2013, the Company had the following foreign tax credit carryforward:

                                                Year
                                    Amount     expired
                                 ------------- -------
                                 (in millions)
                          2008        $ 1       2018
                          2009          3       2019
                          2010          9       2020
                          2011         10       2021
                          2012          7       2022
                                      ---
                          Total       $30
                                      ===

At December 31, 2013, the Company had the following general business credit carryforward:

                                                Year
                                    Amount     expired
                                 ------------- -------
                                 (in millions)
                          2007        $ 7       2027
                          2008          6       2028
                          2009          4       2029
                          2010          1       2030
                                      ---
                          Total       $18
                                      ===

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

ASSESSMENT OF DEFERRED TAX ASSET VALUATION ALLOWANCE

The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires the Company to weigh all positive and negative evidence to reach a conclusion that is more likely than not that all or some of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed.

The Company's framework for assessing the recoverability of deferred tax assets requires the Company to consider all available evidence, including:

    . the nature, frequency and amount of cumulative financial reporting income and losses in recent years;

    .  the sustainability of recent operating profitability;

    . the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

    . the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and

    . prudent and feasible actions and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


As a result of sales in the ordinary course of business to manage the investment portfolio and the application of prudent and feasible tax planning strategies during the year ended December 31, 2013, certain capital loss carryforwards were realized prior to their expiration. Therefore, for the year ended December 31, 2013, the Company recognized a decrease of $520 million of capital loss carryforward valuation, of which $475 million was allocated to net income and $22 million was allocated to other comprehensive income. Included in the amount allocated to net income was a decrease in deferred tax asset valuation allowance of $23 million related to a portion of the capital loss carryforward that expired in 2013.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                               December 31,
                                                               ------------
                                                               2013    2012
                                                               ----    ----
                                                               (in millions)
       Gross unrecognized tax benefits at beginning of period  $26     $23
          Increases in tax positions for prior years             1       3
          Decreases in tax positions for prior years            --      --
                                                               ---     ---
       Gross unrecognized tax benefits at end of period        $27     $26
                                                               ===     ===

As of December 31, 2013 and 2012, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $26.5 million and $26.1 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2013 and 2012, the Company had accrued $5.5 million and $5.0 million, respectively, for the payment of interest (net of federal benefit) and penalties. For the years ended December 31, 2013 and 2012, the Company recognized expense of $0.6 million and $0.9 million, respectively, of interest (net of federal benefit) and penalties in the consolidated statements of income.

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2013, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

The Company is currently under IRS examination for the taxable years 2003-2009. Although the final outcome of possible issues raised in any future examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements. The Company's taxable years 2001-2013 remain subject to examination by major tax jurisdictions.

14. RELATED-PARTY TRANSACTIONS

EVENTS RELATED TO AIG

On March 1, 2013, AIG completed the repurchase of warrants issued to the Department of the Treasury ("U.S. Treasury") in 2008 and 2009. The warrants issued in 2008 provided the right to purchase approximately 2.7 million shares of AIG common stock at $50.00 per share, and the warrants issued in 2009 provided the right to purchase up to 150 shares of AIG common stock at $0.00002 per share. AIG and the U.S. Treasury agreed upon a repurchase price of approximately $25 million for the warrants. As a result of AIG's repurchase of these warrants, the U.S. Treasury does not have any residual interest in AIG.

In addition to the information set forth in General Interrogatories 8.1-8.4, AIG is subject to regulation by the Board of Governors of the Federal Reserve System as a savings and loan holding company. Also, on July 9, 2013, AIG issued a press release announcing the receipt of a notice from the U.S. Treasury that the Financial Stability Oversight Council has made a final determination that AIG should be supervised by the Board of Governors of the

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Federal Reserve System as a systemically important financial institution pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Additionally, on July 18, 2013, the Financial Stability Board (consisting of representatives of national financial authorities of the G20 nations), in consultation with the International Association of Insurance Supervisors and national authorities, identified an initial list of Global Systemically Important Insurers, which included AIG.

Additional information on AIG is publicly available in AIG's regulatory filings with the SEC, which can be found at www.sec.gov. Information regarding AIG as described herein is qualified by regulatory filings AIG files from time to time with the SEC.

OPERATING AGREEMENTS

Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from AIG or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated level of usage, transactions or time incurred in providing the respective services. Amounts paid for such services totaled $384.0 million, $114.8 million and $82.3 million for the years ended December 31, 2013, 2012 and 2011, respectively. Accounts payable for such services at December 31, 2013 and 2012 were not material.

Pursuant to an intercompany servicing agreement, the Company provides policy administrative services to affiliated entities. Amounts received for such services totaled $4.8 million, $4.2 million and $8.0 million for the years ended December 31, 2013, 2012 and 2011, respectively. Accounts receivable for such services at December 31, 2013 and 2012 were not material.

NOTES OF AFFILIATES

On January 14, 2004, the Company purchased 19.9 percent of the non-voting preferred equity issued by Castle 2 Trust for $60.0 million. The Company's investment in Castle 2 Trust preferred equity is reported within other invested assets on the consolidated balance sheets. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 2 Trust are held by an affiliate of the Company. The purchase of the non-voting equity interest of Castle 2 Trust was funded by a capital contribution received from an affiliate of $60.0 million on January 14, 2004. On January 14, 2004, the Company purchased $65.0 million of fixed-rate asset backed notes issued by Castle 2 Trust, which were redeemed in full in 2013. An affiliate of the Company owns the majority of the notes payable of Castle 2 Trust. Castle 2 Trust is a Delaware statutory trust established on November 21, 2003. The business of Castle 2 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft.

On September 23, 2003, the Company purchased 25.0 percent of the non-voting preferred equity issued by Castle 1 Trust for $67.0 million. The Company's investment in Castle 1 Trust preferred equity is reported within other invested assets on the consolidated balance sheets. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 1 Trust are held by an affiliate of the Company. On September 23, 2003, the Company purchased $170.8 million of fixed-rate asset backed notes and subordinated deferred interest notes issued by Castle 1 Trust. The notes mature on May 15, 2027 and are included in bonds on the consolidated balance sheets. An affiliate of the Company owns the majority of the notes payable of Castle 1 Trust. Castle 1 Trust is a Delaware statutory trust established on July 31, 2003. The business of Castle 1 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft.

On September 15, 2006, the Company invested $41.0 million in a 5.57 percent fixed rate Senior Promissory Note issued by AIG Life Holdings, Inc. ("AIGLH") (formerly known as SunAmerica Financial Group, Inc.). The note matured on September 15, 2011, and the Company was repaid. The Company recognized interest income on the note of $1.6 million during 2011.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


SELKIRK

During 2013, the Company transferred a portfolio of its commercial mortgage loans ("CML Portfolio") with a carrying value of approximately $453.5 million to a newly formed special purpose entity, Selkirk No. 2 Investments ("SPV1"). The transaction involved the securitization of the transferred loans for the purpose of extending duration and increasing yield, with the Company receiving a significant (75%) beneficial interest in the securitized loans. As consideration for the transferred loans, the Company received beneficial interests in loan-backed and structured securities ("Senior Investment Grade Notes") issued by another newly formed special purpose entity, Selkirk 2013-2 ("SPV2"), an equity interest in SPV1 ("SPV1 Equity Interest") and $113.3 million of cash proceeds from the most senior tranche of securitized notes issued by another SPV, Selkirk No. 2 Limited, ("CayCo Notes") to third party investors. The consideration received had an aggregate fair value of approximately $471.0 million. AIG Investments services the CML Portfolio on behalf of SPV1.

The Company determined that it either controlled or was the primary beneficiary of all SPVs in the securitization structure and therefore consolidated all SPVs. The Senior Investment Grade Notes and the SPV1 Equity Interest were eliminated in consolidation, while the securitized commercial mortgage loans remained on the Company's consolidated balance sheet. The net change in the Company's balance sheet consisted of additional assets in the form of cash consideration received that was subsequently invested and the notes issued to third party investors.

LIGHTHOUSE VI

During 2013, the Company, along with AGL, (collectively, the "Insurers") executed three transactions in which a portfolio of securities ("Transferred Portfolios") was, in each transaction, transferred into a newly established Common Trust Fund ("CTF") in exchange for proportionate interests in all assets within each CTF as evidenced by specific securities controlled by and included within the Company's representative security account. In each transaction, a portion of the Company's securities ("Exchange Assets") were transferred into the representative security accounts of AGL in exchange for other AGL securities. Only the transfers of the Exchange Assets between the Insurers qualify for derecognition treatment under FASB ASC Topic 860, TRANSFERS AND SERVICING, and thus were the only assets derecognized in the transfers of the Transferred Portfolios into the CTFs. The securities received by the Company for the transfers of the Exchange Assets were initially recognized at fair value and will subsequently be carried as available-for-sale securities at fair value. The Company transferred securities with an aggregate fair value of $1.68 billion into the CTFs for all three transactions and recognized a gain of $192 million on the transfer of the Exchange Assets. AIG Investments manages the portfolio of assets in the CTFs.

AMBROSE TRANSACTIONS

During 2013 and 2012, the Company acquired certain financial assets from AIG and subsequently entered into two related securitization transactions with certain affiliates and a third party to enhance its statutory risk-based capital ratio, liquidity and net investment income. The financial assets acquired from AIG in each transaction consisted of a structured security backed by a portfolio of structured securities ("Repack Note") and were exchanged for an intraday Demand Note which was subsequently extinguished. In each securitization transaction, the Company transferred a portfolio of its high grade corporate securities and the Repack Note to a newly formed special purpose entity; Ambrose 1 and Ambrose 4, respectively. As consideration for the transferred securities, the Company received beneficial interests in three tranches of structured securities (Class A1, B and X) issued by each Ambrose entity. The Class A1 and Class B notes are designed to closely replicate the interest and principal amortization payments of the securities transferred by the Company. The Class X notes were subsequently transferred on the same day to AIG in exchange for cancellation of the Demand Note, described above, which resulted in a capital contribution to the Company. Each Ambrose entity also issued a tranche of Class A2 notes to third party investors. The Ambrose entities each received a capital commitment of up to $300 million from a non-U.S. subsidiary of AIG, guaranteed by AIG, pursuant to which such entity will contribute funds to the Ambrose entities upon demand. AIG indirectly bears the first loss position in each transaction through its ownership of the Class X notes and the capital commitment.

AIG Investments manages the portfolio of assets on behalf of each Ambrose entity.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Each Ambrose entity is a VIE and the Company consolidates these two Ambrose entities. See Note 6 for additional disclosures related to VIEs. The Class A1 and Class B structured securities held by the Company are eliminated in consolidation. The Class X notes and the Class A2 notes held by AIG and a third party, respectively, are classified as notes payable. The Ambrose entities elected the fair value option for the Class X notes. On a consolidated basis, the Ambrose transactions resulted in an increase in the Company's assets (Repack Note and cash), liabilities (notes payable) and shareholder's equity (capital contribution from AIG).

Details of each transaction on the respective transaction date are as follows:

                                                                     Ambrose 1    Ambrose 4
                                                                   -------------- ----------
                                                                         (in millions)
Date of transaction                                                 December 2012  July 2013
Combined carrying value of transferred securities and Repack Note  $        2,228 $    1,838
Fair value of Class A1 and B notes received                                 2,179      1,676
Fair value of Class X notes received                                           49         66

AMERICAN HOME GUARANTEES

The Company has a General Guarantee Agreement with American Home Assurance Company ("American Home"), a subsidiary of AIG. Pursuant to the terms of this undertaking, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by the Company between March 3, 2003 and December 29, 2006.

CAPITAL MAINTENANCE AGREEMENT

In March 30, 2011, AIG entered into a Capital Maintenance Agreement ("CMA") with the Company and certain of its insurance company affiliates. Among other things, the CMA provides that AIG will maintain the total adjusted capital of the Company at or above a specified minimum percentage of the Company's projected Company Action Level RBC. The Company and AIG amended and restated the CMA effective as of February 18, 2014, to remove the Company's dividend payment requirement. As structured, the CMA contemplates that the specified minimum percentage would be reviewed and agreed upon at least annually. AIG has not made any capital contributions to the Company under the CMA. As of December 31, 2013, the specified minimum percentage was 385 percent.

OTHER

Certain affiliates of the Company serve as the investment sub-advisor for certain of the mutual funds offered through the Company's separate accounts. Sub-advisory fees paid by the Company to the affiliates for the years ended December 31, 2013, 2012 and 2011 totaled $12.5 million, $11.9 million, and $10.1 million, respectively.

15. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the "U.S. Plans"). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

The Company maintains a retirement plan for the benefit of its sales agents and managers. Investments in the plan consist of a deposit administration group annuity contract issued by the Company. The liabilities and expenses associated with this plan were not material to the Company's consolidated financial position or results of operations for the three years ended December 31, 2013.

The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act ("ERISA") qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the "ERISA Plans"). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

16. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued.

On February 18, 2014, the CMA between AIG and the Company was recharacterized as a capital support agreement and amended to remove the Company's dividend payment requirement thereunder. The Company's specified minimum RBC percentage as set forth in the amended and restated CMA remained at 385 percent.

The Company paid a $404.0 million dividend to its Parent on March 28, 2014.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                                 ANNUAL REPORT
                               DECEMBER 31, 2013

                                   CONTENTS

          Report of Independent Registered Public Accounting Firm.
          Statements of Assets and Liabilities and of Operations..  2
          Schedules of Portfolio Investments...................... 12
          Statements of Changes in Net Assets..................... 14
          Notes to Financial Statements........................... 36

[LETTERHEAD OF PRICEWATERHOUSECOOPERS LLP]

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
The Variable Annuity Life Insurance Company and Contract Owners of The Variable Annuity Life Insurance Company Separate Account A

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 1 of The Variable Annuity Life Insurance Company Separate Account A at December 31, 2013, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Variable Annuity Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investment securities at December 31, 2013 by correspondence with the mutual fund companies, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 25, 2014

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                           STATEMENTS OF OPERATIONS



                                           VALIC COMPANY I      VALIC COMPANY I    VALIC COMPANY I  VALIC COMPANY I
                                         CAPITAL CONSERVATION CAPITAL CONSERVATION MONEY MARKET I   MONEY MARKET I
                                                 FUND                 FUND              FUND             FUND
                                         ---------------------------------------------------------------------------
                                              DIVISION 1           DIVISION 7        DIVISION 2       DIVISION 6
                                         ---------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES AS
OF DECEMBER 31, 2013
-----------------------------------------
ASSETS AND LIABILITIES:
  Investments in Shares Of Mutual
   Funds, at Fair Value                      $  2,276,610       $   163,884,043     $    545,752   $    352,703,021
  Balance Due From (To) VALIC General
   Account, Net                                    (7,198)               85,336              134            271,071
  Receivable (Payable) For Mutual Fund
   Sales (Purchases), Net                             497               (96,312)            (249)          (313,851)
                                         ---------------------------------------------------------------------------
Net Assets & Liabilities                     $  2,269,909       $   163,873,067     $    545,637   $    352,660,241
                                         ===========================================================================
CONTRACT OWNER RESERVES AND CAPITAL
  SURPLUS:
  Reserves For Redeemable Annuity
   Contracts (Net of Applicable
   Contract Loans - Partial Withdrawals
   with Right of Reinvestment)               $  1,959,866       $   163,773,300     $    545,637   $    352,648,897
  Reserves For Annuity Contracts On
   Benefit                                        310,043                99,767                -             11,344
                                         ---------------------------------------------------------------------------
Total Contract Owner Reserves                   2,269,909           163,873,067          545,637        352,660,241
  Capital Surplus                                       -                     -                -                  -
                                         ---------------------------------------------------------------------------
Total Contract Owner Reserves and
  Capital Surplus                            $  2,269,909       $   163,873,067     $    545,637   $    352,660,241
                                         ===========================================================================
NET ASSETS ATTRIBUTABLE TO:
  Accumulation Units Outstanding             $  1,959,866       $   163,773,300     $    545,637   $    352,648,897
  Contracts in Payout (Annuitization)
   Period                                         310,043                99,767                -             11,344
  Funds Retained in Separate Account A
   by VALIC                                             -                     -                -                  -
                                         ---------------------------------------------------------------------------
TOTAL NET ASSETS                             $  2,269,909       $   163,873,067     $    545,637   $    352,660,241
                                         ===========================================================================
TOTAL UNITS OUTSTANDING                       312,287.674        46,843,054.942      188,274.273    174,490,276.954
                                         ===========================================================================
STATEMENTS OF OPERATIONS FOR THE YEAR
ENDED DECEMBER 31, 2013
-----------------------------------------
INVESTMENT INCOME:
  Dividends From Mutual Funds                $          -       $             -     $         57   $         35,902
EXPENSES:
  Mortality And Expense Risk Charge                23,528             1,771,536            5,720          3,407,840
  Reimbursements Of Expenses                            -                     -                -                  -
                                         ---------------------------------------------------------------------------
Net Investment Income (Loss)                 $    (23,528)      $    (1,771,536)    $     (5,663)  $     (3,371,938)
                                         ---------------------------------------------------------------------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
  Realized Gains (Losses) on Sale of
   Fund Shares                               $      3,784       $     5,681,151     $          -   $              -
  Capital Gains Distributions From
   Mutual Funds                                         -                     -                -                  -
                                         ---------------------------------------------------------------------------
Realized Gains (Losses) On Investments              3,784             5,681,151                -                  -
                                         ---------------------------------------------------------------------------
Change in Unrealized Appreciation
  (Depreciation) During The Period                (60,843)          (10,587,220)               -                  -
                                         ---------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                 $    (80,587)      $    (6,677,605)    $     (5,663)  $     (3,371,938)
                                         ===========================================================================

                                          VALIC COMPANY I  VALIC COMPANY I
                                           MID CAP INDEX   ASSET ALLOCATION
                                               FUND              FUND
                                         ----------------------------------
                                            DIVISION 4        DIVISION 5
                                         ----------------------------------
STATEMENTS OF ASSETS AND LIABILITIES AS
OF DECEMBER 31, 2013
-----------------------------------------
ASSETS AND LIABILITIES:
  Investments in Shares Of Mutual
   Funds, at Fair Value                  $  3,077,591,111  $   173,233,170
  Balance Due From (To) VALIC General
   Account, Net                                (1,016,360)         193,574
  Receivable (Payable) For Mutual Fund
   Sales (Purchases), Net                         680,374         (207,868)
                                         ----------------------------------
Net Assets & Liabilities                 $  3,077,255,125  $   173,218,876
                                         ==================================
CONTRACT OWNER RESERVES AND CAPITAL
  SURPLUS:
  Reserves For Redeemable Annuity
   Contracts (Net of Applicable
   Contract Loans - Partial Withdrawals
   with Right of Reinvestment)           $  3,075,708,790  $   173,088,397
  Reserves For Annuity Contracts On
   Benefit                                      1,546,335          130,479
                                         ----------------------------------
Total Contract Owner Reserves               3,077,255,125      173,218,876
  Capital Surplus                                       -                -
                                         ----------------------------------
Total Contract Owner Reserves and
  Capital Surplus                        $  3,077,255,125  $   173,218,876
                                         ==================================
NET ASSETS ATTRIBUTABLE TO:
  Accumulation Units Outstanding         $  3,075,708,790  $   173,088,397
  Contracts in Payout (Annuitization)
   Period                                       1,546,335          130,479
  Funds Retained in Separate Account A
   by VALIC                                             -                -
                                         ----------------------------------
TOTAL NET ASSETS                         $  3,077,255,125  $   173,218,876
                                         ==================================
TOTAL UNITS OUTSTANDING                   193,123,611.477   24,528,152.963
                                         ==================================
STATEMENTS OF OPERATIONS FOR THE YEAR
ENDED DECEMBER 31, 2013
-----------------------------------------
INVESTMENT INCOME:
  Dividends From Mutual Funds            $              -  $             -
EXPENSES:
  Mortality And Expense Risk Charge            27,044,908        1,594,299
  Reimbursements Of Expenses                            -                -
                                         ----------------------------------
Net Investment Income (Loss)             $    (27,044,908) $    (1,594,299)
                                         ----------------------------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
  Realized Gains (Losses) on Sale of
   Fund Shares                           $    142,177,771  $     5,633,061
  Capital Gains Distributions From
   Mutual Funds                                         -                -
                                         ----------------------------------
Realized Gains (Losses) On Investments        142,177,771        5,633,061
                                         ----------------------------------
Change in Unrealized Appreciation
  (Depreciation) During The Period            659,353,832       18,624,613
                                         ----------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                             $    774,486,695  $    22,663,375
                                         ==================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)


                                                       VALIC COMPANY I    VALIC COMPANY I VALIC COMPANY I  VALIC COMPANY I
                                                    GOVERNMENT SECURITIES   STOCK INDEX     STOCK INDEX      STOCK INDEX
                                                            FUND               FUND            FUND             FUND
                                                    -----------------------------------------------------------------------
                                                         DIVISION 8        DIVISION 10A    DIVISION 10B     DIVISION 10C
                                                    -----------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES AS OF
DECEMBER 31, 2013
----------------------------------------------------
ASSETS AND LIABILITIES:
  Investments in Shares Of Mutual Funds, at Fair
   Value                                               $   129,271,410    $  125,814,022   $ 12,403,173   $  3,890,954,084
  Balance Due From (To) VALIC General Account, Net              87,994            61,258          2,438         (1,361,702)
  Receivable (Payable) For Mutual Fund Sales
   (Purchases), Net                                            (94,283)          (72,382)        (2,300)           972,086
                                                    -----------------------------------------------------------------------
Net Assets & Liabilities                               $   129,265,121    $  125,802,898   $ 12,403,311   $  3,890,564,468
                                                    =======================================================================
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
  Reserves For Redeemable Annuity Contracts (Net
   of Applicable Contract Loans - Partial
   Withdrawals with Right of Reinvestment)             $   129,156,785    $  124,003,485   $ 12,281,333   $  3,887,115,874
  Reserves For Annuity Contracts On Benefit                    108,336         1,799,413        121,978          3,448,594
                                                    -----------------------------------------------------------------------
Total Contract Owner Reserves                              129,265,121       125,802,898     12,403,311      3,890,564,468
  Capital Surplus                                                    -                 -              -                  -
                                                    -----------------------------------------------------------------------
Total Contract Owner Reserves and Capital Surplus      $   129,265,121    $  125,802,898   $ 12,403,311   $  3,890,564,468
                                                    =======================================================================
NET ASSETS ATTRIBUTABLE TO:
  Accumulation Units Outstanding                       $   129,156,785    $  124,003,485   $ 12,281,333   $  3,887,115,874
  Contracts in Payout (Annuitization) Period                   108,336         1,799,413        121,978          3,448,594
  Funds Retained in Separate Account A by VALIC                      -                 -              -                  -
                                                    -----------------------------------------------------------------------
TOTAL NET ASSETS                                       $   129,265,121    $  125,802,898   $ 12,403,311   $  3,890,564,468
                                                    =======================================================================
TOTAL UNITS OUTSTANDING                                 37,427,124.231     3,396,560.000    190,252.000    538,388,569.888
                                                    =======================================================================
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
------------------------------------
INVESTMENT INCOME:
  Dividends From Mutual Funds                          $             -    $            -   $          -   $              -
EXPENSES:
  Mortality And Expense Risk Charge                          1,086,852         1,183,673         39,531         33,561,755
  Reimbursements Of Expenses                                         -                 -              -                  -
                                                    -----------------------------------------------------------------------
Net Investment Income (Loss)                           $    (1,086,852)   $   (1,183,673)  $    (39,531)  $    (33,561,755)
                                                    -----------------------------------------------------------------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
  Realized Gains (Losses) on Sale of Fund Shares       $       553,489    $    1,843,053   $    275,984   $    103,293,811
  Capital Gains Distributions From Mutual Funds                      -                 -              -                  -
                                                    -----------------------------------------------------------------------
Realized Gains (Losses) On Investments                         553,489         1,843,053        275,984        103,293,811
                                                    -----------------------------------------------------------------------
Change in Unrealized Appreciation (Depreciation)
  During The Period                                         (5,212,734)       30,735,902      2,811,123        868,317,968
                                                    -----------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS      $    (5,746,097)   $   31,395,282   $  3,047,576   $    938,050,024
                                                    =======================================================================

                                                    VALIC COMPANY I    VALIC COMPANY I
                                                      STOCK INDEX   INTERNATIONAL EQUITIES
                                                         FUND                FUND
                                                    --------------------------------------
                                                     DIVISION 10D        DIVISION 11
                                                    --------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES AS OF
DECEMBER 31, 2013
----------------------------------------------------
ASSETS AND LIABILITIES:
  Investments in Shares Of Mutual Funds, at Fair
   Value                                            $   15,981,468     $  1,030,332,337
  Balance Due From (To) VALIC General Account, Net            (250)            (433,599)
  Receivable (Payable) For Mutual Fund Sales
   (Purchases), Net                                            499              246,724
                                                    --------------------------------------
Net Assets & Liabilities                            $   15,981,717     $  1,030,145,462
                                                    ======================================
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
  Reserves For Redeemable Annuity Contracts (Net
   of Applicable Contract Loans - Partial
   Withdrawals with Right of Reinvestment)          $   15,907,944     $  1,029,980,098
  Reserves For Annuity Contracts On Benefit                 73,773              165,364
                                                    --------------------------------------
Total Contract Owner Reserves                           15,981,717        1,030,145,462
  Capital Surplus                                                -                    -
                                                    --------------------------------------
Total Contract Owner Reserves and Capital Surplus   $   15,981,717     $  1,030,145,462
                                                    ======================================
NET ASSETS ATTRIBUTABLE TO:
  Accumulation Units Outstanding                    $   15,907,944     $  1,029,980,098
  Contracts in Payout (Annuitization) Period                73,773              165,364
  Funds Retained in Separate Account A by VALIC                  -                    -
                                                    --------------------------------------
TOTAL NET ASSETS                                    $   15,981,717     $  1,030,145,462
                                                    ======================================
TOTAL UNITS OUTSTANDING                              1,158,313.474      524,215,669.986
                                                    ======================================
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
------------------------------------
INVESTMENT INCOME:
  Dividends From Mutual Funds                       $            -     $              -
EXPENSES:
  Mortality And Expense Risk Charge                        149,623            9,379,181
  Reimbursements Of Expenses                                     -                    -
                                                    --------------------------------------
Net Investment Income (Loss)                        $     (149,623)    $     (9,379,181)
                                                    --------------------------------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
  Realized Gains (Losses) on Sale of Fund Shares    $      312,937     $     48,799,376
  Capital Gains Distributions From Mutual Funds                  -                    -
                                                    --------------------------------------
Realized Gains (Losses) On Investments                     312,937           48,799,376
                                                    --------------------------------------
Change in Unrealized Appreciation (Depreciation)
  During The Period                                      3,823,000          120,396,170
                                                    --------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS   $    3,986,314     $    159,816,365
                                                    ======================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)


                                         VALIC COMPANY I     VALIC COMPANY I     VALIC COMPANY I  VALIC COMPANY I
                                          GLOBAL SOCIAL   INT'L GOVERNMENT BOND  SMALL CAP INDEX    CORE EQUITY
                                         AWARENESS FUND           FUND                FUND             FUND
                                         ---------------  --------------------- ----------------  ---------------
                                           DIVISION 12         DIVISION 13         DIVISION 14      DIVISION 15
                                         ---------------  --------------------- ----------------  ---------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2013
-----------------------------------------
ASSETS AND LIABILITIES:
  Investments in Shares Of Mutual
   Funds, at Fair Value                  $   402,777,134     $   176,141,075    $  1,087,510,376  $   268,709,631
  Balance Due From (To) VALIC General
   Account, Net                                 (110,510)             (7,764)            (65,148)         (41,354)
  Receivable (Payable) For Mutual Fund
   Sales (Purchases), Net                         79,182             (36,771)            (55,971)          16,975
                                         -------------------------------------------------------------------------
Net Assets & Liabilities                 $   402,745,806     $   176,096,540    $  1,087,389,257  $   268,685,252
                                         =========================================================================

CONTRACT OWNER RESERVES AND CAPITAL
  SURPLUS:
  Reserves For Redeemable Annuity
   Contracts (Net of Applicable
   Contract Loans - Partial Withdrawals
   with Right of Reinvestment)           $   402,423,361     $   176,054,009    $  1,086,882,293  $   268,465,231
  Reserves For Annuity Contracts On
   Benefit                                       322,445              42,531             506,964          220,021
                                         -------------------------------------------------------------------------
Total Contract Owner Reserves                402,745,806         176,096,540       1,087,389,257      268,685,252
  Capital Surplus                                      -                   -                   -                -
                                         -------------------------------------------------------------------------
Total Contract Owner Reserves and
  Capital Surplus                        $   402,745,806     $   176,096,540    $  1,087,389,257  $   268,685,252
                                         =========================================================================

NET ASSETS ATTRIBUTABLE TO:
  Accumulation Units Outstanding         $   402,423,361     $   176,054,009    $  1,086,882,293  $   268,465,231
  Contracts in Payout (Annuitization)
   Period                                        322,445              42,531             506,964          220,021
  Funds Retained in Separate Account A
   by VALIC                                            -                   -                   -                -
                                         -------------------------------------------------------------------------

TOTAL NET ASSETS                         $   402,745,806     $   176,096,540    $  1,087,389,257  $   268,685,252
                                         =========================================================================
TOTAL UNITS OUTSTANDING                   76,200,278.607      58,725,815.052     193,566,301.197   87,739,367.674
                                         =========================================================================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
-----------------------------------------

INVESTMENT INCOME:
  Dividends From Mutual Funds            $             -     $             -    $              -  $             -
EXPENSES:
  Mortality And Expense Risk Charge            2,933,377           1,734,941           9,153,412        2,339,756
  Reimbursements Of Expenses                           -                   -                   -                -
                                         -------------------------------------------------------------------------
Net Investment Income (Loss)             $    (2,933,377)    $    (1,734,941)   $     (9,153,412) $    (2,339,756)
                                         -------------------------------------------------------------------------

REALIZED GAINS (LOSSES) ON INVESTMENTS:
  Realized Gains (Losses) on Sale of
   Fund Shares                           $    12,716,893     $     1,965,556    $     48,974,525  $    11,541,906
  Capital Gains Distributions From
   Mutual Funds                                        -                   -                   -                -
                                         -------------------------------------------------------------------------
Realized Gains (Losses) On Investments        12,716,893           1,965,556          48,974,525       11,541,906
                                         -------------------------------------------------------------------------

Change in Unrealized Appreciation
  (Depreciation) During The Period            67,560,000         (12,885,504)        264,608,253       61,000,740
                                         -------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                             $    77,343,516     $   (12,654,889)   $    304,429,366  $    70,202,890
                                         =========================================================================

                                         VALIC COMPANY I    VALIC COMPANY I
                                         GROWTH & INCOME  SCIENCE & TECHNOLOGY
                                              FUND                FUND
                                         ---------------  --------------------
                                           DIVISION 16        DIVISION 17
                                         ---------------  --------------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2013
-----------------------------------------
ASSETS AND LIABILITIES:
  Investments in Shares Of Mutual
   Funds, at Fair Value                  $   101,075,593    $    884,981,335
  Balance Due From (To) VALIC General
   Account, Net                                   91,439            (225,043)
  Receivable (Payable) For Mutual Fund
   Sales (Purchases), Net                       (105,767)            150,676
                                         -------------------------------------
Net Assets & Liabilities                 $   101,061,265    $    884,906,968
                                         =====================================

CONTRACT OWNER RESERVES AND CAPITAL
  SURPLUS:
  Reserves For Redeemable Annuity
   Contracts (Net of Applicable
   Contract Loans - Partial Withdrawals
   with Right of Reinvestment)           $   101,004,442    $    884,209,657
  Reserves For Annuity Contracts On
   Benefit                                        56,823             697,311
                                         -------------------------------------
Total Contract Owner Reserves                101,061,265         884,906,968
  Capital Surplus                                      -                   -
                                         -------------------------------------
Total Contract Owner Reserves and
  Capital Surplus                        $   101,061,265    $    884,906,968
                                         =====================================

NET ASSETS ATTRIBUTABLE TO:
  Accumulation Units Outstanding         $   101,004,442    $    884,209,657
  Contracts in Payout (Annuitization)
   Period                                         56,823             697,311
  Funds Retained in Separate Account A
   by VALIC                                            -                   -
                                         -------------------------------------

TOTAL NET ASSETS                         $   101,061,265    $    884,906,968
                                         =====================================
TOTAL UNITS OUTSTANDING                   32,540,040.210     220,087,109.788
                                         =====================================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
-----------------------------------------

INVESTMENT INCOME:
  Dividends From Mutual Funds            $             -    $              -
EXPENSES:
  Mortality And Expense Risk Charge              873,626           7,194,528
  Reimbursements Of Expenses                           -                   -
                                         -------------------------------------
Net Investment Income (Loss)             $      (873,626)   $     (7,194,528)
                                         -------------------------------------

REALIZED GAINS (LOSSES) ON INVESTMENTS:
  Realized Gains (Losses) on Sale of
   Fund Shares                           $     3,869,725    $     48,175,975
  Capital Gains Distributions From
   Mutual Funds                                        -                   -
                                         -------------------------------------
Realized Gains (Losses) On Investments         3,869,725          48,175,975
                                         -------------------------------------

Change in Unrealized Appreciation
  (Depreciation) During The Period            21,665,523         225,727,507
                                         -------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                             $    24,661,622    $    266,708,954
                                         =====================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)

                                                             VALIC COMPANY I    VALIC COMPANY I     VALIC COMPANY I
                                                                SMALL CAP     INTERNATIONAL GROWTH  DIVIDEND VALUE
                                                                  FUND                FUND               FUND
                                                             ---------------  -------------------- ----------------
                                                               DIVISION 18        DIVISION 20         DIVISION 21
                                                             ---------------  -------------------- ----------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2013
-------------------------------------------------------------
ASSETS AND LIABILITIES:
  Investments in Shares Of Mutual Funds, at Fair Value       $   387,759,789    $    586,905,818   $    546,110,278
  Balance Due From (To) VALIC General Account, Net                   (64,810)           (183,791)          (161,357)
  Receivable (Payable) For Mutual Fund Sales (Purchases),
   Net                                                                35,505             121,960             28,185
                                                             -------------------------------------------------------
Net Assets & Liabilities                                     $   387,730,484    $    586,843,987   $    545,977,106
                                                             =======================================================

CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
  Reserves For Redeemable Annuity Contracts (Net of
   Applicable Contract Loans - Partial Withdrawals with
   Right of Reinvestment)                                    $   387,438,729    $    586,367,546   $    545,846,687
  Reserves For Annuity Contracts On Benefit                          291,755             476,441            130,419
                                                             -------------------------------------------------------
Total Contract Owner Reserves                                    387,730,484         586,843,987        545,977,106
  Capital Surplus                                                          -                   -                  -
                                                             -------------------------------------------------------
Total Contract Owner Reserves and Capital Surplus            $   387,730,484    $    586,843,987   $    545,977,106
                                                             =======================================================

NET ASSETS ATTRIBUTABLE TO:
  Accumulation Units Outstanding                             $   387,438,729    $    586,367,546   $    545,846,687
  Contracts in Payout (Annuitization) Period                         291,755             476,441            130,419
  Funds Retained in Separate Account A by VALIC                            -                   -                  -
                                                             -------------------------------------------------------
TOTAL NET ASSETS                                             $   387,730,484    $    586,843,987   $    545,977,106
                                                             =======================================================

TOTAL UNITS OUTSTANDING                                       86,576,591.581     201,213,394.336    221,350,542.723
                                                             =======================================================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
-------------------------------------------------------------

INVESTMENT INCOME:
  Dividends From Mutual Funds                                $             -    $              -   $              -
EXPENSES:
  Mortality And Expense Risk Charge                                3,399,671           5,382,894          4,679,955
  Reimbursements Of Expenses                                               -                   -                  -
                                                             -------------------------------------------------------
Net Investment Income (Loss)                                 $    (3,399,671)   $     (5,382,894)  $     (4,679,955)
                                                             -------------------------------------------------------

REALIZED GAINS (LOSSES) ON INVESTMENTS:
  Realized Gains (Losses) on Sale of Fund Shares             $    27,627,217    $     51,329,047   $     35,480,099
  Capital Gains Distributions From Mutual Funds                            -                   -                  -
                                                             -------------------------------------------------------
Realized Gains (Losses) On Investments                            27,627,217          51,329,047         35,480,099
                                                             -------------------------------------------------------

Change in Unrealized Appreciation (Depreciation) During The
  Period                                                          91,541,204          58,543,569         90,317,385
                                                             -------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS            $   115,768,750    $    104,489,722   $    121,117,529
                                                             =======================================================

                                                                  VANGUARD            VANGUARD          VANGUARD
                                                             LT INVESTMENT GRADE LONG-TERM TREASURY    WINDSOR II
                                                                    FUND                FUND              FUND
                                                             ------------------- ------------------ ----------------
                                                                 DIVISION 22        DIVISION 23        DIVISION 24
                                                             ------------------- ------------------ ----------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2013
-------------------------------------------------------------
ASSETS AND LIABILITIES:
  Investments in Shares Of Mutual Funds, at Fair Value         $   228,959,937    $   231,500,646   $  1,736,840,860
  Balance Due From (To) VALIC General Account, Net                     (43,916)           (37,898)          (362,172)
  Receivable (Payable) For Mutual Fund Sales (Purchases),
   Net                                                                   5,165             16,183            219,697
                                                             --------------------------------------------------------
Net Assets & Liabilities                                       $   228,921,186    $   231,478,931   $  1,736,698,385
                                                             ========================================================

CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
  Reserves For Redeemable Annuity Contracts (Net of
   Applicable Contract Loans - Partial Withdrawals with
   Right of Reinvestment)                                      $   228,882,992    $   231,428,687   $  1,736,106,245
  Reserves For Annuity Contracts On Benefit                             38,194             50,244            592,140
                                                             --------------------------------------------------------
Total Contract Owner Reserves                                      228,921,186        231,478,931      1,736,698,385
  Capital Surplus                                                            -                  -                  -
                                                             --------------------------------------------------------
Total Contract Owner Reserves and Capital Surplus              $   228,921,186    $   231,478,931   $  1,736,698,385
                                                             ========================================================

NET ASSETS ATTRIBUTABLE TO:
  Accumulation Units Outstanding                               $   228,882,992    $   231,428,687   $  1,736,106,245
  Contracts in Payout (Annuitization) Period                            38,194             50,244            592,140
  Funds Retained in Separate Account A by VALIC                              -                  -                  -
                                                             --------------------------------------------------------
TOTAL NET ASSETS                                               $   228,921,186    $   231,478,931   $  1,736,698,385
                                                             ========================================================

TOTAL UNITS OUTSTANDING                                         81,579,290.991     86,023,391.637    518,075,675.671
                                                             ========================================================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
-------------------------------------------------------------

INVESTMENT INCOME:
  Dividends From Mutual Funds                                  $    12,951,513    $     8,689,319   $     33,964,840
EXPENSES:
  Mortality And Expense Risk Charge                                  3,319,818          3,365,170         19,086,012
  Reimbursements Of Expenses                                          (680,441)          (696,980)                 -
                                                             --------------------------------------------------------
Net Investment Income (Loss)                                   $    10,312,136    $     6,021,129   $     14,878,828
                                                             --------------------------------------------------------

REALIZED GAINS (LOSSES) ON INVESTMENTS:
  Realized Gains (Losses) on Sale of Fund Shares               $    18,891,938    $      (806,407)  $     58,066,745
  Capital Gains Distributions From Mutual Funds                      2,411,273          2,697,372         36,492,357
                                                             --------------------------------------------------------
Realized Gains (Losses) On Investments                              21,303,211          1,890,965         94,559,102
                                                             --------------------------------------------------------

Change in Unrealized Appreciation (Depreciation) During The
  Period                                                           (51,297,380)       (49,864,009)       295,217,136
                                                             --------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS              $   (19,682,033)   $   (41,951,915)  $    404,655,066
                                                             ========================================================

                                                                 VANGUARD
                                                                WELLINGTON
                                                                   FUND
                                                             ----------------
                                                                DIVISION 25
                                                             ----------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2013
-------------------------------------------------------------
ASSETS AND LIABILITIES:
  Investments in Shares Of Mutual Funds, at Fair Value       $  1,746,426,617
  Balance Due From (To) VALIC General Account, Net                    529,257
  Receivable (Payable) For Mutual Fund Sales (Purchases),
   Net                                                               (434,595)
                                                             ----------------
Net Assets & Liabilities                                     $  1,746,521,279
                                                             ================

CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
  Reserves For Redeemable Annuity Contracts (Net of
   Applicable Contract Loans - Partial Withdrawals with
   Right of Reinvestment)                                    $  1,742,842,273
  Reserves For Annuity Contracts On Benefit                         3,679,006
                                                             ----------------
Total Contract Owner Reserves                                   1,746,521,279
  Capital Surplus                                                           -
                                                             ----------------
Total Contract Owner Reserves and Capital Surplus            $  1,746,521,279
                                                             ================

NET ASSETS ATTRIBUTABLE TO:
  Accumulation Units Outstanding                             $  1,742,842,273
  Contracts in Payout (Annuitization) Period                        3,679,006
  Funds Retained in Separate Account A by VALIC                             -
                                                             ----------------
TOTAL NET ASSETS                                             $  1,746,521,279
                                                             ================

TOTAL UNITS OUTSTANDING                                       492,356,352.398
                                                             ================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
-------------------------------------------------------------

INVESTMENT INCOME:
  Dividends From Mutual Funds                                $     42,055,981
EXPENSES:
  Mortality And Expense Risk Charge                                19,746,555
  Reimbursements Of Expenses                                                -
                                                             ----------------
Net Investment Income (Loss)                                 $     22,309,426
                                                             ----------------

REALIZED GAINS (LOSSES) ON INVESTMENTS:
  Realized Gains (Losses) on Sale of Fund Shares             $     23,456,136
  Capital Gains Distributions From Mutual Funds                    67,548,643
                                                             ----------------
Realized Gains (Losses) On Investments                             91,004,779
                                                             ----------------

Change in Unrealized Appreciation (Depreciation) During The
  Period                                                          161,658,340
                                                             ----------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS            $    274,972,545
                                                             ================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)

                            VALIC COMPANY II   VALIC COMPANY II VALIC COMPANY II  VALIC COMPANY II VALIC COMPANY II
                           INTERNATIONAL SMALL SMALL CAP GROWTH SMALL CAP VALUE    MID CAP GROWTH   MID CAP VALUE
                             CAP EQUITY FUND         FUND             FUND              FUND             FUND
                           -----------------------------------------------------------------------------------------
                               DIVISION 33       DIVISION 35      DIVISION 36       DIVISION 37      DIVISION 38
                           -----------------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND
LIABILITIES
AS OF DECEMBER 31, 2013
------------------------
ASSETS AND LIABILITIES:
  Investments in Shares
   Of Mutual Funds, at
   Fair Value               $    571,512,403   $   103,564,915  $    508,125,174  $   137,380,829  $    859,938,396
  Balance Due From (To)
   VALIC General
   Account, Net                     (317,739)           81,096          (101,856)         (39,155)         (450,136)
  Receivable (Payable)
   For Mutual Fund Sales
   (Purchases), Net                  261,597           (91,329)           60,399           18,342           346,236
                           -----------------------------------------------------------------------------------------
Net Assets & Liabilities    $    571,456,261   $   103,554,682  $    508,083,717  $   137,360,016  $    859,834,496
                           =========================================================================================

CONTRACT OWNER RESERVES
  AND CAPITAL SURPLUS:
  Reserves For
   Redeemable Annuity
   Contracts (Net of
   Applicable Contract
   Loans - Partial
   Withdrawals with
   Right of Reinvestment)   $    571,372,193   $   103,544,935  $    507,930,642  $   137,355,885  $    859,670,985
  Reserves For Annuity
   Contracts On Benefit               84,068             9,747           153,075            4,131           163,511
                           -----------------------------------------------------------------------------------------
Total Contract Owner
  Reserves                       571,456,261       103,554,682       508,083,717      137,360,016       859,834,496
  Capital Surplus.........                 -                 -                 -                -                 -
                           -----------------------------------------------------------------------------------------
Total Contract Owner
  Reserves and Capital
  Surplus                   $    571,456,261   $   103,554,682  $    508,083,717  $   137,360,016  $    859,834,496
                           =========================================================================================

NET ASSETS ATTRIBUTABLE
  TO:
  Accumulation Units
   Outstanding              $    571,372,193   $   103,544,935  $    507,930,642  $   137,355,885  $    859,670,985
  Contracts in Payout
   (Annuitization) Period             84,068             9,747           153,075            4,131           163,511
  Funds Retained in
   Separate Account A by
   VALIC                                   -                 -                 -                -                 -
                           -----------------------------------------------------------------------------------------
TOTAL NET ASSETS            $    571,456,261   $   103,554,682  $    508,083,717  $   137,360,016  $    859,834,496
                           =========================================================================================

TOTAL UNITS OUTSTANDING      260,892,107.953    38,766,456.579   148,027,349.862   74,464,696.626   176,026,322.899
                           =========================================================================================
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 2013
------------------------

INVESTMENT INCOME:
  Dividends From Mutual
   Funds                    $              -   $             -  $              -  $             -  $              -
EXPENSES:
  Mortality And Expense
   Risk Charge                     5,259,780           829,231         4,548,593        1,174,999         7,467,457
  Reimbursements Of
   Expenses                       (1,349,527)         (214,629)       (1,180,742)        (301,375)       (1,962,244)
                           -----------------------------------------------------------------------------------------
Net Investment Income
  (Loss)                    $     (3,910,253)  $      (614,602) $     (3,367,851) $      (873,624) $     (5,505,213)
                           -----------------------------------------------------------------------------------------
REALIZED GAINS (LOSSES)
  ON INVESTMENTS:
  Realized Gains
   (Losses) on Sale of
   Fund Shares              $     25,759,898   $     9,791,138  $     32,955,534  $    14,649,225  $     55,485,609
  Capital Gains
   Distributions From
   Mutual Funds                            -                 -                 -                -                 -
                           -----------------------------------------------------------------------------------------
Realized Gains (Losses)
  On Investments                  25,759,898         9,791,138        32,955,534       14,649,225        55,485,609
                           -----------------------------------------------------------------------------------------
Change in Unrealized
  Appreciation
  (Depreciation) During
  The Period                      77,661,424        23,613,669       111,770,039       17,998,147       176,082,156
                           -----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS                $     99,511,069   $    32,790,205  $    141,357,722  $    31,773,748  $    226,062,552
                           =========================================================================================

                           VALIC COMPANY II  VALIC COMPANY II
                                CAPITAL      LARGE CAP VALUE
                           APPRECIATION FUND       FUND
                           ----------------------------------
                              DIVISION 39      DIVISION 40
                           ----------------------------------
STATEMENTS OF ASSETS AND
LIABILITIES
AS OF DECEMBER 31, 2013
------------------------
ASSETS AND LIABILITIES:
  Investments in Shares
   Of Mutual Funds, at
   Fair Value               $    41,610,573  $   191,344,314
  Balance Due From (To)
   VALIC General
   Account, Net                      (7,733)        (118,510)
  Receivable (Payable)
   For Mutual Fund Sales
   (Purchases), Net                     918           75,489
                           ----------------------------------
Net Assets & Liabilities    $    41,603,758  $   191,301,293
                           ==================================

CONTRACT OWNER RESERVES
  AND CAPITAL SURPLUS:
  Reserves For
   Redeemable Annuity
   Contracts (Net of
   Applicable Contract
   Loans - Partial
   Withdrawals with
   Right of Reinvestment)   $    41,603,758  $   191,298,228
  Reserves For Annuity
   Contracts On Benefit                   -            3,065
                           ----------------------------------
Total Contract Owner
  Reserves                       41,603,758      191,301,293
  Capital Surplus.........                -                -
                           ----------------------------------
Total Contract Owner
  Reserves and Capital
  Surplus                   $    41,603,758  $   191,301,293
                           ==================================

NET ASSETS ATTRIBUTABLE
  TO:
  Accumulation Units
   Outstanding              $    41,603,758  $   191,298,228
  Contracts in Payout
   (Annuitization) Period                 -            3,065
  Funds Retained in
   Separate Account A by
   VALIC                                  -                -
                           ----------------------------------
TOTAL NET ASSETS            $    41,603,758  $   191,301,293
                           ==================================

TOTAL UNITS OUTSTANDING      27,282,384.341   75,961,321.898
                           ==================================
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 2013
------------------------

INVESTMENT INCOME:
  Dividends From Mutual
   Funds                    $             -  $             -
EXPENSES:
  Mortality And Expense
   Risk Charge                      354,985        1,670,092
  Reimbursements Of
   Expenses                         (92,298)        (428,687)
                           ----------------------------------
Net Investment Income
  (Loss)                    $      (262,687) $    (1,241,405)
                           ----------------------------------
REALIZED GAINS (LOSSES)
  ON INVESTMENTS:
  Realized Gains
   (Losses) on Sale of
   Fund Shares              $     2,952,840  $     8,498,534
  Capital Gains
   Distributions From
   Mutual Funds                           -                -
                           ----------------------------------
Realized Gains (Losses)
  On Investments                  2,952,840        8,498,534
                           ----------------------------------
Change in Unrealized
  Appreciation
  (Depreciation) During
  The Period                      8,549,599       43,240,600
                           ----------------------------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS                $    11,239,752  $    50,497,729
                           ==================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)


                             VALIC COMPANY II   VALIC COMPANY II    VALIC COMPANY I    VALIC COMPANY II  VALIC COMPANY II
                           SOCIALLY RESPONSIBLE MONEY MARKET II   NASDAQ-100 (R) INDEX AGGRESSIVE GROWTH MODERATE GROWTH
                                   FUND               FUND                FUND          LIFESTYLE FUND    LIFESTYLE FUND
                           -----------------------------------------------------------------------------------------------
                               DIVISION 41        DIVISION 44         DIVISION 46         DIVISION 48      DIVISION 49
                           -----------------------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND
LIABILITIES
AS OF DECEMBER 31, 2013
------------------------

ASSETS AND LIABILITIES:
  Investments in Shares
   Of Mutual Funds, at
   Fair Value                $    640,824,689   $    181,703,162    $    202,643,834   $    456,783,212  $    687,451,769
  Balance Due From (To)
   VALIC General
   Account, Net                      (501,007)          (256,036)            (14,151)           (60,062)          407,742
  Receivable (Payable)
   For Mutual Fund Sales
   (Purchases), Net                   401,995            239,055              (4,913)           (32,681)         (515,520)
                           -----------------------------------------------------------------------------------------------
Net Assets & Liabilities     $    640,725,677   $    181,686,181    $    202,624,770   $    456,690,469  $    687,343,991
                           ===============================================================================================

CONTRACT OWNER RESERVES
  AND CAPITAL SURPLUS:
  Reserves For
   Redeemable Annuity
   Contracts (Net of
   Applicable Contract
   Loans - Partial
   Withdrawals with
   Right of Reinvestment)    $    640,681,136   $    181,652,406    $    202,613,953   $    456,622,996  $    687,312,694
  Reserves For Annuity
   Contracts On Benefit                44,541             33,775              10,817             67,473            31,297
                           -----------------------------------------------------------------------------------------------
Total Contract Owner
  Reserves                        640,725,677        181,686,181         202,624,770        456,690,469       687,343,991
  Capital Surplus                           -                  -                   -                  -                 -
                           -----------------------------------------------------------------------------------------------
Total Contract Owner
  Reserves and Capital
  Surplus                    $    640,725,677   $    181,686,181    $    202,624,770   $    456,690,469  $    687,343,991
                           ===============================================================================================

NET ASSETS ATTRIBUTABLE
  TO:
  Accumulation Units
   Outstanding               $    640,681,136   $    181,652,406    $    202,613,953   $    456,622,996  $    687,312,694
  Contracts in Payout
   (Annuitization) Period              44,541             33,775              10,817             67,473            31,297
  Funds Retained in
   Separate Account A by
   VALIC                                    -                  -                   -                  -                 -
                           -----------------------------------------------------------------------------------------------
TOTAL NET ASSETS             $    640,725,677   $    181,686,181    $    202,624,770   $    456,690,469  $    687,343,991
                           ===============================================================================================

TOTAL UNITS OUTSTANDING       295,531,537.104    146,653,378.013     205,690,153.138    170,126,711.530   250,903,679.519
                           ===============================================================================================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 2013
------------------------

INVESTMENT INCOME:
  Dividends From Mutual
   Funds                     $              -   $         17,772    $              -   $              -  $              -
EXPENSES:
  Mortality And Expense
   Risk Charge                      5,790,920          1,707,433           1,668,211          3,831,442         5,768,514
  Reimbursements Of
   Expenses                        (1,481,242)          (437,036)                  -           (987,537)       (1,478,502)
                           -----------------------------------------------------------------------------------------------
Net Investment Income
  (Loss)                     $     (4,309,678)  $     (1,252,625)   $     (1,668,211)  $     (2,843,905) $     (4,290,012)
                           -----------------------------------------------------------------------------------------------

REALIZED GAINS (LOSSES)
  ON INVESTMENTS:
  Realized Gains
   (Losses) on Sale of
   Fund Shares               $     40,646,295   $             (1)   $     10,439,476   $      7,029,114  $      4,982,573
  Capital Gains
   Distributions From
   Mutual Funds                             -                  -                   -                  -                 -
                           -----------------------------------------------------------------------------------------------
Realized Gains (Losses)
  On Investments                   40,646,295                 (1)         10,439,476          7,029,114         4,982,573
                           -----------------------------------------------------------------------------------------------

Change in Unrealized
  Appreciation
  (Depreciation) During
  The Period                      138,285,274                  1          43,947,634         71,714,292        86,309,411
                           -----------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS                 $    174,621,891   $     (1,252,625)   $     52,718,899   $     75,899,501  $     87,001,972
                           ===============================================================================================

                            VALIC COMPANY II   VANGUARD LIFESTRATEGY
                           CONSERVATIVE GROWTH        GROWTH
                             LIFESTYLE FUND            FUND
                           -----------------------------------------
                               DIVISION 50          DIVISION 52
                           -----------------------------------------
STATEMENTS OF ASSETS AND
LIABILITIES
AS OF DECEMBER 31, 2013
------------------------

ASSETS AND LIABILITIES:
  Investments in Shares
   Of Mutual Funds, at
   Fair Value               $    283,021,348      $   202,758,024
  Balance Due From (To)
   VALIC General
   Account, Net                      (55,610)              51,242
  Receivable (Payable)
   For Mutual Fund Sales
   (Purchases), Net                   46,665              (76,229)
                           -----------------------------------------
Net Assets & Liabilities    $    283,012,403      $   202,733,037
                           =========================================

CONTRACT OWNER RESERVES
  AND CAPITAL SURPLUS:
  Reserves For
   Redeemable Annuity
   Contracts (Net of
   Applicable Contract
   Loans - Partial
   Withdrawals with
   Right of Reinvestment)   $    282,647,721      $   202,715,739
  Reserves For Annuity
   Contracts On Benefit              364,682               17,298
                           -----------------------------------------
Total Contract Owner
  Reserves                       283,012,403          202,733,037
  Capital Surplus                          -                    -
                           -----------------------------------------
Total Contract Owner
  Reserves and Capital
  Surplus                   $    283,012,403      $   202,733,037
                           =========================================

NET ASSETS ATTRIBUTABLE
  TO:
  Accumulation Units
   Outstanding              $    282,647,721      $   202,715,739
  Contracts in Payout
   (Annuitization) Period            364,682               17,298
  Funds Retained in
   Separate Account A by
   VALIC                                   -                    -
                           -----------------------------------------
TOTAL NET ASSETS            $    283,012,403      $   202,733,037
                           =========================================

TOTAL UNITS OUTSTANDING      110,543,209.585       99,329,636.632
                           =========================================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 2013
------------------------

INVESTMENT INCOME:
  Dividends From Mutual
   Funds                    $              -      $     3,837,676
EXPENSES:
  Mortality And Expense
   Risk Charge                     2,514,675            2,249,108
  Reimbursements Of
   Expenses                         (639,482)                   -
                           -----------------------------------------
Net Investment Income
  (Loss)                    $     (1,875,193)     $     1,588,568
                           -----------------------------------------

REALIZED GAINS (LOSSES)
  ON INVESTMENTS:
  Realized Gains
   (Losses) on Sale of
   Fund Shares              $      6,442,718      $     1,679,661
  Capital Gains
   Distributions From
   Mutual Funds                            -              391,317
                           -----------------------------------------
Realized Gains (Losses)
  On Investments                   6,442,718            2,070,978
                           -----------------------------------------

Change in Unrealized
  Appreciation
  (Depreciation) During
  The Period                      16,481,791           29,522,687
                           -----------------------------------------

INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS                $     21,049,316      $    33,182,233
                           =========================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)

                           VANGUARD LIFESTRATEGY VANGUARD LIFESTRATEGY VALIC COMPANY II  VALIC COMPANY II  VALIC COMPANY II
                              MODERATE GROWTH     CONSERVATIVE GROWTH     CORE BOND       STRATEGIC BOND   HIGH YIELD BOND
                                   FUND                  FUND                FUND              FUND              FUND
                           -------------------------------------------------------------------------------------------------
                                DIVISION 53           DIVISION 54        DIVISION 58       DIVISION 59       DIVISION 60
                           -------------------------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND
LIABILITIES
AS OF DECEMBER 31, 2013
------------------------

ASSETS AND LIABILITIES:
  Investments in Shares
   Of Mutual Funds, at
   Fair Value                $    213,651,590       $    79,838,054    $    673,287,176  $    589,950,421  $    313,281,767
  Balance Due From (To)
   VALIC General
   Account, Net                        43,087                57,466             805,754          (104,077)           57,175
  Receivable (Payable)
   For Mutual Fund Sales
   (Purchases), Net                   (70,456)              (65,737)           (925,917)            4,094          (116,787)
                           -------------------------------------------------------------------------------------------------
Net Assets & Liabilities     $    213,624,221       $    79,829,783    $    673,167,013  $    589,850,438  $    313,222,155
                           =================================================================================================
CONTRACT OWNER RESERVES
  AND CAPITAL SURPLUS:
  Reserves For
   Redeemable Annuity
   Contracts (Net of
   Applicable Contract
   Loans - Partial
   Withdrawals with
   Right of Reinvestment)    $    213,614,207       $    79,829,783    $    673,154,216  $    589,675,354  $    313,209,578
  Reserves For Annuity
   Contracts On Benefit                10,014                     -              12,797           175,084            12,577
                           -------------------------------------------------------------------------------------------------
Total Contract Owner
  Reserves                        213,624,221            79,829,783         673,167,013       589,850,438       313,222,155
  Capital Surplus                           -                     -                   -                 -                 -
                           -------------------------------------------------------------------------------------------------
Total Contract Owner
  Reserves and Capital
  Surplus                    $    213,624,221       $    79,829,783    $    673,167,013  $    589,850,438  $    313,222,155
                           =================================================================================================
NET ASSETS ATTRIBUTABLE
  TO:
  Accumulation Units
   Outstanding               $    213,614,207       $    79,829,783    $    673,154,216  $    589,675,354  $    313,209,578
  Contracts in Payout
   (Annuitization) Period              10,014                     -              12,797           175,084            12,577
  Funds Retained in
   Separate Account A by
   VALIC                                    -                     -                   -                 -                 -
                           -------------------------------------------------------------------------------------------------
TOTAL NET ASSETS             $    213,624,221       $    79,829,783    $    673,167,013  $    589,850,438  $    313,222,155
                           =================================================================================================
TOTAL UNITS OUTSTANDING       106,714,552.950        42,663,205.140     358,357,887.776   227,490,947.466   129,319,536.129
                           =================================================================================================
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 2013
------------------------
INVESTMENT INCOME:
  Dividends From Mutual
   Funds                     $      4,045,238       $     1,570,069    $              -  $              -  $              -
EXPENSES:
  Mortality And Expense
   Risk Charge                      2,434,900               957,014           5,286,492         5,898,774         2,975,937
  Reimbursements Of
   Expenses                                 -                     -          (1,365,667)       (1,518,604)         (757,250)
                           -------------------------------------------------------------------------------------------------
Net Investment Income
  (Loss)                     $      1,610,338       $       613,055    $     (3,920,825) $     (4,380,170) $     (2,218,687)
                           -------------------------------------------------------------------------------------------------
REALIZED GAINS (LOSSES)
  ON INVESTMENTS:
  Realized Gains
   (Losses) on Sale of
   Fund Shares               $      2,016,491       $     4,561,857    $      2,650,456  $      5,409,632  $     14,286,841
  Capital Gains
   Distributions From
   Mutual Funds                       592,609               410,173                   -                 -                 -
                           -------------------------------------------------------------------------------------------------
Realized Gains (Losses)
  On Investments                    2,609,100             4,972,030           2,650,456         5,409,632        14,286,841
                           -------------------------------------------------------------------------------------------------

Change in Unrealized
  Appreciation
  (Depreciation) During
  The Period                       21,332,026               238,352         (11,880,460)       (4,834,717)        1,289,681
                           -------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS                 $     25,551,464       $     5,823,437    $    (13,150,829) $     (3,805,255) $     13,357,835
                           =================================================================================================

                                                  ARIEL
                                 ARIEL         APPRECIATION
                                 FUND              FUND
                           -----------------------------------
                              DIVISION 68      DIVISION 69
                           -----------------------------------
STATEMENTS OF ASSETS AND
LIABILITIES
AS OF DECEMBER 31, 2013
------------------------

ASSETS AND LIABILITIES:
  Investments in Shares
   Of Mutual Funds, at
   Fair Value              $    476,239,189  $    453,720,122
  Balance Due From (To)
   VALIC General
   Account, Net                    (134,129)           12,471
  Receivable (Payable)
   For Mutual Fund Sales
   (Purchases), Net                  91,052           (59,366)
                           -----------------------------------
Net Assets & Liabilities   $    476,196,112  $    453,673,227
                           ===================================
CONTRACT OWNER RESERVES
  AND CAPITAL SURPLUS:
  Reserves For
   Redeemable Annuity
   Contracts (Net of
   Applicable Contract
   Loans - Partial
   Withdrawals with
   Right of Reinvestment)  $    476,010,001  $    453,274,735
  Reserves For Annuity
   Contracts On Benefit             186,111           398,492
                           -----------------------------------
Total Contract Owner
  Reserves                      476,196,112       453,673,227
  Capital Surplus                         -                 -
                           -----------------------------------
Total Contract Owner
  Reserves and Capital
  Surplus                  $    476,196,112  $    453,673,227
                           ===================================
NET ASSETS ATTRIBUTABLE
  TO:
  Accumulation Units
   Outstanding             $    476,010,001  $    453,274,735
  Contracts in Payout
   (Annuitization) Period           186,111           398,492
  Funds Retained in
   Separate Account A by
   VALIC                                  -                 -
                           -----------------------------------
TOTAL NET ASSETS           $    476,196,112  $    453,673,227
                           ===================================
TOTAL UNITS OUTSTANDING     164,454,221.443   151,676,463.460
                           ===================================
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 2013
------------------------
INVESTMENT INCOME:
  Dividends From Mutual
   Funds                   $      2,626,656  $      3,419,043
EXPENSES:
  Mortality And Expense
   Risk Charge                    4,845,571         4,498,984
  Reimbursements Of
   Expenses                      (1,029,159)         (940,712)
                           -----------------------------------
Net Investment Income
  (Loss)                   $     (1,189,756) $       (139,229)
                           -----------------------------------
REALIZED GAINS (LOSSES)
  ON INVESTMENTS:
  Realized Gains
   (Losses) on Sale of
   Fund Shares             $     24,348,034  $     13,213,050
  Capital Gains
   Distributions From
   Mutual Funds                           -        27,588,574
                           -----------------------------------
Realized Gains (Losses)
  On Investments                 24,348,034        40,801,624
                           -----------------------------------

Change in Unrealized
  Appreciation
  (Depreciation) During
  The Period                    124,172,130        95,260,581
                           -----------------------------------

INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS               $    147,330,408  $    135,922,976
                           ===================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)


                                                               LOU HOLLAND    VALIC COMPANY I    VALIC COMPANY I
                                                                 GROWTH       BLUE CHIP GROWTH   HEALTH SCIENCES
                                                                  FUND              FUND              FUND
                                                             ---------------  ----------------  ----------------
                                                               DIVISION 70      DIVISION 72        DIVISION 73
                                                             ---------------  ----------------  ----------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2013
-------------------------------------------------------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at Fair Value      $    72,356,670  $    531,044,284  $    533,170,177
   Balance Due From (To) VALIC General Account, Net                  (26,233)         (249,465)          173,393
   Receivable (Payable) For Mutual Fund Sales (Purchases),
     Net                                                              16,194           163,423          (216,499)
                                                             ----------------------------------------------------
Net Assets & Liabilities                                     $    72,346,631  $    530,958,242  $    533,127,071
                                                             ====================================================

CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts (Net of
     Applicable Contract Loans - Partial Withdrawals with
     Right of Reinvestment)                                  $    72,334,597  $    530,906,199  $    533,024,317
   Reserves For Annuity Contracts On Benefit                          12,034            52,043           102,754
                                                             ----------------------------------------------------
Total Contract Owner Reserves                                     72,346,631       530,958,242       533,127,071
  Capital Surplus                                                          -                 -                 -
                                                             ----------------------------------------------------
Total Contract Owner Reserves and Capital Surplus            $    72,346,631  $    530,958,242  $    533,127,071
                                                             ====================================================

NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding                            $    72,334,597  $    530,906,199  $    533,024,317
   Contracts in Payout (Annuitization) Period                         12,034            52,043           102,754
   Funds Retained in Separate Account A by VALIC                           -                 -                 -
                                                             ----------------------------------------------------

TOTAL NET ASSETS                                             $    72,346,631  $    530,958,242  $    533,127,071
                                                             ====================================================
TOTAL UNITS OUTSTANDING                                       45,990,313.316   335,063,576.149   169,470,941.150
                                                             ====================================================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
-------------------------------------------------------------

INVESTMENT INCOME:
   Dividends From Mutual Funds                               $         2,294  $              -  $              -
EXPENSES:
   Mortality And Expense Risk Charge                                 782,263         4,481,593         4,099,765
   Reimbursements Of Expenses                                       (166,242)                -                 -
                                                             ----------------------------------------------------
Net Investment Income (Loss)                                 $      (613,727) $     (4,481,593) $     (4,099,765)
                                                             ----------------------------------------------------

REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund Shares            $     6,109,549  $     25,490,990  $      9,148,838
   Capital Gains Distributions From Mutual Funds                   5,245,043                 -                 -
                                                             ----------------------------------------------------
Realized Gains (Losses) On Investments                            11,354,592        25,490,990         9,148,838
                                                             ----------------------------------------------------

Change in Unrealized Appreciation (Depreciation) During The
  Period                                                           7,413,553       135,521,250       162,146,104
                                                             ----------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS            $    18,154,418  $    156,530,647  $    167,195,177
                                                             ====================================================

                                                             VALIC COMPANY I     VALIC COMPANY I     VALIC COMPANY I
                                                                  VALUE       BROAD CAP VALUE INCOME LARGE CAP CORE
                                                                  FUND                 FUND               FUND
                                                             ---------------  ---------------------- ---------------
                                                               DIVISION 74         DIVISION 75         DIVISION 76
                                                             ---------------  ---------------------- ---------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2013
-------------------------------------------------------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at Fair Value      $   107,216,363     $    41,762,060     $   170,604,364
   Balance Due From (To) VALIC General Account, Net                  (89,792)             16,214              10,237
   Receivable (Payable) For Mutual Fund Sales (Purchases),
     Net                                                              61,971             (22,221)            (34,611)
                                                             --------------------------------------------------------
Net Assets & Liabilities                                     $   107,188,542     $    41,756,053     $   170,579,990
                                                             ========================================================

CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts (Net of
     Applicable Contract Loans - Partial Withdrawals with
     Right of Reinvestment)                                  $   107,188,542     $    41,756,053     $   170,555,548
   Reserves For Annuity Contracts On Benefit                               -                   -              24,442
                                                             --------------------------------------------------------
Total Contract Owner Reserves                                    107,188,542          41,756,053         170,579,990
  Capital Surplus                                                          -                   -                   -
                                                             --------------------------------------------------------
Total Contract Owner Reserves and Capital Surplus            $   107,188,542     $    41,756,053     $   170,579,990
                                                             ========================================================

NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding                            $   107,188,542     $    41,756,053     $   170,555,548
   Contracts in Payout (Annuitization) Period                              -                   -              24,442
   Funds Retained in Separate Account A by VALIC                           -                   -                   -
                                                             --------------------------------------------------------

TOTAL NET ASSETS                                             $   107,188,542     $    41,756,053     $   170,579,990
                                                             ========================================================
TOTAL UNITS OUTSTANDING                                       58,431,391.352      25,690,410.366      88,578,359.344
                                                             ========================================================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
-------------------------------------------------------------

INVESTMENT INCOME:
   Dividends From Mutual Funds                               $             -     $             -     $             -
EXPENSES:
   Mortality And Expense Risk Charge                                 968,806             376,117           1,483,880
   Reimbursements Of Expenses                                              -                   -                   -
                                                             --------------------------------------------------------
Net Investment Income (Loss)                                 $      (968,806)    $      (376,117)    $    (1,483,880)
                                                             --------------------------------------------------------

REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund Shares            $     6,920,206     $     3,355,755     $     8,867,991
   Capital Gains Distributions From Mutual Funds                           -                   -                   -
                                                             --------------------------------------------------------
Realized Gains (Losses) On Investments                             6,920,206           3,355,755           8,867,991
                                                             --------------------------------------------------------

Change in Unrealized Appreciation (Depreciation) During The
  Period                                                          20,225,266           8,071,038          38,552,041
                                                             --------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS            $    26,176,666     $    11,050,676     $    45,936,152
                                                             ========================================================

                                                               VALIC COMPANY I
                                                             INFLATION PROTECTED
                                                                    FUND
                                                             -------------------
                                                                 DIVISION 77
                                                             -------------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2013
-------------------------------------------------------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at Fair Value       $    410,230,619
   Balance Due From (To) VALIC General Account, Net                    416,484
   Receivable (Payable) For Mutual Fund Sales (Purchases),
     Net                                                              (481,430)
                                                              ----------------
Net Assets & Liabilities                                      $    410,165,673
                                                              ================

CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts (Net of
     Applicable Contract Loans - Partial Withdrawals with
     Right of Reinvestment)                                   $    410,029,173
   Reserves For Annuity Contracts On Benefit                           136,500
                                                              ----------------
Total Contract Owner Reserves                                      410,165,673
  Capital Surplus                                                            -
                                                              ----------------
Total Contract Owner Reserves and Capital Surplus             $    410,165,673
                                                              ================

NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding                             $    410,029,173
   Contracts in Payout (Annuitization) Period                          136,500
   Funds Retained in Separate Account A by VALIC                             -
                                                              ----------------

TOTAL NET ASSETS                                              $    410,165,673
                                                              ================
TOTAL UNITS OUTSTANDING                                        321,428,321.089
                                                              ================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
-------------------------------------------------------------

INVESTMENT INCOME:
   Dividends From Mutual Funds                                $              -
EXPENSES:
   Mortality And Expense Risk Charge                                 4,058,532
   Reimbursements Of Expenses                                                -
                                                              ----------------
Net Investment Income (Loss)                                  $     (4,058,532)
                                                              ----------------

REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund Shares             $      7,087,397
   Capital Gains Distributions From Mutual Funds                             -
                                                              ----------------
Realized Gains (Losses) On Investments                               7,087,397
                                                              ----------------

Change in Unrealized Appreciation (Depreciation) During The
  Period                                                           (37,483,118)
                                                              ----------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS             $    (34,454,253)
                                                              ================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)


                                 VALIC COMPANY I    VALIC COMPANY I      SUNAMERICA 2020       VALIC COMPANY I
                                     GROWTH       LARGE CAPITAL GROWTH HIGH WATERMARK FUND MID CAP STRATEGIC GROWTH
                                      FUND                FUND                FUND                   FUND
                                -----------------------------------------------------------------------------------
                                   DIVISION 78        DIVISION 79          DIVISION 82           DIVISION 83
                                -----------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND
LIABILITIES
AS OF DECEMBER 31, 2013
--------------------------------
ASSETS AND LIABILITIES:
  Investments in Shares Of
   Mutual Funds, at Fair Value  $    933,602,161    $    406,428,488     $    11,583,997       $    298,182,930
  Balance Due From (To) VALIC
   General Account, Net                 (213,517)            (17,037)             (5,780)               (99,603)
  Receivable (Payable) For
   Mutual Fund Sales
   (Purchases), Net                      103,107             (25,424)              4,446                 73,000
                                -----------------------------------------------------------------------------------
Net Assets & Liabilities        $    933,491,751    $    406,386,027     $    11,582,663       $    298,156,327
                                ===================================================================================

CONTRACT OWNER RESERVES AND
  CAPITAL SURPLUS:
  Reserves For Redeemable
   Annuity Contracts (Net of
   Applicable Contract Loans
   - Partial Withdrawals with
   Right of Reinvestment)       $    933,181,785    $    406,259,645     $    11,582,663       $    298,100,316
  Reserves For Annuity
   Contracts On Benefit                  309,966             126,382                   -                 56,011
                                -----------------------------------------------------------------------------------
Total Contract Owner Reserves        933,491,751         406,386,027          11,582,663            298,156,327
  Capital Surplus                              -                   -                   -                      -
                                -----------------------------------------------------------------------------------
Total Contract Owner Reserves
  and Capital Surplus           $    933,491,751    $    406,386,027     $    11,582,663       $    298,156,327
                                ===================================================================================

NET ASSETS ATTRIBUTABLE TO:
  Accumulation Units
   Outstanding                  $    933,181,785    $    406,259,645     $    11,582,663       $    298,100,316
  Contracts in Payout
   (Annuitization) Period                309,966             126,382                   -                 56,011
  Funds Retained in Separate
   Account A by VALIC                          -                   -                   -                      -
                                -----------------------------------------------------------------------------------
TOTAL NET ASSETS                $    933,491,751    $    406,386,027     $    11,582,663       $    298,156,327
                                ===================================================================================

TOTAL UNITS OUTSTANDING          605,497,819.846     262,880,678.151      10,587,517.901        152,806,745.721
                                ===================================================================================
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 2013
--------------------------------

INVESTMENT INCOME:
  Dividends From Mutual Funds   $              -    $              -     $       338,124       $              -
EXPENSES:
  Mortality And Expense Risk
   Charge                              7,880,765           3,530,769             164,931              2,490,684
  Reimbursements Of Expenses                   -                   -                   -                      -
                                -----------------------------------------------------------------------------------
Net Investment Income (Loss)    $     (7,880,765)   $     (3,530,769)    $       173,193       $     (2,490,684)
                                ===================================================================================

REALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Realized Gains (Losses) on
   Sale of Fund Shares          $     44,272,430    $     14,377,246     $       490,022       $     18,926,679
  Capital Gains Distributions
   From Mutual Funds                           -                   -                   -                      -
                                -----------------------------------------------------------------------------------
Realized Gains (Losses) On
  Investments                         44,272,430          14,377,246             490,022             18,926,679
                                -----------------------------------------------------------------------------------

Change in Unrealized
  Appreciation (Depreciation)
  During The Period                  182,566,015          87,760,790          (1,630,523)            66,460,856
                                -----------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS        $    218,957,680    $     98,607,267     $      (967,308)      $     82,896,851
                                ===================================================================================

                                 VALIC COMPANY I  VALIC COMPANY I
                                SMALL CAP SPECIAL    SMALL MID
                                   VALUES FUND      GROWTH FUND
                                ----------------------------------
                                   DIVISION 84      DIVISION 85
                                ----------------------------------
STATEMENTS OF ASSETS AND
LIABILITIES
AS OF DECEMBER 31, 2013
--------------------------------
ASSETS AND LIABILITIES:
  Investments in Shares Of
   Mutual Funds, at Fair Value  $    232,391,582  $   127,127,996
  Balance Due From (To) VALIC
   General Account, Net                 (123,753)         (44,284)
  Receivable (Payable) For
   Mutual Fund Sales
   (Purchases), Net                      108,304           24,021
                                ----------------------------------
Net Assets & Liabilities        $    232,376,133  $   127,107,733
                                ==================================

CONTRACT OWNER RESERVES AND
  CAPITAL SURPLUS:
  Reserves For Redeemable
   Annuity Contracts (Net of
   Applicable Contract Loans
   - Partial Withdrawals with
   Right of Reinvestment)       $    232,273,811  $   127,096,318
  Reserves For Annuity
   Contracts On Benefit                  102,322           11,415
                                ----------------------------------
Total Contract Owner Reserves        232,376,133      127,107,733
  Capital Surplus                              -                -
                                ----------------------------------
Total Contract Owner Reserves
  and Capital Surplus           $    232,376,133  $   127,107,733
                                ==================================

NET ASSETS ATTRIBUTABLE TO:
  Accumulation Units
   Outstanding                  $    232,273,811  $   127,096,318
  Contracts in Payout
   (Annuitization) Period                102,322           11,415
  Funds Retained in Separate
   Account A by VALIC                          -                -
                                ----------------------------------
TOTAL NET ASSETS                $    232,376,133  $   127,107,733
                                ==================================

TOTAL UNITS OUTSTANDING          152,559,229.495   86,006,159.019
                                ==================================
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 2013
--------------------------------

INVESTMENT INCOME:
  Dividends From Mutual Funds   $              -  $             -
EXPENSES:
  Mortality And Expense Risk
   Charge                              1,966,809        1,079,010
  Reimbursements Of Expenses                   -                -
                                ----------------------------------
Net Investment Income (Loss)    $     (1,966,809) $    (1,079,010)
                                ==================================

REALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Realized Gains (Losses) on
   Sale of Fund Shares          $     15,277,115  $     7,554,989
  Capital Gains Distributions
   From Mutual Funds                           -                -
                                ----------------------------------
Realized Gains (Losses) On
  Investments                         15,277,115        7,554,989
                                ----------------------------------

Change in Unrealized
  Appreciation (Depreciation)
  During The Period                   53,636,365       26,275,792
                                ----------------------------------

INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS        $     66,946,671  $    32,751,771
                                ==================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)



                             VALIC COMPANY I     VALIC COMPANY I    VALIC COMPANY I   VALIC COMPANY I   VALIC COMPANY I
                           SMALL CAP AGGRESSIVE EMERGING ECONOMIES  GLOBAL STRATEGY    FOREIGN VALUE   GLOBAL REAL ESTATE
                               GROWTH FUND             FUND              FUND              FUND               FUND
                           -----------------------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND
LIABILITIES
AS OF DECEMBER 31, 2013        DIVISION 86         DIVISION 87        DIVISION 88       DIVISION 89       DIVISION 101
------------------------   -------------------- ------------------ ----------------  ----------------  ------------------

ASSETS AND LIABILITIES:
  Investments in Shares
   Of Mutual Funds, at
   Fair Value                $   110,650,518     $    588,772,425  $    536,338,199  $    971,699,920   $    306,920,993
  Balance Due From (To)
   VALIC General
   Account, Net                       29,286             (123,570)           (8,991)         (291,781)           (56,319)
  Receivable (Payable)
   For Mutual Fund Sales
   (Purchases), Net                  (40,907)              86,661           (52,752)          177,570               (994)
                           ----------------------------------------------------------------------------------------------
Net Assets & Liabilities     $   110,638,897     $    588,735,516  $    536,276,456  $    971,585,709   $    306,863,680
                           ==============================================================================================
CONTRACT OWNER RESERVES
  AND CAPITAL SURPLUS:
  Reserves For
   Redeemable Annuity
   Contracts (Net of
   Applicable Contract
   Loans - Partial
   Withdrawals with
   Right of Reinvestment)    $   110,628,025     $    588,623,675  $    536,069,735  $    971,467,231   $    306,861,008
  Reserves For Annuity
   Contracts On Benefit               10,872              111,841           206,721           118,478              2,672
                           ----------------------------------------------------------------------------------------------
Total Contract Owner
  Reserves                       110,638,897          588,735,516       536,276,456       971,585,709        306,863,680
  Capital Surplus                          -                    -                 -                 -                  -
                           ----------------------------------------------------------------------------------------------
Total Contract Owner
  Reserves and Capital
  Surplus                    $   110,638,897     $    588,735,516  $    536,276,456  $    971,585,709   $    306,863,680
                           ==============================================================================================
NET ASSETS ATTRIBUTABLE
  TO:
  Accumulation Units
   Outstanding               $   110,628,025     $    588,623,675  $    536,069,735  $    971,467,231   $    306,861,008
  Contracts in Payout
   (Annuitization) Period             10,872              111,841           206,721           118,478              2,672
  Funds Retained in
   Separate Account A by
   VALIC                                   -                    -                 -                 -                  -
                           ----------------------------------------------------------------------------------------------
TOTAL NET ASSETS             $   110,638,897     $    588,735,516  $    536,276,456  $    971,585,709   $    306,863,680
                           ==============================================================================================
TOTAL UNITS OUTSTANDING       56,587,199.198      614,096,738.182   281,255,061.179   667,927,431.315    255,138,170.461
                           ==============================================================================================
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED
  DECEMBER 31, 2013
---------------------------

INVESTMENT INCOME:
  Dividends From Mutual
   Funds                     $             -     $              -  $              -  $              -   $              -
EXPENSES:
  Mortality And Expense
   Risk Charge                       853,079            5,340,379         4,547,149         8,695,250          3,178,071
  Reimbursements Of
   Expenses                                -                    -                 -                 -                  -
                           ----------------------------------------------------------------------------------------------
Net Investment Income
  (Loss)                     $      (853,079)    $     (5,340,379) $     (4,547,149) $     (8,695,250)  $     (3,178,071)
                           ----------------------------------------------------------------------------------------------
REALIZED GAINS (LOSSES)
  ON INVESTMENTS:
  Realized Gains
   (Losses) on Sale of
   Fund Shares               $     6,810,591     $     17,728,569  $      9,620,578  $     55,299,972   $     25,938,277
  Capital Gains
   Distributions From
   Mutual Funds                            -                    -                 -                 -                  -
                           ----------------------------------------------------------------------------------------------
Realized Gains (Losses)
  On Investments                   6,810,591           17,728,569         9,620,578        55,299,972         25,938,277
                           ----------------------------------------------------------------------------------------------
Change in Unrealized
  Appreciation
  (Depreciation) During
  The Period                      28,536,020          (32,455,843)       72,997,523       158,727,564         (9,432,697)
                           ----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS                 $    34,493,532     $    (20,067,653) $     78,070,952  $    205,332,286   $     13,327,509
                           ==============================================================================================

                           INVESCO BALANCE-RISK  VALIC COMPANY I
                            COMMODITY STRATEGY  DYNAMIC ALLOCATION
                                   FUND                FUND
                           ---------------------------------------
STATEMENTS OF ASSETS AND
LIABILITIES
AS OF DECEMBER 31, 2013        DIVISION 102        DIVISION 103
------------------------   -------------------- ------------------

ASSETS AND LIABILITIES:
  Investments in Shares
   Of Mutual Funds, at
   Fair Value                $    242,826,067    $    195,710,625
  Balance Due From (To)
   VALIC General
   Account, Net                       127,556             748,346
  Receivable (Payable)
   For Mutual Fund Sales
   (Purchases), Net                  (145,906)           (752,349)
                           ---------------------------------------
Net Assets & Liabilities     $    242,807,717    $    195,706,622
                           =======================================
CONTRACT OWNER RESERVES
  AND CAPITAL SURPLUS:
  Reserves For
   Redeemable Annuity
   Contracts (Net of
   Applicable Contract
   Loans - Partial
   Withdrawals with
   Right of Reinvestment)    $    242,806,835    $    195,706,622
  Reserves For Annuity
   Contracts On Benefit                   882                   -
                           ---------------------------------------
Total Contract Owner
  Reserves                        242,807,717         195,706,622
  Capital Surplus                           -                   -
                           ---------------------------------------
Total Contract Owner
  Reserves and Capital
  Surplus                    $    242,807,717    $    195,706,622
                           =======================================
NET ASSETS ATTRIBUTABLE
  TO:
  Accumulation Units
   Outstanding               $    242,806,835    $    195,706,622
  Contracts in Payout
   (Annuitization) Period                 882                   -
  Funds Retained in
   Separate Account A by
   VALIC                                    -                   -
                           ---------------------------------------
TOTAL NET ASSETS             $    242,807,717    $    195,706,622
                           =======================================
TOTAL UNITS OUTSTANDING       286,965,143.232     168,659,895.628
                           =======================================
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED
  DECEMBER 31, 2013
---------------------------

INVESTMENT INCOME:
  Dividends From Mutual
   Funds                     $        170,023    $              -
EXPENSES:
  Mortality And Expense
   Risk Charge                      2,174,169             957,909
  Reimbursements Of
   Expenses                                 -                   -
                           ---------------------------------------
Net Investment Income
  (Loss)                     $     (2,004,146)   $       (957,909)
                           ---------------------------------------
REALIZED GAINS (LOSSES)
  ON INVESTMENTS:
  Realized Gains
   (Losses) on Sale of
   Fund Shares               $     (1,418,535)   $      1,210,524
  Capital Gains
   Distributions From
   Mutual Funds                             -             594,836
                           ---------------------------------------
Realized Gains (Losses)
  On Investments                   (1,418,535)          1,805,360
                           ---------------------------------------
Change in Unrealized
  Appreciation
  (Depreciation) During
  The Period                      (30,793,585)         13,886,837
                           ---------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS                 $    (34,216,266)   $     14,734,288
                           =======================================


  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                      SCHEDULES OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2013

                                                                  NET ASSET VALUE   NET ASSET
UNDERLYING FUND                              DIVISION   SHARES       PER SHARE        VALUE           COST      LEVEL /(1)/
---------------------------------------------------------------------------------------------------------------------------
VALIC Company I Capital Conservation Fund        1        230,426     $ 9.88      $    2,276,610 $    2,168,031     1
VALIC Company I Capital Conservation Fund        7     16,587,454       9.88         163,884,043    169,512,026     1
VALIC Company I Money Market I Fund              2        545,752       1.00             545,752        545,752     1
VALIC Company I Money Market I Fund              6    352,703,021       1.00         352,703,021    352,703,022     1
VALIC Company I Mid Cap Index Fund               4    110,307,925      27.90       3,077,591,111  2,256,706,286     1
VALIC Company I Asset Allocation Fund            5     13,103,871      13.22         173,233,170    156,694,449     1
VALIC Company I Government Securities Fund       8     12,126,774      10.66         129,271,410    129,885,899     1
VALIC Company I Stock Index Fund               10A      3,654,198      34.43         125,814,022     96,084,013     1
VALIC Company I Stock Index Fund               10B        360,243      34.43          12,403,173      9,575,240     1
VALIC Company I Stock Index Fund               10C    113,010,575      34.43       3,890,954,084  3,096,500,954     1
VALIC Company I Stock Index Fund               10D        464,173      34.43          15,981,468     12,327,706     1
VALIC Company I International Equities Fund     11    140,563,757       7.33       1,030,332,337  1,134,772,998     1
VALIC Company I Global Social Awareness
  Fund                                          12     20,008,800      20.13         402,777,134    414,244,599     1
VALIC Company I International Government
  Bond Fund                                     13     14,752,184      11.94         176,141,075    199,676,572     1
VALIC Company I Small Cap Index Fund            14     50,347,703      21.60       1,087,510,376    797,096,987     1
VALIC Company I Core Equity Fund                15     14,813,100      18.14         268,709,631    241,637,672     1
VALIC Company I Growth & Income Fund            16      5,924,712      17.06         101,075,593     94,521,836     1
VALIC Company I Science & Technology Fund       17     36,751,717      24.08         884,981,335    674,944,131     1
VALIC Company I Small Cap Fund                  18     23,950,574      16.19         387,759,789    289,988,273     1
VALIC Company I International Growth Fund       20     41,683,652      14.08         586,905,818    492,087,607     1
VALIC Company I Dividend Value Fund             21     41,529,299      13.15         546,110,278    425,823,690     1
Vanguard Long-Term Investment-Grade Fund        22     23,726,418       9.65         228,959,937    250,814,984     1
Vanguard Long-Term Treasury Fund                23     21,238,591      10.90         231,500,646    246,430,186     1
Vanguard Windsor II Fund                        24     47,235,270      36.77       1,736,840,860  1,383,732,649     1
Vanguard Wellington Fund                        25     46,031,276      37.94       1,746,426,617  1,435,932,452     1
VALIC Company II International Small Cap
  Equity                                        33     36,800,541      15.53         571,512,403    616,282,953     1
VALIC Company II Small Cap Growth Fund          35      5,574,000      18.58         103,564,915     88,836,767     1
VALIC Company II Small Cap Value Fund           36     28,026,761      18.13         508,125,174    365,393,933     1
VALIC Company II Mid Cap Growth Fund            37     12,511,915      10.98         137,380,829    139,765,440     1
VALIC Company II Mid Cap Value Fund             38     34,438,863      24.97         859,938,396    626,415,161     1
VALIC Company II Capital Appreciation Fund      39      2,764,822      15.05          41,610,573     33,068,472     1
VALIC Company II Large Cap Value Fund           40     11,624,806      16.46         191,344,314    183,282,608     1
VALIC Company II Socially Responsible Fund      41     37,673,409      17.01         640,824,689    569,335,776     1
VALIC Company II Money Market II Fund           44    181,703,166       1.00         181,703,162    181,703,162     1
VALIC Company I Nasdaq-100(R) Index Fund        46     23,953,172       8.46         202,643,834    143,613,846     1
VALIC Company II Aggressive Growth
  Lifestyle Fund                                48     39,548,330      11.55         456,783,212    359,655,808     1
VALIC Company II Moderate Growth Lifestyle
  Fund                                          49     44,902,140      15.31         687,451,769    563,187,311     1
VALIC Company II Conservative Growth
  Lifestyle Fund                                50     21,787,633      12.99         283,021,348    258,586,036     1
Vanguard LifeStrategy Growth Fund               52      7,340,986      27.62         202,758,024    162,268,401     1
Vanguard LifeStrategy Moderate Growth Fund      53      9,244,985      23.11         213,651,590    180,076,086     1
Vanguard LifeStrategy Conservative Growth
  Fund                                          54      4,423,161      18.05          79,838,054     77,532,006     1
VALIC Company II Core Bond Fund                 58     62,168,714      10.83         673,287,176    674,251,480     1
VALIC Company II Strategic Bond Fund            59     50,857,795      11.60         589,950,421    568,137,450     1
VALIC Company II High Yield Bond Fund           60     39,555,779       7.92         313,281,767    331,747,395     1
Ariel Fund                                      68      6,463,616      73.68         476,239,189    337,617,903     1
Ariel Appreciation Fund                         69      8,142,859      55.72         453,720,122    347,798,473     1
Lou Holland Growth Fund                         70      2,744,942      26.36          72,356,670     61,671,221     1
VALIC Company I Blue Chip Growth Fund           72     30,138,722      17.62         531,044,284    313,787,692     1
VALIC Company I Health Sciences Fund            73     26,110,195      20.42         533,170,177    311,165,837     1
VALIC Company I Value Fund                      74      7,713,408      13.90         107,216,363    128,039,464     1


  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                SCHEDULES OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2013

                                                                      NET ASSET VALUE  NET ASSET
UNDERLYING FUND                                   DIVISION   SHARES      PER SHARE       VALUE       COST     LEVEL /(1)/
-------------------------------------------------------------------------------------------------------------------------
VALIC Company I Broad Cap Value Income Fund          75     2,769,367      15.08       41,762,060  32,702,019     1
VALIC Company I Large Cap Core Fund                  76    11,442,278      14.91      170,604,364 134,049,350     1
VALIC Company I Inflation Protected Fund             77    37,057,870      11.07      410,230,619 405,775,078     1
VALIC Company I Growth Fund                          78    57,523,239      16.23      933,602,161 578,281,477     1
VALIC Company I Large Capital Growth Fund            79    27,780,485      14.63      406,428,488 306,983,062     1
SunAmerica 2020 High Watermark Fund                  82     1,301,573       8.90       11,583,997  14,552,675     1
VALIC Company I Mid Cap Strategic Growth Fund        83    17,748,984      16.80      298,182,930 227,685,095     1
VALIC Company I Small Cap Special Values Fund        84    16,925,825      13.73      232,391,582 189,481,282     1
VALIC Company I Small Mid Growth Fund                85     8,385,752      15.16      127,127,996  90,614,797     1
VALIC Company I Small Cap Aggressive Growth Fund     86     6,681,795      16.56      110,650,518  86,448,348     1
VALIC Company I Emerging Economies Fund              87    72,777,803       8.09      588,772,425 653,931,219     1
VALIC Company I Global Strategy Fund                 88    38,392,140      13.97      536,338,199 464,224,953     1
VALIC Company I Foreign Value Fund                   89    85,839,216      11.32      971,699,920 890,672,454     1
VALIC Company I Global Real Estate Fund             101    34,216,387       8.97      306,920,993 280,643,095     1
Invesco Balanced-Risk Commodity Strategy Fund       102    27,376,107       8.87      242,826,067 286,016,392     1
VALIC Company I Dynamic Allocation Fund             103    16,741,713      11.69      195,710,625 181,843,788     1

/(1)/Represents the level within the fair value hieracrchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.


  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                VALIC COMPANY I            VALIC COMPANY I            VALIC COMPANY I
                                             CAPITAL CONSERVATION       CAPITAL CONSERVATION        MONEY MARKET I FUND
                                                     FUND                       FUND                       FUND
                                           -------------------------------------------------------------------------------
                                                  DIVISION 1                 DIVISION 7                 DIVISION 2
                                           -------------------------------------------------------------------------------
                                             FOR THE      FOR THE      FOR THE       FOR THE       FOR THE      FOR THE
                                            YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                                           DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                                               2013         2012         2013          2012          2013         2012
                                           -------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
 Net Investment Income (Loss)               $  (23,528)  $   28,558  $ (1,771,536) $  2,725,198    $ (5,663)    $ (6,637)
 Net Realized Gains (Losses) From
   Securities Transactions                       3,784       24,637     5,681,151     2,141,618           -            -
 Net Change In Unrealized Appreciation
   (Depreciation) During The Period            (60,843)      75,806   (10,587,220)    3,817,921           -            -
                                           ------------------------------------------------------------------------------
Increase (Decrease) In Net Assets From
  Operations                                   (80,587)     129,001    (6,677,605)    8,684,737      (5,663)      (6,637)
                                           ------------------------------------------------------------------------------
CONTRACT TRANSACTIONS:
 Payments Received From Contract
   Owners                                       21,378      103,989    14,167,918    18,960,150      48,608       15,797
 Surrenders Of Accumulation Units By
   Terminations And Withdrawals                (97,084)    (217,452)  (20,405,806)  (16,929,611)    (71,189)     (20,805)
 Annuity Benefit Payments                         (310)        (324)       (5,030)       (5,212)          -            -
 Transfers Between Subaccounts (including
   fixed account), Net                         (17,811)    (158,247)  (22,195,936)   32,044,154     (30,328)     (85,511)
 Contract Charges                               (1,032)      (1,130)      (19,474)      (20,778)       (270)        (360)
 Adjustments to Net Assets Allocated to
   Contracts in Payout Period                   10,632      (14,995)      (30,125)       (2,877)          -            -
 Increase (decrease) in Amounts Retained
   in Separate Account A                             -            -             -             -           -            -
                                           ------------------------------------------------------------------------------
 Net Increase (Decrease) In Net Assets
   From Contract Transactions                  (84,227)    (288,159)  (28,488,453)   34,045,826     (53,179)     (90,879)
                                           ------------------------------------------------------------------------------
Total Increase (Decrease) In Net Assets       (164,814)    (159,158)  (35,166,058)   42,730,563     (58,842)     (97,516)
NET ASSETS:
Beginning Of Period                          2,434,723    2,593,881   199,039,125   156,308,562     604,479      701,995
                                           ------------------------------------------------------------------------------
End Of Period                               $2,269,909   $2,434,723  $163,873,067  $199,039,125    $545,637     $604,479
                                           ==============================================================================


  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                     VALIC COMPANY I                VALIC COMPANY I               VALIC COMPANY I
                                   MONEY MARKET I FUND               MID CAP INDEX               ASSET ALLOCATION
                                          FUND                           FUND                          FUND
                              -----------------------------------------------------------------------------------------
                                       DIVISION 6                     DIVISION 4                    DIVISION 5
                              -----------------------------------------------------------------------------------------
                                 FOR THE        FOR THE        FOR THE         FOR THE        FOR THE       FOR THE
                                YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED
                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                   2013           2012           2013            2012           2013          2012
                              -----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
 Net Investment Income
   (Loss)                     $  (3,371,938) $  (3,537,580) $  (27,044,908) $    1,216,876  $ (1,594,299) $  1,765,351
 Net Realized Gains (Losses)
   From Securities
   Transactions                           -              -     142,177,771     131,657,225     5,633,061     4,396,210
 Net Change In Unrealized
   Appreciation
   (Depreciation) During The
   Period                                 -              -     659,353,832     236,102,475    18,624,613    10,516,739
                              ----------------------------------------------------------------------------------------
Increase (Decrease) In Net
  Assets From Operations         (3,371,938)    (3,537,580)    774,486,695     368,976,576    22,663,375    16,678,300
                              ----------------------------------------------------------------------------------------

CONTRACT TRANSACTIONS:
 Payments Received From
   Contract Owners              157,188,345    164,958,144     154,985,379     159,561,905    12,721,785    13,235,394
 Surrenders Of Accumulation
   Units By Terminations
   And Withdrawals              (23,909,454)   (46,365,161)   (249,798,575)   (221,640,676)  (10,594,413)  (11,445,752)
 Annuity Benefit Payments            (1,153)        (1,205)        (98,858)        (82,562)      (17,848)      (19,293)
 Transfers Between
   Subaccounts (including
   fixed account), Net         (146,904,465)  (140,105,607)   (117,797,470)    (77,450,521)   (6,182,066)      422,725
 Contract Charges                  (133,722)      (137,445)       (241,310)       (253,566)      (23,364)      (22,829)
 Adjustments to Net Assets
   Allocated to Contracts in
   Payout Period                     (1,759)            22          54,733         (50,639)       16,016       (37,170)
 Increase (decrease) in
   Amounts Retained in
   Separate Account A                     -              -               -               -             -             -
                              ----------------------------------------------------------------------------------------
 Net Increase (Decrease) In
   Net Assets From Contract
   Transactions                 (13,762,208)   (21,651,252)   (212,896,101)   (139,916,059)   (4,079,890)    2,133,075
                              ----------------------------------------------------------------------------------------
Total Increase (Decrease) In
  Net Assets                    (17,134,146)   (25,188,832)    561,590,594     229,060,517    18,583,485    18,811,375

NET ASSETS:
Beginning Of Period             369,794,387    394,983,219   2,515,664,531   2,286,604,014   154,635,391   135,824,016
                              ----------------------------------------------------------------------------------------
End Of Period                 $ 352,660,241  $ 369,794,387  $3,077,255,125  $2,515,664,531  $173,218,876  $154,635,391
                              ========================================================================================


  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                VALIC COMPANY I             VALIC COMPANY I            VALIC COMPANY I
                             GOVERNMENT SECURITIES            STOCK INDEX                STOCK INDEX
                                     FUND                        FUND                       FUND
                          --------------------------------------------------------------------------------
                                  DIVISION 8                 DIVISION 10A               DIVISION 10B
                          --------------------------------------------------------------------------------
                            FOR THE       FOR THE       FOR THE       FOR THE       FOR THE      FOR THE
                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                              2013          2012          2013          2012          2013         2012
                          --------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
  Net Investment Income
   (Loss)                 $ (1,086,852) $  1,718,051  $ (1,183,673) $    751,947  $   (39,531) $   110,867
  Net Realized Gains
   (Losses) From
   Securities
   Transactions                553,489     1,738,736     1,843,053     1,809,570      275,984      188,687
  Net Change In
   Unrealized
   Appreciation
   (Depreciation) During
   The Period               (5,212,734)     (398,249)   30,735,902    12,339,223    2,811,123    1,094,707
                          --------------------------------------------------------------------------------
Increase (Decrease) In
  Net Assets From
  Operations                (5,746,097)    3,058,538    31,395,282    14,900,740    3,047,576    1,394,261
                          --------------------------------------------------------------------------------

CONTRACT TRANSACTIONS:
  Payments Received From
   Contract Owners           6,526,484     8,773,824     1,290,820     1,488,459      308,879       38,922
  Surrenders Of
   Accumulation Units By
   Terminations And
   Withdrawals             (12,077,544)  (10,978,359)  (11,977,875)  (11,552,328)    (834,608)    (903,863)
  Annuity Benefit
   Payments                     (6,233)      (32,974)     (329,343)     (226,647)     (35,878)     (30,923)
  Transfers Between
   Subaccounts
   (including fixed
   account), Net            25,181,292    (2,051,279)   (2,464,305)   (3,918,580)    (100,848)    (182,308)
  Contract Charges             (16,314)      (17,807)            -             -            -            -
  Adjustments to Net
   Assets Allocated to
   Contracts in Payout
   Period                      (28,442)       11,199        68,218      (154,614)      17,869       21,053
  Increase (decrease) in
   Amounts Retained in
   Separate Account A                -             -             -             -            -            -
                          --------------------------------------------------------------------------------
  Net Increase
   (Decrease) In Net
   Assets From Contract
   Transactions             19,579,243    (4,295,396)  (13,412,485)  (14,363,710)    (644,586)  (1,057,119)
                          --------------------------------------------------------------------------------
Total Increase
  (Decrease) In Net
  Assets                    13,833,146    (1,236,858)   17,982,797       537,030    2,402,990      337,142

NET ASSETS:
Beginning Of Period        115,431,975   116,668,833   107,820,101   107,283,071   10,000,321    9,663,179
                          --------------------------------------------------------------------------------
End Of Period             $129,265,121  $115,431,975  $125,802,898  $107,820,101  $12,403,311  $10,000,321
                          ================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                  VALIC COMPANY I              VALIC COMPANY I             VALIC COMPANY I
                                    STOCK INDEX                  STOCK INDEX            INTERNATIONAL EQUITIES
                                       FUND                         FUND                         FUND
                          ---------------------------------------------------------------------------------------
                                   DIVISION 10C                 DIVISION 10D                 DIVISION 11
                          ---------------------------------------------------------------------------------------
                             FOR THE         FOR THE        FOR THE      FOR THE       FOR THE         FOR THE
                            YEAR ENDED      YEAR ENDED     YEAR ENDED   YEAR ENDED    YEAR ENDED      YEAR ENDED
                           DECEMBER 31,    DECEMBER 31,   DECEMBER 31, DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
                               2013            2012           2013         2012          2013            2012
                          ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
  Net Investment Income
   (Loss)                 $  (33,561,755) $   24,198,075  $  (149,623) $    98,913  $   (9,379,181) $  15,022,553
  Net Realized Gains
   (Losses) From
   Securities
   Transactions              103,293,811      53,086,381      312,937      165,641      48,799,376     15,730,039
  Net Change In
   Unrealized
   Appreciation
   (Depreciation) During
   The Period                868,317,968     342,596,122    3,823,000    1,522,449     120,396,170     98,808,340
                          ---------------------------------------------------------------------------------------
Increase (Decrease) In
  Net Assets From
  Operations                 938,050,024     419,880,578    3,986,314    1,787,003     159,816,365    129,560,932
                          ---------------------------------------------------------------------------------------

CONTRACT TRANSACTIONS:
  Payments Received From
   Contract Owners           173,406,432     179,653,547      338,211      227,637      86,330,309     73,665,696
  Surrenders Of
   Accumulation Units By
   Terminations And
   Withdrawals              (305,531,866)   (283,988,325)  (1,700,741)    (821,697)    (86,197,308)   (74,809,276)
  Annuity Benefit
   Payments                     (248,448)       (217,821)      (9,840)      (8,506)        (15,934)       (14,338)
  Transfers Between
   Subaccounts
   (including fixed
   account), Net             (76,354,141)   (100,721,733)    (337,153)    (110,534)       (345,664)  (109,579,825)
  Contract Charges              (435,228)       (466,380)      (2,910)      (3,135)        (94,842)       (97,356)
  Adjustments to Net
   Assets Allocated to
   Contracts in Payout
   Period                         72,942          63,403        3,558      (16,821)         10,630        (12,592)
  Increase (decrease) in
   Amounts Retained in
   Separate Account A                  -               -            -            -               -              -
                          ---------------------------------------------------------------------------------------
  Net Increase
   (Decrease) In Net
   Assets From Contract
   Transactions             (209,090,309)   (205,677,309)  (1,708,875)    (733,056)       (312,809)  (110,847,691)
                          ---------------------------------------------------------------------------------------
Total Increase
  (Decrease) In Net
  Assets                     728,959,715     214,203,269    2,277,439    1,053,947     159,503,556     18,713,241

NET ASSETS:
Beginning Of Period        3,161,604,753   2,947,401,484   13,704,278   12,650,331     870,641,906    851,928,665
                          ---------------------------------------------------------------------------------------
End Of Period             $3,890,564,468  $3,161,604,753  $15,981,717  $13,704,278  $1,030,145,462  $ 870,641,906
                          =======================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                VALIC COMPANY I             VALIC COMPANY I              VALIC COMPANY I
                            GLOBAL SOCIAL AWARENESS      INT'L GOVERNMENT BOND           SMALL CAP INDEX
                                     FUND                        FUND                         FUND
                          ------------------------------------------------------------------------------------
                                  DIVISION 12                 DIVISION 13                  DIVISION 14
                          ------------------------------------------------------------------------------------
                            FOR THE       FOR THE       FOR THE       FOR THE        FOR THE        FOR THE
                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                              2013          2012          2013          2012           2013           2012
                          ------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
  Net Investment Income
   (Loss)                 $ (2,933,377) $  2,298,148  $ (1,734,941) $  4,250,356  $   (9,153,412) $  2,724,840
  Net Realized Gains
   (Losses) From
   Securities
   Transactions             12,716,893    11,673,566     1,965,556    12,720,375      48,974,525    33,638,388
  Net Change In
   Unrealized
   Appreciation
   (Depreciation) During
   The Period               67,560,000    25,472,067   (12,885,504)   (3,030,631)    264,608,253    81,311,469
                          ------------------------------------------------------------------------------------
Increase (Decrease) In
  Net Assets From
  Operations                77,343,516    39,443,781   (12,654,889)   13,940,100     304,429,366   117,674,697
                          ------------------------------------------------------------------------------------

CONTRACT TRANSACTIONS:
  Payments Received From
   Contract Owners          13,540,162    12,793,225    14,024,680    18,152,641      61,640,763    64,548,185
  Surrenders Of
   Accumulation Units By
   Terminations And
   Withdrawals             (27,745,368)  (20,602,518)  (16,304,936)  (16,705,656)    (80,658,503)  (70,633,012)
  Annuity Benefit
   Payments                    (11,478)       (9,789)       (3,252)       (3,470)        (37,130)      (30,337)
  Transfers Between
   Subaccounts
   (including fixed
   account), Net            71,939,593   (19,964,393)    8,344,494   (34,455,013)    (44,669,486)  (75,756,189)
  Contract Charges             (51,217)      (55,419)      (22,373)      (24,672)       (123,526)     (132,893)
  Adjustments to Net
   Assets Allocated to
   Contracts in Payout
   Period                      154,927       (12,653)      (13,894)       (3,842)        (20,288)      (31,570)
  Increase (decrease) in
   Amounts Retained in
   Separate Account A                -             -             -             -               -             -
                          ------------------------------------------------------------------------------------
  Net Increase
   (Decrease) In Net
   Assets From Contract
   Transactions             57,826,619   (27,851,547)    6,024,719   (33,040,012)    (63,868,170)  (82,035,816)
                          ------------------------------------------------------------------------------------
Total Increase
  (Decrease) In Net
  Assets                   135,170,135    11,592,234    (6,630,170)  (19,099,912)    240,561,196    35,638,881

NET ASSETS:
Beginning Of Period        267,575,671   255,983,437   182,726,710   201,826,622     846,828,061   811,189,180
                          ------------------------------------------------------------------------------------
End Of Period             $402,745,806  $267,575,671  $176,096,540  $182,726,710  $1,087,389,257  $846,828,061
                          ====================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                VALIC COMPANY I            VALIC COMPANY I             VALIC COMPANY I
                                  CORE EQUITY              GROWTH & INCOME          SCIENCE & TECHNOLOGY
                                     FUND                        FUND                       FUND
                          ---------------------------------------------------------------------------------
                                  DIVISION 15                DIVISION 16                 DIVISION 17
                          ---------------------------------------------------------------------------------
                            FOR THE       FOR THE       FOR THE       FOR THE      FOR THE       FOR THE
                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                              2013          2012          2013          2012         2013          2012
                          ---------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
  Net Investment Income
   (Loss)                 $ (2,339,756) $  1,166,476  $   (873,626) $   (49,301) $ (7,194,528) $ (6,873,146)
  Net Realized Gains
   (Losses) From
   Securities
   Transactions             11,541,906     8,587,570     3,869,725    3,090,656    48,175,975    43,597,168
  Net Change In
   Unrealized
   Appreciation
   (Depreciation) During
   The Period               61,000,740    17,571,114    21,665,523    6,204,511   225,727,507    38,716,511
                          ---------------------------------------------------------------------------------
Increase (Decrease) In
  Net Assets From
  Operations                70,202,890    27,325,160    24,661,622    9,245,866   266,708,954    75,440,533
                          ---------------------------------------------------------------------------------

CONTRACT TRANSACTIONS:
  Payments Received From
   Contract Owners           5,457,332     6,834,014     4,103,549    5,289,347    22,167,407    26,231,625
  Surrenders Of
   Accumulation Units By
   Terminations And
   Withdrawals             (19,140,776)  (17,589,220)   (7,816,449)  (7,078,202)  (59,559,542)  (57,269,173)
  Annuity Benefit
   Payments                    (13,472)      (13,127)       (3,152)      (4,043)      (34,277)      (30,274)
  Transfers Between
   Subaccounts
   (including fixed
   account), Net            (7,630,544)  (10,312,312)     (263,452)  (3,165,691)  (34,672,574)  (40,942,771)
  Contract Charges             (58,395)      (64,314)      (16,848)     (18,046)     (188,115)     (206,527)
  Adjustments to Net
   Assets Allocated to
   Contracts in Payout
   Period                       (2,916)      (24,414)       16,044      (24,635)      148,035       (23,104)
  Increase (decrease) in
   Amounts Retained in
   Separate Account A                -             -             -            -             -             -
                          ---------------------------------------------------------------------------------
  Net Increase
   (Decrease) In Net
   Assets From Contract
   Transactions            (21,388,771)  (21,169,373)   (3,980,308)  (5,001,270)  (72,139,066)  (72,240,224)
                          ---------------------------------------------------------------------------------
Total Increase
  (Decrease) In Net
  Assets                    48,814,119     6,155,787    20,681,314    4,244,596   194,569,888     3,200,309

NET ASSETS:
Beginning Of Period        219,871,133   213,715,346    80,379,951   76,135,355   690,337,080   687,136,771
                          ---------------------------------------------------------------------------------
End Of Period             $268,685,252  $219,871,133  $101,061,265  $80,379,951  $884,906,968  $690,337,080
                          =================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                         VALIC COMPANY I             VALIC COMPANY I             VALIC COMPANY I
                                            SMALL CAP             INTERNATIONAL GROWTH           DIVIDEND VALUE
                                              FUND                        FUND                        FUND
                                   -----------------------------------------------------------------------------------
                                           DIVISION 18                 DIVISION 20                 DIVISION 21
                                   -----------------------------------------------------------------------------------
                                     FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                       2013          2012          2013          2012          2013          2012
                                   -----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
 Net Investment Income (Loss)      $ (3,399,671) $ (2,793,981) $ (5,382,894) $  3,586,540  $ (4,679,955) $  2,857,676
 Net Realized Gains (Losses) From
   Securities Transactions           27,627,217    19,341,825    51,329,047    17,382,719    35,480,099     4,322,721
 Net Change In Unrealized
   Appreciation (Depreciation)
   During The Period                 91,541,204    26,335,456    58,543,569    71,197,699    90,317,385    23,691,743
                                   ----------------------------------------------------------------------------------
Increase (Decrease) In Net Assets
  From Operations                   115,768,750    42,883,300   104,489,722    92,166,958   121,117,529    30,872,140
                                   ----------------------------------------------------------------------------------
CONTRACT TRANSACTIONS:
 Payments Received From Contract
   Owners                            10,555,648    10,271,873    28,832,874    31,746,932    56,177,223    44,111,993
 Surrenders Of Accumulation Units
   By Terminations And
   Withdrawals                      (29,923,426)  (27,031,968)  (58,442,145)  (48,250,342)  (43,966,896)  (26,890,196)
 Annuity Benefit Payments               (22,239)      (18,370)      (24,531)      (21,297)       (5,683)       (4,940)
 Transfers Between Subaccounts
   (including fixed account), Net   (20,679,500)  (16,647,531)  (61,397,559)   14,959,378    (1,813,779)  128,761,107
 Contract Charges                       (53,961)      (58,749)      (59,201)      (64,914)      (68,503)      (44,716)
 Adjustments to Net Assets
   Allocated to Contracts in
   Payout Period                         (4,595)       (3,730)       47,853       (12,243)      (27,358)       (9,812)
 Increase (decrease) in Amounts
   Retained in Separate Account A             -             -             -             -             -             -
                                   ----------------------------------------------------------------------------------
 Net Increase (Decrease) In Net
   Assets From Contract
   Transactions                     (40,128,073)  (33,488,475)  (91,042,709)   (1,642,486)   10,295,004   145,923,436
                                   ----------------------------------------------------------------------------------
Total Increase (Decrease) In Net
  Assets                             75,640,677     9,394,825    13,447,013    90,524,472   131,412,533   176,795,576

NET ASSETS:
Beginning Of Period                 312,089,807   302,694,982   573,396,974   482,872,502   414,564,573   237,768,997
                                   ----------------------------------------------------------------------------------
End Of Period                      $387,730,484  $312,089,807  $586,843,987  $573,396,974  $545,977,106  $414,564,573
                                   ==================================================================================


  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                           VANGUARD                    VANGUARD                      VANGUARD
                                     LONG-TERM INVESTMENT         LONG-TERM TREASURY                WINDSOR II
                                        GRADE FUND FUND                  FUND                          FUND
                                  ---------------------------------------------------------------------------------------
                                          DIVISION 22                 DIVISION 23                   DIVISION 24
                                  ---------------------------------------------------------------------------------------
                                    FOR THE       FOR THE       FOR THE       FOR THE        FOR THE         FOR THE
                                   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                                  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                      2013          2012          2013          2012           2013            2012
                                  ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
 Net Investment Income (Loss)     $ 10,312,136  $ 10,593,031  $  6,021,129  $  6,081,926  $   14,878,828  $   16,291,365
 Net Realized Gains (Losses)
   From Securities
   Transactions                     21,303,211    10,306,424     1,890,965    12,688,600      94,559,102      10,279,886
 Net Change In Unrealized
   Appreciation (Depreciation)
   During The Period               (51,297,380)    7,217,802   (49,864,009)  (10,693,770)    295,217,136     178,537,096
                                  --------------------------------------------------------------------------------------
Increase (Decrease) In Net
  Assets From Operations           (19,682,033)   28,117,257   (41,951,915)    8,076,756     404,655,066     205,108,347
                                  --------------------------------------------------------------------------------------

CONTRACT TRANSACTIONS:
 Payments Received From
   Contract Owners                  25,987,053    34,647,395    13,107,431    23,667,681      80,488,442      86,604,155
 Surrenders Of Accumulation
   Units By Terminations And
   Withdrawals                     (24,315,248)  (24,675,581)  (27,596,226)  (33,084,573)   (140,640,186)   (137,023,796)
 Annuity Benefit Payments               (5,929)       (6,320)       (3,907)       (4,350)        (38,482)        (33,107)
 Transfers Between
   Subaccounts (including
   fixed account), Net             (77,983,918)   34,228,458   (40,143,712)  (10,774,452)    (39,002,813)   (100,601,067)
 Contract Charges                      (26,021)      (27,496)      (40,808)      (45,566)       (207,364)       (221,378)
 Adjustments to Net Assets
   Allocated to Contracts in
   Payout Period                          (275)        3,552        (6,811)        1,530          (3,893)        (17,237)
 Increase (decrease) in
   Amounts Retained in
   Separate Account A                        -             -             -             -               -               -
                                  --------------------------------------------------------------------------------------
 Net Increase (Decrease) In Net
   Assets From Contract
   Transactions                    (76,344,338)   44,170,008   (54,684,033)  (20,239,730)    (99,404,296)   (151,292,430)
                                  --------------------------------------------------------------------------------------
Total Increase (Decrease) In Net
  Assets                           (96,026,371)   72,287,265   (96,635,948)  (12,162,974)    305,250,770      53,815,917

NET ASSETS:
Beginning Of Period                324,947,557   252,660,292   328,114,879   340,277,853   1,431,447,615   1,377,631,698
                                  --------------------------------------------------------------------------------------
End Of Period                     $228,921,186  $324,947,557  $231,478,931  $328,114,879  $1,736,698,385  $1,431,447,615
                                  ======================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                              VANGUARD                   VALIC COMPANY II              VALIC COMPANY II
                                             WELLINGTON            INTERNATIONAL SMALL CAP EQUITY      SMALL CAP GROWTH
                                                FUND                           FUND                          FUND
                                   -----------------------------------------------------------------------------------------
                                             DIVISION 25                   DIVISION 33                   DIVISION 35
                                   -----------------------------------------------------------------------------------------
                                      FOR THE         FOR THE        FOR THE         FOR THE        FOR THE       FOR THE
                                     YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED
                                    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                        2013            2012           2013            2012           2013          2012
                                   -----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
 Net Investment Income (Loss)      $   22,309,426  $   25,247,005  $ (3,910,253)  $   6,660,384   $   (614,602) $  (533,350)
 Net Realized Gains (Losses)
   From Securities
   Transactions                        91,004,779      38,196,146    25,759,898      24,661,789      9,791,138   13,362,539
 Net Change In Unrealized
   Appreciation (Depreciation)
   During The Period                  161,658,340      98,235,509    77,661,424      69,861,221     23,613,669   (4,716,493)
                                   ----------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets
  From Operations                     274,972,545     161,678,660    99,511,069     101,183,394     32,790,205    8,112,696
                                   ----------------------------------------------------------------------------------------

CONTRACT TRANSACTIONS:
 Payments Received From
   Contract Owners                    112,564,341     115,827,792    43,892,042      40,658,610      8,348,842    8,339,414
 Surrenders Of Accumulation
   Units By Terminations And
   Withdrawals                       (158,831,616)   (149,452,317)  (48,496,340)    (52,016,940)    (7,854,844)  (7,144,974)
 Annuity Benefit Payments                 (74,025)        (66,485)       (5,515)         (4,038)             -            -
 Transfers Between
   Subaccounts (including
   fixed account), Net                (19,265,660)    (74,025,827)  (24,607,131)   (108,363,687)    (4,188,813)  (5,444,296)
 Contract Charges                        (193,406)       (203,398)      (73,050)        (77,183)        (9,620)     (10,065)
 Adjustments to Net Assets
   Allocated to Contracts in
   Payout Period                          229,781        (149,275)       19,793             668         (1,201)        (536)
 Increase (decrease) in Amounts
   Retained in Separate
   Account A                                    -               -             -               -              -            -
                                   ----------------------------------------------------------------------------------------
 Net Increase (Decrease) In Net
   Assets From Contract
   Transactions                       (65,570,585)   (108,069,510)  (29,270,201)   (119,802,570)    (3,705,636)  (4,260,457)
                                   ----------------------------------------------------------------------------------------
Total Increase (Decrease) In Net
  Assets                              209,401,960      53,609,150    70,240,868     (18,619,176)    29,084,569    3,852,239

NET ASSETS:
Beginning Of Period                 1,537,119,319   1,483,510,169   501,215,393     519,834,569     74,470,113   70,617,874
                                   ----------------------------------------------------------------------------------------
End Of Period                      $1,746,521,279  $1,537,119,319  $571,456,261   $ 501,215,393   $103,554,682  $74,470,113
                                   ========================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                               VALIC COMPANY II            VALIC COMPANY II            VALIC COMPANY II
                                SMALL CAP VALUE             MID CAP GROWTH               MID CAP VALUE
                                     FUND                        FUND                        FUND
                          ----------------------------------------------------------------------------------
                                  DIVISION 36                 DIVISION 37                 DIVISION 38
                          ----------------------------------------------------------------------------------
                            FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                              2013          2012          2013          2012          2013          2012
                          ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
  Net Investment Income
   (Loss)                 $ (3,367,851) $   (719,406) $   (873,624) $   (832,412) $ (5,505,213) $ (1,695,968)
  Net Realized Gains
   (Losses) From
   Securities
   Transactions             32,955,534    19,977,897    14,649,225    22,328,026    55,485,609    15,438,367
  Net Change In
   Unrealized
   Appreciation
   (Depreciation) During
   The Period              111,770,039    35,005,320    17,998,147    (6,380,567)  176,082,156   107,560,828
                          ----------------------------------------------------------------------------------
Increase (Decrease) In
  Net Assets From
  Operations               141,357,722    54,263,811    31,773,748    15,115,047   226,062,552   121,303,227
                          ----------------------------------------------------------------------------------

CONTRACT TRANSACTIONS:
  Payments Received From
   Contract Owners          38,246,535    35,048,419    10,413,664    12,910,043    47,170,509    48,776,533
  Surrenders Of
   Accumulation Units By
   Terminations And
   Withdrawals             (41,218,909)  (41,798,271)  (11,114,071)  (12,892,161)  (73,664,832)  (62,380,555)
  Annuity Benefit
   Payments                     (6,670)       (4,614)          (46)          (88)      (11,313)       (9,425)
  Transfers Between
   Subaccounts
   (including fixed
   account), Net           (50,968,685)  (10,535,910)  (11,596,817)  (37,553,416)  (40,093,477)   12,838,237
  Contract Charges             (65,122)      (67,023)      (31,174)      (41,847)      (81,159)      (84,382)
  Adjustments to Net
   Assets Allocated to
   Contracts in Payout
   Period                       80,476       (11,697)       (2,567)       (1,012)        2,636         1,008
  Increase (decrease) in
   Amounts Retained in
   Separate Account A                -             -             -             -             -             -
                          ----------------------------------------------------------------------------------
  Net Increase
   (Decrease) In Net
   Assets From Contract
   Transactions            (53,932,375)  (17,369,096)  (12,331,011)  (37,578,481)  (66,677,636)     (858,584)
                          ----------------------------------------------------------------------------------
Total Increase
  (Decrease) In Net
  Assets                    87,425,347    36,894,715    19,442,737   (22,463,434)  159,384,916   120,444,643

NET ASSETS:
Beginning Of Period        420,658,370   383,763,655   117,917,279   140,380,713   700,449,580   580,004,937
                          ----------------------------------------------------------------------------------
End Of Period             $508,083,717  $420,658,370  $137,360,016  $117,917,279  $859,834,496  $700,449,580
                          ==================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                              VALIC COMPANY II           VALIC COMPANY II             VALIC COMPANY II
                            CAPITAL APPRECIATION          LARGE CAP VALUE           SOCIALLY RESPONSIBLE
                                    FUND                       FUND                         FUND
                          ---------------------------------------------------------------------------------
                                 DIVISION 39                DIVISION 40                 DIVISION 41
                          ---------------------------------------------------------------------------------
                            FOR THE      FOR THE      FOR THE       FOR THE       FOR THE        FOR THE
                           YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                          DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                              2013         2012         2013          2012          2013           2012
                          ---------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
  Net Investment Income
   (Loss)                 $  (262,687) $   (76,191) $ (1,241,405) $    930,228  $ (4,309,678) $   4,353,386
  Net Realized Gains
   (Losses) From
   Securities
   Transactions             2,952,840    1,893,975     8,498,534     8,326,232    40,646,295     87,647,546
  Net Change In
   Unrealized
   Appreciation
   (Depreciation) During
   The Period               8,549,599    3,008,753    43,240,600    14,041,628   138,285,274     (5,248,946)
                          ---------------------------------------------------------------------------------
Increase (Decrease) In
  Net Assets From
  Operations               11,239,752    4,826,537    50,497,729    23,298,088   174,621,891     86,751,986
                          ---------------------------------------------------------------------------------

CONTRACT TRANSACTIONS:
  Payments Received From
   Contract Owners          2,931,260    3,276,143    12,334,115    14,918,338    37,922,120     45,490,873
  Surrenders Of
   Accumulation Units By
   Terminations And
   Withdrawals             (3,622,574)  (2,456,271)  (15,360,341)  (13,697,011)  (57,108,477)   (65,260,569)
  Annuity Benefit
   Payments                         -            -           (27)          (47)       (3,634)        (3,535)
  Transfers Between
   Subaccounts
   (including fixed
   account), Net           (2,809,400)       9,328    (7,662,543)  (28,124,340)  (51,380,823)  (186,343,090)
  Contract Charges             (3,615)      (3,814)      (38,208)      (47,581)      (57,068)       (57,836)
  Adjustments to Net
   Assets Allocated to
   Contracts in Payout
   Period                           -            -       (13,438)         (766)      (10,384)           185
  Increase (decrease) in
   Amounts Retained in
   Separate Account A               -            -             -             -             -              -
                          ---------------------------------------------------------------------------------
  Net Increase
   (Decrease) In Net
   Assets From Contract
   Transactions            (3,504,329)     825,386   (10,740,442)  (26,951,407)  (70,638,266)  (206,173,972)
                          ---------------------------------------------------------------------------------
Total Increase
  (Decrease) In Net
  Assets                    7,735,423    5,651,923    39,757,287    (3,653,319)  103,983,625   (119,421,986)

NET ASSETS:
Beginning Of Period        33,868,335   28,216,412   151,544,006   155,197,325   536,742,052    656,164,038
                          ---------------------------------------------------------------------------------
End Of Period             $41,603,758  $33,868,335  $191,301,293  $151,544,006  $640,725,677  $ 536,742,052
                          =================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)



                               VALIC COMPANY II             VALIC COMPANY I            VALIC COMPANY II
                                MONEY MARKET II          NASDAQ-100 (R) INDEX          AGGRESSIVE GROWTH
                                     FUND                        FUND                   LIFESTYLE FUND
                          ----------------------------------------------------------------------------------
                                  DIVISION 44                 DIVISION 46                 DIVISION 48
                          ----------------------------------------------------------------------------------
                            FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                              2013          2012          2013          2012          2013          2012
                          ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
  Net Investment Income
   (Loss)                 $ (1,252,625) $ (1,299,660) $ (1,668,211) $   (683,110) $ (2,843,905) $  2,334,017
  Net Realized Gains
   (Losses) From
   Securities
   Transactions                     (1)            -    10,439,476    10,103,088     7,029,114     1,523,238
  Net Change In
   Unrealized
   Appreciation
   (Depreciation) During
   The Period                        1             -    43,947,634    10,186,939    71,714,292    31,859,862
                          ----------------------------------------------------------------------------------
Increase (Decrease) In
  Net Assets From
  Operations                (1,252,625)   (1,299,660)   52,718,899    19,606,917    75,899,501    35,717,117
                          ----------------------------------------------------------------------------------
CONTRACT TRANSACTIONS:
  Payments Received From
   Contract Owners          77,771,263    82,918,248    17,400,838    16,419,452    78,448,072    83,645,125
  Surrenders Of
   Accumulation Units By
   Terminations And
   Withdrawals              (4,327,056)  (21,659,208)  (12,881,402)  (11,827,352)  (24,073,878)  (15,025,903)
  Annuity Benefit
   Payments                     (3,198)       (3,366)       (1,083)         (978)       (4,145)       (3,274)
  Transfers Between
   Subaccounts
   (including fixed
   account), Net           (63,056,892)  (79,407,945)   (9,584,278)   15,746,969   (10,514,440)   17,852,162
  Contract Charges             (25,633)      (27,297)      (21,259)      (20,356)      (54,894)      (45,409)
  Adjustments to Net
   Assets Allocated to
   Contracts in Payout
   Period                       (1,171)          519         1,597             3        14,805           (26)
  Increase (decrease) in
   Amounts Retained in
   Separate Account A                -             -             -             -             -             -
                          ----------------------------------------------------------------------------------
  Net Increase
   (Decrease) In Net
   Assets From Contract
   Transactions             10,357,313   (18,179,049)   (5,085,587)   20,317,738    43,815,520    86,422,675
                          ----------------------------------------------------------------------------------
Total Increase
  (Decrease) In Net
  Assets                     9,104,688   (19,478,709)   47,633,312    39,924,655   119,715,021   122,139,792
NET ASSETS:
Beginning Of Period        172,581,493   192,060,202   154,991,458   115,066,803   336,975,448   214,835,656
                          ----------------------------------------------------------------------------------
End Of Period             $181,686,181  $172,581,493  $202,624,770  $154,991,458  $456,690,469  $336,975,448
                          ==================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                               VALIC COMPANY II            VALIC COMPANY II          VANGUARD LIFESTRATEGY
                                                MODERATE GROWTH           CONSERVATIVE GROWTH               GROWTH
                                                LIFESTYLE FUND              LIFESTYLE FUND                   FUND
                                          ----------------------------------------------------------------------------------
                                                  DIVISION 49                 DIVISION 50                 DIVISION 52
                                          ----------------------------------------------------------------------------------
                                            FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                              2013          2012          2013          2012          2013          2012
                                          ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
 Net Investment Income (Loss)             $ (4,290,012) $  4,613,457  $ (1,875,193) $  2,841,585  $  1,588,568  $  1,847,023
 Net Realized Gains (Losses) From
   Securities Transactions                   4,982,573     9,580,416     6,442,718     9,698,441     2,070,978     2,820,906
 Net Change In Unrealized Appreciation
   (Depreciation) During The Period         86,309,411    32,790,898    16,481,791     5,185,928    29,522,687    14,556,542
                                          ----------------------------------------------------------------------------------
Increase (Decrease) In Net Assets From
  Operations                                87,001,972    46,984,771    21,049,316    17,725,954    33,182,233    19,224,471
                                          ----------------------------------------------------------------------------------
CONTRACT TRANSACTIONS:
 Payments Received From Contract
   Owners                                  148,096,745   132,140,519    69,894,512    66,994,886    18,762,101    21,577,637
 Surrenders Of Accumulation Units By
   Terminations And Withdrawals            (41,635,063)  (24,605,711)  (21,527,673)  (30,855,603)  (14,153,066)  (13,323,606)
 Annuity Benefit Payments                       (1,771)         (455)            -             -          (391)         (351)
 Transfers Between Subaccounts
   (including fixed account), Net           (4,551,550)   30,448,089    (2,995,028)   26,892,626    (1,695,167)   (7,777,895)
 Contract Charges                              (88,540)      (70,654)      (33,504)      (25,205)      (27,368)      (27,681)
 Adjustments to Net Assets Allocated to
   Contracts in Payout Period                      917            31        (1,815)      (24,753)       (3,162)       (2,280)
 Increase (decrease) in Amounts Retained
   in Separate Account A                             -             -             -             -             -             -
                                          ----------------------------------------------------------------------------------
 Net Increase (Decrease) In Net Assets
   From Contract Transactions              101,820,738   137,911,819    45,336,492    62,981,951     2,882,947       445,824
                                          ----------------------------------------------------------------------------------
Total Increase (Decrease) In Net Assets    188,822,710   184,896,590    66,385,808    80,707,905    36,065,180    19,670,295

NET ASSETS:
Beginning Of Period                        498,521,281   313,624,691   216,626,595   135,918,690   166,667,857   146,997,562
                                          ----------------------------------------------------------------------------------
End Of Period                             $687,343,991  $498,521,281  $283,012,403  $216,626,595  $202,733,037  $166,667,857
                                          ==================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                             VANGUARD LIFESTRATEGY      VANGUARD LIFESTRATEGY        VALIC COMPANY II
                                                MODERATE GROWTH          CONSERVATIVE GROWTH             CORE BOND
                                                     FUND                       FUND                       FUND
                                          --------------------------------------------------------------------------------
                                                  DIVISION 53                DIVISION 54                DIVISION 58
                                          --------------------------------------------------------------------------------
                                            FOR THE       FOR THE       FOR THE      FOR THE      FOR THE       FOR THE
                                           YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                              2013          2012          2013         2012         2013          2012
                                          --------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net Investment Income (Loss)            $  1,610,338  $  2,039,251  $   613,055  $   776,270  $ (3,920,825) $  9,648,767
  Net Realized Gains (Losses) From
   Securities Transactions                   2,609,100     4,148,895    4,972,030    3,181,307     2,650,456    16,300,596
  Net Change In Unrealized Appreciation
   (Depreciation) During The Period         21,332,026    11,247,298      238,352    1,178,232   (11,880,460)      597,855
                                          --------------------------------------------------------------------------------
Increase (Decrease) In Net Assets From
  Operations                                25,551,464    17,435,444    5,823,437    5,135,809   (13,150,829)   26,547,218
                                          --------------------------------------------------------------------------------

CONTRACT TRANSACTIONS:
  Payments Received From Contract Owners    26,153,149    28,406,341   11,691,325   12,009,558    59,518,449    53,393,881
  Surrenders Of Accumulation Units By
   Terminations And Withdrawals            (20,671,656)  (16,848,762)  (9,577,891)  (8,685,741)  (53,075,436)  (44,736,456)
  Annuity Benefit Payments                        (550)         (511)        (508)        (499)       (1,466)       (1,559)
  Transfers Between Subaccounts
   (including fixed account), Net           (4,908,243)   (6,686,269)  (2,344,441)   1,684,940   220,070,659    46,098,116
  Contract Charges                             (31,041)      (30,689)     (10,788)     (10,558)      (38,553)      (29,164)
  Adjustments to Net Assets Allocated
   to Contracts in Payout Period                  (515)           17       (5,121)          41        (2,602)          257
  Increase (decrease) in Amounts
   Retained in Separate Account A                    -             -            -            -             -             -
                                          --------------------------------------------------------------------------------
  Net Increase (Decrease) In Net Assets
   From Contract Transactions                  541,144     4,840,127     (247,424)   4,997,741   226,471,051    54,725,075
                                          --------------------------------------------------------------------------------
Total Increase (Decrease) In Net Assets     26,092,608    22,275,571    5,576,013   10,133,550   213,320,222    81,272,293

NET ASSETS:
Beginning Of Period                        187,531,613   165,256,042   74,253,770   64,120,220   459,846,791   378,574,498
                                          --------------------------------------------------------------------------------
End Of Period                             $213,624,221  $187,531,613  $79,829,783  $74,253,770  $673,167,013  $459,846,791
                                          ================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                               VALIC COMPANY II            VALIC COMPANY II
                                                STRATEGIC BOND              HIGH YIELD BOND                  ARIEL
                                                     FUND                        FUND                        FUND
                                          ----------------------------------------------------------------------------------
                                                  DIVISION 59                 DIVISION 60                 DIVISION 68
                                          ----------------------------------------------------------------------------------
                                            FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                              2013          2012          2013          2012          2013          2012
                                          ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net Investment Income (Loss)            $ (4,380,170) $ 18,646,452  $ (2,218,687) $ 13,497,938  $ (1,189,756) $     81,375
  Net Realized Gains (Losses) From
   Securities Transactions                   5,409,632     7,883,101    14,286,841     3,292,826    24,348,034    11,755,341
  Net Change In Unrealized Appreciation
   (Depreciation) During The Period         (4,834,717)   31,720,446     1,289,681    12,946,413   124,172,130    48,149,551
                                          ----------------------------------------------------------------------------------
Increase (Decrease) In Net Assets From
  Operations                                (3,805,255)   58,249,999    13,357,835    29,737,177   147,330,408    59,986,267
                                          ----------------------------------------------------------------------------------

CONTRACT TRANSACTIONS:
  Payments Received From Contract Owners    72,063,693    81,547,152    33,965,169    29,489,386    17,676,912    19,131,077
  Surrenders Of Accumulation Units By
   Terminations And Withdrawals            (55,547,507)  (49,271,539)  (28,587,845)  (23,530,160)  (34,439,232)  (31,582,603)
  Annuity Benefit Payments                      (7,263)       (7,952)         (842)         (844)      (12,747)      (35,962)
  Transfers Between Subaccounts
   (including fixed account), Net          (26,700,624)   39,102,687    (5,862,071)   47,880,038    (3,704,881)  (26,291,426)
  Contract Charges                             (58,101)      (54,356)      (37,155)      (33,264)      (55,363)      (59,759)
  Adjustments to Net Assets Allocated
   to Contracts in Payout Period                (5,194)      (14,804)          203            51       (48,576)          339
  Increase (decrease) in Amounts
   Retained in Separate Account A                    -             -             -             -             -             -
                                          ----------------------------------------------------------------------------------
  Net Increase (Decrease) In Net Assets
   From Contract Transactions              (10,254,996)   71,301,188      (522,541)   53,805,207   (20,583,887)  (38,838,334)
                                          ----------------------------------------------------------------------------------
Total Increase (Decrease) In Net Assets    (14,060,251)  129,551,187    12,835,294    83,542,384   126,746,521    21,147,933

NET ASSETS:
Beginning Of Period                        603,910,689   474,359,502   300,386,861   216,844,477   349,449,591   328,301,658
                                          ----------------------------------------------------------------------------------
End Of Period                             $589,850,438  $603,910,689  $313,222,155  $300,386,861  $476,196,112  $349,449,591
                                          ==================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                     ARIEL                   LOU HOLLAND              VALIC COMPANY I
                                                 APPRECIATION                  GROWTH                BLUE CHIP GROWTH
                                                     FUND                       FUND                       FUND
                                          --------------------------------------------------------------------------------
                                                  DIVISION 69                DIVISION 70                DIVISION 72
                                          --------------------------------------------------------------------------------
                                            FOR THE       FOR THE       FOR THE      FOR THE      FOR THE       FOR THE
                                           YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                              2013          2012          2013         2012         2013          2012
                                          --------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net Investment Income (Loss)            $   (139,229) $   (324,459) $  (613,727) $  (518,290) $ (4,481,593) $ (3,635,266)
  Net Realized Gains (Losses) From
   Securities Transactions                  40,801,624    39,394,523   11,354,592    6,734,916    25,490,990    13,454,036
  Net Change In Unrealized Appreciation
   (Depreciation) During The Period         95,260,581     6,845,599    7,413,553     (176,115)  135,521,250    49,742,906
                                          --------------------------------------------------------------------------------
Increase (Decrease) In Net Assets From
  Operations                               135,922,976    45,915,663   18,154,418    6,040,511   156,530,647    59,561,676
                                          --------------------------------------------------------------------------------

CONTRACT TRANSACTIONS:
  Payments Received From Contract Owners    30,590,098    19,222,024    2,799,768    4,775,741    38,890,472    45,510,301
  Surrenders Of Accumulation Units By
   Terminations And Withdrawals            (30,073,675)  (23,052,781)  (6,432,910)  (4,384,069)  (41,390,956)  (38,018,978)
  Annuity Benefit Payments                     (14,021)      (41,375)      (1,129)      (1,013)       (2,562)       (2,292)
  Transfers Between Subaccounts
   (including fixed account), Net           29,795,225   (10,129,913)  (4,719,618)     960,154   (30,541,443)  (11,684,265)
  Contract Charges                             (44,955)      (47,290)      (4,237)      (4,673)      (67,405)      (66,837)
  Adjustments to Net Assets Allocated
   to Contracts in Payout Period              (117,066)      (11,532)        (195)          28         4,451          (137)
  Increase (decrease) in Amounts
   Retained in Separate Account A                    -             -            -            -             -             -
                                          --------------------------------------------------------------------------------
  Net Increase (Decrease) In Net Assets
   From Contract Transactions               30,135,606   (14,060,867)  (8,358,321)   1,346,168   (33,107,443)   (4,262,208)
                                          --------------------------------------------------------------------------------
Total Increase (Decrease) In Net Assets    166,058,582    31,854,796    9,796,097    7,386,679   123,423,204    55,299,468

NET ASSETS:
Beginning Of Period                        287,614,645   255,759,849   62,550,534   55,163,855   407,535,038   352,235,570
                                          --------------------------------------------------------------------------------
End Of Period                             $453,673,227  $287,614,645  $72,346,631  $62,550,534  $530,958,242  $407,535,038
                                          ================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                VALIC COMPANY I             VALIC COMPANY I            VALIC COMPANY I
                                                HEALTH SCIENCES                  VALUE             BROAD CAP VALUE INCOME
                                                     FUND                        FUND                       FUND
                                          --------------------------------------------------------------------------------
                                                  DIVISION 73                 DIVISION 74                DIVISION 75
                                          --------------------------------------------------------------------------------
                                            FOR THE       FOR THE       FOR THE       FOR THE       FOR THE      FOR THE
                                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                                              2013          2012          2013          2012          2013         2012
                                          --------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net Investment Income (Loss)            $ (4,099,765) $ (2,686,977) $   (968,806) $  1,212,593  $  (376,117) $   (89,369)
  Net Realized Gains (Losses) From
   Securities Transactions                   9,148,838    25,406,696     6,920,206    16,469,110    3,355,755    1,768,400
  Net Change In Unrealized Appreciation
   (Depreciation) During The Period        162,146,104    44,970,145    20,225,266    (1,313,941)   8,071,038    1,847,757
                                          --------------------------------------------------------------------------------
Increase (Decrease) In Net Assets From
  Operations                               167,195,177    67,689,864    26,176,666    16,367,762   11,050,676    3,526,788
                                          --------------------------------------------------------------------------------

CONTRACT TRANSACTIONS:
  Payments Received From Contract Owners    41,894,070    26,397,686     6,211,662     8,572,673    3,604,045    3,241,098
  Surrenders Of Accumulation Units By
   Terminations And Withdrawals            (32,345,980)  (21,843,261)   (9,822,248)  (10,297,261)  (3,029,083)  (2,389,322)
  Annuity Benefit Payments                     (13,858)       (8,627)           (9)          (17)           -            -
  Transfers Between Subaccounts
   (including fixed account), Net           41,095,885    29,766,487    (6,712,098)  (38,267,274)  (1,332,418)     492,286
  Contract Charges                             (43,404)      (36,079)      (10,156)      (14,087)      (3,767)      (3,810)
  Adjustments to Net Assets Allocated
   to Contracts in Payout Period               (70,361)       38,805          (289)            2            -            -
  Increase (decrease) in Amounts
   Retained in Separate Account A                    -             -             -             -            -            -
                                          --------------------------------------------------------------------------------
  Net Increase (Decrease) In Net Assets
   From Contract Transactions               50,516,352    34,315,011   (10,333,138)  (40,005,964)    (761,223)   1,340,252
                                          --------------------------------------------------------------------------------
Total Increase (Decrease) In Net Assets    217,711,529   102,004,875    15,843,528   (23,638,202)  10,289,453    4,867,040

NET ASSETS:
Beginning Of Period                        315,415,542   213,410,667    91,345,014   114,983,216   31,466,600   26,599,560
                                          --------------------------------------------------------------------------------
End Of Period                             $533,127,071  $315,415,542  $107,188,542  $ 91,345,014  $41,756,053  $31,466,600
                                          ================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                VALIC COMPANY I             VALIC COMPANY I             VALIC COMPANY I
                                LARGE CAP CORE            INFLATION PROTECTED               GROWTH
                                     FUND                        FUND                        FUND
                          ----------------------------------------------------------------------------------
                                  DIVISION 76                 DIVISION 77                 DIVISION 78
                          ----------------------------------------------------------------------------------
                            FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                              2013          2012          2013          2012          2013          2012
                          ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
  Net Investment Income
   (Loss)                 $ (1,483,880) $     88,317  $ (4,058,532) $  6,779,778  $ (7,880,765) $ (1,856,741)
  Net Realized Gains
   (Losses) From
   Securities
   Transactions              8,867,991    22,607,798     7,087,397     6,220,144    44,272,430    15,055,955
  Net Change In
   Unrealized
   Appreciation
   (Depreciation) During
   The Period               38,552,041    (1,376,202)  (37,483,118)   11,813,839   182,566,015    83,680,280
                          ----------------------------------------------------------------------------------
Increase (Decrease) In
  Net Assets From
  Operations                45,936,152    21,319,913   (34,454,253)   24,813,761   218,957,680    96,879,494
                          ----------------------------------------------------------------------------------
CONTRACT TRANSACTIONS:
  Payments Received From
   Contract Owners          12,284,687    13,566,481    43,684,068    68,232,153    36,846,819    44,809,897
  Surrenders Of
   Accumulation Units By
   Terminations And
   Withdrawals             (14,495,110)  (11,989,113)  (40,370,198)  (32,708,337)  (62,749,045)  (64,609,390)
  Annuity Benefit
   Payments                     (3,419)       (2,833)       (1,349)       (2,118)      (19,514)      (17,779)
  Transfers Between
   Subaccounts
   (including fixed
   account), Net            (9,253,729)  (11,097,463)   28,061,374    22,334,346   (49,146,679)    9,597,065
  Contract Charges             (29,452)      (38,326)      (47,478)      (38,166)     (163,037)     (177,373)
  Adjustments to Net
   Assets Allocated to
   Contracts in Payout
   Period                        3,768         1,429        10,005       (12,419)       29,161          (496)
  Increase (decrease) in
   Amounts Retained in
   Separate Account A                -             -             -             -             -             -
                          ----------------------------------------------------------------------------------
  Net Increase
   (Decrease) In Net
   Assets From Contract
   Transactions            (11,493,255)   (9,559,825)   31,336,422    57,805,459   (75,202,295)  (10,398,076)
                          ----------------------------------------------------------------------------------
Total Increase
  (Decrease) In Net
  Assets                    34,442,897    11,760,088    (3,117,831)   82,619,220   143,755,385    86,481,418

NET ASSETS:
Beginning Of Period        136,137,093   124,377,005   413,283,504   330,664,284   789,736,366   703,254,948
                          ----------------------------------------------------------------------------------
End Of Period             $170,579,990  $136,137,093  $410,165,673  $413,283,504  $933,491,751  $789,736,366
                          ==================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                VALIC COMPANY I               SUNAMERICA                SUNAMERICA
                           LARGE CAPITAL GROWTH FUND     2015 HIGH WATERMARK        2020 HIGH WATERMARK
                                     FUND                        FUND                      FUND
                          -------------------------------------------------------------------------------
                                  DIVISION 79                DIVISION 81                DIVISION 82
                          -------------------------------------------------------------------------------
                            FOR THE       FOR THE       FOR THE      FOR THE       FOR THE      FOR THE
                           YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                              2013          2012          2013         2012          2013         2012
                          -------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
  Net Investment Income
   (Loss)                 $ (3,530,769) $ (2,669,078)      $-      $   (188,339) $   173,193  $   191,945
  Net Realized Gains
   (Losses) From
   Securities
   Transactions             14,377,246    31,983,202        -          (588,322)     490,022    1,124,396
  Net Change In
   Unrealized
   Appreciation
   (Depreciation) During
   The Period               87,760,790     8,755,878        -           697,471   (1,630,523)    (790,780)
                          -------------------------------------------------------------------------------
Increase (Decrease) In
  Net Assets From
  Operations                98,607,267    38,070,002        -           (79,190)    (967,308)     525,561
                          -------------------------------------------------------------------------------
CONTRACT TRANSACTIONS:
  Payments Received From
   Contract Owners          11,890,698    17,129,972        -            82,037       36,751    1,313,562
  Surrenders Of
   Accumulation Units By
   Terminations And
   Withdrawals             (30,676,879)  (32,853,887)       -        (2,248,390)  (1,752,005)  (2,490,422)
  Annuity Benefit
   Payments                    (10,048)       (8,993)       -                 -            -            -
  Transfers Between
   Subaccounts
   (including fixed
   account), Net           (16,542,518)  (16,630,823)       -       (18,215,041)  (1,447,474)  (2,380,243)
  Contract Charges             (89,788)      (97,358)       -            (3,354)      (3,138)      (3,541)
  Adjustments to Net
   Assets Allocated to
   Contracts in Payout
   Period                       (8,781)          989        -                 -            -            -
  Increase (decrease) in
   Amounts Retained in
   Separate Account A                -             -        -                 -            -            -
                          -------------------------------------------------------------------------------
  Net Increase
   (Decrease) In Net
   Assets From Contract
   Transactions            (35,437,316)  (32,460,100)       -       (20,384,748)  (3,165,866)  (3,560,644)
                          -------------------------------------------------------------------------------
Total Increase
  (Decrease) In Net
  Assets                    63,169,951     5,609,902        -       (20,463,938)  (4,133,174)  (3,035,083)
NET ASSETS:
Beginning Of Period        343,216,076   337,606,174        -        20,463,938   15,715,837   18,750,920
                          -------------------------------------------------------------------------------
End Of Period             $406,386,027  $343,216,076       $-      $          -  $11,582,663  $15,715,837
                          ===============================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                          VALIC COMPANY I             VALIC COMPANY I
                                                                     MID CAP STRATEGIC GROWTH    SMALL CAP SPECIAL VALUES
                                                                               FUND                        FUND
                                                                    ------------------------------------------------------
                                                                            DIVISION 83                 DIVISION 84
                                                                    ------------------------------------------------------
                                                                      FOR THE       FOR THE       FOR THE       FOR THE
                                                                     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                                        2013          2012          2013          2012
                                                                    ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net Investment Income (Loss)                                       $ (2,490,684) $ (2,381,294) $ (1,966,809) $   (643,323)
 Net Realized Gains (Losses) From Securities Transactions             18,926,679    23,938,975    15,277,115    10,517,309
 Net Change In Unrealized Appreciation (Depreciation) During The
   Period                                                             66,460,856    (1,771,104)   53,636,365    13,793,897
                                                                    ------------------------------------------------------
Increase (Decrease) In Net Assets From Operations                     82,896,851    19,786,577    66,946,671    23,667,883
                                                                    ------------------------------------------------------
CONTRACT TRANSACTIONS:
 Payments Received From Contract Owners                               10,079,693    11,989,501     8,629,255    10,152,556
 Surrenders Of Accumulation Units By Terminations And
   Withdrawals                                                       (23,155,880)  (23,364,548)  (18,734,745)  (16,315,448)
 Annuity Benefit Payments                                                 (2,913)       (2,384)      (13,177)      (13,577)
 Transfers Between Subaccounts (including fixed account), Net         (5,290,038)  (20,473,584)  (13,067,041)  (11,138,274)
 Contract Charges                                                        (54,703)      (60,227)      (25,422)      (27,701)
 Adjustments to Net Assets Allocated to Contracts in Payout Period          (455)         (360)      (87,663)         (613)
 Increase (decrease) in Amounts Retained in Separate
   Account A                                                                   -             -             -             -
                                                                    ------------------------------------------------------
 Net Increase (Decrease) In Net Assets From Contract Transactions    (18,424,296)  (31,911,602)  (23,298,793)  (17,343,057)
                                                                    ------------------------------------------------------
Total Increase (Decrease) In Net Assets                               64,472,555   (12,125,025)   43,647,878     6,324,826

NET ASSETS:
Beginning Of Period                                                  233,683,772   245,808,797   188,728,255   182,403,429
                                                                    ------------------------------------------------------
End Of Period                                                       $298,156,327  $233,683,772  $232,376,133  $188,728,255
                                                                    ======================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                         VALIC COMPANY I            VALIC COMPANY I             VALIC COMPANY I             VALIC COMPANY I
                            SMALL MID             SMALL CAP AGGRESSIVE        EMERGING ECONOMIES            GLOBAL STRATEGY
                           GROWTH FUND                GROWTH FUND                    FUND                        FUND
                   -------------------------------------------------------------------------------------------------------------
                           DIVISION 85                DIVISION 86                 DIVISION 87                 DIVISION 88
                   -------------------------------------------------------------------------------------------------------------
                     FOR THE       FOR THE       FOR THE       FOR THE      FOR THE       FOR THE       FOR THE       FOR THE
                    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                       2013          2012          2013          2012         2013          2012          2013          2012
                   -------------------------------------------------------------------------------------------------------------
INCREASE
  (DECREASE) IN
  NET ASSETS
  FROM
  OPERATIONS:
  Net Investment
   Income (Loss)   $ (1,079,010) $   (994,079) $   (853,079) $  (720,035) $ (5,340,379) $ (1,011,550) $ (4,547,149) $ 21,954,873
  Net Realized
   Gains
   (Losses) From
   Securities
   Transactions       7,554,989     4,577,918     6,810,591    4,660,772    17,728,569     6,403,363     9,620,578    26,306,670
  Net Change In
   Unrealized
   Appreciation
   (Depreciation)
   During The
   Period            26,275,792     6,667,723    28,536,020    5,756,323   (32,455,843)   48,890,363    72,997,523    30,407,518
                   -------------------------------------------------------------------------------------------------------------
Increase
  (Decrease) In
  Net Assets
  From Operations    32,751,771    10,251,562    34,493,532    9,697,060   (20,067,653)   54,282,176    78,070,952    78,669,061
                   -------------------------------------------------------------------------------------------------------------
CONTRACT
  TRANSACTIONS:
  Payments
   Received From
   Contract
   Owners             5,056,454     6,143,021     5,887,773    5,773,829    41,375,949    38,692,026    26,689,126    31,999,686
  Surrenders Of
   Accumulation
   Units By
   Terminations
   And
   Withdrawals      (10,017,835)   (9,319,741)   (8,406,351)  (7,479,044)  (49,631,732)  (44,009,278)  (44,548,915)  (38,700,181)
  Annuity
   Benefit
   Payments                (536)         (473)         (716)        (410)       (3,377)       (3,852)      (16,074)      (46,692)
  Transfers
   Between
   Subaccounts
   (including
   fixed
   account), Net     (2,372,293)   (4,081,059)    4,759,378   (4,588,064)   30,532,405   318,248,726    33,571,426   (88,916,763)
  Contract
   Charges              (15,292)      (16,753)      (11,031)     (11,343)      (97,263)      (99,986)      (50,953)      (57,759)
  Adjustments to
   Net Assets
   Allocated to
   Contracts in
   Payout Period           (587)         (233)          768            2       (22,224)      (23,367)      (86,292)      (16,632)
  Increase
   (decrease) in
   Amounts
   Retained in
   Separate
   Account A                  -             -             -            -             -             -             -             -
                   -------------------------------------------------------------------------------------------------------------
  Net Increase
   (Decrease) In
   Net Assets
   From Contract
   Transactions      (7,350,089)   (7,275,238)    2,229,821   (6,305,030)   22,153,758   312,804,269    15,558,318   (95,738,341)
                   -------------------------------------------------------------------------------------------------------------
Total Increase
  (Decrease) In
  Net Assets         25,401,682     2,976,324    36,723,353    3,392,030     2,086,105   367,086,445    93,629,270   (17,069,280)

NET ASSETS:
Beginning Of
  Period            101,706,051    98,729,727    73,915,544   70,523,514   586,649,411   219,562,966   442,647,186   459,716,466
                   -------------------------------------------------------------------------------------------------------------
End Of Period      $127,107,733  $101,706,051  $110,638,897  $73,915,544  $588,735,516  $586,649,411  $536,276,456  $442,647,186
                   =============================================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                           VALIC COMPANY I              VALIC COMPANY I          INVESCO BALANCE-RISK
                                            FOREIGN VALUE             GLOBAL REAL ESTATE          COMMODITY STRATEGY
                                                FUND                         FUND                        FUND
                                    -------------------------------------------------------------------------------------
                                             DIVISION 89                 DIVISION 101                DIVISION 102
                                    -------------------------------------------------------------------------------------
                                       FOR THE        FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                      YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                         2013           2012          2013          2012          2013          2012
                                    -------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net Investment Income (Loss)      $  (8,695,250) $  18,664,688  $ (3,178,071) $  2,178,077  $ (2,004,146) $  2,634,254
  Net Realized Gains (Losses) From
   Securities Transactions             55,299,972        681,052    25,938,277    17,697,040    (1,418,535)       50,827
  Net Change In Unrealized
   Appreciation (Depreciation)
   During The Period                  158,727,564    119,569,909    (9,432,697)   52,872,149   (30,793,585)  (12,209,519)
                                    -------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets
  From Operations                     205,332,286    138,915,649    13,327,509    72,747,266   (34,216,266)   (9,524,438)
                                    -------------------------------------------------------------------------------------
CONTRACT TRANSACTIONS:
  Payments Received From Contract
   Owners                              51,670,607     61,706,544    37,520,926    32,366,015    22,114,612    17,897,168
  Surrenders Of Accumulation Units
   By Terminations And Withdrawals    (86,620,953)   (83,130,343)  (27,502,064)  (25,605,435)  (19,336,182)  (13,410,281)
  Annuity Benefit Payments                 (7,222)        (6,323)         (313)         (283)          (19)            -
  Transfers Between Subaccounts
   (including fixed account), Net     (65,687,667)   (81,528,990)  (42,858,827)    2,672,015    60,145,748   214,442,320
  Contract Charges                       (121,011)      (129,804)      (48,778)      (47,234)      (39,015)      (38,048)
  Adjustments to Net Assets
   Allocated to Contracts in
   Payout Period                          (12,979)        (4,917)       (4,104)           10          (138)            -
  Increase (decrease) in Amounts
   Retained in Separate Account A               -              -             -             -             -             -
                                    -------------------------------------------------------------------------------------
  Net Increase (Decrease) In Net
   Assets From Contract
   Transactions                      (100,779,225)  (103,093,833)  (32,893,160)    9,385,088    62,885,006   218,891,159
                                    -------------------------------------------------------------------------------------
Total Increase (Decrease) In Net
  Assets                              104,553,061     35,821,816   (19,565,651)   82,132,354    28,668,740   209,366,721

NET ASSETS:
Beginning Of Period                   867,032,648    831,210,832   326,429,331   244,296,977   214,138,977     4,772,256
                                    -------------------------------------------------------------------------------------
End Of Period                       $ 971,585,709  $ 867,032,648  $306,863,680  $326,429,331  $242,807,717  $214,138,977
                                    =====================================================================================

                                         VALIC COMPANY I
                                        DYNAMIC ALLOCATION
                                               FUND
                                    --------------------------
                                        DIVISION 103/(1)/
                                    --------------------------
                                      FOR THE       FOR THE
                                     YEAR ENDED    YEAR ENDED
                                    DECEMBER 31,  DECEMBER 31,
                                        2013          2012
                                    --------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net Investment Income (Loss)      $   (957,909) $         -
  Net Realized Gains (Losses) From
   Securities Transactions             1,805,360            -
  Net Change In Unrealized
   Appreciation (Depreciation)
   During The Period                  13,886,837      (20,000)
                                    --------------------------
Increase (Decrease) In Net Assets
  From Operations                     14,734,288      (20,000)
                                    --------------------------
CONTRACT TRANSACTIONS:
  Payments Received From Contract
   Owners                            120,462,145            -
  Surrenders Of Accumulation Units
   By Terminations And Withdrawals    (3,923,233)           -
  Annuity Benefit Payments                     -            -
  Transfers Between Subaccounts
   (including fixed account), Net     65,541,170        1,275
  Contract Charges                        (2,933)           -
  Adjustments to Net Assets
   Allocated to Contracts in
   Payout Period                               -            -
  Increase (decrease) in Amounts
   Retained in Separate Account A    (11,086,090)  10,000,000
                                    --------------------------
  Net Increase (Decrease) In Net
   Assets From Contract
   Transactions                      170,991,059   10,001,275
                                    --------------------------
Total Increase (Decrease) In Net
  Assets                             185,725,347    9,981,275

NET ASSETS:
Beginning Of Period                    9,981,275            -
                                    --------------------------
End Of Period                       $195,706,622  $ 9,981,275
                                    ==========================

(1)Fund commenced operations on December 31, 2012.

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Variable Annuity Life Insurance Company Separate Account A (the "Separate Account") is a segregated investment account that was established by The Variable Annuity Life Insurance Company ("VALIC") to fund variable annuity insurance contracts issued by VALIC. VALIC is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance related activities, financial services, retirement savings and asset management. The Separate Account is registered with the Securities and Exchange Commission as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account includes the following variable annuity products:
Portfolio Director, Group Unit Purchase, IMPACT, Independence Plus, Potentia, and Equity Director.

The Separate Account contracts are sold primarily by VALIC's exclusive sales force. The distributor of these contracts is American General Distributors, Inc., an affiliate of VALIC; however, all commissions are paid by VALIC. No underwriting fees are paid in connection with the distribution of these contracts.

VALIC serves as the investment adviser to the VALIC Company I and II Series (formerly AIG Retirement Company I and II). VALIC also serves as the transfer agent and accounting services agent to the VALIC Company I and II Series. SunAmerica Asset Management Corporation ("SAAMCO"), an affiliate of VALIC, serves as investment sub-adviser to certain underlying mutual funds of each series. Third-party portfolio managers manage the remaining mutual funds. Collectively, all of the mutual funds are referred to as "Funds" throughout these financial statements.

Effective October 1, 2011, VALIC Company I Global Equity Fund and the VALIC Company I International Growth I Fund changed their names to the VALIC Company I Emerging Economies Fund and the VALIC Company I International Growth Fund, respectively. On November 1, 2011, the Invesco Balanced-Risk Commodity Strategy Fund commenced operations. On October 26, 2012, the SunAmerica 2015 High Watermark Fund closed. Effective December 31, 2012 the VALIC Company I Dynamic Allocation Fund commenced operations.

The Separate Account is comprised of sixty six sub-accounts or "divisions." Each division, which represents a variable investment vehicle available only through a VALIC annuity contract, invests in the Funds listed below.

VALIC COMPANY I FUNDS

Capital Conservation Fund (Division 1 and 7)      Blue Chip Growth Fund (Division 72)
Money Market I Fund (Division 2 and 6)            Health Sciences Fund (Division 73)
Mid Cap Index Fund (Division 4)                   Value Fund (Division 74)
Asset Allocation Fund (Division 5)                Broad Cap Value Income Fund (Division 75)
Government Securities Fund (Division 8)           Large Cap Core Fund (Division 76)
Stock Index Fund (Divisions 10A, B, C, and D)     Inflation Protected Fund (Division 77)
International Equities Fund (Division 11)         Growth Fund (Division 78)
Global Social Awareness Fund (Division 12)        Large Capital Growth Fund (Division 79)
International Government Bond Fund (Division 13)  Mid Cap Strategic Growth Fund (Division 83)
Small Cap Index Fund (Division 14)                Small Cap Special Values Fund (Division 84)
Core Equity Fund (Division 15)                    Small Mid Growth Fund (Division 85)
Growth & Income Fund (Division 16)                Small Cap Aggressive Growth Fund (Division 86)
Science & Technology Fund (Division 17)           Emerging Economies Fund (Division 87)
Small Cap Fund (Division 18)                      Global Strategy Fund (Division 88)
International Growth Fund (Division 20)           Foreign Value Fund (Division 89)
Dividend Value Fund (Division 21)                 Global Real Estate Fund (Division 101)
Nasdaq-100(R) Index Fund (Division 46)            Dynamic Allocation Fund (Division 103)

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION (CONTINUED)

VALIC COMPANY II FUNDS

International Small Cap Equity Fund (Division 33)             Money Market II Fund (Division 44)
Small Cap Growth Fund (Division 35)                           Aggressive Growth Lifestyle Fund (Division 48)
Small Cap Value Fund (Division 36)                            Moderate Growth Lifestyle Fund (Division 49)
Mid Cap Growth Fund (Division 37)                             Conservative Growth Lifestyle Fund (Division 50)
Mid Cap Value Fund (Division 38)                              Core Bond Fund (Division 58)
Capital Appreciation Fund (Division 39)                       Strategic Bond Fund (Division 59)
Large Cap Value Fund (Division 40)                            High Yield Bond Fund (Division 60)
Socially Responsible Fund (Division 41)

OTHER FUNDS

Vanguard Long-Term Investment-Grade Fund (Division 22)        Ariel Fund (Division 68)
Vanguard Long-Term Treasury Fund (Division 23)                Ariel Appreciation Fund (Division 69)
Vanguard Windsor II Fund (Division 24)                        Lou Holland Growth Fund (Division 70)
Vanguard Wellington Fund (Division 25)                        SunAmerica 2020 High Watermark Fund (Division 82)
Vanguard LifeStrategy Growth Fund (Division 52)               Invesco Balanced-Risk Commodity Strategy Fund
Vanguard LifeStrategy Moderate Growth Fund (Division 53)      (Division 102)
Vanguard LifeStrategy Conservative Growth Fund (Division 54)

The assets of the Separate Account are segregated from VALIC's other assets. The operations of the Separate Account are part of VALIC.

In addition to the sixty six divisions above, a contract owner may allocate contract funds to a fixed account, which is part of VALIC's general account. Contract owners should refer to the Portfolio Director prospectus, Group Unit Purchase prospectus, IMPACT prospectus, Independence Plus prospectus, and/or the Potentia prospectus for a complete description of the available Funds and fixed account.

Net premiums from the contracts are allocated to the divisions and invested in the Funds in accordance with contract owner instructions and are recorded as principal transactions in the Statements of Changes in Net Assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principals general accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

INVESTMENT VALUATION: Investments in the Funds are valued at the net asset value per share at the close of each business day as reported by each Fund, which value their securities at fair value.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME: Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale. The cost basis to calculate the realized gains and losses is determined by recording purchases and subsequent sales on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

RESERVES FOR ANNUITY CONTRACTS ON BENEFIT: Participants are able to elect assumed interest rates between 3.0% and 6.0% in determining annuity payments. Reserves are calculated according to the 1983(a) Individual Mortality Table, the Annuity 2000 Mortality Table, and the 1994 Group Annuity Reserve Mortality Table, depending on the calendar year of annuitization.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, VALIC makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to VALIC. VALIC received a net mortality transfer from the Separate Account of $372,583 and $583,654 for the years ended December 31, 2013 and 2012, respectively.

ACCUMULATION UNITS: Accumulation units are the basic valuation unit of a deferred variable annuity. Such units are valued daily to reflect investment performance and the prorated daily deduction for mortality and expense risk charges, net of any applicable expense reimbursements. VALIC offers both standard and enhanced contracts, which have different mortality and expense risk charges.

FEDERAL INCOME TAXES: VALIC qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of VALIC and are not taxed separately. Under the current provisions of the Code, VALIC does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

3. FAIR VALUE MEASUREMENTS

Assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

Level 1-- Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

Level 2-- Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, and derivative contracts.

Level 3-- Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include certain fixed income securities and equities.

The Separate Account assets measured at fair value as of December 31, 2013 consist of investments registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2013, and respective hierarchy levels. As all assets of the Separate Account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2013, is presented.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4. CHARGES AND DEDUCTIONS


Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

MORTALITY AND EXPENSE RISK CHARGE: Deductions for mortality and expense risks assumed by VALIC are calculated daily, at an annual rate, on the average daily net asset value of the underlying Funds comprising the divisions attributable to the contract owners and are paid to VALIC. The mortality and expense risk charges for each division is shown in the table below. The charges range from 0.21% to 2.10% based on the average daily net asset value of each division. The exact rate depends on the particular product issued and the division selected. This charge is guaranteed and cannot be increased by VALIC. The mortality and expense risk charges are to compensate VALIC for assuming mortality and expense risks under the contract. The mortality risk that VALIC assumes is the obligation to provide payments during the payout period for the life of the contract, no matter how long that might be. In addition, VALIC assumes the obligation to pay during the purchase period a death benefit. The expense risk is VALIC's obligation to cover the cost of issuing and administering the contract, no matter how large the cost may be. These charges are included on the mortality and expense risk charge line of the Statement of Operations.

DIVISIONS                                                                 RISK CHARGES
---------------------------------------------------------------------------------------------------------------------------
Group Unit Purchase                                                       0.85% on the first $10 million
10B                                                                       0.425% on the next $90 million
                                                                          0.21% on the excess over $100 million
---------------------------------------------------------------------------------------------------------------------------
Portfolio Director, Impact, Independence Plus                             0.40% - 1.85%
1, 2, 4 through 8, 10A, 10C, 10D, 11 through 18, 20, 21, 30,
33, 35 through 41, 44 through 46, 48 through 50,
58 through 60, 72 through 80, 83 through 103
---------------------------------------------------------------------------------------------------------------------------
Portfolio Director                                                        0.65% - 1.25%
22 through 28, 31, 32, 47, 52 through 57, 61 through 71,
82
---------------------------------------------------------------------------------------------------------------------------
Potentia Product                                                          0.95% - 1.45%
4, 6, 10C, 12, 14, 16, 17, 26 through 28, 31, 35, 39,
47 through 50, 58, 59, 78, 79, 83, 87
---------------------------------------------------------------------------------------------------------------------------
Equity Director                                                           1.60% - 2.10%
1 through 80, 83 through 102

---------------------------------------------------------------------------------------------------------------------------
Mortality and expense risk charges of the Separate Account's divisions' 10A and 10B (as defined to include underlying Fund expenses) are limited to the following rates based on average daily net assets:

DIVISIONS                                                                 EXPENSE LIMITATIONS
---------------------------------------------------------------------------------------------------------------------------
Group Unit Purchase                                                       1.4157% on the first $359,065,787
10A                                                                       1.36% on the next $40,934,213
                                                                          1.32% on the excess over $400 million
---------------------------------------------------------------------------------------------------------------------------
10B                                                                       0.6966% on the first $25,434,267
                                                                          0.50% on the first $74,565,733
                                                                          0.25% on the excess over $100 million
---------------------------------------------------------------------------------------------------------------------------

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4. CHARGES AND DEDUCTIONS (CONTINUED)


SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS: Certain of the Funds or their affiliates have an agreement with VALIC to pay VALIC for administrative and shareholder services provided to the underlying Fund. VALIC applied these payments to reduce its charges to the division investing in that Fund. In addition, VALIC currently reimburses or credits certain divisions a portion of VALIC's mortality and expense risk charges, as shown in the table above. The reimbursements are included on the reimbursement of expenses line of the Statement of Operations. Such crediting arrangements are voluntary, and may be changed by VALIC at any time. The expense reimbursements are credited at the annual rates shown below.

     DIVISIONS                                          EXPENSE REDUCTION
     ---------------------------------------------------------------------
     22, 23, 32, 33, 35 through 41, 44, 48 through 50,       0.25%
     58 through 71

     ---------------------------------------------------------------------

ACCOUNT MAINTENANCE CHARGE: An account maintenance charge of $3.75 is assessed on each contract (except those relating to divisions 10A and 10B, contracts within division 10D are assessed a $30 annual maintenance charge) by VALIC on the last day of the calendar quarter in which VALIC receives the first purchase payment, and in quarterly installments thereafter during the accumulation period. The account maintenance charge is to reimburse VALIC for administrative expenses for establishing and maintaining the record keeping for the divisions. Account maintenance charges for all divisions in the Separate Account totaled $3,892,642 and $4,032,742 for the years ended December 31, 2013 and 2012, respectively. These charges are paid by redemption of units outstanding and are included as part of the contract charges line of the Statement of Changes in Net Assets.

SURRENDER CHARGE: When money is withdrawn from a participant's account, a surrender charge may be deducted from the amount withdrawn. VALIC received surrender charges of $4,253,904 and $4,257,806 for the years ended December 31, 2013 and 2012, respectively. The surrender charges are paid by redemption of units outstanding and represent the sum of all divisions presented in the Separate Account. These charges are included as part of the surrenders of accumulation units by termination and withdrawal line of the Statement of Changes in Net Assets.

SALES AND ADMINISTRATIVE CHARGE: Certain purchase payments into divisions 10A and 10B are subject to a sales and administrative charge. The percentage rate charged is based on the amount of purchase payment received. VALIC received $3,837 and $72 for the year ended December 31, 2013, in sales and administrative charges on variable annuity purchase payments for divisions 10A and 10B, respectively. VALIC received $6,270 and $117 for the year ended December 31, 2012, in sales and administrative charges on variable annuity purchase payments for divisions 10A and 10B, respectively. The sales and administrative charges are paid by redemption of units outstanding and represent the sum of all divisions presented in the Separate Account. These charges are included as part of the payments received from contract owners line of the Statement of Changes in Net Assets.

PREMIUM TAX CHARGE: Taxes on purchase payments are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%. If the law of the state, city, or town requires premium taxes to be paid when purchase payments are made, VALIC will deduct the tax from such payments prior to depositing the payments into the separate account. Otherwise, such tax will be deducted from the account value when annuity payments are to begin.

GUARANTEED MINIMUM WITHDRAWAL CHARGE: An optional annualized fee percentage of 0.65% for a guaranteed minimum withdrawal benefit ("GMWB") charge may be assessed on certain contracts based on eligible purchase payments made into the contract (called the "Benefit Base"). The fee is deducted quarterly and is calculated as a percentage of the Benefit Base on the date the fee is deducted. The GMWB charges for all divisions in the Separate Account totaled $22,168,382 and $18,560,128 for the years ended December 31, 2013 and 2012, respectively. These charges are paid by redemption of units outstanding and are included as part of the surrenders of accumulation units by termination and withdrawal line of the Statement of Changes in Net Assets.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of shares acquired and the aggregate proceeds from shares sold during the year ended December 31, 2013 consist of the following:

                                                                   COST OF     PROCEEDS FROM
                  UNDERLYING FUND                     DIVISION SHARES ACQUIRED  SHARES SOLD
--------------------------------------------------------------------------------------------
VALIC Company I Capital Conservation Fund                1      $     18,562   $    119,506
VALIC Company I Capital Conservation Fund                7        29,351,583     59,620,619
VALIC Company I Money Market I Fund                      2            15,255         74,174
VALIC Company I Money Market I Fund                      6        91,996,603    109,136,691
VALIC Company I Mid Cap Index Fund                       4        58,185,699    298,169,456
VALIC Company I Asset Allocation Fund                    5        21,426,824     27,107,724
VALIC Company I Government Securities Fund               8        45,638,457     27,139,493
VALIC Company I Stock Index Fund                        10A        1,132,354     15,712,265
VALIC Company I Stock Index Fund                        10B          230,057        912,513
VALIC Company I Stock Index Fund                        10C       41,807,875    284,337,845
VALIC Company I Stock Index Fund                        10D            5,842      1,868,968
VALIC Company I International Equities Fund             11       138,795,822    148,466,336
VALIC Company I Global Social Awareness Fund            12        86,391,062     31,501,947
VALIC Company I International Government Bond Fund      13        45,069,811     40,774,301
VALIC Company I Small Cap Index Fund                    14        22,994,799     96,047,686
VALIC Company I Core Equity Fund                        15         2,840,397     26,574,836
VALIC Company I Growth & Income Fund                    16         8,536,634     13,393,172
VALIC Company I Science & Technology Fund               17         5,974,161     85,318,983
VALIC Company I Small Cap Fund                          18         3,957,020     47,479,585
VALIC Company I International Growth Fund               20        22,270,158    118,711,433
VALIC Company I Dividend Value Fund                     21        90,062,825     84,425,412
Vanguard LT Investment-Grade Fund                       22        35,052,184     98,721,450
Vanguard LT Treasury Fund                               23        24,640,028     70,620,741
Vanguard Windsor II Fund                                24        80,975,687    129,041,929
Vanguard Wellington Fund                                25       137,418,820    113,377,206
VALIC Company II International Small Cap Equity Fund    33        34,350,166     67,535,271
VALIC Company II Small Cap Growth Fund                  35        15,079,516     19,399,572
VALIC Company II Small Cap Value Fund                   36         9,207,341     66,516,148
VALIC Company II Mid Cap Growth Fund                    37        16,596,790     29,803,804
VALIC Company II Mid Cap Value Fund                     38        30,108,702    102,290,908
VALIC Company II Capital Appreciation Fund              39         2,449,507      6,216,538
VALIC Company II Large Cap Value Fund                   40         9,201,536     21,183,797
VALIC Company II Socially Responsible Fund              41         6,228,166     81,175,436
VALIC Company II Money Market II Fund                   44        77,058,344     67,954,096
VALIC Company I Nasdaq-100(R) Index Fund                46        14,831,163     21,585,614
VALIC Company II Aggressive Growth Lifestyle Fund       48        64,328,641     23,351,959
VALIC Company II Moderate Growth Lifestyle Fund         49       127,889,651     30,356,388
VALIC Company II Conservative Growth Lifestyle Fund     50        76,898,169     33,455,379
Vanguard LifeStrategy Growth Fund                       52        17,806,787     12,943,550
Vanguard LifeStrategy Moderate Growth Fund              53        19,524,818     16,781,517

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

                                                               COST OF     PROCEEDS FROM
                UNDERLYING FUND                   DIVISION SHARES ACQUIRED  SHARES SOLD
----------------------------------------------------------------------------------------
Vanguard LifeStrategy Conservative Growth Fund       54       18,600,742     17,825,625
VALIC Company II Core Bond Fund                      58      241,281,521     18,718,841
VALIC Company II Strategic Bond Fund                 59       48,183,557     62,850,758
VALIC Company II High Yield Bond Fund                60       51,965,973     54,737,998
Ariel Fund                                           68       16,792,662     38,569,519
Ariel Appreciation Fund                              69       81,975,461     24,381,718
Lou Holland Growth Fund                              70        9,747,650     13,474,279
VALIC Company I Blue Chip Growth Fund                72        9,873,777     47,458,254
VALIC Company I Health Sciences Fund                 73       64,929,110     18,506,979
VALIC Company I Value Fund                           74        3,284,214     14,586,293
VALIC Company I Broad Cap Value Income Fund          75        7,043,523      8,180,107
VALIC Company I Large Cap Core Fund                  76       11,543,261     24,524,412
VALIC Company I Inflation Protected Fund             77       69,269,410     42,016,034
VALIC Company I Growth Fund                          78       28,308,841    111,407,249
VALIC Company I Large Capital Growth Fund            79        3,046,424     42,014,549
SunAmerica 2020 High Watermark Fund                  82          346,545      3,339,436
VALIC Company I Mid Cap Strategic Growth Fund        83       14,459,477     35,376,688
VALIC Company I Small Cap Special Values Fund        84        3,512,304     28,778,787
VALIC Company I Small Mid Growth Fund                85        5,596,326     14,019,548
VALIC Company I Small Cap Aggressive Growth Fund     86       15,465,387     14,088,446
VALIC Company I Emerging Economies Fund              87       82,917,451     66,115,706
VALIC Company I Global Strategy Fund                 88       44,692,316     33,688,245
VALIC Company I Foreign Value Fund                   89       22,416,123    131,895,850
VALIC Company I Global Real Estate Fund             101       29,592,812     65,674,443
Invesco Balanced-Risk Commodity Strategy Fund       102       77,017,495     16,135,711
VALIC Company I Dynamic Allocation Fund             103      190,757,752     20,125,763

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING

The accumulation units
outstanding and analysis of
the increase (decrease) in       VALIC COMPANY I       VALIC COMPANY I        VALIC COMPANY I
units outstanding as of        CAPITAL CONSERVATION  CAPITAL CONSERVATION     MONEY MARKET I
December 31, 2013.                     FUND                  FUND                  FUND
                               ----------------------------------------------------------------
                                    DIVISION 1            DIVISION 7            DIVISION 2
                               ----------------------------------------------------------------
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:      1.00% /(2)(3)(4)(5)/       1.85% /(6)/      1.00% /(2)(3)(4)(5)/
                               ----------------------------------------------------------------
Accumulation Unit Value                    6.276788              1.046454              2.898707

Accumulation Units Issued                     2,956             1,374,798                 5,563
Accumulation Units Redeemed                 (17,892)             (113,059)              (23,815)
                               ----------------------------------------------------------------
Increase (Decrease) in
  Accumulation Units
  Outstanding                               (14,936)            1,261,738               (18,252)
                               ================================================================
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                            1.00% /(2)(3)(4)(5)/
                                                     --------------------
Accumulation Unit Value                                          3.514957

Accumulation Units Issued                                       2,574,420
Accumulation Units Redeemed                                    (9,989,763)
                                                     --------------------
Increase (Decrease) in
  Accumulation Units
  Outstanding                                                  (7,415,344)
                                                     ====================
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                                 0.80% /(2)/
                                                     --------------------
Accumulation Unit Value                                          3.712439

Accumulation Units Issued                                       4,102,845
Accumulation Units Redeemed                                    (4,504,308)
                                                     --------------------
Increase (Decrease) in
  Accumulation Units
  Outstanding                                                    (401,463)
                                                     ====================
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                                 0.60% /(2)/
                                                     --------------------
Accumulation Unit Value                                          3.926601

Accumulation Units Issued                                         377,819
Accumulation Units Redeemed                                      (978,633)
                                                     --------------------
Increase (Decrease) in
  Accumulation Units
  Outstanding                                                    (600,813)
                                                     ====================
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                                 0.40% /(2)/
                                                     --------------------
Accumulation Unit Value                                          1.259234

Accumulation Units Issued                                               -
Accumulation Units Redeemed                                             -
                                                     --------------------
Increase (Decrease) in
  Accumulation Units
  Outstanding                                                           -
                                                     ====================

/(1)/Offered in registered Potentia Product
/(2)/Offered in Portfolio Director Product
/(3)/Offered in Group Unit Purchase Product
/(4)/Offered in Independence Plus Fixed and Variable Annuity Product /(5)/Offered in Impact Fixed and Variable Annuity Product
/(6)/Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)


The accumulation units
outstanding and analysis of
the increase (decrease) in       VALIC COMPANY I      VALIC COMPANY I      VALIC COMPANY I
units outstanding as of          MONEY MARKET I        MID CAP INDEX      ASSET ALLOCATION
December 31, 2013.                    FUND                 FUND                 FUND
                               ----------------------------------------------------------
                                   DIVISION 6           DIVISION 4           DIVISION 5
                               ----------------------------------------------------------
CONTRACTS WITH MORTALITY AND
EXPENSE RISK CHARGE OF:            1.85% /(6)/          1.85% /(6)/          1.85% /(6)/
                               ----------------------------------------------------------
Accumulation Unit Value               0.946289             1.450234            1.254721

Accumulation Units Issued            1,517,706              707,393             230,333
Accumulation Units Redeemed             (1,477)            (371,281)            (30,051)
                               ----------------------------------------------------------
Increase (Decrease) in
  Accumulation Units
  Outstanding                        1,516,229              336,112             200,282
                               ==========================================================
CONTRACTS WITH MORTALITY AND
EXPENSE RISK CHARGE OF:            1.45% /(1)/          1.45% /(1)/      1.00% /(2)(3)(4)(5)/
                               ----------------------------------------------------------
Accumulation Unit Value               1.011074             2.403798            7.189821

Accumulation Units Issued                9,749                3,035           1,673,016
Accumulation Units Redeemed            (21,613)              (3,519)         (2,269,669)
                               ----------------------------------------------------------
Increase (Decrease) in
  Accumulation Units
  Outstanding                          (11,864)                (484)           (596,653)
                               ==========================================================
CONTRACTS WITH MORTALITY AND
EXPENSE RISK CHARGE OF:        1.00% /(2)(3)(4)(5)/ 1.00% /(2)(3)(4)(5)/     0.80% /(2)/
                               ----------------------------------------------------------
Accumulation Unit Value               2.046729            17.195894            7.623441

Accumulation Units Issued           32,818,812            3,183,099           1,343,289
Accumulation Units Redeemed        (37,590,716)         (11,510,178)         (1,373,768)
                               ----------------------------------------------------------
Increase (Decrease) in
  Accumulation Units
  Outstanding                       (4,771,905)          (8,327,079)            (30,478)
                               ==========================================================
CONTRACTS WITH MORTALITY AND
EXPENSE RISK CHARGE OF:            0.95% /(1)/          0.95% /(1)/          0.60% /(2)/
                               ----------------------------------------------------------
Accumulation Unit Value               1.055266             2.793726            8.100786

Accumulation Units Issued                    -                    -              14,348
Accumulation Units Redeemed                  -                    -             (25,972)
                               ----------------------------------------------------------
Increase (Decrease) in
  Accumulation Units
  Outstanding                                -                    -             (11,624)
                               ==========================================================
CONTRACTS WITH MORTALITY AND
EXPENSE RISK CHARGE OF:            0.80% /(2)/          0.80% /(2)/          0.40% /(2)/
                               ----------------------------------------------------------
Accumulation Unit Value               2.162349            18.261856            1.383375

Accumulation Units Issued            9,505,917               70,863                   -
Accumulation Units Redeemed        (11,515,449)          (5,208,064)                  -
                               ----------------------------------------------------------
Increase (Decrease) in
  Accumulation Units
  Outstanding                       (2,009,532)          (5,137,201)                  -
                               ==========================================================
CONTRACTS WITH MORTALITY AND
EXPENSE RISK CHARGE OF:            0.60% /(2)/          0.60% /(2)/
                               --------------------------------------
Accumulation Unit Value               2.286959            19.440848

Accumulation Units Issued              921,274               73,137
Accumulation Units Redeemed           (846,780)            (233,866)
                               --------------------------------------
Increase (Decrease) in
  Accumulation Units
  Outstanding                           74,494             (160,729)
                               ======================================
CONTRACTS WITH MORTALITY AND
EXPENSE RISK CHARGE OF:            0.40% /(2)/          0.40% /(2)/
                               --------------------------------------
Accumulation Unit Value               1.007593             1.560594

Accumulation Units Issued            1,595,354            1,360,232
Accumulation Units Redeemed         (2,760,080)          (1,422,663)
                               --------------------------------------
Increase (Decrease) in
  Accumulation Units
  Outstanding                       (1,164,726)             (62,431)
                               ======================================

/(1)/Offered in registered Potentia Product
/(2)/Offered in Portfolio Director Product
/(3)/Offered in Group Unit Purchase Product
/(4)/Offered in Independence Plus Fixed and Variable Annuity Product /(5)/Offered in Impact Fixed and Variable Annuity Product
/(6)/Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the          VALIC COMPANY I      VALIC COMPANY I    VALIC COMPANY I
increase (decrease) in units outstanding as of December 31,  GOVERNMENT SECURITIES     STOCK INDEX        STOCK INDEX
2013.                                                                FUND                 FUND               FUND
                                                             --------------------------------------------------------
                                                                  DIVISION 8          DIVISION 10A       DIVISION 10B
                                                             --------------------------------------------------------

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.85% /(6)/      1.00% /(2)(3)(4)(5)/  0.4335% /(3)/
                                                             --------------------------------------------------------
Accumulation Unit Value                                             1.031550            36.508537          64.552824

Accumulation Units Issued                                            324,755               36,337              3,521
Accumulation Units Redeemed                                         (346,092)            (439,448)           (16,968)
                                                             --------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                (21,338)            (403,111)           (13,447)
                                                             ========================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.00% /(2)(3)(4)(5)/
                                                                  ----------
Accumulation Unit Value                                             3.403149

Accumulation Units Issued                                          4,294,033
Accumulation Units Redeemed                                       (4,585,981)
                                                                  ----------
Increase (Decrease) in Accumulation Units Outstanding               (291,948)
                                                                  ==========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.80% /(2)/
                                                                  ----------
Accumulation Unit Value                                             3.594375

Accumulation Units Issued                                          6,884,491
Accumulation Units Redeemed                                       (1,718,692)
                                                                  ----------
Increase (Decrease) in Accumulation Units Outstanding              5,165,799
                                                                  ==========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.60% /(2)/
                                                                  ----------
Accumulation Unit Value                                             3.801647

Accumulation Units Issued                                            630,987
Accumulation Units Redeemed                                          (39,312)
                                                                  ----------
Increase (Decrease) in Accumulation Units Outstanding                591,675
                                                                  ==========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.40% /(2)/
                                                                  ----------
Accumulation Unit Value                                             1.201325

Accumulation Units Issued                                                  -
Accumulation Units Redeemed                                                -
                                                                  ----------
Increase (Decrease) in Accumulation Units Outstanding                      -
                                                                  ==========

/(1)/Offered in registered Potentia Product
/(2)/Offered in Portfolio Director Product
/(3)/Offered in Group Unit Purchase Product
/(4)/Offered in Independence Plus Fixed and Variable Annuity Product /(5)/Offered in Impact Fixed and Variable Annuity Product
/(6)/Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and
analysis of the increase (decrease) in      VALIC COMPANY I       VALIC COMPANY I       VALIC COMPANY I
units outstanding as of December 31,          STOCK INDEX           STOCK INDEX      INTERNATIONAL EQUITIES
2013.                                            FUND                  FUND                   FUND
                                         -----------------------------------------------------------------
                                             DIVISION 10C          DIVISION 10D           DIVISION 11
                                         -----------------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             1.85% /(6)/      1.00% /(2)(3)(4)(5)/        1.85% /(6)/
                                         -----------------------------------------------------------------
Accumulation Unit Value                              1.468634             13.734442               1.144765

Accumulation Units Issued                             571,756                   484              1,120,916
Accumulation Units Redeemed                          (597,248)             (139,536)               (36,922)
                                         -----------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                   (25,491)             (139,052)             1,083,994
                                         =================================================================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             1.45% /(1)/                             1.00% /(2)(3)(4)(5)/
                                         --------------------                         --------------------
Accumulation Unit Value                              1.422631                                     1.952003

Accumulation Units Issued                               5,539                                   70,675,470
Accumulation Units Redeemed                               (78)                                 (51,002,327)
                                         --------------------                         --------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                     5,461                                   19,673,143
                                         ====================                         ====================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                        1.00% /(2)(3)(4)(5)/                              0.80% /(2)/
                                         --------------------                         --------------------
Accumulation Unit Value                              7.749676                                     2.048270

Accumulation Units Issued                           2,930,696                                    7,389,328
Accumulation Units Redeemed                       (26,386,311)                                 (24,677,236)
                                         --------------------                         --------------------
Increase (Decrease) in Accumulation
  Units Outstanding                               (23,455,615)                                 (17,287,907)
                                         ====================                         ====================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             0.95% /(1)/                                  0.60% /(2)/
                                         --------------------                         --------------------
Accumulation Unit Value                              2.031918                                     2.150212

Accumulation Units Issued                                   -                                      355,366
Accumulation Units Redeemed                                 -                                     (446,525)
                                         --------------------                         --------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                         -                                      (91,159)
                                         ====================                         ====================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             0.80% /(2)/                                  0.40% /(2)/
                                         --------------------                         --------------------
Accumulation Unit Value                              8.157666                                     0.876612

Accumulation Units Issued                           1,384,422                                            -
Accumulation Units Redeemed                        (7,857,660)                                           -
                                         --------------------                         --------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                (6,473,238)                                           -
                                         ====================                         ====================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             0.60% /(2)/
                                         --------------------
Accumulation Unit Value                              8.606524

Accumulation Units Issued                             156,637
Accumulation Units Redeemed                          (591,644)
                                         --------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                  (435,007)
                                         ====================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             0.40% /(2)/
                                         --------------------
Accumulation Unit Value                              1.308556

Accumulation Units Issued                           2,732,660
Accumulation Units Redeemed                        (4,385,570)
                                         --------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                (1,652,909)
                                         ====================

/(1)/  Offered in registered Potentia Product
/(2)/  Offered in Portfolio Director Product
/(3)/  Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product
/(6)/  Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)


The accumulation units outstanding and
 analysis of the increase (decrease) in    VALIC COMPANY I        VALIC COMPANY I       VALIC COMPANY I
 units outstanding as of December 31,      SOCIAL AWARENESS    INT'L GOVERNMENT BOND    SMALL CAP INDEX
 2013.                                           FUND                  FUND                  FUND
                                         ----------------------------------------------------------------
                                             DIVISION 12            DIVISION 13           DIVISION 14
                                         ----------------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE
 RISK CHARGE OF:                              1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
                                         ----------------------------------------------------------------
Accumulation Unit Value                              1.341730              1.013502              1.456651

Accumulation Units Issued                              11,447               367,218               542,259
Accumulation Units Redeemed                                 -              (486,727)             (290,459)
                                         ----------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                    11,447              (119,509)              251,800
                                         ================================================================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             1.45% /(1)/      1.00% /(2)(3)(4)(5)/       1.45% /(1)/
                                         ----------------------------------------------------------------
Accumulation Unit Value                              1.259968              3.019974              2.167006

Accumulation Units Issued                                   -            11,062,149                   514
Accumulation Units Redeemed                                 -            (7,954,364)                 (290)
                                         ----------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                         -             3,107,786                   224
                                         ================================================================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                        1.00% /(2)(3)(4)(5)/       0.80% /(2)/      1.00% /(2)(3)(4)(5)/
                                         ----------------------------------------------------------------
Accumulation Unit Value                              5.235244              3.154926              5.842254

Accumulation Units Issued                           6,294,647             3,133,698             3,161,340
Accumulation Units Redeemed                        (3,175,058)           (4,260,817)          (10,980,262)
                                         ----------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                 3,119,589            (1,127,119)           (7,818,922)
                                         ================================================================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             0.95% /(1)/           0.60% /(2)/           0.95% /(1)/
                                         ----------------------------------------------------------------
Accumulation Unit Value                              1.771598              3.298625              2.581519

Accumulation Units Issued                                   -                23,564                     -
Accumulation Units Redeemed                                 -              (143,459)                    -
                                         ----------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                         -              (119,895)                    -
                                         ================================================================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             0.80% /(2)/           0.40% /(2)/           0.80% /(2)/
                                         ----------------------------------------------------------------
Accumulation Unit Value                              5.485330              1.258361              6.093021

Accumulation Units Issued                          10,197,815                     -               418,691
Accumulation Units Redeemed                        (2,845,376)                 (753)           (5,401,039)
                                         ----------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                 7,352,438                  (753)           (4,982,348)
                                         ================================================================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             0.60% /(2)/                                 0.60% /(2)/
                                         --------------------                        --------------------
Accumulation Unit Value                              5.758249                                    6.363231

Accumulation Units Issued                             868,363                                     122,648
Accumulation Units Redeemed                          (103,647)                                   (145,900)
                                         --------------------                        --------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                   764,716                                     (23,252)
                                         ====================                        ====================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             0.40% /(2)/                                 0.40% /(2)/
                                         --------------------                        --------------------
Accumulation Unit Value                              1.144191                                    1.480713

Accumulation Units Issued                                   7                                   1,145,578
Accumulation Units Redeemed                           (78,110)                                   (982,503)
                                         --------------------                        --------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                   (78,103)                                    163,075
                                         ====================                        ====================

/(1)/  Offered in registered Potentia Product
/(2)/  Offered in Portfolio Director Product
/(3)/  Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product
/(6)/  Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)


The accumulation units outstanding
 and analysis of the increase             VALIC COMPANY I       VALIC COMPANY I      VALIC COMPANY I
 (decrease) in units outstanding as         CORE EQUITY         GROWTH & INCOME    SCIENCE & TECHNOLOGY
 of December 31, 2013.                         FUND                  FUND                 FUND
                                       -----------------------------------------------------------------
                                            DIVISION 15           DIVISION 16          DIVISION 17
                                       -----------------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE
 RISK CHARGE OF:                            1.85% /(6)/           1.85% /(6)/          1.85% /(6)/
Accumulation Unit Value                            1.450004              1.360783              1.421110

Accumulation Units Issued                            27,656                 3,503               204,618
Accumulation Units Redeemed                         (41,915)              (19,324)             (14,167)
                                       -----------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                 (14,259)              (15,822)              190,450
                                       =================================================================
CONTRACTS WITH MORTALITY AND EXPENSE
 RISK CHARGE OF:                       1.00% /(2)(3)(4)(5)/       1.45% /(1)/          1.45% /(1)/
                                       -----------------------------------------------------------------
Accumulation Unit Value                            3.052463              1.238658              0.928614

Accumulation Units Issued                           593,201                    83                 1,784
Accumulation Units Redeemed                      (7,518,220)                 (363)                (280)
                                       -----------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                              (6,925,020)                 (280)                1,504
                                       =================================================================
CONTRACTS WITH MORTALITY AND EXPENSE
 RISK CHARGE OF:                            0.80% /(2)/      1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/
                                       -----------------------------------------------------------------
Accumulation Unit Value                            3.171055              3.098750              4.151977

Accumulation Units Issued                           345,979             1,160,307               350,389
Accumulation Units Redeemed                      (1,495,924)           (2,547,889)         (16,390,563)
                                       -----------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                              (1,149,944)           (1,387,583)         (16,040,174)
                                       =================================================================
CONTRACTS WITH MORTALITY AND EXPENSE
 RISK CHARGE OF:                            0.60% /(2)/           0.95% /(1)/          0.95% /(1)/
                                       -----------------------------------------------------------------
Accumulation Unit Value                            3.298383              1.761899              2.331851

Accumulation Units Issued                             9,459                     -                     -
Accumulation Units Redeemed                         (53,369)                    -                     -
                                       -----------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                 (43,910)                    -                     -
                                       =================================================================
CONTRACTS WITH MORTALITY AND EXPENSE
 RISK CHARGE OF:                            0.40% /(2)/           0.80% /(2)/          0.80% /(2)/
                                       -----------------------------------------------------------------
Accumulation Unit Value                            1.248656              3.219328              4.312453

Accumulation Units Issued                                 -               487,840               491,673
Accumulation Units Redeemed                         (42,886)             (537,981)          (5,445,396)
                                       -----------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                 (42,886)              (50,141)          (4,953,723)
                                       =================================================================
CONTRACTS WITH MORTALITY AND EXPENSE
 RISK CHARGE OF:                                                  0.60% /(2)/          0.60% /(2)/
                                                             -------------------------------------------
Accumulation Unit Value                                                  3.348623              4.485805

Accumulation Units Issued                                                  19,609               147,690
Accumulation Units Redeemed                                               (43,564)            (430,293)
                                                             -------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                                       (23,955)            (282,603)
                                                             ===========================================
CONTRACTS WITH MORTALITY AND EXPENSE
 RISK CHARGE OF:                                                  0.40% /(2)/          0.40% /(2)/
                                                             -------------------------------------------
Accumulation Unit Value                                                  1.157537              1.479825

Accumulation Units Issued                                                       -             1,171,020
Accumulation Units Redeemed                                                     -           (1,646,282)
                                                             -------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                                             -             (475,263)
                                                             ===========================================

/(1)/  Offered in registered Potentia Product
/(2)/  Offered in Portfolio Director Product
/(3)/  Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product
/(6)/  Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)


The accumulation units outstanding and           VALIC COMPANY I      VALIC COMPANY I        VALIC COMPANY I
 analysis of the increase (decrease) in             SMALL CAP       INTERNATIONAL GROWTH     DIVIDEND VALUE
 units outstanding as of December 31, 2013.           FUND                  FUND                  FUND
                                              ----------------------------------------------------------------
                                                   DIVISION 18          DIVISION 20            DIVISION 21
                                              ----------------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK
 CHARGE OF:                                        1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
                                              ----------------------------------------------------------------
Accumulation Unit Value                                   1.527169              1.238261              1.498449

Accumulation Units Issued                                   53,864               440,554               226,526
Accumulation Units Redeemed                               (197,468)           (1,195,470)             (497,849)
                                              ----------------------------------------------------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                             (143,604)             (754,916)             (271,323)
                                              ================================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK
 CHARGE OF:                                   1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/
                                              ----------------------------------------------------------------
Accumulation Unit Value                                   4.448274              2.882216              2.452844

Accumulation Units Issued                                  460,213             2,623,224            39,037,600
Accumulation Units Redeemed                             (7,623,322)          (18,081,135)          (15,987,333)
                                              ----------------------------------------------------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                           (7,163,110)          (15,457,911)           23,050,268
                                              ================================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK
 CHARGE OF:                                        0.80% /(2)/           0.80% /(2)/           0.80% /(2)/
                                              ----------------------------------------------------------------
Accumulation Unit Value                                   4.641532              3.006410              2.585353

Accumulation Units Issued                                  458,865             5,096,183             1,432,163
Accumulation Units Redeemed                             (3,133,518)          (21,465,972)          (17,186,874)
                                              ----------------------------------------------------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                           (2,674,653)          (16,369,789)          (15,754,712)
                                              ================================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK
 CHARGE OF:                                        0.60% /(2)/           0.60% /(2)/           0.60% /(2)/
                                              ----------------------------------------------------------------
Accumulation Unit Value                                   4.863623              3.139702              2.734486

Accumulation Units Issued                                   47,891               209,157               326,155
Accumulation Units Redeemed                               (418,312)           (1,655,091)           (1,591,059)
                                              ----------------------------------------------------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                             (370,421)           (1,445,934)           (1,264,904)
                                              ================================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK
 CHARGE OF:                                        0.40% /(2)/           0.40% /(2)/           0.40% /(2)/
                                              ----------------------------------------------------------------
Accumulation Unit Value                                   1.583128              1.060454              1.270935

Accumulation Units Issued                                        -                     -                 3,337
Accumulation Units Redeemed                                      -                     -               (47,597)
                                              ----------------------------------------------------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                                    -                     -               (44,259)
                                              ================================================================

/(1)/  Offered in registered Potentia Product
/(2)/  Offered in Portfolio Director Product
/(3)/  Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product
/(6)/  Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and              VANGUARD              VANGUARD         VANGUARD
 analysis of the increase (decrease) in       LONG-TERM INVESTMENT   LONG-TERM TREASURY   WINDSOR II
 units outstanding as of December 31, 2013.        GRADE FUND               FUND             FUND
                                              -------------------------------------------------------
                                                  DIVISION 22           DIVISION 23       DIVISION 24
                                              -------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                       1.85% /(6)/           1.85% /(6)/      2.10% /(6)/
                                              -------------------------------------------------------
Accumulation Unit Value                                   1.165138              1.100419     1.470949

Accumulation Units Issued                                1,435,731             1,341,002       25,253
Accumulation Units Redeemed                               (415,502)             (389,398)     (97,251)
                                              -------------------------------------------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                            1,020,229               951,604      (71,999)
                                              =======================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                  1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/  1.25% /(2)/
                                              -------------------------------------------------------
Accumulation Unit Value                                   2.801205              2.684509     3.422796

Accumulation Units Issued                                3,512,734             1,511,131      620,832
Accumulation Units Redeemed                            (27,078,042)          (16,510,100) (24,966,914)
                                              -------------------------------------------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                          (23,565,308)          (14,998,969) (24,346,082)
                                              =======================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                       0.80% /(2)/           0.80% /(2)/      1.05% /(2)/
                                              -------------------------------------------------------
Accumulation Unit Value                                   2.980605              2.831635     3.610545

Accumulation Units Issued                                2,257,783             2,073,072      726,609
Accumulation Units Redeemed                             (5,133,332)           (6,075,504)  (8,345,240)
                                              -------------------------------------------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                           (2,875,549)           (4,002,432)  (7,618,631)
                                              =======================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                       0.60% /(2)/           0.60% /(2)/      0.85% /(2)/
                                              -------------------------------------------------------
Accumulation Unit Value                                   3.183634              2.992910     3.822670

Accumulation Units Issued                                   17,539                30,597      345,910
Accumulation Units Redeemed                               (207,475)             (212,399)    (581,782)
                                              -------------------------------------------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                             (189,937)             (181,802)    (235,872)
                                              =======================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                       0.40% /(2)/           0.40% /(2)/      0.65% /(2)/
                                              -------------------------------------------------------
Accumulation Unit Value                                   1.495886              1.386286     1.244287

Accumulation Units Issued                                        -                     -    1,841,097
Accumulation Units Redeemed                                (38,975)              (60,973)  (1,846,739)
                                              -------------------------------------------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                              (38,975)              (60,973)      (5,642)
                                              =======================================================

/(1)/  Offered in registered Potentia Product
/(2)/  Offered in Portfolio Director Product
/(3)/  Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product
/(6)/  Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)


The accumulation units outstanding and analysis of the        VANGUARD       VALIC COMPANY II     VALIC COMPANY II
increase (decrease) in units outstanding as of December 31,  WELLINGTON   INTERNATIONAL GROWTH II SMALL CAP GROWTH
2013.                                                           FUND               FUND                 FUND
                                                             ----------------------------------------------------
                                                             DIVISION 25        DIVISION 33         DIVISION 35
                                                             ----------------------------------------------------

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         2.10% /(6)/        1.60% /(6)/         1.60% /(6)/
                                                             ----------------------------------------------------
Accumulation Unit Value                                         1.313573           1.132620            1.516031

Accumulation Units Issued                                        218,232             14,565             273,579
Accumulation Units Redeemed                                     (399,478)           (28,658)            (26,952)
                                                             ----------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding           (181,246)           (14,093)            246,627
                                                             ====================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.25% /(2)/        0.75% /(2)/         1.45% /(1)/
                                                             ----------------------------------------------------
Accumulation Unit Value                                         3.617684           2.182321            1.410139

Accumulation Units Issued                                      4,885,600         16,014,410                  98
Accumulation Units Redeemed                                  (14,362,615)       (26,420,337)                  -
                                                             ----------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding         (9,477,015)       (10,405,927)                 98
                                                             ====================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.05% /(2)/        0.55% /(2)/         0.95% /(1)/
                                                             ----------------------------------------------------
Accumulation Unit Value                                         3.846035           2.250235            2.488347

Accumulation Units Issued                                      1,624,147            890,305                   -
Accumulation Units Redeemed                                  (11,244,719)        (4,699,718)                  -
                                                             ----------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding         (9,620,572)        (3,809,414)                  -
                                                             ====================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.85% /(2)/        0.35% /(2)/         0.75% /(2)/
                                                             ----------------------------------------------------
Accumulation Unit Value                                         4.107934           2.320401            2.667000

Accumulation Units Issued                                        494,473             97,465           4,665,002
Accumulation Units Redeemed                                     (573,187)          (132,290)         (6,964,964)
                                                             ----------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding            (78,714)           (34,825)         (2,299,963)
                                                             ====================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.65% /(2)/        0.15% /(2)/         0.55% /(2)/
                                                             ----------------------------------------------------
Accumulation Unit Value                                         1.389557           0.929247            2.749973

Accumulation Units Issued                                      1,977,206                  -           1,438,594
Accumulation Units Redeemed                                   (1,836,167)                 -          (1,466,336)
                                                             ----------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding            141,040                  -             (27,742)
                                                             ====================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                0.35% /(2)/
                                                                                                    -----------
Accumulation Unit Value                                                                                2.835773

Accumulation Units Issued                                                                               206,705
Accumulation Units Redeemed                                                                            (142,656)
                                                                                                    -----------
Increase (Decrease) in Accumulation Units Outstanding                                                    64,050
                                                                                                    ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                              0.15% /(2)/
                                                                                                    -----------
Accumulation Unit Value                                                                                0.911530

Accumulation Units Issued                                                                                     -
Accumulation Units Redeemed                                                                                   -
                                                                                                    -----------
Increase (Decrease) in Accumulation Units Outstanding                                                         -
                                                                                                    ===========

/(1)/Offered in registered Potentia Product
/(2)/Offered in Portfolio Director Product
/(3)/Offered in Group Unit Purchase Product
/(4)/Offered in Independence Plus Fixed and Variable Annuity Product /(5)/Offered in Impact Fixed and Variable Annuity Product
/(6)/Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)


The accumulation units outstanding and analysis of the       VALIC COMPANY II VALIC COMPANY II VALIC COMPANY II
increase (decrease) in units outstanding as of December 31,  SMALL CAP VALUE   MID CAP GROWTH   MID CAP VALUE
2013.                                                              FUND             FUND             FUND
                                                             -------------------------------------------------
                                                               DIVISION 36      DIVISION 37      DIVISION 38
                                                             -------------------------------------------------

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           1.60% /(6)/      1.60% /(6)/      1.60% /(6)/
                                                             -------------------------------------------------
Accumulation Unit Value                                           1.377867         1.319192         1.422819

Accumulation Units Issued                                            9,536          411,010          728,219
Accumulation Units Redeemed                                        (28,576)         (51,054)         (72,912)
                                                             -------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding              (19,040)         359,956          655,307
                                                             =================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           0.75% /(2)/      0.75% /(2)/      0.75% /(2)/
                                                             -------------------------------------------------
Accumulation Unit Value                                           3.465952         1.839903         4.993453

Accumulation Units Issued                                        2,156,776        7,478,386        5,886,204
Accumulation Units Redeemed                                    (14,798,291)     (16,222,029)     (16,031,954)
                                                             -------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding          (12,641,515)      (8,743,643)     (10,145,750)
                                                             =================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           0.55% /(2)/      0.55% /(2)/      0.55% /(2)/
                                                             -------------------------------------------------
Accumulation Unit Value                                           3.573690         1.897074         5.148688

Accumulation Units Issued                                          258,542        1,538,253          265,512
Accumulation Units Redeemed                                     (5,158,773)      (1,814,728)      (5,402,007)
                                                             -------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding           (4,900,231)        (276,475)      (5,136,495)
                                                             =================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           0.35% /(2)/      0.35% /(2)/      0.35% /(2)/
                                                             -------------------------------------------------
Accumulation Unit Value                                           3.685155         1.956307         5.309313

Accumulation Units Issued                                          170,377          206,716          384,086
Accumulation Units Redeemed                                       (107,231)        (156,445)        (168,226)
                                                             -------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding               63,146           50,271          215,860
                                                             =================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           0.15% /(2)/      0.15% /(2)/      0.15% /(2)/
                                                             -------------------------------------------------
Accumulation Unit Value                                           1.444535         1.222828         1.407157

Accumulation Units Issued                                          401,932                -          530,731
Accumulation Units Redeemed                                       (279,593)               -         (486,476)
                                                             -------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding              122,339                -           44,255
                                                             =================================================

/(1)/  Offered in registered Potentia Product
/(2)/  Offered in Portfolio Director Product
/(3)/  Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product
/(6)/  Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)


The accumulation units outstanding and analysis of the       VALIC COMPANY II  VALIC COMPANY II VALIC COMPANY II
increase (decrease) in units outstanding as of December 31,       CAPITAL      LARGE CAP VALUE      SOCIALLY
2013.                                                        APPRECIATION FUND       FUND       RESPONSIBLE FUND
                                                             --------------------------------------------------
                                                                DIVISION 39      DIVISION 40      DIVISION 41
                                                             --------------------------------------------------

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            1.60% /(6)/      1.60% /(6)/      1.60% /(6)/
                                                             --------------------------------------------------
Accumulation Unit Value                                            1.500843         1.442577         1.506872

Accumulation Units Issued                                            24,374        1,198,375           25,141
Accumulation Units Redeemed                                         (14,575)        (763,613)          (3,963)
                                                             --------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                 9,799          434,761           21,178
                                                             ==================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            1.45% /(1)/      0.75% /(2)/      0.75% /(2)/
                                                             --------------------------------------------------
Accumulation Unit Value                                            1.086168         2.521468         2.160966

Accumulation Units Issued                                             2,186        1,955,001        1,780,330
Accumulation Units Redeemed                                          (6,394)      (6,297,744)     (33,038,135)
                                                             --------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                (4,208)      (4,342,743)     (31,257,805)
                                                             ==================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            0.95% /(1)/      0.55% /(2)/      0.55% /(2)/
                                                             --------------------------------------------------
Accumulation Unit Value                                            1.896055         2.599955         2.228173

Accumulation Units Issued                                                 -        1,138,246          262,919
Accumulation Units Redeemed                                               -       (2,006,427)      (6,825,005)
                                                             --------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                     -         (868,181)      (6,562,087)
                                                             ==================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            0.75% /(2)/      0.35% /(2)/      0.35% /(2)/
                                                             --------------------------------------------------
Accumulation Unit Value                                            1.515051         2.681060         2.297738

Accumulation Units Issued                                         1,127,747          258,901          618,104
Accumulation Units Redeemed                                      (3,086,006)        (180,875)         (97,691)
                                                             --------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding            (1,958,259)          78,026          520,412
                                                             ==================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            0.55% /(2)/      0.15% /(2)/      0.15% /(2)/
                                                             --------------------------------------------------
Accumulation Unit Value                                            1.562180         1.148583         1.383092

Accumulation Units Issued                                           617,801                -                -
Accumulation Units Redeemed                                      (1,313,209)               -                -
                                                             --------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding              (695,409)               -                -
                                                             ==================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            0.35% /(2)/
                                                             --------------------------------------------------
Accumulation Unit Value                                            1.610983

Accumulation Units Issued                                            19,122
Accumulation Units Redeemed                                         (92,347)
                                                                -----------
Increase (Decrease) in Accumulation Units Outstanding               (73,225)
                                                                ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            0.15% /(2)/
                                                                -----------
Accumulation Unit Value                                            1.289229

Accumulation Units Issued                                                 -
Accumulation Units Redeemed                                               -
                                                                -----------
Increase (Decrease) in Accumulation Units Outstanding                     -
                                                                ===========

/(1)  /Offered in registered Potentia Product
/(2)/  Offered in Portfolio Director Product
/(3)  /Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product
/(6)/  Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)


The accumulation units outstanding and analysis of the       VALIC COMPANY II   VALIC COMPANY I    VALIC COMPANY II
increase (decrease) in units outstanding as of December 31,  MONEY MARKET II    NASDAQ-100 (R)     AGGRESSIVE GROWTH
2013.                                                              FUND           INDEX FUND        LIFESTYLE FUND
                                                             -----------------------------------------------------
                                                               DIVISION 44        DIVISION 46         DIVISION 48
                                                             -----------------------------------------------------

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           1.60% /(6)/        1.85% /(6)/         1.60% /(6)/
                                                             -----------------------------------------------------
Accumulation Unit Value                                           0.953414           1.565104            1.337015

Accumulation Units Issued                                        3,476,615            308,416             116,364
Accumulation Units Redeemed                                     (1,624,380)          (295,220)            (56,611)
                                                             -----------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding            1,852,236             13,197              59,753
                                                             =====================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           0.75% /(2)/    1.00% /(2)(3)(4)(5)/    1.45% /(1)/
                                                             -----------------------------------------------------
Accumulation Unit Value                                           1.236334           0.979261            1.720276

Accumulation Units Issued                                       42,484,765         12,135,911              21,316
Accumulation Units Redeemed                                    (36,055,461)       (16,417,594)            (11,201)
                                                             -----------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding            6,429,304         (4,281,683)             10,115
                                                             =====================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           0.55% /(2)/        0.80% /(2)/         0.75% /(2)/
                                                             -----------------------------------------------------
Accumulation Unit Value                                           1.274872           1.005440            2.675313

Accumulation Units Issued                                       10,834,194          3,937,867          21,116,969
Accumulation Units Redeemed                                    (11,023,018)        (6,289,309)         (4,356,715)
                                                             -----------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding             (188,825)        (2,351,442)         16,760,255
                                                             =====================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           0.35% /(2)/        0.60% /(2)/         0.95% /(1)/
                                                             -----------------------------------------------------
Accumulation Unit Value                                           1.314671           1.032275            2.329947

Accumulation Units Issued                                        1,678,380            764,269                   -
Accumulation Units Redeemed                                     (1,047,983)          (737,324)                  -
                                                             -----------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding              630,398             26,945                   -
                                                             =====================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           0.15% /(2)/        0.40% /(2)/         0.55% /(2)/
                                                             -----------------------------------------------------
Accumulation Unit Value                                           1.023625           1.610529            2.758608

Accumulation Units Issued                                                -                  -           4,167,743
Accumulation Units Redeemed                                              -                  -          (2,929,685)
                                                             -----------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                    -                  -           1,238,058
                                                             =====================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                  0.35% /(2)/
                                                                                                      -----------
Accumulation Unit Value                                                                                  2.844660

Accumulation Units Issued                                                                                 230,928
Accumulation Units Redeemed                                                                              (137,565)
                                                                                                      -----------
Increase (Decrease) in Accumulation Units Outstanding                                                      93,363
                                                                                                      ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                  0.15% /(2)/
                                                                                                      -----------
Accumulation Unit Value                                                                                  1.327986

Accumulation Units Issued                                                                                       -
Accumulation Units Redeemed                                                                                     -
                                                                                                      -----------
Increase (Decrease) in Accumulation Units Outstanding                                                           -
                                                                                                      ===========

/(1)/  Offered in registered Potentia Product
/(2)  /Offered in Portfolio Director Product
/(3)  /Offered in Group Unit Purchase Product
/(4) /Offered in Independence Plus Fixed and Variable Annuity Product /(5) /Offered in Impact Fixed and Variable Annuity Product
/(6)  /Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)

                                                                                                    VANGUARD
                                                             VALIC COMPANY II  VALIC COMPANY II   LIFESTRATEGY
The accumulation units outstanding and analysis of the       MODERATE GROWTH  CONSERVATIVE GROWTH    GROWTH
 increase (decrease) in units outstanding as of               LIFESTYLE FUND    LIFESTYLE FUND        FUND
 December 31, 2013.                                          ---------------- ------------------- ------------
                                                               DIVISION 49        DIVISION 50     DIVISION 52
                                                             ---------------- ------------------- ------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           1.60% /(6)/        1.60% /(6)/     2.10% /(6)/
                                                             ------------------------------------------------
Accumulation Unit Value                                           1.279439           1.206046        1.271879

Accumulation Units Issued                                          698,148             17,150           6,412
Accumulation Units Redeemed                                       (623,421)          (28,878)          (1,465)
                                                             ------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding               74,727            (11,728)          4,946
                                                             ================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           1.45% /(1)/        1.45% /(1)/     1.25% /(2)/
                                                             ------------------------------------------------
Accumulation Unit Value                                           1.802616           1.734216        2.032077

Accumulation Units Issued                                           19,471              1,147       5,884,659
Accumulation Units Redeemed                                         (9,483)            (3,664)     (3,834,489)
                                                             ------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                9,988             (2,517)      2,050,170
                                                             ================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           0.75% /(2)/        0.75% /(2)/     1.05% /(2)/
                                                             ------------------------------------------------
Accumulation Unit Value                                           2.734078           2.558943        2.095159

Accumulation Units Issued                                       40,915,415         22,340,101       1,434,427
Accumulation Units Redeemed                                     (3,330,527)        (6,045,374)     (1,750,659)
                                                             ------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding           37,584,887         16,294,728        (316,232)
                                                             ================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           0.95% /(1)/        0.95% /(1)/     0.85% /(2)/
                                                             ------------------------------------------------
Accumulation Unit Value                                           2.115351           1.880687        2.160051

Accumulation Units Issued                                                -                  -          94,639
Accumulation Units Redeemed                                              -                  -        (248,325)
                                                             ------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                    -                  -        (153,686)
                                                             ================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           0.55% /(2)/        0.55% /(2)/     0.65% /(2)/
                                                             ------------------------------------------------
Accumulation Unit Value                                           2.819101           2.638562        1.175602

Accumulation Units Issued                                        6,972,930          7,155,426               -
Accumulation Units Redeemed                                     (4,501,876)        (5,234,323)              -
                                                             ------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding            2,471,054          1,921,104               -
                                                             ================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           0.35% /(2)/        0.35% /(2)/
                                                             -----------------------------------
Accumulation Unit Value                                           2.907009           2.720782

Accumulation Units Issued                                          316,103            479,608
Accumulation Units Redeemed                                       (193,618)          (141,807)
                                                             -----------------------------------
Increase (Decrease) in Accumulation Units Outstanding              122,485            337,801
                                                             ===================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           0.15% /(2)/        0.15% /(2)/
                                                             -----------------------------------
Accumulation Unit Value                                           1.378210           1.370965

Accumulation Units Issued                                                -                  -
Accumulation Units Redeemed                                              -                  -
                                                             -----------------------------------
Increase (Decrease) in Accumulation Units Outstanding                    -                  -
                                                             ===================================

/(1)/  Offered in registered Potentia Product
/(2)/  Offered in Portfolio Director Product
/(3)/  Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product
/(6)/  Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)


                                                             VANGUARD LIFESTRATEGY VANGUARD LIFESTRATEGY VALIC COMPANY II
The accumulation units outstanding and analysis of the          MODERATE GROWTH     CONSERVATIVE GROWTH     CORE BOND
 increase (decrease) in units outstanding as of                      FUND                  FUND                FUND
 December 31, 2013.                                          --------------------- --------------------- ----------------
                                                                  DIVISION 53           DIVISION 54        DIVISION 58
                                                             --------------------- --------------------- ----------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              2.10% /(6)/           2.10% /(6)/        1.60% /(6)/
                                                             -----------------------------------------------------------
Accumulation Unit Value                                              1.210457              1.137950           1.067409

Accumulation Units Issued                                              38,378                 2,778          2,107,152
Accumulation Units Redeemed                                           (63,089)               (9,513)          (559,344)
                                                             -----------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                 (24,711)               (6,735)         1,547,808
                                                             ===========================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.25% /(2)/           1.25% /(2)/        1.45% /(1)/
                                                             -----------------------------------------------------------
Accumulation Unit Value                                              1.994711              1.865342           1.570596

Accumulation Units Issued                                           6,277,936             7,692,194              2,764
Accumulation Units Redeemed                                        (5,151,065)           (7,439,310)           (11,504)
                                                             -----------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding               1,126,871               252,884             (8,739)
                                                             ===========================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.05% /(2)/           1.05% /(2)/        0.95% /(1)/
                                                             -----------------------------------------------------------
Accumulation Unit Value                                              2.056514              1.923162           1.435116

Accumulation Units Issued                                           1,579,274             1,361,657                  -
Accumulation Units Redeemed                                        (2,217,576)           (1,686,148)                 -
                                                             -----------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                (638,302)             (324,491)                 -
                                                             ===========================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.85% /(2)/           0.85% /(2)/        0.75% /(2)/
                                                             -----------------------------------------------------------
Accumulation Unit Value                                              2.120382              1.982797           1.886435

Accumulation Units Issued                                              39,329                38,005        106,588,132
Accumulation Units Redeemed                                          (237,609)              (48,102)        (5,095,114)
                                                             -----------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                (198,280)              (10,098)       101,493,018
                                                             ===========================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.65% /(2)/           0.65% /(2)/        0.55% /(2)/
                                                             -----------------------------------------------------------
Accumulation Unit Value                                              1.207365              1.202455           1.945130

Accumulation Units Issued                                                   -                     -         16,914,516
Accumulation Units Redeemed                                                 -                     -         (1,226,872)
                                                             -----------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                       -                     -         15,687,644
                                                             ===========================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                       0.35% /(2)/
                                                                                                           -----------
Accumulation Unit Value                                                                                       2.005851

Accumulation Units Issued                                                                                    1,321,223
Accumulation Units Redeemed                                                                                   (336,382)
                                                                                                           -----------
Increase (Decrease) in Accumulation Units Outstanding                                                          984,841
                                                                                                           ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                       0.15% /(2)/
                                                                                                           -----------
Accumulation Unit Value                                                                                      1.3530741

Accumulation Units Issued                                                                                      865,944
Accumulation Units Redeemed                                                                                 (1,390,026)
                                                                                                           -----------
Increase (Decrease) in Accumulation Units Outstanding                                                         (524,082)
                                                                                                           ===========

/(1)/  Offered in registered Potentia Product
/(2)/  Offered in Portfolio Director Product
/(3)/  Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product
/(6)/  Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)

                                                             VALIC COMPANY II VALIC COMPANY II
The accumulation units outstanding and analysis of the        STRATEGIC BOND  HIGH YIELD BOND         ARIEL
 increase (decrease) in units outstanding as of                    FUND             FUND              FUND
 December 31, 2013.                                          ---------------- ---------------- -------------------
                                                               DIVISION 59      DIVISION 60        DIVISION 68
                                                             ---------------- ---------------- -------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           1.60% /(6)/      1.60% /(6)/        1.85% /(6)/
                                                             ----------------------------------------------------
Accumulation Unit Value                                           1.120620         1.190644           1.460001

Accumulation Units Issued                                        1,302,537        2,129,710            221,391
Accumulation Units Redeemed                                     (1,526,297)      (2,672,160)          (188,677)
                                                             ----------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding             (223,759)        (542,450)            32,714
                                                             ====================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           1.45% /(1)/      0.75% /(2)/    1.00% /(2)(3)(4)(5)/
                                                             ----------------------------------------------------
Accumulation Unit Value                                           2.050812         2.439657           2.969613

Accumulation Units Issued                                           15,491       18,225,747          1,789,614
Accumulation Units Redeemed                                         (9,956)     (18,378,679)        (8,758,582)
                                                             ----------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                5,535         (152,932)        (6,968,968)
                                                             ====================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           0.95% /(1)/      0.55% /(2)/        0.80% /(2)/
                                                             ----------------------------------------------------
Accumulation Unit Value                                           1.790518         2.515520           3.049017

Accumulation Units Issued                                                -        2,295,079          3,032,779
Accumulation Units Redeemed                                              -       (1,959,100)        (4,257,145)
                                                             ----------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                    -          335,979         (1,224,366)
                                                             ====================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           0.75% /(2)/      0.35% /(2)/        0.60% /(2)/
                                                             ----------------------------------------------------
Accumulation Unit Value                                           2.592832         2.594144           3.130394

Accumulation Units Issued                                       13,999,931          107,541            125,053
Accumulation Units Redeemed                                    (15,862,500)        (214,779)          (298,686)
                                                             ----------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding          (1,862,569)         (107,238)          (173,633)
                                                             ====================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           0.55% /(2)/      0.15% /(2)/        0.40% /(2)/
                                                             ----------------------------------------------------
Accumulation Unit Value                                           2.673503         1.363671           1.488745

Accumulation Units Issued                                        2,706,040                -            881,346
Accumulation Units Redeemed                                     (4,846,759)               -           (707,519)
                                                             ----------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding           (2,140,719)               -            173,827
                                                             ====================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           0.35% /(2)/
                                                               -----------
Accumulation Unit Value                                           2.756902

Accumulation Units Issued                                          233,473
Accumulation Units Redeemed                                       (419,463)
                                                               -----------
Increase (Decrease) in Accumulation Units Outstanding             (185,989)
                                                               ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           0.15% /(2)/
                                                               -----------
Accumulation Unit Value                                          1.3903463

Accumulation Units Issued                                                -
Accumulation Units Redeemed                                              -
                                                               -----------
Increase (Decrease) in Accumulation Units Outstanding                    -
                                                               ===========

/(1)/Offered in registered Potentia Product
/(2)/Offered in Portfolio Director Product
/(3)/Offered in Group Unit Purchase Product
/(4)/Offered in Independence Plus Fixed and Variable Annuity Product /(5)/Offered in Impact Fixed and Variable Annuity Product
/(6)/Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and
analysis of the increase                        ARIEL                                  VALIC COMPANY I
  (decrease) in units outstanding as of      APPRECIATION           LOU HOLLAND        BLUE CHIP GROWTH
December 31, 2013.                               FUND               GROWTH FUND              FUND
                                         ----------------------------------------------------------------
                                             DIVISION 69            DIVISION 70          DIVISION 72
                                         ----------------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
                                         ----------------------------------------------------------------
Accumulation Unit Value                              1.529489              1.450544              1.600841

Accumulation Units Issued                               4,419             1,251,645             1,373,081
Accumulation Units Redeemed                           (12,550)              (65,943)             (708,761)
                                         ----------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                    (8,131)            1,185,702               664,319
                                         ================================================================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                        1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/
                                         ----------------------------------------------------------------
Accumulation Unit Value                              3.030023              1.557225              1.577150

Accumulation Units Issued                          18,243,586             1,243,085             4,529,068
Accumulation Units Redeemed                        (5,043,467)           (4,618,808)          (20,311,523)
                                         ----------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                13,200,119            (3,375,723)          (15,782,455)
                                         ================================================================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             0.80% /(2)/           0.80% /(2)/           0.80% /(2)/
                                         ----------------------------------------------------------------
Accumulation Unit Value                              3.110868              1.598788              1.619283

Accumulation Units Issued                           1,540,455               666,768               817,152
Accumulation Units Redeemed                        (2,424,196)           (3,968,504)          (10,172,992)
                                         ----------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                  (883,740)           (3,301,736)           (9,355,840)
                                         ================================================================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             0.60% /(2)/           0.60% /(2)/           0.60% /(2)/
                                         ----------------------------------------------------------------
Accumulation Unit Value                              3.194022              1.641509              1.662581

Accumulation Units Issued                             146,085               108,758               405,826
Accumulation Units Redeemed                          (312,969)             (592,454)             (368,523)
                                         ----------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                  (166,884)             (483,696)               37,303
                                         ================================================================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             0.40% /(2)/           0.40% /(2)/           0.40% /(2)/
                                         ----------------------------------------------------------------
Accumulation Unit Value                              1.696253              1.492019              1.495746

Accumulation Units Issued                             647,370                     -                     -
Accumulation Units Redeemed                          (335,717)                    -                     -
                                         ----------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                   311,653                     -                     -
                                         ================================================================

/(1)/  Offered in registered Potentia Product
/(2)/  Offered in Portfolio Director Product
/(3)/  Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product
/(6)/  Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)


The accumulation units outstanding and analysis of the         VALIC COMPANY I       VALIC COMPANY I       VALIC COMPANY I
increase (decrease) in units outstanding as of December 31,    HEALTH SCIENCES            VALUE            BROAD CAP VALUE
2013.                                                                FUND                  FUND                  FUND
                                                             -----------------------------------------------------------------
                                                                 DIVISION 73           DIVISION 74           DIVISION 75
                                                             -----------------------------------------------------------------

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:             1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
                                                             -----------------------------------------------------------------
Accumulation Unit Value                                                  2.079572              1.417726              1.496088

Accumulation Units Issued                                                 292,324                40,527               596,827
Accumulation Units Redeemed                                              (76,378)              (13,512)           (1,109,129)
                                                             -----------------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                     215,946                27,014             (512,302)
                                                             =================================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/
                                                             -----------------------------------------------------------------
Accumulation Unit Value                                                  3.132719              1.826023              1.625344

Accumulation Units Issued                                              20,716,195             1,394,125             3,677,905
Accumulation Units Redeemed                                           (3,185,634)           (5,849,332)           (3,470,592)
                                                             -----------------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                  17,530,560           (4,455,207)               207,313
                                                             =================================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:             0.80% /(2)/           0.80% /(2)/           0.80% /(2)/
                                                             -----------------------------------------------------------------
Accumulation Unit Value                                                  3.216220              1.870469              1.651826

Accumulation Units Issued                                               3,989,696               501,537               602,695
Accumulation Units Redeemed                                           (2,154,321)           (2,233,269)             (702,824)
                                                             -----------------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                   1,835,375           (1,731,733)             (100,129)
                                                             =================================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:             0.60% /(2)/           0.60% /(2)/           0.60% /(2)/
                                                             -----------------------------------------------------------------
Accumulation Unit Value                                                  3.302268              1.915967              1.678795

Accumulation Units Issued                                                 416,781                53,813               112,178
Accumulation Units Redeemed                                             (390,488)             (120,860)             (209,755)
                                                             -----------------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                      26,293              (67,047)              (97,577)
                                                             =================================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:             0.40% /(2)/           0.40% /(2)/           0.40% /(2)/
                                                             -----------------------------------------------------------------
Accumulation Unit Value                                                  2.280736              1.214803              1.384327

Accumulation Units Issued                                                       -                     -                     -
Accumulation Units Redeemed                                                     -                     -                     -
                                                             -----------------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                           -                     -                     -
                                                             =================================================================

/(1)/  Offered in registered Potentia Product
/(2)/  Offered in Portfolio Director Product
/(3)/  Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product
/(6)/  Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the           VALIC COMPANY I       VALIC COMPANY I       VALIC COMPANY I
increase (decrease) in units outstanding as of December 31,       LARGE CAP CORE     INFLATION PROTECTED          GROWTH
2013.                                                                  FUND                  FUND                  FUND
                                                               -----------------------------------------------------------------
                                                                   DIVISION 76           DIVISION 77           DIVISION 78
                                                               -----------------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:               1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
Accumulation Unit Value                                                    1.511259              1.046809              1.416364

Accumulation Units Issued                                                   364,495             3,445,564                 8,389
Accumulation Units Redeemed                                               (665,691)           (5,747,726)              (33,163)
                                                               -----------------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                     (301,197)           (2,302,162)              (24,774)
                                                               =================================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/      1.45% /(1)/
                                                               -----------------------------------------------------------------
Accumulation Unit Value                                                    1.925031              1.273676              1.484739

Accumulation Units Issued                                                 4,949,376            41,266,946                    91
Accumulation Units Redeemed                                             (6,816,986)          (22,009,214)                     -
                                                               -----------------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                   (1,867,610)            19,257,733                    91
                                                               =================================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:               0.80% /(2)/           0.80% /(2)/       1.00% /(2)(3)(4)(5)/
                                                               -----------------------------------------------------------------
Accumulation Unit Value                                                    1.956415              1.296869              1.540941

Accumulation Units Issued                                                 1,507,210             7,341,786            16,773,615
Accumulation Units Redeemed                                             (6,129,053)           (1,882,026)          (63,746,449)
                                                               -----------------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                   (4,621,843)             5,459,760          (46,972,834)
                                                               =================================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:               0.60% /(2)/           0.60% /(2)/           0.95% /(1)/
                                                               -----------------------------------------------------------------
Accumulation Unit Value                                                    1.988271              1.320583              1.546623

Accumulation Units Issued                                                   192,547               565,170                     -
Accumulation Units Redeemed                                                (84,379)             (398,283)                     -
                                                               -----------------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                       108,168               166,886                     -
                                                               =================================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:               0.40% /(2)/           0.40% /(2)/           0.80% /(2)/
                                                               -----------------------------------------------------------------
Accumulation Unit Value                                                    1.606127              1.255995              1.566015

Accumulation Units Issued                                                         -                     -             1,074,371
Accumulation Units Redeemed                                                       -                     -          (12,391,772)
                                                               -----------------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                             -                     -          (11,317,401)
                                                               =================================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                           0.60% /(2)/
                                                                                                           ---------------------
Accumulation Unit Value                                                                                                1.591598

Accumulation Units Issued                                                                                               290,946
Accumulation Units Redeemed                                                                                         (1,242,833)
                                                                                                           ---------------------
Increase (Decrease) in Accumulation Units Outstanding                                                                 (951,886)
                                                                                                           =====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                           0.40% /(2)/
                                                                                                           ---------------------
Accumulation Unit Value                                                                                                1.398985

Accumulation Units Issued                                                                                             1,010,913
Accumulation Units Redeemed                                                                                         (1,357,391)
                                                                                                           ---------------------
Increase (Decrease) in Accumulation Units Outstanding                                                                 (346,478)
                                                                                                           =====================

/(1)/  Offered in registered Potentia Product
/(2)/  Offered in Portfolio Director Product
/(3)/  Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product
/(6)/  Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)


                                                                   VALIC COMPANY I      SUNAMERICA 2020
The accumulation units outstanding and analysis of the increase  LARGE CAPITAL GROWTH   HIGH WATERMARK
(decrease) in units outstanding as of December 31, 2013.                 FUND                FUND
                                                                 ---------------------------------------
                                                                     DIVISION 79          DIVISION 82
                                                                 ---------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                 1.85% /(6)/          1.85% /(6)/
                                                                 ---------------------------------------
Accumulation Unit Value                                                 1.313756            1.082079

Accumulation Units Issued                                                    871                   -
Accumulation Units Redeemed                                              (19,525)                  -
                                                                 ---------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                    (18,654)                  -
                                                                 =======================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                 1.45% /(1)/      1.00% /(2)(3)(4)(5)/
                                                                 ---------------------------------------
Accumulation Unit Value                                                 1.481195            1.090990

Accumulation Units Issued                                                    370                 109
Accumulation Units Redeemed                                                    -          (2,493,367)
                                                                 ---------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                        370          (2,493,257)
                                                                 =======================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:             1.00% /(2)(3)(4)(5)/     0.80% /(2)/
                                                                 ---------------------------------------
Accumulation Unit Value                                                 1.543894            1.110509

Accumulation Units Issued                                                910,956               7,376
Accumulation Units Redeemed                                          (21,398,045)           (292,641)
                                                                 ---------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                (20,487,089)           (285,264)
                                                                 =======================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                 0.95% /(1)/          0.60% /(2)/
                                                                 ---------------------------------------
Accumulation Unit Value                                                 1.550363            1.130403

Accumulation Units Issued                                                      -                   -
Accumulation Units Redeemed                                                    -                (487)
                                                                 ---------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                          -                (486)
                                                                 =======================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                 0.80% /(2)/          0.40% /(2)/
                                                                 ---------------------------------------
Accumulation Unit Value                                                 1.572011            0.919298

Accumulation Units Issued                                                648,401                   -
Accumulation Units Redeemed                                           (6,195,924)                  -
                                                                 ---------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                 (5,547,522)                  -
                                                                 =======================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                 0.60% /(2)/
                                                                     -----------
Accumulation Unit Value                                                 1.600783

Accumulation Units Issued                                                 40,771
Accumulation Units Redeemed                                             (461,290)
                                                                     -----------
Increase (Decrease) in Accumulation Units Outstanding                   (420,518)
                                                                     ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                 0.40% /(2)/
                                                                     -----------
Accumulation Unit Value                                                 1.222663

Accumulation Units Issued                                                501,114
Accumulation Units Redeemed                                             (378,110)
                                                                     -----------
Increase (Decrease) in Accumulation Units Outstanding                    123,005
                                                                     ===========

/(1)  /Offered in registered Potentia Product
/(2)/  Offered in Portfolio Director Product
/(3)  /Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product
/(6)/  Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)


                                                                    VALIC COMPANY I        VALIC COMPANY I
                                                                MID CAP STRATEGIC GROWTH  SMALL CAP SPECIAL
The accumulation units outstanding and analysis of the increase            FUND               VALUES FUND
 (decrease) in units outstanding as of December 31, 2013.       ------------------------ -------------------
                                                                        DIVISION 83            DIVISION 84
                                                                ------------------------ -------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                  1.85% /(6)/            1.85% /(6)/
                                                                --------------------------------------------
Accumulation Unit Value                                                      1.335606               1.430295

Accumulation Units Issued                                                         192                      -
Accumulation Units Redeemed                                                   (15,388)                  (962)
                                                                --------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                         (15,195)                  (962)
                                                                ============================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   1.45%/(1)/        1.00%/(2)(3)(4)(5)/
                                                                --------------------------------------------
Accumulation Unit Value                                                      1.873962               1.515351

Accumulation Units Issued                                                         336                434,125
Accumulation Units Redeemed                                                         -           (14,493,156)
                                                                --------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                             336            (14,059,030)
                                                                ============================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.00%/(2)(3)(4)(5)/         0.80%/(2)/
                                                                --------------------------------------------
Accumulation Unit Value                                                      1.953344               1.540048

Accumulation Units Issued                                                     674,240              1,839,141
Accumulation Units Redeemed                                               (13,222,919)            (4,841,398)
                                                                --------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                     (12,548,679)            (3,002,257)
                                                                ============================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   0.95%/(1)/             0.60%/(2)/
                                                                --------------------------------------------
Accumulation Unit Value                                                      1.961491               1.565154

Accumulation Units Issued                                                           -                165,183
Accumulation Units Redeemed                                                         -             (1,061,636)
                                                                --------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                               -               (896,453)
                                                                ============================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   0.80%/(2)/             0.40%/(2)/
                                                                --------------------------------------------
Accumulation Unit Value                                                      1.988952               1.393696

Accumulation Units Issued                                                   6,721,094
Accumulation Units Redeemed                                                (6,107,258)
                                                                --------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                         613,836
                                                                ============================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   0.60%/(2)/
                                                                  -------------------
Accumulation Unit Value                                                      2.025322

Accumulation Units Issued                                                     575,019
Accumulation Units Redeemed                                                  (228,773)
                                                                  -------------------
Increase (Decrease) in Accumulation Units Outstanding                         346,246
                                                                  ===================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   0.40%/(2)/
                                                                  -------------------
Accumulation Unit Value                                                      1.273553

Accumulation Units Issued                                                     179,460
Accumulation Units Redeemed                                                  (259,612)
                                                                  -------------------
Increase (Decrease) in Accumulation Units Outstanding                         (80,152)
                                                                  ===================

/(1)/Offered in registered Potentia Product
/(2)/Offered in Portfolio Director Product
/(3)/Offered in Group Unit Purchase Product
/(4)/Offered in Independence Plus Fixed and Variable Annuity Product /(5)/Offered in Impact Fixed and Variable Annuity Product
/(6)/Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)


The accumulation units outstanding
and analysis of the increase             VALIC COMPANY I      VALIC COMPANY I      VALIC COMPANY I      VALIC COMPANY I
(decrease) in units outstanding as of       SMALL MID       SMALL CAP AGGRESSIVE EMERGING ECONOMIES     GLOBAL STRATEGY
December 31, 2013.                         GROWTH FUND          GROWTH FUND             FUND                 FUND
                                       -------------------------------------------------------------------------------
                                           DIVISION 85          DIVISION 86          DIVISION 87          DIVISION 88
                                       -------------------------------------------------------------------------------
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                  1.85% /(6)/          1.85% /(6)/          1.85% /(6)/          1.85% /(6)/
                                       -------------------------------------------------------------------------------
Accumulation Unit Value                       1.360664             1.463554             0.951296             1.313596

Accumulation Units Issued                       13,027              542,844            1,674,505              594,490
Accumulation Units Redeemed                    (13,173)             (45,748)          (2,061,425)            (515,142)
                                       -------------------------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                               (147)             497,096             (386,920)              79,348
                                       ===============================================================================
CONTRACTS WITH MORTALITY AND
EXPENSE RISK CHARGE OF:                1.00% /(2)(3)(4)(5)/ 1.00% /(2)(3)(4)(5)/     1.45% /(1)/      1.00% /(2)(3)(4)(5)/
                                       -------------------------------------------------------------------------------
Accumulation Unit Value                       1.472237             1.952221             0.931398             1.899501

Accumulation Units Issued                    3,524,351            5,956,039                4,600            7,470,522
Accumulation Units Redeemed                 (7,550,215)          (5,764,799)              (4,900)         (11,919,630)
                                       -------------------------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                         (4,025,865)             191,240                 (300)          (4,449,108)
                                       ===============================================================================
CONTRACTS WITH MORTALITY AND
EXPENSE RISK CHARGE OF:                    0.80% /(2)/          0.80% /(2)/      1.00% /(2)(3)(4)(5)/     0.80% /(2)/
                                       -------------------------------------------------------------------------------
Accumulation Unit Value                       1.496265             1.984026             0.966641             1.930463

Accumulation Units Issued                      733,886            2,251,943           54,627,609           16,607,562
Accumulation Units Redeemed                 (2,430,911)          (2,277,676)         (41,154,884)          (4,285,550)
                                       -------------------------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                         (1,697,026)             (25,733)          13,472,725           12,322,011
                                       ===============================================================================
CONTRACTS WITH MORTALITY AND
EXPENSE RISK CHARGE OF:                    0.60% /(2)/          0.60% /(2)/          0.95% /(1)/          0.60% /(2)/
                                       -------------------------------------------------------------------------------
Accumulation Unit Value                       1.520594             2.016363             0.970246             1.961954

Accumulation Units Issued                       26,131              123,593                    -              459,068
Accumulation Units Redeemed                   (146,151)            (147,867)                   -             (410,815)
                                       -------------------------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                           (120,020)             (24,273)                   -               48,253
                                       ===============================================================================
CONTRACTS WITH MORTALITY AND
EXPENSE RISK CHARGE OF:                    0.40% /(2)/          0.40% /(2)/          0.80% /(2)/          0.40% /(2)/
                                       -------------------------------------------------------------------------------
Accumulation Unit Value                       1.363663             1.624338             0.982429             1.429854

Accumulation Units Issued                            -                    -           28,890,637                    -
Accumulation Units Redeemed                          -                    -          (18,363,638)                   -
                                       -------------------------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                  -                    -           10,527,000                    -
                                       ===============================================================================
CONTRACTS WITH MORTALITY AND
EXPENSE RISK CHARGE OF:                                                              0.60% /(2)/
                                                                                     -----------
Accumulation Unit Value                                                                 0.998429

Accumulation Units Issued                                                                886,294
Accumulation Units Redeemed                                                             (753,644)
                                                                                     -----------
Increase (Decrease) in Accumulation
  Units Outstanding                                                                      132,650
                                                                                     ===========
CONTRACTS WITH MORTALITY AND
EXPENSE RISK CHARGE OF:                                                              0.40% /(2)/
                                                                                     -----------
Accumulation Unit Value                                                                 0.698973

Accumulation Units Issued                                                              2,710,936
Accumulation Units Redeemed                                                           (1,918,829)
                                                                                     -----------
Increase (Decrease) in Accumulation
  Units Outstanding                                                                      792,107
                                                                                     ===========

/(1)/  Offered in registered Potentia Product
/(2)/  Offered in Portfolio Director Product
/(3)/  Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product
/(6)/  Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding
and analysis of the increase (decrease)    VALIC COMPANY I      VALIC COMPANY I    INVESCO BALANCE-RISK   VALIC COMPANY I
in units outstanding as of                  FOREIGN VALUE     GLOBAL REAL ESTATE    COMMODITY STRATEGY  DYNAMIC ALLOCATION
December 31, 2013.                              FUND                 FUND                  FUND                FUND
                                         -------------------------------------------------------------------------------
                                             DIVISION 89         DIVISION 101          DIVISION 102        DIVISION 103
                                         -------------------------------------------------------------------------------
CONTRACTS WITH MORTALITY AND
EXPENSE RISK CHARGE OF:                      1.85% /(6)/          1.85% /(6)/          1.85% /(6)/          1.85% /(6)/
                                         -------------------------------------------------------------------------------
Accumulation Unit Value                         1.233477             1.191997             0.830178             1.150547

Accumulation Units Issued                        815,729              578,462                7,384            6,575,424
Accumulation Units Redeemed                     (268,967)            (549,687)              (4,533)             (82,010)
                                         -------------------------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                              546,762               28,775                2,851            6,493,414
                                         ===============================================================================
CONTRACTS WITH MORTALITY AND
EXPENSE RISK CHARGE OF:                  1.00% /(2)(3)(4)(5)/ 1.00% /(2)(3)(4)(5)/ 1.00% /(2)(3)(4)(5)/ 1.00% /(2)(3)(4)(5)/
                                         -------------------------------------------------------------------------------
Accumulation Unit Value                         1.450779             1.200773             0.845590             1.160711

Accumulation Units Issued                      5,823,709           21,296,275           75,596,870          158,005,578
Accumulation Units Redeemed                  (51,547,798)         (46,600,874)         (14,931,754)            (440,995)
                                         -------------------------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                          (45,724,088)         (25,304,599)          60,665,117          157,564,583
                                         ===============================================================================
CONTRACTS WITH MORTALITY AND
EXPENSE RISK CHARGE OF:                      0.80% /(2)/          0.80% /(2)/          0.80% /(2)/          0.80% /(2)/
                                         -------------------------------------------------------------------------------
Accumulation Unit Value                         1.474412             1.214837             0.849251             1.163127

Accumulation Units Issued                      9,877,882            2,868,059           11,402,800            4,371,626
Accumulation Units Redeemed                  (40,917,685)          (3,462,268)          (1,160,796)            (354,504)
                                         -------------------------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                          (31,039,803)            (594,209)          10,242,004            4,017,123
                                         ===============================================================================
CONTRACTS WITH MORTALITY AND
EXPENSE RISK CHARGE OF:                      0.60% /(2)/          0.60% /(2)/          0.60% /(2)/          0.60% /(2)/
                                         -------------------------------------------------------------------------------
Accumulation Unit Value                         1.498475             1.229062             0.852967             1.165530

Accumulation Units Issued                        259,832              349,495              400,312              605,675
Accumulation Units Redeemed                     (755,796)            (381,070)            (131,734)             (22,177)
                                         -------------------------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                             (495,964)             (31,574)             268,578              583,498
                                         ===============================================================================
CONTRACTS WITH MORTALITY AND
EXPENSE RISK CHARGE OF:                      0.40% /(2)/          0.40% /(2)/          0.40% /(2)/          0.40% /(2)/
                                         -------------------------------------------------------------------------------
Accumulation Unit Value                         1.069679             1.243468             0.856683             1.167951

Accumulation Units Issued                          3,949                    -                    -                    -
Accumulation Units Redeemed                      (50,275)                   -                    -                    -
                                         -------------------------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                              (46,327)                   -                    -                    -
                                         ===============================================================================

/(1)/  Offered in registered Potentia Product
/(2)/  Offered in Portfolio Director Product
/(3)/  Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product
/(6)/  Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the          VALIC COMPANY I        VALIC COMPANY I       VALIC COMPANY I
increase (decrease) in units outstanding as of December 31,   CAPITAL CONSERVATION   CAPITAL CONSERVATION     MONEY MARKET I
2012.                                                                 FUND                   FUND                  FUND
                                                             -----------------------------------------------------------------
                                                                   DIVISION 1             DIVISION 7            DIVISION 2
                                                             -----------------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.00%/ (2) (3) (4) (5)/     1.85% /(6)/      1.00%/ (2) (3) (4) (5)/
                                                             -----------------------------------------------------------------
Accumulation Unit Value                                             6.493891                1.091896             2.927548

Accumulation Units Issued                                             19,004                 364,765                7,654
Accumulation Units Redeemed                                          (61,089)               (189,865)             (38,593)
                                                             -----------------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                (42,085)                174,900              (30,939)
                                                             =================================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                 1.00%/(2)(3)(4)(5)/
                                                                                          ----------
Accumulation Unit Value                                                                     3.636534

Accumulation Units Issued                                                                  9,197,353
Accumulation Units Redeemed                                                               (3,785,576)
                                                                                          ----------
Increase (Decrease) in Accumulation Units Outstanding                                      5,411,777
                                                                                          ==========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                      0.80%/(2)/
                                                                                          ----------
Accumulation Unit Value                                                                     3.833180

Accumulation Units Issued                                                                  5,404,215
Accumulation Units Redeemed                                                               (2,061,412)
                                                                                          ----------
Increase (Decrease) in Accumulation Units Outstanding                                      3,342,803
                                                                                          ==========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                      0.60%/(2)/
                                                                                          ----------
Accumulation Unit Value                                                                     4.046194

Accumulation Units Issued                                                                    651,326
Accumulation Units Redeemed                                                                 (120,676)
                                                                                          ----------
Increase (Decrease) in Accumulation Units Outstanding                                        530,650
                                                                                          ==========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                      0.40%/(2)/
                                                                                          ----------
Accumulation Unit Value                                                                     1.295000

Accumulation Units Issued                                                                          -
Accumulation Units Redeemed                                                                        -
                                                                                          ----------
Increase (Decrease) in Accumulation Units Outstanding                                              -
                                                                                          ==========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units Outstanding
Contracts with Mortality and Expense Risk Charge of:
Accumulation Unit Value
Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units Outstanding

/(1)  /Offered in registered Potentia Product
/(2)/  Offered in Portfolio Director Product
/(3)  /Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product
/(6)/  Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)

                                                                    VALIC COMPANY I       VALIC COMPANY I
The accumulation units outstanding and analysis of the increase     MONEY MARKET I         MID CAP INDEX
(decrease) in units outstanding as of December 31, 2012.                 FUND                  FUND
                                                                 -------------------------------------------
                                                                      DIVISION 6            DIVISION 4
                                                                 -------------------------------------------

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.85% /(6)/           1.85% /(6)/
                                                                 -------------------------------------------
    Accumulation Unit Value                                                  0.963856              1.109821

    Accumulation Units Issued                                               2,119,415             2,414,889
    Accumulation Units Redeemed                                            (2,222,773)           (1,200,617)
                                                                 -------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding                    (103,358)            1,214,272
                                                                 ===========================================
    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.45% /(1)/           1.45% /(1)/
                                                                 -------------------------------------------
    Accumulation Unit Value                                                  1.025855              1.832414

    Accumulation Units Issued                                                  34,322                 2,009
    Accumulation Units Redeemed                                               (17,677)              (10,574)
                                                                 -------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding                      16,645                (8,565)
                                                                 ===========================================
    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/
                                                                 -------------------------------------------
    Accumulation Unit Value                                                  2.067129             13.048225

    Accumulation Units Issued                                              28,135,823             4,741,354
    Accumulation Units Redeemed                                           (35,781,320)          (13,999,324)
                                                                 -------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding                  (7,645,497)           (9,257,970)
                                                                 ===========================================
    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                  0.95% /(1)/           0.95% /(1)/
                                                                 -------------------------------------------
    Accumulation Unit Value                                                  1.065268              2.118910

    Accumulation Units Issued                                                       -                     -
    Accumulation Units Redeemed                                                     -                     -
                                                                 -------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding                           -                     -
                                                                 ===========================================
    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.80% /(2)/           0.80% /(2)/
                                                                 -------------------------------------------
    Accumulation Unit Value                                                  2.179509             13.829406

    Accumulation Units Issued                                               8,941,272             1,655,553
    Accumulation Units Redeemed                                           (12,005,030)           (3,486,959)
                                                                 -------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding                  (3,063,758)           (1,831,406)
                                                                 ===========================================
    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.60% /(2)/           0.60% /(2)/
                                                                 ------------------------------------------
    Accumulation Unit Value                                                  2.300488             14.692846

    Accumulation Units Issued                                                 699,853               173,044
    Accumulation Units Redeemed                                              (700,194)             (185,532)
                                                                 ------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding                        (341)              (12,488)
                                                                 ==========================================
    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.40% /(2)/           0.40% /(2)/
                                                                 ------------------------------------------
    Accumulation Unit Value                                                  1.011555              1.177099

    Accumulation Units Issued                                              29,010,698             1,448,188
    Accumulation Units Redeemed                                           (27,955,916)           (2,293,858)
                                                                 ------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding                   1,054,782              (845,670)
                                                                 ==========================================

                                                                   VALIC COMPANY I
The accumulation units outstanding and analysis of the increase    ASSET ALLOCATION
(decrease) in units outstanding as of December 31, 2012.                 FUND
                                                                 ---------------------
                                                                      DIVISION 5
                                                                 ---------------------

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.85% /(6)/
                                                                 ---------------------
    Accumulation Unit Value                                                  1.102177

    Accumulation Units Issued                                               1,089,932
    Accumulation Units Redeemed                                              (680,499)
                                                                 ---------------------
    Increase (Decrease) in Accumulation Units Outstanding                     409,433
                                                                 =====================
    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.00% /(2)(3)(4)(5)/
                                                                 ---------------------
    Accumulation Unit Value                                                  6.262293

    Accumulation Units Issued                                               2,480,600
    Accumulation Units Redeemed                                            (2,507,517)
                                                                 ---------------------
    Increase (Decrease) in Accumulation Units Outstanding                     (26,917)
                                                                 =====================
    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.80% /(2)/
                                                                 ---------------------
    Accumulation Unit Value                                                  6.626709

    Accumulation Units Issued                                               1,748,079
    Accumulation Units Redeemed                                            (1,458,560)
                                                                 ---------------------
    Increase (Decrease) in Accumulation Units Outstanding                     289,519
                                                                 =====================
    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                  0.60% /(2)/
                                                                 ---------------------
    Accumulation Unit Value                                                  7.027574

    Accumulation Units Issued                                                  16,632
    Accumulation Units Redeemed                                                (6,966)
                                                                 ---------------------
    Increase (Decrease) in Accumulation Units Outstanding                       9,666
                                                                 =====================
    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.40% /(2)/
                                                                 ---------------------
    Accumulation Unit Value                                                  1.197710

    Accumulation Units Issued                                                       -
    Accumulation Units Redeemed                                                     -
                                                                 ---------------------
    Increase (Decrease) in Accumulation Units Outstanding                           -
                                                                 =====================
    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:

    Accumulation Unit Value

    Accumulation Units Issued
    Accumulation Units Redeemed

    Increase (Decrease) in Accumulation Units Outstanding

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:

    Accumulation Unit Value

    Accumulation Units Issued
    Accumulation Units Redeemed

    Increase (Decrease) in Accumulation Units Outstanding


/(1)/  Offered in registered Potentia Product
/(2)/  Offered in Portfolio Director Product
/(3)/  Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product
/(6)/  Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)

                                                                    VALIC COMPANY I       VALIC COMPANY I    VALIC COMPANY I
The accumulation units outstanding and analysis of the increase  GOVERNMENT SECURITIES      STOCK INDEX        STOCK INDEX
(decrease) in units outstanding as of December 31, 2012.                 FUND                  FUND               FUND
                                                                 ----------------------------------------------------------
                                                                      DIVISION 8           DIVISION 10A       DIVISION 10B
                                                                 ----------------------------------------------------------
    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.85% /(6)/      1.00% /(2)(3)(4)(5)/   0.4335% /(3)/
                                                                 ----------------------------------------------------------
    Accumulation Unit Value                                                  1.097147             27.953606       48.562447

    Accumulation Units Issued                                                 335,932                80,508           2,310
    Accumulation Units Redeemed                                              (154,023)             (600,622)        (24,752)
                                                                 ----------------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding                     181,909              (520,114)        (22,442)
                                                                 ==========================================================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.00% /(2)(3)(4)(5)/
                                                                 --------------------
    Accumulation Unit Value                                                  3.588922

    Accumulation Units Issued                                               3,502,180
    Accumulation Units Redeemed                                            (4,097,896)
                                                                 --------------------
    Increase (Decrease) in Accumulation Units Outstanding                    (595,716)
                                                                 ====================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.80% /(2)/
                                                                 --------------------
    Accumulation Unit Value                                                  3.783007

    Accumulation Units Issued                                               1,449,806
    Accumulation Units Redeemed                                            (2,112,007)
                                                                 --------------------
    Increase (Decrease) in Accumulation Units Outstanding                    (662,201)
                                                                 ====================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.60% /(2)/
                                                                 --------------------
    Accumulation Unit Value                                                  3.993154

    Accumulation Units Issued                                                  50,144
    Accumulation Units Redeemed                                               (34,165)
                                                                 --------------------
    Increase (Decrease) in Accumulation Units Outstanding                      15,979
                                                                 ====================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.40% /(2)/
                                                                 --------------------
    Accumulation Unit Value                                                  1.259325

    Accumulation Units Issued                                                       -
    Accumulation Units Redeemed                                                     -
                                                                 --------------------
    Increase (Decrease) in Accumulation Units Outstanding                           -
                                                                 ====================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:
    Accumulation Unit Value

    Accumulation Units Issued
    Accumulation Units Redeemed
    Increase (Decrease) in Accumulation Units Outstanding

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:
    Accumulation Unit Value

    Accumulation Units Issued
    Accumulation Units Redeemed
    Increase (Decrease) in Accumulation Units Outstanding

/(1)/  Offered in registered Potentia Product
/(2)/  Offered in Portfolio Director Product
/(3)/  Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product
/(6)/  Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding
and analysis of the increase           VALIC COMPANY I       VALIC COMPANY I       VALIC COMPANY I
(decrease) in units outstanding as       STOCK INDEX           STOCK INDEX      INTERNATIONAL EQUITIES
of December 31, 2012.                       FUND                  FUND                   FUND
                                    -----------------------------------------------------------------
                                        DIVISION 10C          DIVISION 10D           DIVISION 11
                                    -----------------------------------------------------------------
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                1.85% /(6)/      1.00% /(2)(3)(4)(5)/        1.85% /(6)/
                                    -----------------------------------------------------------------
Accumulation Unit Value                         1.134086             10.516091               0.979993

Accumulation Units Issued                      1,250,128                41,681                290,577
Accumulation Units Redeemed                     (483,584)             (112,480)              (157,057)
                                    -----------------------------------------------------------------
Increase (Decrease) in
  Accumulation Units Outstanding                 766,544               (70,799)               133,520
                                    =================================================================

CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                1.45% /(1)/                             1.00% /(2)(3)(4)(5)/
                                    --------------------                         --------------------
Accumulation Unit Value                         1.094293                                     1.656905

Accumulation Units Issued                          3,723                                   68,047,990
Accumulation Units Redeemed                       (8,696)                                (125,534,740)
                                    --------------------                         --------------------
Increase (Decrease) in
  Accumulation Units Outstanding                  (4,973)                                 (57,486,750)
                                    ====================                         ====================

CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:           1.00% /(2)(3)(4)(5)/                              0.80% /(2)/
                                    --------------------                         --------------------
Accumulation Unit Value                         5.933717                                     1.735153

Accumulation Units Issued                      9,706,327                                   15,254,501
Accumulation Units Redeemed                  (37,508,596)                                 (26,505,647)
                                    --------------------                         --------------------
Increase (Decrease) in
  Accumulation Units Outstanding             (27,802,269)                                 (11,251,146)
                                    ====================                         ====================

CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                0.95% /(1)/                                  0.60% /(2)/
                                    --------------------                         --------------------
Accumulation Unit Value                         1.555073                                     1.817872

Accumulation Units Issued                              -                                      192,405
Accumulation Units Redeemed                            -                                   (1,359,949)
                                    --------------------                         --------------------
Increase (Decrease) in
  Accumulation Units Outstanding                       -                                   (1,167,544)
                                    ====================                         ====================

CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                0.80% /(2)/                                  0.40% /(2)/
                                    --------------------                         --------------------
Accumulation Unit Value                         6.233635                                     0.739639

Accumulation Units Issued                      1,663,065                                            -
Accumulation Units Redeemed                   (8,860,432)                                           -
                                    --------------------                         --------------------
Increase (Decrease) in
  Accumulation Units Outstanding              (7,197,367)                                           -
                                    ====================                         ====================

CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                0.60% /(2)/
                                    --------------------
Accumulation Unit Value                         6.563499

Accumulation Units Issued                        491,360
Accumulation Units Redeemed                     (776,942)
                                    --------------------
Increase (Decrease) in
  Accumulation Units Outstanding                (285,582)
                                    ====================

CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                0.40% /(2)/
                                    --------------------
Accumulation Unit Value                         0.995939

Accumulation Units Issued                      3,942,971
Accumulation Units Redeemed                   (5,623,232)
                                    --------------------
Increase (Decrease) in
  Accumulation Units Outstanding              (1,680,261)
                                    ====================

/(1)/  Offered in registered Potentia Product
/(2)/  Offered in Portfolio Director Product
/(3)/  Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product
/(6)/  Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding
and analysis of the increase          VALIC COMPANY I        VALIC COMPANY I       VALIC COMPANY I
(decrease) in units outstanding as    SOCIAL AWARENESS    INT'L GOVERNMENT BOND    SMALL CAP INDEX
of December 31, 2012.                       FUND                  FUND                  FUND
                                    ----------------------------------------------------------------
                                        DIVISION 12            DIVISION 13           DIVISION 14
                                    ----------------------------------------------------------------
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
                                    ----------------------------------------------------------------
Accumulation Unit Value                         1.060548              1.093819              1.070274

Accumulation Units Issued                              -             3,314,346             1,370,752
Accumulation Units Redeemed                            -            (2,427,422)           (1,022,118)
                                    ----------------------------------------------------------------
Increase (Decrease) in
  Accumulation Units Outstanding                       -               886,924               348,634
                                    ================================================================

CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                1.45% /(1)/      1.00% /(2)(3)(4)(5)/       1.45% /(1)/
                                    ----------------------------------------------------------------
Accumulation Unit Value                         0.992058              3.231730              1.586029

Accumulation Units Issued                              -             6,651,030                 1,791
Accumulation Units Redeemed                            -           (16,273,677)               (3,058)
                                    ----------------------------------------------------------------
Increase (Decrease) in
  Accumulation Units Outstanding                       -            (9,622,647)               (1,267)
                                    ================================================================

CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:           1.00% /(2)(3)(4)(5)/       0.80% /(2)/      1.00% /(2)(3)(4)(5)/
                                    ----------------------------------------------------------------
Accumulation Unit Value                         4.103112              3.369388              4.256311

Accumulation Units Issued                      2,358,039             1,641,737             4,991,492
Accumulation Units Redeemed                   (4,127,918)           (2,812,107)          (19,897,810)
                                    ----------------------------------------------------------------
Increase (Decrease) in
  Accumulation Units Outstanding              (1,769,879)           (1,170,370)          (14,906,318)
                                    ================================================================

CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                0.95% /(1)/           0.60% /(2)/           0.95% /(1)/
                                    ----------------------------------------------------------------
Accumulation Unit Value                         1.387857              3.515818              1.879878

Accumulation Units Issued                              -                57,563                     -
Accumulation Units Redeemed                            -              (162,409)                    -
                                    ----------------------------------------------------------------
Increase (Decrease) in
  Accumulation Units Outstanding                       -              (104,846)                    -
                                    ================================================================

CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                0.80% /(2)/           0.40% /(2)/           0.80% /(2)/
                                    ----------------------------------------------------------------
Accumulation Unit Value                         4.290536              1.338535              4.430135

Accumulation Units Issued                        780,988                   185               827,905
Accumulation Units Redeemed                   (5,958,940)               (2,143)           (5,519,230)
                                    ----------------------------------------------------------------
Increase (Decrease) in
  Accumulation Units Outstanding              (5,177,952)               (1,958)           (4,691,325)
                                    ================================================================

CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                0.60% /(2)/                                 0.60% /(2)/
                                    --------------------                        --------------------
Accumulation Unit Value                         4.495022                                    4.617371

Accumulation Units Issued                        113,372                                      99,394
Accumulation Units Redeemed                     (171,860)                                   (441,586)
                                    --------------------                        --------------------
Increase (Decrease) in
  Accumulation Units Outstanding                 (58,488)                                   (342,192)
                                    ====================                        ====================

CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                0.40% /(2)/                                 0.40% /(2)/
                                    --------------------                        --------------------
Accumulation Unit Value                         0.891390                                    1.072317

Accumulation Units Issued                          3,523                                   1,412,534
Accumulation Units Redeemed                     (143,292)                                 (1,643,184)
                                    --------------------                        --------------------
Increase (Decrease) in
  Accumulation Units Outstanding                (139,769)                                   (230,650)
                                    ====================                        ====================

/(1)/  Offered in registered Potentia Product
/(2)/  Offered in Portfolio Director Product
/(3)/  Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product
/(6)/  Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding
and analysis of the increase           VALIC COMPANY I       VALIC COMPANY I      VALIC COMPANY I
(decrease) in units outstanding as       CORE EQUITY         GROWTH & INCOME    SCIENCE & TECHNOLOGY
of December 31, 2012.                       FUND                  FUND                  FUND
                                    ----------------------------------------------------------------
                                         DIVISION 15           DIVISION 16          DIVISION 17
                                    ----------------------------------------------------------------
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
                                    ----------------------------------------------------------------
Accumulation Unit Value                         1.095162              1.044905              1.015975

Accumulation Units Issued                        555,234               570,452               142,260
Accumulation Units Redeemed                     (369,790)             (350,436)              (72,805)
                                    ----------------------------------------------------------------
Increase (Decrease) in
  Accumulation Units Outstanding                 185,444               220,016                69,455
                                    ================================================================

CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:           1.00% /(2)(3)(4)(5)/       1.45% /(1)/           1.45% /(1)/
                                    ----------------------------------------------------------------
Accumulation Unit Value                         2.285999              0.947441              0.661302

Accumulation Units Issued                      1,646,531                   523                 2,168
Accumulation Units Redeemed                   (9,533,965)               (8,768)               (1,026)
                                    ----------------------------------------------------------------
Increase (Decrease) in
  Accumulation Units Outstanding              (7,887,434)               (8,245)                1,142
                                    ================================================================

CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                0.80% /(2)/      1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/
                                    ----------------------------------------------------------------
Accumulation Unit Value                         2.370065              2.359321              2.943230

Accumulation Units Issued                        544,374             2,126,259             3,110,761
Accumulation Units Redeemed                   (2,139,529)           (3,713,451)          (23,387,186)
                                    ----------------------------------------------------------------
Increase (Decrease) in
  Accumulation Units Outstanding              (1,595,155)           (1,587,192)          (20,276,425)
                                    ================================================================

CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                0.60% /(2)/           0.95% /(1)/           0.95% /(1)/
                                    ----------------------------------------------------------------
Accumulation Unit Value                         2.460309              1.340865              1.652232

Accumulation Units Issued                         31,879                     -                     -
Accumulation Units Redeemed                      (86,091)                    -                     -
                                    ----------------------------------------------------------------
Increase (Decrease) in
  Accumulation Units Outstanding                 (54,212)                    -                     -
                                    ================================================================

CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                0.40% /(2)/           0.80% /(2)/           0.80% /(2)/
                                    ----------------------------------------------------------------
Accumulation Unit Value                         0.929537              2.446240              3.050881

Accumulation Units Issued                          2,155               447,082             2,178,755
Accumulation Units Redeemed                      (63,707)           (1,025,694)           (6,105,456)
                                    ----------------------------------------------------------------
Increase (Decrease) in
  Accumulation Units Outstanding                 (61,552)             (578,612)           (3,926,701)
                                    ================================================================

CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                                      0.60% /(2)/           0.60% /(2)/
                                                          ------------------------------------------
Accumulation Unit Value                                               2.539408              3.167184

Accumulation Units Issued                                               15,491               205,690
Accumulation Units Redeemed                                            (66,224)             (295,635)
                                                          ------------------------------------------
Increase (Decrease) in
  Accumulation Units Outstanding                                       (50,733)              (89,945)
                                                          ==========================================

CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                                      0.40% /(2)/           0.40% /(2)/
                                                          ------------------------------------------
Accumulation Unit Value                                               0.876053              1.042741

Accumulation Units Issued                                                    -             1,183,411
Accumulation Units Redeemed                                                  -            (2,199,643)
                                                          ------------------------------------------
Increase (Decrease) in
  Accumulation Units Outstanding                                             -            (1,016,232)
                                                          ==========================================

/(1)/  Offered in registered Potentia Product
/(2)/  Offered in Portfolio Director Product
/(3)/  Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product
/(6)/  Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)

The accumulation units
 outstanding and analysis of
 the increase (decrease) in       VALIC COMPANY I      VALIC COMPANY I        VALIC COMPANY I
 units outstanding as of             SMALL CAP       INTERNATIONAL GROWTH     DIVIDEND VALUE
 December 31, 2012.                    FUND                  FUND                  FUND
                               ----------------------------------------------------------------
                                    DIVISION 18          DIVISION 20            DIVISION 21
                               ----------------------------------------------------------------
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:           1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
                               ----------------------------------------------------------------
Accumulation Unit Value                    1.107888              1.044568              1.173530

Accumulation Units Issued                   574,135             2,916,520             2,172,502
Accumulation Units Redeemed                (248,845)             (698,712)             (921,223)
                               ----------------------------------------------------------------
Increase (Decrease) in
  Accumulation Units
  Outstanding                               325,290             2,217,808             1,251,279
                               ================================================================
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:      1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/
                               ----------------------------------------------------------------
Accumulation Unit Value                    3.199722              2.410812              1.904739

Accumulation Units Issued                 1,365,182             8,766,264            67,083,058
Accumulation Units Redeemed             (10,565,317)          (13,528,432)           (4,892,803)
                               ----------------------------------------------------------------
Increase (Decrease) in
  Accumulation Units
  Outstanding                            (9,200,135)           (4,762,168)           62,190,255
                               ================================================================
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:           0.80% /(2)/           0.80% /(2)/           0.80% /(2)/
                               ----------------------------------------------------------------
Accumulation Unit Value                    3.332073              2.509668              2.003624

Accumulation Units Issued                   835,871            12,787,797            18,305,538
Accumulation Units Redeemed              (2,680,006)          (11,001,458)           (4,050,911)
                               ----------------------------------------------------------------
Increase (Decrease) in
  Accumulation Units
  Outstanding                            (1,844,135)            1,786,339            14,254,627
                               ================================================================
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:           0.60% /(2)/           0.60% /(2)/           0.60% /(2)/
                               ----------------------------------------------------------------
Accumulation Unit Value                    3.484543              2.615705              2.114976

Accumulation Units Issued                   204,294             1,507,922               838,949
Accumulation Units Redeemed                (195,808)             (317,743)             (299,976)
                               ----------------------------------------------------------------
Increase (Decrease) in
  Accumulation Units
  Outstanding                                 8,486             1,190,179               538,973
                               ================================================================
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:           0.40% /(2)/           0.40% /(2)/           0.40% /(2)/
                               ----------------------------------------------------------------
Accumulation Unit Value                    1.131967              0.881700              0.981036

Accumulation Units Issued                         -                     -                 2,255
Accumulation Units Redeemed                       -                     -              (149,348)
                               ----------------------------------------------------------------
Increase (Decrease) in
  Accumulation Units
  Outstanding                                     -                     -              (147,093)
                               ================================================================
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in
  Accumulation Units
  Outstanding

CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in
  Accumulation Units
  Outstanding

/(1)/  Offered in registered Potentia Product
/(2)/  Offered in Portfolio Director Product
/(3)/  Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product
/(6)/  Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)


The accumulation units outstanding and
analysis of the increase (decrease) in         VANGUARD              VANGUARD         VANGUARD
units outstanding as of December 31,      LONG-TERM CORPORATE   LONG-TERM TREASURY   WINDSOR II
2012.                                            FUND                  FUND             FUND
                                         -------------------------------------------------------
                                              DIVISION 22          DIVISION 23       DIVISION 24
                                         -------------------------------------------------------

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             1.85% /(6)/           1.85% /(6)/      2.10% /(6)/
                                         -------------------------------------------------------
Accumulation Unit Value                              1.260880              1.288888     1.149401

Accumulation Units Issued                             690,063               256,453      327,812
Accumulation Units Redeemed                          (486,359)             (287,981)    (155,755)
                                         -------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                   203,704               (31,528)     172,057
                                         =======================================================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                        1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/  1.25% /(2)/
                                         -------------------------------------------------------
Accumulation Unit Value                              3.005726              3.117635     2.651970

Accumulation Units Issued                          23,774,048             6,763,827    8,941,085
Accumulation Units Redeemed                        (8,087,304)          (11,056,684) (52,429,870)
                                         -------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                15,686,744            (4,292,857) (43,488,785)
                                         =======================================================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             0.80% /(2)/           0.80% /(2)/      1.05% /(2)/
                                         -------------------------------------------------------
Accumulation Unit Value                              3.191828              3.281921     2.791851

Accumulation Units Issued                           3,527,777             3,222,019    1,854,843
Accumulation Units Redeemed                        (4,080,427)           (5,450,472) (16,441,988)
                                         -------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                  (552,650)           (2,228,453) (14,587,145)
                                         =======================================================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             0.60% /(2)/           0.60% /(2)/      0.85% /(2)/
                                         -------------------------------------------------------
Accumulation Unit Value                              3.402419              3.461904     2.949977

Accumulation Units Issued                             135,284               293,598      257,600
Accumulation Units Redeemed                          (150,825)             (209,236)    (573,544)
                                         -------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                   (15,541)               84,362     (315,944)
                                         =======================================================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             0.40% /(2)/           0.40% /(2)/      0.65% /(2)/
                                         -------------------------------------------------------
Accumulation Unit Value                              1.595486              1.600308     0.958307

Accumulation Units Issued                                 857                 2,590    2,463,378
Accumulation Units Redeemed                           (17,458)              (95,724)  (2,946,293)
                                         -------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                   (16,601)              (93,134)    (482,915)
                                         =======================================================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation
  Units Outstanding

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation
  Units Outstanding

/(1)/  Offered in registered Potentia Product
/(2)/  Offered in Portfolio Director Product
/(3)/  Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product
/(6)/  Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)

                                                                  VANGUARD       VALIC COMPANY II     VALIC COMPANY II
The accumulation units outstanding and analysis of the increase  WELLINGTON   INTERNATIONAL GROWTH II SMALL CAP GROWTH
(decrease) in units outstanding as of December 31, 2012.            FUND               FUND                 FUND
                                                                 ----------------------------------------------------
                                                                 DIVISION 25        DIVISION 33         DIVISION 35
                                                                 ----------------------------------------------------
    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         2.10% /(6)/        1.60% /(6)/         1.60% /(6)/
                                                                 ----------------------------------------------------
    Accumulation Unit Value                                         1.121004           0.950039            1.042993

    Accumulation Units Issued                                      1,027,553            355,376             320,648
    Accumulation Units Redeemed                                     (567,763)          (297,987)           (264,211)
                                                                 ----------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding            459,790             57,389              56,437
                                                                 ====================================================
    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.25% /(2)/        0.75% /(2)/         1.45% /(1)/
                                                                 ----------------------------------------------------
    Accumulation Unit Value                                         3.061214           1.815052            0.968794

    Accumulation Units Issued                                     12,446,902          8,210,015                 812
    Accumulation Units Redeemed                                  (32,850,233)       (72,564,279)               (189)
                                                                 ----------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding        (20,403,331)       (64,354,264)                623
                                                                 ====================================================
    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.05% /(2)/        0.55% /(2)/         0.95% /(1)/
                                                                 ----------------------------------------------------
    Accumulation Unit Value                                         3.247949           1.867800            1.700932

    Accumulation Units Issued                                      4,470,612          1,274,066                   -
    Accumulation Units Redeemed                                  (18,999,162)        (7,014,072)                  -
                                                                 ----------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding        (14,528,550)        (5,740,006)                  -
                                                                 ====================================================
    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.85% /(2)/        0.35% /(2)/         0.75% /(2)/
                                                                 ----------------------------------------------------
    Accumulation Unit Value                                         3.462184           1.922198            1.819330

    Accumulation Units Issued                                        700,365             53,227           5,783,426
    Accumulation Units Redeemed                                   (1,477,045)          (648,278)         (7,266,647)
                                                                 ----------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding           (776,680)          (595,051)         (1,483,221)
                                                                 ====================================================
    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.65% /(2)/        0.15% /(2)/         0.55% /(2)/
                                                                 ----------------------------------------------------
    Accumulation Unit Value                                         1.168794           0.768244            1.872187

    Accumulation Units Issued                                      2,708,574                  -             832,180
    Accumulation Units Redeemed                                   (3,929,081)                 -          (1,631,235)
                                                                 ----------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding         (1,220,507)                 -            (799,055)
                                                                 ====================================================
    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                0.35% /(2)/
                                                                                                        -----------
    Accumulation Unit Value                                                                                1.926748

    Accumulation Units Issued                                                                                93,059
    Accumulation Units Redeemed                                                                            (190,124)
                                                                                                        -----------
    Increase (Decrease) in Accumulation Units Outstanding                                                   (97,065)
                                                                                                        ===========
    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                0.15% /(2)/
                                                                                                        -----------
    Accumulation Unit Value                                                                                0.911530

    Accumulation Units Issued                                                                                     -
    Accumulation Units Redeemed                                                                                   -
                                                                                                        -----------
    Increase (Decrease) in Accumulation Units Outstanding                                                         -
                                                                                                        ===========

/(1)/Offered in registered Potentia Product
/(2)/Offered in Portfolio Director Product
/(3)/Offered in Group Unit Purchase Product
/(4)/Offered in Independence Plus Fixed and Variable Annuity Product /(5)/Offered in Impact Fixed and Variable Annuity Product
/(6)/Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)



The accumulation units outstanding and
 analysis of the increase (decrease) in  VALIC COMPANY II VALIC COMPANY II VALIC COMPANY II
 units outstanding as of December 31,    SMALL CAP VALUE   MID CAP GROWTH   MID CAP VALUE
 2012.                                         FUND             FUND             FUND
                                         -------------------------------------------------
                                           DIVISION 36      DIVISION 37      DIVISION 38
                                         -------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                          1.60% /(6)/      1.60% /(6)/      1.60% /(6)/
                                         -------------------------------------------------
Accumulation Unit Value                       1.027846         1.023046         1.075769

Accumulation Units Issued                      372,907          380,850          821,946
Accumulation Units Redeemed                   (294,153)        (210,782)        (449,630)
                                         -------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                             78,754          170,068          372,316
                                         =================================================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                          0.75% /(2)/      0.75% /(2)/      0.75% /(2)/
                                         -------------------------------------------------
Accumulation Unit Value                       2.563639         1.414791         3.743543

Accumulation Units Issued                   11,193,433        6,342,269       15,026,330
Accumulation Units Redeemed                (14,549,204)     (30,200,524)      (7,954,678)
                                         -------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                         (3,355,771)     (23,858,255)       7,071,652
                                         =================================================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                          0.55% /(2)/      0.55% /(2)/      0.55% /(2)/
                                         -------------------------------------------------
Accumulation Unit Value                       2.638055         1.455838         3.852214

Accumulation Units Issued                    1,135,643          623,168          789,656
Accumulation Units Redeemed                 (3,979,937)      (2,950,227)      (7,476,739)
                                         -------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                         (2,844,294)      (2,327,059)      (6,687,083)
                                         =================================================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                          0.35% /(2)/      0.35% /(2)/      0.35% /(2)/
                                         -------------------------------------------------
Accumulation Unit Value                       2.714913         1.498297         3.964466

Accumulation Units Issued                       44,493           35,000           74,426
Accumulation Units Redeemed                   (532,465)        (201,783)        (526,059)
                                         -------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                           (487,972)        (166,783)        (451,633)
                                         =================================================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                          0.15% /(2)/      0.15% /(2)/      0.15% /(2)/
                                         -------------------------------------------------
Accumulation Unit Value                       1.062080         0.934678         1.048630

Accumulation Units Issued                      391,542                -          591,436
Accumulation Units Redeemed                   (791,697)               -         (868,853)
                                         -------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                           (400,155)               -         (277,417)
                                         =================================================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation
  Units Outstanding

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation
  Units Outstanding

/(1)/  Offered in registered Potentia Product
/(2)/  Offered in Portfolio Director Product
/(3)/  Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product
/(6)/  Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)


The accumulation units outstanding and
 analysis of the increase (decrease) in    VALIC COMPANY II   VALIC COMPANY II   VALIC COMPANY II
 units outstanding as of December 31,    CAPITAL APPRECIATION LARGE CAP VALUE  SOCIALLY RESPONSIBLE
 2012.                                           FUND               FUND               FUND
                                         ---------------------------------------------------------
                                             DIVISION 39        DIVISION 40        DIVISION 41
                                         ---------------------------------------------------------

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                            1.60% /(6)/        1.60% /(6)/         1.60% /(6)/
                                         ---------------------------------------------------------
Accumulation Unit Value                         1.120727           1.082893            1.130592

Accumulation Units Issued                        192,681          1,440,943              29,115
Accumulation Units Redeemed                      (97,015)          (821,701)            (25,303)
                                         ---------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                               95,666            619,242               3,812
                                         =========================================================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                            1.45% /(1)/        0.75% /(2)/         0.75% /(2)/
                                         ---------------------------------------------------------
Accumulation Unit Value                         0.809951           1.876768            1.607632

Accumulation Units Issued                          2,823          2,564,950           7,218,778
Accumulation Units Redeemed                         (215)       (15,952,416)       (121,157,046)
                                         ---------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                2,608        (13,387,466)       (113,938,268)
                                         =========================================================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                            0.95% /(1)/        0.55% /(2)/         0.55% /(2)/
                                         ---------------------------------------------------------
Accumulation Unit Value                         1.406735           1.931324            1.654326

Accumulation Units Issued                              -            900,240             748,136
Accumulation Units Redeemed                            -         (2,972,160)        (18,309,603)
                                         ---------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                    -         (2,071,920)        (17,561,467)
                                         =========================================================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                            0.75% /(2)/        0.35% /(2)/         0.35% /(2)/
                                         ---------------------------------------------------------
Accumulation Unit Value                         1.121761           1.987600            1.702570

Accumulation Units Issued                      4,575,726             39,560              81,939
Accumulation Units Redeemed                   (3,616,920)          (136,536)         (1,082,448)
                                         ---------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                              958,806            (96,976)         (1,000,509)
                                         =========================================================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                            0.55% /(2)/        0.15% /(2)/         0.15% /(2)/
                                         ---------------------------------------------------------
Accumulation Unit Value                         1.154345           0.849798            1.022789

Accumulation Units Issued                        848,559                  -                   -
Accumulation Units Redeemed                   (1,039,624)                 -                   -
                                         ---------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                             (191,065)                 -                   -
                                         =========================================================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                            0.35% /(2)/
                                             -----------
Accumulation Unit Value                         1.188038

Accumulation Units Issued                         50,602
Accumulation Units Redeemed                     (170,589)
                                             -----------
Increase (Decrease) in Accumulation
  Units Outstanding                             (119,987)
                                             ===========

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                            0.15% /(2)/
                                             -----------
Accumulation Unit Value                         0.948853

Accumulation Units Issued                              -
Accumulation Units Redeemed                            -
                                             -----------
Increase (Decrease) in Accumulation
  Units Outstanding                                    -
                                             ===========

/(1)/  Offered in registered Potentia Product
/(2)/  Offered in Portfolio Director Product
/(3)/  Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product
/(6)/  Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)


The accumulation units outstanding and
analysis of the increase (decrease) in   VALIC COMPANY II   VALIC COMPANY II    VALIC COMPANY II
units outstanding as of December 31,     MONEY MARKET II  NASDAQ-100 (R) INDEX  AGGRESSIVE GROWTH
2012.                                          FUND               FUND           LIFESTYLE FUND
                                         -------------------------------------------------------
                                           DIVISION 44        DIVISION 46          DIVISION 48
                                         -------------------------------------------------------

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                          1.60% /(6)/         1.85% /(6)/         1.60% /(6)/
                                         -------------------------------------------------------
Accumulation Unit Value                       0.968709                1.170276        1.113914

Accumulation Units Issued                   13,477,819                 506,748         597,553
Accumulation Units Redeemed                (13,831,768)               (210,670)       (300,442)
                                         -------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                          (353,949)                 296,078         297,111
                                         =======================================================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                          0.75% /(2)/    1.00% /(2)(3)(4)(5)/     1.45% /(1)/
                                         -------------------------------------------------------
Accumulation Unit Value                       1.245485                0.726037        1.431216

Accumulation Units Issued                   37,371,935              40,974,460          25,587
Accumulation Units Redeemed                (47,447,577)            (16,382,219)        (15,974)
                                         -------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                        (10,075,642)             24,592,241           9,613
                                         =======================================================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                          0.55% /(2)/         0.80% /(2)/         0.75% /(2)/
                                         -------------------------------------------------------
Accumulation Unit Value                       1.281776                0.743960        2.210029

Accumulation Units Issued                    8,809,867               8,224,322      41,892,645
Accumulation Units Redeemed                (12,741,606)             (5,258,728)     (6,395,812)
                                         -------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                         (3,931,739)              2,965,594      35,496,833
                                         =======================================================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                          0.35% /(2)/         0.60% /(2)/         0.95% /(1)/
                                         -------------------------------------------------------
Accumulation Unit Value                       1.319139                0.762296        1.928661

Accumulation Units Issued                      373,272                 490,513               -
Accumulation Units Redeemed                   (535,432)               (262,981)              -
                                         -------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                           (162,160)                227,532               -
                                         =======================================================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                          0.15% /(2)/         0.40% /(2)/         0.55% /(2)/
                                         -------------------------------------------------------
Accumulation Unit Value                       1.025041                1.186928        2.274288

Accumulation Units Issued                            -                       -       8,690,137
Accumulation Units Redeemed                          -                       -      (3,480,455)
                                         -------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                  -                       -       5,209,682
                                         =======================================================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                                                  0.35% /(2)/
                                                                                   -----------
Accumulation Unit Value                                                               2.340548
Accumulation Units Issued                                                              528,083
Accumulation Units Redeemed                                                           (269,038)
                                                                                   -----------
Increase (Decrease) in Accumulation
  Units Outstanding                                                                    259,045
                                                                                   ===========

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                                                  0.15% /(2)/
                                                                                   -----------
Accumulation Unit Value                                                               1.090469

Accumulation Units Issued                                                                    -
Accumulation Units Redeemed                                                                  -
                                                                                   -----------
Increase (Decrease) in Accumulation
  Units Outstanding                                                                          -
                                                                                   ===========

/(1)/  Offered in registered Potentia Product
/(2)/  Offered in Portfolio Director Product
/(3)/  Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product
/(6)/  Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)


The accumulation units outstanding and
 analysis of the increase (decrease) in  VALIC COMPANY II  VALIC COMPANY II   VANGUARD LIFESTRATEGY
 units outstanding as of December 31,    MODERATE GROWTH  CONSERVATIVE GROWTH        GROWTH
 2012.                                    LIFESTYLE FUND    LIFESTYLE FUND            FUND
                                         ---------------------------------------------------------
                                           DIVISION 49        DIVISION 50          DIVISION 52
                                         ---------------------------------------------------------

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                          1.60% /(6)/        1.60% /(6)/          2.10% /(6)/
                                         ---------------------------------------------------------
Accumulation Unit Value                       1.114953           1.120783             1.071673

Accumulation Units Issued                    1,011,568          1,451,308               40,693
Accumulation Units Redeemed                   (288,063)          (815,460)             (28,997)
                                         ---------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                            723,505            635,848               11,696
                                         =========================================================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                          1.45% /(1)/        1.45% /(1)/          1.25% /(2)/
                                         ---------------------------------------------------------
Accumulation Unit Value                       1.568677           1.609353             1.697731

Accumulation Units Issued                        3,134             15,675            8,937,110
Accumulation Units Redeemed                     (4,430)           (19,593)          (7,940,763)
                                         ---------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                             (1,296)            (3,918)             996,347
                                         =========================================================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                          0.75% /(2)/        0.75% /(2)/          1.05% /(2)/
                                         ---------------------------------------------------------
Accumulation Unit Value                       2.362416           2.357894             1.746936

Accumulation Units Issued                   60,313,567         36,421,805            1,501,417
Accumulation Units Redeemed                 (7,543,387)        (5,993,709)          (1,968,119)
                                         ---------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                         52,770,180         30,428,096             (466,702)
                                         =========================================================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                          0.95% /(1)/        0.95% /(1)/          0.85% /(2)/
                                         ---------------------------------------------------------
Accumulation Unit Value                       1.831532           1.736475             1.797454

Accumulation Units Issued                            -                  -               41,589
Accumulation Units Redeemed                          -                  -            (212,041)
                                         ---------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                  -                  -            (170,452)
                                         =========================================================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                          0.55% /(2)/        0.55% /(2)/          0.65% /(2)/
                                         ---------------------------------------------------------
Accumulation Unit Value                       2.431020           2.426405             0.976300

Accumulation Units Issued                    9,680,653          7,145,559                    -
Accumulation Units Redeemed                 (2,214,511)       (10,051,328)                   -
                                         ---------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                          7,466,142         (2,905,769)                   -
                                         =========================================================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                          0.35% /(2)/        0.35% /(2)/
                                         -----------------------------------
Accumulation Unit Value                       2.501816           2.497018

Accumulation Units Issued                      592,837            281,332
Accumulation Units Redeemed                   (232,494)          (220,070)
                                         -----------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                            360,343             61,262
                                         ===================================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                          0.15% /(2)/        0.15% /(2)/
Accumulation Unit Value                       1.183735           1.255692

Accumulation Units Issued                            -                  -
Accumulation Units Redeemed                          -                  -
                                         -----------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                  -                  -
                                         ===================================

/(1)/  Offered in registered Potentia Product
/(2)/  Offered in Portfolio Director Product
/(3)/  Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product
/(6)/  Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES
    IN UNITS OUTSTANDING (CONTINUED)


                                                                 VANGUARD LIFESTRATEGY VANGUARD LIFESTRATEGY VALIC COMPANY II
The accumulation units outstanding and analysis of the increase     MODERATE GROWTH     CONSERVATIVE GROWTH     CORE BOND
(decrease) in units outstanding as of December 31, 2012.                 FUND                  FUND                FUND
                                                                 -----------------------------------------------------------
                                                                      DIVISION 53           DIVISION 54        DIVISION 58
                                                                 -----------------------------------------------------------

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              2.10% /(6)/           2.10% /(6)/        1.60% /(6)/
                                                                 -----------------------------------------------------------
    Accumulation Unit Value                                              1.074477              1.065403           1.104651

    Accumulation Units Issued                                           1,149,239               303,952          2,336,169
    Accumulation Units Redeemed                                          (855,894)              (73,128)        (1,712,216)
                                                                 -----------------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding                 293,345               230,824            623,953
                                                                 ===========================================================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.25% /(2)/           1.25% /(2)/        1.45% /(1)/
                                                                 -----------------------------------------------------------
    Accumulation Unit Value                                              1.755662              1.731638           1.623146

    Accumulation Units Issued                                          11,182,753             6,697,979              2,876
    Accumulation Units Redeemed                                        (8,581,384)           (4,234,748)              (504)
                                                                 -----------------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding               2,601,369             2,463,231              2,372
                                                                 ===========================================================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.05% /(2)/           1.05% /(2)/        0.95% /(1)/
                                                                 -----------------------------------------------------------
    Accumulation Unit Value                                              1.806449              1.781753           1.475638

    Accumulation Units Issued                                           1,877,040             1,464,017                  -
    Accumulation Units Redeemed                                        (1,757,401)           (1,039,002)                 -
                                                                 -----------------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding                 119,639               425,015                  -
                                                                 ===========================================================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.85% /(2)/           0.85% /(2)/        0.75% /(2)/
                                                                 -----------------------------------------------------------
    Accumulation Unit Value                                              1.858818              1.833333           1.935747

    Accumulation Units Issued                                              86,609                36,433         53,158,286
    Accumulation Units Redeemed                                          (100,466)             (134,398)       (25,216,174)
                                                                 -----------------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding                 (13,857)              (97,965)        27,942,112
                                                                 ===========================================================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.65% /(2)/           0.65% /(2)/        0.55% /(2)/
                                                                 -----------------------------------------------------------
    Accumulation Unit Value                                              1.056308              1.109594           1.991982

    Accumulation Units Issued                                                   -                     -          3,764,450
    Accumulation Units Redeemed                                                 -                     -         (2,671,391)
                                                                 -----------------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding                       -                     -          1,093,059
                                                                 ===========================================================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                       0.35% /(2)/
                                                                                                               -----------
    Accumulation Unit Value                                                                                       2.050061

    Accumulation Units Issued                                                                                      298,367
    Accumulation Units Redeemed                                                                                   (609,712)
                                                                                                               -----------
    Increase (Decrease) in Accumulation Units Outstanding                                                         (311,345)
                                                                                                               ===========

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                       0.15% /(2)/
                                                                                                               -----------
    Accumulation Unit Value                                                                                      1.3801437

    Accumulation Units Issued                                                                                    1,436,394
    Accumulation Units Redeemed                                                                                 (1,512,981)
                                                                                                               -----------
    Increase (Decrease) in Accumulation Units Outstanding                                                          (76,587)
                                                                                                               ===========

/(1)/  Offered in registered Potentia Product
/(2)/  Offered in Portfolio Director Product
/(3)/  Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product
/(6)/  Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)


                                                                 VALIC COMPANY II VALIC COMPANY II
The accumulation units outstanding and analysis of the increase   STRATEGIC BOND  HIGH YIELD BOND          ARIEL
(decrease) in units outstanding as of December 31, 2012.               FUND             FUND               FUND
                                                                 ------------------------------------------------------
                                                                   DIVISION 59      DIVISION 60         DIVISION 68
                                                                 ------------------------------------------------------

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           1.60% /(6)/      1.60% /(6)/         1.85% /(6)/
    Accumulation Unit Value                                           1.135756         1.150276                1.027961

    Accumulation Units Issued                                        5,747,309        9,356,099                 143,103
    Accumulation Units Redeemed                                     (4,200,640)      (7,407,026)               (110,289)
                                                                 ------------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding            1,546,669        1,949,073                  32,814
                                                                 ======================================================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           1.45% /(1)/      0.75% /(2)/    1.00% /(2)(3)(4)(5)/
                                                                 ------------------------------------------------------
    Accumulation Unit Value                                           2.075606         2.336987                2.073186

    Accumulation Units Issued                                            5,237       26,675,080               4,275,909
    Accumulation Units Redeemed                                         (7,845)      (4,723,697)            (18,111,190)
                                                                 ------------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding               (2,608)      21,951,383             (13,835,281)
                                                                 ======================================================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           0.95% /(1)/      0.55% /(2)/         0.80% /(2)/
                                                                 ------------------------------------------------------
    Accumulation Unit Value                                           1.803009         2.404838                2.124367

    Accumulation Units Issued                                                -        3,268,746               1,327,500
    Accumulation Units Redeemed                                              -       (2,386,521)             (7,201,683)
                                                                 ------------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding                    -          882,225              (5,874,183)
                                                                 ======================================================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           0.75% /(2)/      0.35% /(2)/         0.60% /(2)/
                                                                 ------------------------------------------------------
    Accumulation Unit Value                                           2.605602         2.475053                2.176706

    Accumulation Units Issued                                       31,608,349          144,453                  58,096
    Accumulation Units Redeemed                                     (5,445,927)        (202,375)               (394,536)
                                                                 ------------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding           26,162,422          (57,922)               (336,440)
                                                                 ======================================================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           0.55% /(2)/      0.15% /(2)/         0.40% /(2)/
                                                                 ------------------------------------------------------
    Accumulation Unit Value                                           2.681295         1.298448                1.033136

    Accumulation Units Issued                                        5,311,017                -                 916,576
    Accumulation Units Redeemed                                     (3,699,470)               -                (928,437)
                                                                 ------------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding            1,611,547                -                 (11,861)
                                                                 ======================================================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           0.35% /(2)/
                                                                   -----------
    Accumulation Unit Value                                           2.759420

    Accumulation Units Issued                                          315,938
    Accumulation Units Redeemed                                       (210,171)
                                                                   -----------
    Increase (Decrease) in Accumulation Units Outstanding              105,767
                                                                   ===========

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           0.15% /(2)/
                                                                   -----------
    Accumulation Unit Value                                          1.3888499

    Accumulation Units Issued                                                -
    Accumulation Units Redeemed                                              -
                                                                   -----------
    Increase (Decrease) in Accumulation Units Outstanding                    -
                                                                   ===========

/(1)/  Offered in registered Potentia Product
/(2)/  Offered in Portfolio Director Product
/(3)/  Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product
/(6)/  Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)



The accumulation units outstanding and
 analysis of the increase (decrease) in         ARIEL                                  VALIC COMPANY I        VALIC COMPANY I
 units outstanding as of December 31,        APPRECIATION           LOU HOLLAND        BLUE CHIP GROWTH       HEALTH SCIENCES
 2012.                                           FUND               GROWTH FUND              FUND                  FUND
                                         --------------------------------------------------------------------------------------
                                             DIVISION 69            DIVISION 70          DIVISION 72            DIVISION 73
                                         --------------------------------------------------------------------------------------

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             1.85% /(6)/           1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
                                         --------------------------------------------------------------------------------------
Accumulation Unit Value                              1.065611              1.117594              1.155011              1.402541

Accumulation Units Issued                              69,022               885,208             3,964,984               632,364
Accumulation Units Redeemed                           (63,948)             (526,548)           (1,681,663)             (341,587)
                                         --------------------------------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                     5,074               358,660             2,283,321               290,777
                                         ======================================================================================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                        1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/
                                         --------------------------------------------------------------------------------------
Accumulation Unit Value                              2.093201              1.189649              1.128292              2.094978

Accumulation Units Issued                           7,597,949             5,800,924            20,497,455            21,315,393
Accumulation Units Redeemed                       (13,462,533)           (4,351,537)          (22,312,470)           (5,664,955)
                                         --------------------------------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                (5,864,584)            1,449,387            (1,815,015)           15,650,438
                                         ======================================================================================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             0.80% /(2)/           0.80% /(2)/           0.80% /(2)/           0.80% /(2)/
                                         --------------------------------------------------------------------------------------
Accumulation Unit Value                              2.144766              1.218961              1.156118              2.146525

Accumulation Units Issued                           2,260,010             2,226,755             3,778,017             5,087,464
Accumulation Units Redeemed                        (3,358,817)           (3,222,772)           (8,097,506)           (3,137,795)
                                         --------------------------------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                (1,098,807)             (996,017)           (4,319,489)            1,949,669
                                         ======================================================================================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             0.60% /(2)/           0.60% /(2)/           0.60% /(2)/           0.60% /(2)/
                                         --------------------------------------------------------------------------------------
Accumulation Unit Value                              2.197692              1.249028              1.184661              2.199561

Accumulation Units Issued                             299,135               466,561               288,982               315,309
Accumulation Units Redeemed                          (341,042)             (217,210)             (430,903)             (517,385)
                                         --------------------------------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                   (41,907)              249,351              (141,921)             (202,076)
                                         ======================================================================================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             0.40% /(2)/           0.40% /(2)/           0.40% /(2)/           0.40% /(2)/
                                         --------------------------------------------------------------------------------------
Accumulation Unit Value                              1.164805              1.133014              1.063658              1.516112

Accumulation Units Issued                             603,276                     -                     -                     -
Accumulation Units Redeemed                          (605,183)                    -                     -                     -
                                         --------------------------------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                    (1,907)                    -                     -                     -
                                         ======================================================================================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation
  Units Outstanding

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation
  Units Outstanding

/(1)/  Offered in registered Potentia Product
/(2)/  Offered in Portfolio Director Product
/(3)/  Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product
/(6)/  Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and          VALIC COMPANY I       VALIC COMPANY I       VALIC COMPANY I
analysis of the increase (decrease) in               VALUE            BROAD CAP VALUE       LARGE CAP CORE
units outstanding as of December 31, 2012.           FUND                  FUND                  FUND
                                             ----------------------------------------------------------------
                                                  DIVISION 74           DIVISION 75           DIVISION 76
                                             ----------------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                      1.85%/ (6)/           1.85%/ (6)/           1.85%/ (6)/
                                             ----------------------------------------------------------------
Accumulation Unit Value                                  1.101315              1.116720              1.131618

Accumulation Units Issued                                  94,347             3,468,225             4,517,657
Accumulation Units Redeemed                               (21,591)           (2,695,394)           (3,023,691)
                                             ----------------------------------------------------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                              72,756               772,831             1,493,966
                                             ================================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                 1.00%/ (2)(3)(4)(5)/  1.00%/ (2)(3)(4)(5)/  1.00%/ (2)(3)(4)(5)/
                                             ----------------------------------------------------------------
Accumulation Unit Value                                  1.406493              1.202946              1.429255

Accumulation Units Issued                               2,141,486             4,020,404             6,356,607
Accumulation Units Redeemed                           (20,278,333)           (2,701,723)           (7,939,505)
                                             ----------------------------------------------------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                         (18,136,847)            1,318,681            (1,582,898)
                                             ================================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                      0.80%/ (2)/           0.80%/ (2)/           0.80%/ (2)/
                                             ----------------------------------------------------------------
Accumulation Unit Value                                  1.437844              1.220103              1.449662

Accumulation Units Issued                                 603,273               561,141             1,680,597
Accumulation Units Redeemed                           (11,891,997)           (1,445,700)           (8,091,081)
                                             ----------------------------------------------------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                         (11,288,724)             (884,559)           (6,410,484)
                                             ================================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                      0.60%/ (2)/           0.60%/ (2)/           0.60%/ (2)/
                                             ----------------------------------------------------------------
Accumulation Unit Value                                  1.469887              1.237550              1.470325

Accumulation Units Issued                                  36,396               118,017                90,253
Accumulation Units Redeemed                              (171,780)              (58,664)             (240,951)
                                             ----------------------------------------------------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                            (135,384)               59,353              (150,698)
                                             ================================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                      0.40%/ (2)/           0.40%/ (2)/           0.40%/ (2)/
                                             ----------------------------------------------------------------
Accumulation Unit Value                                  0.930112              1.018442              1.185354

Accumulation Units Issued                                       -                     -                     -
Accumulation Units Redeemed                                     -                     -                     -
                                             ----------------------------------------------------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                                   -                     -                     -
                                             ================================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units
  Outstanding
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units
  Outstanding

/(1)/Offered in registered Potentia Product
/(2)/Offered in Portfolio Director Product
/(3)/Offered in Group Unit Purchase Product
/(4)/Offered in Independence Plus Fixed and
     Variable Annuity Product
/(5)/Offered in Impact Fixed and Variable
     Annuity Product
/(6)/Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and
analysis of the increase (decrease) in      VALIC COMPANY I       VALIC COMPANY I       VALIC COMPANY I
units outstanding as of December 31,      INFLATION PROTECTED       VALIC ULTRA      LARGE CAPITAL GROWTH
2012.                                            FUND                  FUND                  FUND
                                         ----------------------------------------------------------------
                                              DIVISION 77           DIVISION 78           DIVISION 79
                                         ----------------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
                                         ----------------------------------------------------------------
Accumulation Unit Value                              1.146325             1.1005341             1.0171900

Accumulation Units Issued                           5,318,720               557,847               152,653
Accumulation Units Redeemed                        (2,235,975)             (407,306)              (78,496)
                                         ----------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                 3,082,745               150,541                74,157
                                         ================================================================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                        1.00% /(2)(3)(4)(5)/       1.45% /(1)/           1.45% /(1)/
                                         ----------------------------------------------------------------
Accumulation Unit Value                              1.382935              1.149183              1.142381

Accumulation Units Issued                          60,731,304                   539                   852
Accumulation Units Redeemed                       (22,624,724)                   (6)               (7,494)
                                         ----------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                38,106,580                   533                (6,642)
                                         ================================================================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             0.80% /(2)/      1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/
                                         ----------------------------------------------------------------
Accumulation Unit Value                              1.405312              1.187213              1.185264

Accumulation Units Issued                           5,041,281            46,436,658             4,473,188
Accumulation Units Redeemed                        (3,107,105)          (47,917,728)          (24,567,300)
                                         ----------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                 1,934,176            (1,481,070)          (20,094,112)
                                         ================================================================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             0.60% /(2)/           0.95% /(1)/           0.95% /(1)/
                                         ----------------------------------------------------------------
Accumulation Unit Value                              1.428138              1.191051              1.189696

Accumulation Units Issued                             672,311                     -                     -
Accumulation Units Redeemed                          (314,892)                    -                     -
                                         ----------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                   357,419                     -                     -
                                         ================================================================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             0.40% /(2)/           0.80% /(2)/           0.80% /(2)/
                                         ----------------------------------------------------------------
Accumulation Unit Value                              1.355586              1.204127              1.204448

Accumulation Units Issued                                   -             3,231,708             1,296,215
Accumulation Units Redeemed                                 -           (10,022,856)           (8,466,313)
                                         ----------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                         -            (6,791,148)           (7,170,098)
                                         ================================================================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                                   0.60% /(2)/           0.60% /(2)/
                                                               ------------------------------------------
Accumulation Unit Value                                                    1.221339              1.224043

Accumulation Units Issued                                                   643,489               113,286
Accumulation Units Redeemed                                              (1,072,232)             (446,228)
                                                               ------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                                        (428,743)             (332,942)
                                                               ==========================================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                                   0.40% /(2)/           0.40% /(2)/
                                                               ------------------------------------------
Accumulation Unit Value                                                    1.071401              0.933047

Accumulation Units Issued                                                 1,618,899               530,493
Accumulation Units Redeemed                                              (2,027,917)             (490,031)
                                                               ------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                                        (409,018)               40,462
                                                               ==========================================

/(1)/  Offered in registered Potentia Product
/(2)/  Offered in Portfolio Director Product
/(3)/  Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product
/(6)/  Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)


The accumulation units outstanding
and analysis of the increase            SUNAMERICA 2015      SUNAMERICA 2020        VALIC COMPANY I
(decrease) in units outstanding as      HIGH WATERMARK       HIGH WATERMARK     MID CAP STRATEGIC GROWTH
of December 31, 2012.                        FUND                 FUND                    FUND
                                      -----------------------------------------------------------------
                                          DIVISION 81          DIVISION 82            DIVISION 83
                                      -----------------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                     1.00%/(2)(3)(4)(5)/       1.85%/(6)/             1.85%/(6)/
                                      -----------------------------------------------------------------
Accumulation Unit Value                                              1.1734536              0.9815116

Accumulation Units Issued                           5,920                    -                266,336
Accumulation Units Redeemed                   (15,351,078)                   -               (214,456)
                                      -----------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                           (15,345,158)                   -                 51,880
                                      =================================================================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                          0.80%/(2)/      1.00%/(2)(3)(4)(5)/         1.45%/(1)/
                                      -----------------------------------------------------------------
Accumulation Unit Value                                               1.173118               1.371803

Accumulation Units Issued                           2,737            2,483,038                  4,114
Accumulation Units Redeemed                    (1,692,822)          (4,983,288)                  (198)
                                      -----------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                            (1,690,085)          (2,500,250)                 3,916
                                      =================================================================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                          0.60%/(2)/           0.80%/(2)/        1.00%/(2)(3)(4)(5)/
                                      -----------------------------------------------------------------
Accumulation Unit Value                                               1.191715               1.423343

Accumulation Units Issued                               -              420,074              2,892,796
Accumulation Units Redeemed                       (20,802)            (971,455)           (20,221,715)
                                      -----------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                               (20,802)            (551,381)           (17,328,919)
                                      =================================================================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                          0.40%/(2)/           0.60%/(2)/             0.95%/(1)/
                                      -----------------------------------------------------------------
Accumulation Unit Value                                               1.210638               1.428633

Accumulation Units Issued                               -                6,991                      -
Accumulation Units Redeemed                             -              (12,049)                     -
                                      -----------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                     -               (5,058)                     -
                                      =================================================================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                               0.40%/(2)/             0.80%/(2)/
                                                           --------------------------------------------
Accumulation Unit Value                                               0.982575               1.446400

Accumulation Units Issued                                                    -              2,332,817
Accumulation Units Redeemed                                                  -             (7,312,528)
                                                           --------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                                          -             (4,979,711)
                                                           ============================================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                                                      0.60%/(2)/
                                                                                  -------------------
Accumulation Unit Value                                                                      1.469912

Accumulation Units Issued                                                                      80,031
Accumulation Units Redeemed                                                                  (301,530)
                                                                                  -------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                                                          (221,499)
                                                                                  ===================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                                                      0.40%/(2)/
                                                                                  -------------------
Accumulation Unit Value                                                                      0.922460

Accumulation Units Issued                                                                     333,076
Accumulation Units Redeemed                                                                  (457,970)
                                                                                  -------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                                                          (124,894)
                                                                                  ===================

/(1)/  Offered in registered Potentia Product
/(2)/  Offered in Portfolio Director Product
/(3)/  Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product
/(6)/  Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)


                                                                  VALIC COMPANY I      VALIC COMPANY I       VALIC COMPANY I
The accumulation units outstanding and analysis of the increase   SMALL CAP SPECIAL   SMALL CAP STRATEGIC  SMALL CAP AGGRESSIVE
(decrease) in units outstanding as of December 31, 2012.            VALUES FUND          GROWTH FUND           GRWOTH FUND
                                                                 --------------------------------------------------------------
                                                                    DIVISION 84          DIVISION 85           DIVISION 86
                                                                 --------------------------------------------------------------
 CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                1.85%/(6)/           1.85%/(6)/           1.85%/(6)/
                                                                 --------------------------------------------------------------
 Accumulation Unit Value                                                   1.0484221             1.028562             0.995694

 Accumulation Units Issued                                                     6,161               82,731               47,451
 Accumulation Units Redeemed                                                       -             (61,970)             (35,152)
                                                                 --------------------------------------------------------------
 Increase (Decrease) in Accumulation Units Outstanding                         6,161               20,761               12,299
                                                                 ==============================================================

 CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            1.00%/(2)(3)(4)(5)/  1.00%/(2)(3)(4)(5)/  1.00%/(2)(3)(4)(5)/
                                                                 --------------------------------------------------------------
 Accumulation Unit Value                                                    1.101383             1.103500             1.316921

 Accumulation Units Issued                                                 4,760,107            4,293,116            2,672,363
 Accumulation Units Redeemed                                            (16,126,130)          (8,319,504)          (6,053,259)
                                                                 --------------------------------------------------------------
 Increase (Decrease) in Accumulation Units Outstanding                  (11,366,023)          (4,026,388)          (3,380,896)
                                                                 ==============================================================

 CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.80%/(2)/           0.80%/(2)/           0.80%/(2)/
                                                                 --------------------------------------------------------------
 Accumulation Unit Value                                                    1.117103             1.119263             1.335709

 Accumulation Units Issued                                                 1,391,493              806,161            1,025,334
 Accumulation Units Redeemed                                             (7,594,913)          (3,424,088)          (2,441,499)
                                                                 --------------------------------------------------------------
 Increase (Decrease) in Accumulation Units Outstanding                   (6,203,420)          (2,617,927)          (1,416,165)
                                                                 ==============================================================

 CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.60%/(2)/           0.60%/(2)/           0.60%/(2)/
                                                                 --------------------------------------------------------------
 Accumulation Unit Value                                                    1.133040             1.135194             1.354775

 Accumulation Units Issued                                                 1,563,360               36,389               37,622
 Accumulation Units Redeemed                                               (425,734)            (108,641)            (137,540)
                                                                 --------------------------------------------------------------
 Increase (Decrease) in Accumulation Units Outstanding                     1,137,626             (72,252)             (99,918)
                                                                 ==============================================================

 CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.40%/(2)/           0.40%/(2)/           0.40%/(2)/
                                                                 --------------------------------------------------------------
 Accumulation Unit Value                                                    1.006910             1.016008             1.089202

 Accumulation Units Issued                                                         -                    -                    -
 Accumulation Units Redeemed                                                       -                    -                    -
                                                                 --------------------------------------------------------------
 Increase (Decrease) in Accumulation Units Outstanding                             -                    -                    -
                                                                 ==============================================================

 CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:
 Accumulation Unit Value

 Accumulation Units Issued
 Accumulation Units Redeemed
 Increase (Decrease) in Accumulation Units Outstanding

 CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:
 Accumulation Unit Value

 Accumulation Units Issued
 Accumulation Units Redeemed
 Increase (Decrease) in Accumulation Units Outstanding

 /(1)/Offered in registered Potentia Product
 /(2)/Offered in Portfolio Director Product
 /(3)/Offered in Group Unit Purchase Product
 /(4)/Offered in Independence Plus Fixed and Variable Annuity
      Product
 /(5)/Offered in Impact Fixed and Variable Annuity Product
 /(6)/Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)


The accumulation units outstanding and
analysis of the increase (decrease) in     VALIC COMPANY I        VALIC COMPANY I       VALIC COMPANY I
units outstanding as of December 31,      EMERGING ECONOMIES      GLOBAL STRATEGY        FOREIGN VALUE
2012.                                            FUND                  FUND                  FUND
                                         ----------------------------------------------------------------
                                             DIVISION 87            DIVISION 88           DIVISION 89
                                         ----------------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
                                         ----------------------------------------------------------------
Accumulation Unit Value                              0.996615              1.126424              0.995645

Accumulation Units Issued                           2,181,541             1,498,415             2,096,210
Accumulation Units Redeemed                          (445,768)             (956,217)           (1,384,202)
                                         ----------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                 1,735,773               542,198               712,008
                                         ================================================================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             1.45% /(1)/      1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/
                                         ----------------------------------------------------------------
Accumulation Unit Value                              0.971967              1.615072              1.161140

Accumulation Units Issued                              27,718             6,485,805            19,151,089
Accumulation Units Redeemed                           (89,376)          (51,734,390)          (81,731,339)
                                         ----------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                   (61,658)          (45,248,585)          (62,580,250)
                                         ================================================================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                        1.00% /(2)(3)(4)(5)/       0.80% /(2)/           0.80% /(2)/
                                         ----------------------------------------------------------------
Accumulation Unit Value                              1.004121              1.638117              1.177699

Accumulation Units Issued                         285,646,051             2,715,569            12,067,354
Accumulation Units Redeemed                       (20,829,946)          (18,933,681)          (43,635,217)
                                         ----------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                               264,816,105           (16,218,112)          (31,567,863)
                                         ================================================================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             0.95% /(1)/           0.60% /(2)/           0.60% /(2)/
                                         ----------------------------------------------------------------
Accumulation Unit Value                              1.007400              1.661514              1.194535

Accumulation Units Issued                                   -               204,670               827,145
Accumulation Units Redeemed                                 -            (1,781,642)           (2,241,974)
                                         ----------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                         -            (1,576,972)           (1,414,829)
                                         ================================================================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             0.80% /(2)/           0.40% /(2)/           0.40% /(2)/
                                         ----------------------------------------------------------------
Accumulation Unit Value                              1.018475              1.208476              0.851012

Accumulation Units Issued                          72,759,281                     -                 8,657
Accumulation Units Redeemed                       (15,206,087)                    -               (64,634)
                                         ----------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                57,553,194                     -               (55,977)
                                         ================================================================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             0.60% /(2)/
                                         --------------------
Accumulation Unit Value                              1.033002

Accumulation Units Issued                           2,341,357
Accumulation Units Redeemed                          (756,586)
                                         --------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                 1,584,771
                                         ====================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             0.40% /(2)/
                                         --------------------
Accumulation Unit Value                              0.721728

Accumulation Units Issued                           3,506,711
Accumulation Units Redeemed                        (3,246,350)
                                         --------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                   260,361
                                         ====================

/(1)/  Offered in registered Potentia Product
/(2)/  Offered in Portfolio Director Product
/(3)/  Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product
/(6)/  Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. UNIT VALUES, NET ASSETS AND CHANGES
   IN UNITS OUTSTANDING (CONTINUED)


The accumulation units
outstanding and analysis of
the increase (decrease) in       VALIC COMPANY I     INVESCO BALANCE-RISK    VALIC COMPANY I
units outstanding as of         GLOBAL REAL ESTATE    COMMODITY STRATEGY    DYNAMIC ALLOCATION
December 31, 2012.                     FUND                  FUND                  FUND
                               ----------------------------------------------------------------
                                   DIVISION 101          DIVISION 102          DIVISION 103
                               ----------------------------------------------------------------
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:           1.85% /(6)/           1.85% /(6)/          1.85% /(6)/
                               ----------------------------------------------------------------
Accumulation Unit Value                    1.161463              0.982295              0.997344

Accumulation Units Issued                   380,209                48,256                     -
Accumulation Units Redeemed                (176,354)              (23,028)                    -
                               ----------------------------------------------------------------
Increase (Decrease) in
  Accumulation Units
  Outstanding                               203,855                25,228                     -
                               ================================================================
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:      1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/
                               ----------------------------------------------------------------
Accumulation Unit Value                    1.160111              0.992063              0.997646

Accumulation Units Issued                37,553,363           179,747,387                 1,278
Accumulation Units Redeemed             (28,953,457)           (3,796,229)                    -
                               ----------------------------------------------------------------
Increase (Decrease) in
  Accumulation Units
  Outstanding                             8,599,906           175,951,158                 1,278
                               ================================================================
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:           0.80% /(2)/           0.80% /(2)/          0.80% /(2)/
                               ----------------------------------------------------------------
Accumulation Unit Value                    1.171354              0.994374              0.997716

Accumulation Units Issued                 2,722,683            34,935,871                     -
Accumulation Units Redeemed              (3,299,228)             (797,579)                    -
                               ----------------------------------------------------------------
Increase (Decrease) in
  Accumulation Units
  Outstanding                              (576,545)           34,138,292                     -
                               ================================================================
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:           0.60% /(2)/           0.60% /(2)/          0.60% /(2)/
                               ----------------------------------------------------------------
Accumulation Unit Value                    1.182698              0.996711              0.997789

Accumulation Units Issued                   455,844             1,120,056                     -
Accumulation Units Redeemed                (505,424)             (386,488)                    -
                               ----------------------------------------------------------------
Increase (Decrease) in
  Accumulation Units
  Outstanding                               (49,580)              733,568                     -
                               ================================================================
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:           0.40% /(2)/           0.40% /(2)/          0.40% /(2)/
                               ----------------------------------------------------------------
Accumulation Unit Value                    1.194176              0.999060              0.997858

Accumulation Units Issued                         -                     -                     -
Accumulation Units Redeemed                       -                     -                     -
                               ----------------------------------------------------------------
Increase (Decrease) in
  Accumulation Units
  Outstanding                                     -                     -                     -
                               ================================================================

CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in
  Accumulation Units
  Outstanding

CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in
  Accumulation Units
  Outstanding

/(1)/  Offered in registered Potentia Product
/(2)/  Offered in Portfolio Director Product
/(3)/  Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product
/(6)/  Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



7. FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for the divisions, investment income ratios, expense ratios, excluding expenses of the underlying funds, and total return ratios for each of the five years in the period ended December 31, 2013, follows:

                   AT DECEMBER 31                                   FOR THE YEAR ENDED DECEMBER 31
         --------------------------------------------    ----------------------------------------------------
                   UNIT FAIR VALUE            NET         AVERAGE   INVESTMENT  EXPENSE RATIO     TOTAL RETURN
         UNITS        LOWEST TO              ASSETS      NET ASSETS   INCOME      LOWEST TO        LOWEST TO
         (000S)        HIGHEST               (000S)        (000S)   RATIO /(1)/ HIGHEST/ (2)/    HIGHEST/ (3)/
-------------------------------------------------------  --------------------------------------------------------

VALIC COMPANY I CAPITAL CONSERVATION FUND, DIVISION 1
-------------------------------------------------------
2013         312   $ 6.28                  $    2,270    $    2,352    0.00%    1.00%           -3.34%
2012         327     6.49                       2,435         2,514    2.14     0.40  to  1.00   5.00
2011         369     6.18                       2,594         2,602    3.18     0.40  to  1.00   5.77
2010         381     5.85                       2,538         2,485    3.21     0.40  to  1.00   6.77
2009         396     5.48                       2,436         2,443    4.74     0.40  to  1.00   9.91

VALIC COMPANY I MONEY MARKET I FUND, DIVISION 2
-------------------------------------------------------
2013         188   $ 2.90                  $      546    $      575    0.01%    1.00%           -0.99%
2012         207     2.93                         604           653    0.01     0.40  to  1.00  -0.99
2011         237     2.96                         702           724    0.01     0.40  to  1.00  -0.98
2010         250     2.99                         745           906    0.01     0.40  to  1.00  -0.97
2009         354     3.02                       1,067         1,206    0.34     0.40  to  1.00  -0.70

VALIC COMPANY I MID CAP INDEX FUND, DIVISION 4
-------------------------------------------------------
2013     193,124   $ 1.45   to    $ 1.56   $3,077,255    $2,840,137    0.00%    0.40% to  1.85% 30.67% to  32.58%
2012     206,475     1.11   to     14.69    2,515,665     2,472,132    1.01     0.40  to  1.85  15.36  to  17.05
2011     217,217     0.96   to     12.58    2,286,604     2,458,249    0.90     0.40  to  1.85  -3.80  to  -2.40
2010     229,477     1.03   to     12.91    2,496,518     2,143,995    1.11     0.40  to  1.25  24.43  to  25.75
2009     233,428     0.82   to     10.29    2,026,974     1,616,528    1.84     0.40  to  1.25  36.28  to  38.00

VALIC COMPANY I ASSET ALLOCATION FUND, DIVISION 5
-------------------------------------------------------
2013      24,528   $ 1.25   to    $ 8.10   $  173,219    $  163,669    0.00%    0.40% to  1.85% 13.84% to  15.27%
2012      24,967     1.10   to      7.03      154,635       149,257    2.16     0.40  to  1.85  11.24  to  12.64
2011      24,285     0.99   to      6.24      135,824       138,288    2.47     0.40  to  1.85  -0.92  to   0.52
2010      24,625     1.06   to      6.22      138,558       130,054    2.08     0.40  to  1.00  13.42  to  14.10
2009      26,016     0.93   to      5.46      128,975       112,275    3.15     0.40  to  1.00  22.38  to  23.00

VALIC COMPANY I MONEY MARKET I FUND, DIVISION 6
-------------------------------------------------------
2013     174,490   $ 0.95   to    $ 1.01   $  352,660    $  361,227    0.01%    0.40% to  1.85% -1.82% to  -0.39%
2012     180,858     0.96   to      2.30      369,794       382,382    0.01     0.40  to  1.85  -1.83  to  -0.39
2011     190,599     0.98   to      2.31      394,983       390,998    0.01     0.40  to  1.85  -1.82  to  -0.39
2010     185,907     1.02   to      2.33      387,635       407,687    0.01     0.40  to  1.25  -1.43  to  -0.38
2009     203,942     1.02   to      2.34      428,483       462,539    0.32     0.40  to  1.25  -1.15  to   0.00

VALIC COMPANY I CAPITAL CONSERVATION FUND, DIVISION 7
-------------------------------------------------------
2013      46,843   $ 1.05   to    $ 3.93   $  163,873    $  181,456    0.00%    0.40% to  1.85% -4.16% to  -2.96%
2012      53,999     1.09   to      4.05      199,039       177,674    2.50     0.40  to  1.85   4.12  to   5.43
2011      44,539     1.05   to      3.84      156,309       147,378    3.29     0.40  to  1.85   4.87  to   6.40
2010      41,939     1.15   to      3.61      138,921       127,614    3.44     0.40  to  1.00   6.77  to   7.41
2009      37,698     1.07   to      3.37      116,753       112,951    4.82     0.40  to  1.00   9.91  to  11.00

VALIC COMPANY I GOVERNMENT SECURITIES FUND, DIVISION 8
-------------------------------------------------------
2013      37,427   $ 1.03   to    $ 3.80   $  129,265    $  113,499    0.00%    0.40% to  1.85% -5.98% to  -4.80%
2012      31,983     1.10   to      3.99      115,432       115,283    2.46     0.40  to  1.85   1.80  to   3.08
2011      33,043     1.08   to      3.87      116,669       108,963    2.22     0.40  to  1.85   7.77  to   9.34
2010      34,699     1.12   to      3.55      112,820       119,919    2.87     0.40  to  1.00   2.93  to   3.55
2009      39,018     1.08   to      3.44      123,250       130,318    3.56     0.40  to  1.00  -4.74  to  -4.00

VALIC COMPANY I STOCK INDEX FUND, DIVISION 10A
-------------------------------------------------------
2013       3,397   $36.51                  $  125,803    $  116,812    0.00%    1.01%           30.60%
2012       3,800    27.95                     107,820       107,550    1.74     1.04            14.42
2011       4,320    24.43                     107,283       113,620    1.63     1.01             0.81
2010       4,863    24.23                     119,948       119,125    1.54     0.97            13.55
2009       5,436    21.34                     118,342       113,495    2.21     0.94            24.91

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                    AT DECEMBER 31                                      FOR THE YEAR ENDED DECEMBER 31
          ----------------------------------------------    -----------------------------------------------------------
                     UNIT FAIR VALUE            NET          AVERAGE   INVESTMENT  EXPENSE RATIO           TOTAL RETURN
          UNITS         LOWEST TO              ASSETS       NET ASSETS   INCOME    LOWEST TO                LOWEST TO
          (000S)         HIGHEST               (000S)         (000S)   RATIO /(1)/ HIGHEST /(2)/          HIGHEST /(3)/
----------------------------------------------------------  ---------------------------------------------------------------
VALIC COMPANY I STOCK INDEX FUND, DIVISION 10B
----------------------------------------------------------
2013          190    $64.55                  $   12,403     $   11,202    0.00%    0.35%                 32.93%
2012          204     48.56                      10,000          9,829    1.75     0.62                  14.87
2011          226     42.27                       9,663         10,179    1.64     0.64                   1.34
2010          255     41.71                      10,702         10,593    1.54     0.63                  14.23
2009          283     36.52                      10,476         10,297    2.15     0.63                  25.65

VALIC COMPANY I STOCK INDEX FUND. DIVISION 10C
----------------------------------------------------------
2013      538,389    $ 1.31    to    $8.61   $3,890,564     $3,526,085    0.00%    0.40%    to    1.85%  29.50% to   31.39%
2012      570,425      1.00    to     6.56    3,161,605      3,054,503    1.78     0.40     to    1.85   13.46  to   15.12
2011      606,629      0.87    to     5.71    2,947,401      3,028,368    1.68     0.40     to    1.85   -0.04  to    1.41
2010      646,779      0.85    to     5.64    3,118,465      2,982,658    1.59     0.40     to    1.45   13.03  to   14.23
2009      673,226      0.75    to     4.95    2,854,853      2,576,473    2.33     0.40     to    1.45   24.33  to   25.66

VALIC COMPANY I STOCK INDEX FUND, DIVISION 10D
----------------------------------------------------------
2013        1,158    $13.73                  $   15,982     $   14,843    0.00%    0.40%    to    1.00%  30.60%
2012        1,297     10.52                      13,704         13,180    1.79     0.40     to    1.00   14.42
2011        1,368      9.19                      12,650         13,619    1.60     0.40     to    1.00    0.81
2010        1,591      9.12                      14,586         14,365    1.55     0.40     to    1.00   13.55
2009        1,752      8.03                      14,143         13,440    2.22     0.40     to    1.00   24.91

VALIC COMPANY I INTERNATIONAL EQUITIES FUND, DIVISION 11
----------------------------------------------------------
2013      524,216    $ 1.14    to    $2.15   $1,030,145     $  972,240    0.00%    0.40%    to    1.85%  16.81% to   18.28%
2012      520,838      0.98    to     1.82      870,642        782,632    2.88     0.40     to    1.85   14.88  to   16.32
2011      590,610      0.63    to     1.56      851,929        922,718    2.92     0.40     to    1.85  -14.69  to  -13.45
2010      545,749      0.73    to     1.81      914,538        827,162    2.51     0.40     to    1.00    7.38  to    8.03
2009      546,905      0.68    to     1.68      853,578        686,672    2.96     0.40     to    1.00   28.31  to   29.08

VALIC COMPANY I GLOBAL SOCIAL AWARENESS FUND, DIVISION 12
----------------------------------------------------------
2013       76,200    $ 1.14    to    $1.34   $  402,746     $  312,066    0.00%    0.40%    to    1.85%  26.51% to   28.36%
2012       65,030      0.89    to     4.50      267,576        259,865    1.83     0.40     to    1.85   16.12  to   16.83
2011       72,176      0.76    to     3.86      255,983        275,896    1.99     0.40     to    1.85   -7.53  to   -6.55
2010       74,146      0.82    to     4.13      282,439        277,470    1.59     0.40     to    1.45   10.60  to   11.78
2009       82,271      0.73    to     3.71      281,524        251,597    2.74     0.40     to    1.45   29.66  to   31.04

VALIC COMPANY I INTERNATIONAL GOVERNMENT BOND FUND,
  DIVISION 13
----------------------------------------------------------
2013       58,726    $ 1.01    to    $1.26   $  176,097     $  178,862    0.00%    0.40%    to    1.85%  -7.34% to   -5.99%
2012       56,985      1.09    to     3.52      182,727        190,798    3.20     0.40     to    1.85    6.64  to    8.21
2011       66,998      1.03    to     3.26      201,827        180,773    3.92     0.40     to    1.85    2.57  to    4.06
2010       54,808      1.19    to     3.13      160,668        156,568    4.72     0.40     to    1.00    7.04  to    7.68
2009       56,220      1.10    to     2.92      153,805        139,893    4.23     0.40     to    1.00   10.47  to   11.14

VALIC COMPANY I SMALL CAP INDEX FUND, DIVISION 14
----------------------------------------------------------
2013      193,566    $ 1.46    to    $1.48   $1,087,389     $  966,342    0.00%    0.40%    to    1.85%  36.10% to   38.09%
2012      205,976      1.07    to     4.62      846,828        836,963    1.28     0.40     to    1.85   13.93  to   15.59
2011      225,799      0.93    to     4.00      811,189        869,879    0.97     0.40     to    1.85   -6.06  to   -4.69
2010      239,145      0.97    to     4.21      908,953        802,437    0.92     0.40     to    1.45   24.72  to   26.04
2009      253,624      0.77    to     3.34      771,594        625,406    1.87     0.40     to    1.45   26.36  to   27.71

VALIC COMPANY I CORE EQUITY FUND, DIVISION 15
----------------------------------------------------------
2013       87,739    $ 1.25    to    $1.45   $  268,685     $  242,956    0.00%    0.40%    to    1.85%  32.40% to   34.33%
2012       95,915      0.93    to     2.46      219,871        223,389    1.49     0.40     to    1.85   12.10  to   13.74
2011      105,328      0.82    to     2.17      213,715        229,899    1.08     0.40     to    1.85   -2.30  to   -0.88
2010      114,337      0.82    to     2.19      235,433        224,786    1.26     0.40     to    1.00   11.70  to   12.37
2009      126,171      0.73    to     1.95      232,389        196,305    2.17     0.40     to    1.00   22.12  to   22.85

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

7. FINANCIAL HIGHLIGHTS (CONTINUED)


                      AT DECEMBER 31                                 FOR THE YEAR ENDED DECEMBER 31
             ----------------------------------------    ------------------------------------------------------
                       UNIT FAIR VALUE        NET         AVERAGE   INVESTMENT  EXPENSE RATIO      TOTAL RETURN
             UNITS       LOWEST TO           ASSETS      NET ASSETS   INCOME      LOWEST TO         LOWEST TO
             (000S)       HIGHEST            (000S)        (000S)   RATIO /(1)/ HIGHEST /(2)/     HIGHEST /(3)/
-------------------------------------------------------  ----------------------------------------------------------

VALIC COMPANY I GROWTH & INCOME FUND, DIVISION 16
-------------------------------------------------------
2013          32,540   $1.36   to   $3.35  $  101,061    $   90,441    0.00%    0.40% to  1.85%  30.23% to   31.87%
2012          34,018    0.95   to    2.54      80,380        81,443    0.91     0.40  to  1.85   11.27  to   12.68
2011          36,023    0.78   to    2.25      76,135        81,238    0.77     0.40  to  1.85   -6.10  to   -4.73
2010          37,680    0.81   to    2.37      84,164        79,052    1.25     0.40  to  1.45   10.64  to   11.81
2009          40,126    0.73   to    2.12      80,518        68,356    2.57     0.40  to  1.45   20.05  to   21.33

VALIC COMPANY I SCIENCE & TECHNOLOGY FUND, DIVISION 17
-------------------------------------------------------
2013         220,087   $1.42   to   $1.48  $  884,907    $  763,799    0.00%    0.40% to  1.85%  39.88% to   41.92%
2012         241,647    0.66   to    3.17     690,337       724,888       -     0.40  to  1.85   10.08  to   11.69
2011         266,886    0.60   to    2.84     687,137       791,033       -     0.40  to  1.85   -7.71  to   -6.36
2010         293,662    0.65   to    3.04     812,819       726,982       -     0.40  to  1.45   20.32  to   21.60
2009         320,463    0.54   to    2.51     735,085       560,627    0.11     0.40  to  1.45   63.11  to   64.85

VALIC COMPANY I SMALL CAP FUND, DIVISION 18
-------------------------------------------------------
2013          86,577   $1.53   to   $1.58  $  387,730    $  353,796    0.00%    0.40% to  1.85%  37.85% to   39.86%
2012          96,923    1.11   to    3.48     312,090       312,348    0.07     0.40  to  1.85   13.72  to   15.15
2011         107,633    0.97   to    3.03     302,695       324,004    0.13     0.40  to  1.85   -2.58  to   -1.16
2010         114,707    0.99   to    3.07     328,013       289,296    0.18     0.40  to  1.00   28.27  to   29.04
2009         125,005    0.77   to    2.38     278,537       230,121    0.56     0.40  to  1.00   27.11  to   27.88

VALIC COMPANY I INTERNATIONAL GROWTH FUND, DIVISION 20
-------------------------------------------------------
2013         201,213   $1.24   to   $3.14  $  586,844    $  581,765    0.00%    0.40% to  1.85%  18.54% to   20.03%
2012         235,242    1.04   to    2.62     573,397       529,319    1.60     0.40  to  1.85   17.98  to   19.46
2011         234,810    0.74   to    2.19     482,873       555,034    1.62     0.40  to  1.85  -11.46  to  -10.17
2010         259,788    0.82   to    2.44     597,987       522,038    1.50     0.40  to  1.00   11.47  to   12.14
2009         262,693    0.73   to    2.18     541,547       427,517    2.28     0.40  to  1.00   34.01  to   34.82

VALIC COMPANY I DIVIDEND VALUE FUND, DIVISION 21
-------------------------------------------------------
2013         221,351   $1.27   to   $1.50  $  545,977    $  488,727    0.00%    0.40% to  1.85%  27.69% to   29.55%
2012         215,635    0.98   to    2.11     414,565       317,008    1.85     0.40  to  1.85   10.51  to   12.12
2011         137,547    0.87   to    1.89     237,769       194,482    1.68     0.40  to  1.85    6.20  to    7.74
2010          93,955    0.81   to    1.76     151,322       132,577    1.38     0.40  to  1.00   12.91  to   13.59
2009          85,766    0.71   to    1.55     122,205        99,548    2.83     0.40  to  1.00   17.81  to   18.52

VANGUARD LONG-TERM INVESTMENT GRADE FUND, DIVISION 22
2013          81,579   $1.17   to   $1.50  $  228,921    $  273,046    4.74%    0.40% to  1.85%  -7.59% to   -6.24%
2012         107,229    1.26   to    3.40     324,948       285,625    4.67     0.40  to  1.85    9.61  to   11.21
2011          91,923    1.15   to    3.07     252,660       205,693    5.37     0.40  to  1.85   15.04  to   16.71
2010          80,641    1.23   to    2.63     191,367       183,929    5.63     0.40  to  1.00    9.61  to   10.27
2009          78,886    1.11   to    2.39     170,703       156,319    6.25     0.40  to  1.00    7.67  to    8.32

VANGUARD LONG-TERM TREASURY FUND, DIVISION 23
-------------------------------------------------------
2013          86,023   $1.10   to   $1.39  $  231,479    $  279,364    3.11%    0.40% to  1.85% -14.62% to  -13.37%
2012         104,316    1.29   to    3.46     328,115       337,334    2.76     0.40  to  1.85    1.56  to    3.05
2011         110,878    1.27   to    3.37     340,278       290,919    3.27     0.40  to  1.85   26.91  to   28.75
2010         120,333    1.21   to    2.62     288,502       310,318    4.03     0.40  to  1.00    7.84  to    8.48
2009         142,416    1.11   to    2.42     317,183       355,802    4.13     0.40  to  1.00  -12.93  to  -12.41

VANGUARD WINDSOR II FUND, DIVISION 24
-------------------------------------------------------
2013         518,076   $1.24   to   $1.47  $1,736,698    $1,598,497    2.12%    0.65% to  2.10%  27.98% to   29.84%
2012         550,354    0.96   to    2.95   1,431,448     1,446,920    2.33     0.65  to  2.10   14.28  to   15.96
2011         609,057    0.83   to    2.55   1,377,632     1,434,797    2.23     0.65  to  2.10    0.57  to    2.04
2010         655,224    0.81   to    2.50   1,462,420     1,427,243    1.98     0.65  to  1.25    9.24  to    9.90
2009         715,186    0.74   to    2.28   1,462,917     1,181,133    2.77     0.65  to  1.25   25.47  to   26.23

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



7. FINANCIAL HIGHLIGHTS (CONTINUED)

                    AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
           -------------------------------------------  ----------------------------------------------------------
                     UNIT FAIR VALUE        NET          AVERAGE   INVESTMENT  EXPENSE RATIO      TOTAL RETURN
           UNITS       LOWEST TO           ASSETS       NET ASSETS   INCOME      LOWEST TO         LOWEST TO
           (000S)       HIGHEST            (000S)         (000S)   RATIO /(1)/ HIGHEST/ (2)/     HIGHEST/ (3)/
------------------------------------------------------  ----------------------------------------------------------

VANGUARD WELLINGTON FUND, DIVISION 25
------------------------------------------------------
2013       492,356   $1.31   to   $1.39  $1,746,521     $1,653,588    2.54%    0.65% to  2.10%  17.18% to   18.89%
2012       511,573    1.12   to    3.46   1,537,119      1,522,306    2.86     0.65  to  2.10   10.23  to   11.84
2011       548,042    1.02   to    3.10   1,483,510      1,530,644    2.97     0.65  to  2.10    1.70  to    3.18
2010       590,076    1.01   to    3.01   1,558,590      1,436,066    2.90     0.65  to  1.25    9.56  to   10.22
2009       581,855    0.92   to    2.74   1,395,733      1,189,390    3.62     0.65  to  1.25   20.68  to   21.41

VALIC COMPANY II INTERNATIONAL SMALL CAP EQUITY FUND,
  DIVISION 33
------------------------------------------------------
2013       260,892   $1.13   to   $2.32  $  571,456     $  540,219    0.00%    0.15% to  1.60%  19.22% to   20.72%
2012       275,156    0.95   to    1.92     501,215        505,481    2.04     0.15  to  1.60   20.10  to   21.61
2011       345,788    0.63   to    1.58     519,835        605,065    1.64     0.15  to  1.60  -20.90  to  -19.74
2010       338,206    0.79   to    1.97     637,415        587,896    1.03     0.15  to  0.75   19.14  to   19.86
2009       376,297    0.66   to    1.65     595,446        495,566    1.70     0.15  to  0.75   24.64  to   25.39

VALIC COMPANY II SMALL CAP GROWTH FUND, DIVISION 35
------------------------------------------------------
2013        38,766   $1.52   to   $2.84  $  103,555     $   86,217    0.00%    0.15% to  1.60%  45.35% to   47.18%
2012        40,783    0.97   to    1.93      74,470         74,429       -     0.15  to  1.60   10.58  to   11.98
2011        43,106    0.87   to    1.72      70,618         73,384       -     0.15  to  1.60   -5.68  to   -4.31
2010        40,165    0.93   to    1.80      69,252         49,816       -     0.15  to  1.20   31.75  to   33.49
2009        34,299    0.70   to    1.35      44,559         33,811       -     0.15  to  1.20   35.77  to   37.56

VALIC COMPANY II SMALL CAP VALUE FUND, DIVISION 36
------------------------------------------------------
2013       148,027   $1.38   to   $1.44  $  508,084     $  472,782    0.00%    0.15% to  1.60%  34.05% to   36.01%
2012       165,403    1.03   to    2.71     420,658        401,638    0.53     0.15  to  1.60   13.23  to   14.89
2011       172,412    0.91   to    2.37     383,764        427,513    0.87     0.15  to  1.60   -9.23  to   -7.90
2010       184,161    1.00   to    2.58     448,256        379,693    1.17     0.15  to  0.75   24.88  to   25.63
2009       187,896    0.80   to    2.05     366,264        276,720    1.27     0.15  to  0.75   23.27  to   24.02

VALIC COMPANY II MID CAP GROWTH FUND, DIVISION 37
------------------------------------------------------
2013        74,465   $1.32   to   $1.96  $  137,360     $  121,122    0.00%    0.15% to  1.60%  28.95% to   30.57%
2012        83,075    1.02   to    1.50     117,917        132,464    0.10     0.15  to  1.60    9.54  to   10.92
2011       109,257    0.84   to    1.35     140,381        162,982       -     0.15  to  1.60   -6.60  to   -5.24
2010       118,027    0.89   to    1.43     160,999        179,414       -     0.15  to  0.75   21.28  to   22.01
2009       162,373    0.73   to    1.17     182,531        141,799       -     0.15  to  0.75   42.60  to   43.45

VALIC COMPANY II MID CAP VALUE FUND, DIVISION 38
------------------------------------------------------
2013       176,026   $1.41   to   $1.42  $  859,834     $  786,125    0.00%    0.15% to  1.60%  32.26% to   34.19%
2012       190,393    1.05   to    3.96     700,450        644,871    0.44     0.15  to  1.60   19.84  to   21.59
2011       190,365    0.86   to    3.27     580,005        567,306    0.51     0.15  to  1.60  -10.23  to   -8.92
2010       165,538    0.95   to    3.59     555,061        485,670    0.70     0.15  to  0.75   21.29  to   22.02
2009       180,191    0.78   to    2.95     499,338        397,647    1.30     0.15  to  0.75   35.75  to   36.57

VALIC COMPANY II CAPITAL APPRECIATION FUND, DIVISION 39
-------------------------------------------------------
2013        27,282   $1.50   to   $1.61  $   41,604     $   37,117    0.00%    0.15% to  1.60%  33.92% to   35.60%
2012        30,004    0.81   to    1.19      33,868         32,425    0.47     0.15  to  1.60   16.07  to   17.53
2011        29,258    0.70   to    1.20      28,216         30,075    0.47     0.15  to  1.60   -3.44  to   -2.03
2010        31,069    0.72   to    1.24      30,770         28,686    0.40     0.15  to  1.20   12.70  to   14.18
2009        33,269    0.64   to    1.09      29,011         23,949    1.27     0.15  to  1.20   30.38  to   32.10

VALIC COMPANY II LARGE CAP VALUE FUND, DIVISION 40
------------------------------------------------------
2013        75,961   $1.44   to   $2.68  $  191,301     $  173,094    0.00%    0.15% to  1.60%  33.22% to   34.89%
2012        80,659    1.08   to    1.99     151,544        150,793    1.33     0.15  to  1.60   15.07  to   16.52
2011        95,597    0.73   to    1.71     155,197        161,604    1.01     0.15  to  1.60   -5.89  to   -4.52
2010        96,600    0.76   to    1.79     165,350        158,831    1.29     0.15  to  0.75   15.07  to   15.76
2009       106,396    0.66   to    1.55     158,240        136,168    2.07     0.15  to  0.75    9.36  to   10.02

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)


                        AT DECEMBER 31                                      FOR THE YEAR ENDED DECEMBER 31
                ---------------------------------------------    -----------------------------------------------------
                           UNIT FAIR VALUE            NET         AVERAGE   INVESTMENT  EXPENSE RATIO     TOTAL RETURN
                UNITS        LOWEST TO               ASSETS      NET ASSETS   INCOME      LOWEST TO        LOWEST TO
                (000S)        HIGHEST                (000S)        (000S)   RATIO /(1)/ HIGHEST /(2)/    HIGHEST /(3)/
---------------------------------------------------------------  --------------------------------------------------------

VALIC COMPANY II SOCIALLY RESPONSIBLE FUND, DIVISION 41
---------------------------------------------------------------
2013            295,532    $1.51    to     $2.30    $640,726      $592,800    0.00%     0.15% to  1.60% 33.28% to  34.96%
2012            332,810     1.13    to      1.70     536,742       597,000     1.46      0.15 to   1.60  13.40 to   14.83
2011            465,306     0.89    to      1.48     656,164       724,622     1.24      0.15 to   1.60  -0.30 to    1.15
2010            543,535     0.88    to      1.47     762,238       726,809     1.13      0.15 to   0.75  13.77 to   14.46
2009            588,653     0.77    to      1.29     724,759       589,344     1.89      0.15 to   0.75  29.72 to   30.50

VALIC COMPANY II MONEY MARKET II FUND, DIVISION 44
---------------------------------------------------------------
2013            146,653    $0.95    to     $1.31    $181,686      $178,172    0.01%     0.15% to  1.60% -1.58% to  -0.34%
2012            137,930     0.97    to      1.32     172,581       184,420     0.01      0.15 to   1.60  -1.58 to   -0.34
2011            152,454     0.98    to      1.32     192,060       191,918     0.01      0.15 to   1.60  -1.57 to   -0.14
2010            145,958     1.03    to      1.33     185,792       211,555     0.01      0.15 to   0.75  -0.74 to   -0.14
2009            177,060     1.03    to      1.33     227,029       255,923     0.41      0.15 to   0.75  -0.40 to    0.20

VALIC COMPANY I NASDAQ-100(R) INDEX FUND, DIVISION 46
---------------------------------------------------------------
2013            205,690    $1.03    to     $1.57    $202,625      $173,233    0.00%     0.40% to  1.85% 33.74% to  35.42%
2012            212,283     0.73    to      1.17     154,991       145,921     0.50      0.40 to   1.85  15.78 to   17.23
2011            184,202     0.62    to      1.01     115,067       116,952     0.37      0.40 to   1.85   1.08 to    2.55
2010            187,997     0.61    to      0.99     115,120       103,478     0.26      0.40 to   1.00  18.53 to   19.25
2009            195,757     0.51    to      0.83     101,088        72,999     0.31      0.40 to   1.00  53.89 to   54.81

VALIC COMPANY II AGGRESSIVE GROWTH LIFESTYLE FUND, DIVISION 48
---------------------------------------------------------------
2013            170,127    $1.34    to     $2.84    $456,690      $395,897    0.00%     0.15% to  1.60% 20.03% to  21.54%
2012            151,965     1.11    to      2.34     336,975       289,368     1.53      0.15 to   1.60  13.38 to   14.80
2011            110,693     0.95    to      2.04     214,836       180,875     2.04      0.15 to   1.60  -1.75 to   -0.32
2010             78,398     0.95    to      2.05     153,507       124,682     2.55      0.15 to   1.20  14.24 to   15.74
2009             63,007     0.82    to      1.77     107,254        81,839     1.98      0.15 to   1.20  27.30 to   28.98

VALIC COMPANY II MODERATE GROWTH LIFESTYLE FUND, DIVISION 49
---------------------------------------------------------------
2013            250,904    $1.28    to     $2.91    $687,344      $593,148    0.00%     0.15% to  1.60% 14.75% to  16.20%
2012            210,641     1.11    to      2.50     498,521       415,887     1.83      0.15 to   1.60  11.89 to   13.30
2011            149,322     1.00    to      2.21     313,625       274,844     2.25      0.15 to   1.60  -0.35 to    1.10
2010            113,112     1.03    to      2.19     236,445       193,044     3.00      0.15 to   1.20  13.21 to   14.70
2009             89,780     0.90    to      1.91     164,570       127,577     2.66      0.15 to   1.20  24.28 to   25.91

VALIC COMPANY II CONSERVATIVE GROWTH LIFESTYLE FUND, DIVISION 50
----------------------------------------------------------------
2013            110,543    $1.21    to     $2.72    $283,012      $257,410    0.00%     0.15% to  1.60%  7.61% to   8.96%
2012             92,004     1.12    to      2.50     216,627       179,805     2.30      0.15 to   1.60  10.11 to   11.49
2011             63,788     1.02    to      2.24     135,919       116,178     2.76      0.15 to   1.60   1.79 to    3.27
2010             48,658     1.09    to      2.17     101,184        80,708     3.33      0.15 to   1.20  11.83 to   13.30
2009             35,263     0.96    to      1.92      65,146        52,683     3.67      0.15 to   1.20  19.14 to   20.71

VANGUARD LIFESTRATEGY GROWTH FUND, DIVISION 52
---------------------------------------------------------------
2013             99,330    $1.27    to     $2.16    $202,733      $184,602    2.08%     0.65% to  2.10% 18.68% to  20.17%
2012             97,744     1.07    to      1.80     166,668       158,810     2.39      0.65 to   2.10  11.99 to   13.40
2011             97,374     0.86    to      1.59     146,998       147,901     2.06      0.65 to   2.10  -4.31 to   -2.91
2010             93,569     0.88    to      1.64     146,353       130,158     2.08      0.65 to   1.25  13.63 to   14.32
2009             90,265     0.77    to      1.43     124,240       101,794     2.50      0.65 to   1.25  23.44 to   24.18

VANGUARD LIFESTRATEGY MODERATE GROWTH FUND, DIVISION 53
---------------------------------------------------------------
2013            106,715    $1.21    to     $2.12    $213,624      $199,951    2.02%     0.65% to  2.10% 12.66% to  14.07%
2012            106,449     1.07    to      1.86     187,532       180,095     2.36      0.65 to   2.10   9.44 to   10.81
2011            103,448     0.95    to      1.68     165,256       163,396     2.25      0.65 to   2.10  -1.82 to   -0.39
2010             98,281     0.95    to      1.69     158,557       144,747     2.34      0.65 to   1.25  11.91 to   12.58
2009             95,648     0.85    to      1.50     137,961       115,704     2.80      0.65 to   1.25  18.84 to   19.55

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                  AT DECEMBER 31                               FOR THE YEAR ENDED DECEMBER 31
          ----------------------------------------  --------------------------------------------------------
                     UNIT FAIR VALUE      NET        AVERAGE   INVESTMENT  EXPENSE RATIO     TOTAL RETURN
           UNITS       LOWEST TO         ASSETS     NET ASSETS   INCOME      LOWEST TO        LOWEST TO
          (000S)        HIGHEST          (000S)       (000S)   RATIO /(1)/ HIGHEST /(2)/    HIGHEST /(3)/
--------------------------------------------------  --------------------------------------------------------
VANGUARD LIFESTRATEGY CONSERVATIVE GROWTH FUND,
  DIVISION 54
--------------------------------------------------
2013       42,663    $1.14  to   $1.98  $ 79,830     $ 78,658    2.00%     0.65% to  2.10%  6.81% to   8.15%
2012       42,752     1.07  to    1.83    74,254       68,878     2.35      0.65 to   2.10   6.92 to    8.26
2011       39,731     1.00  to    1.69    64,120       63,994     2.34      0.65 to   2.10  -0.35 to    1.10
2010       39,029     1.01  to    1.68    62,668       57,067     2.59      0.65 to   1.25   9.76 to   10.42
2009       36,792     0.92  to    1.52    53,838       46,000     3.11      0.65 to   1.25  15.60 to   16.30

VALIC COMPANY II CORE BOND FUND, DIVISION 58
--------------------------------------------------
2013      358,358    $1.07  to   $1.35  $673,167     $548,839    0.00%     0.15% to  1.60% -3.37% to  -1.96%
2012      239,177     1.10  to    2.05   459,847      421,689     3.00      0.15 to   1.60   5.68 to    7.22
2011      209,904     1.05  to    1.92   378,574      305,035     3.26      0.15 to   1.60   4.53 to    6.05
2010      144,575     1.21  to    1.81   246,246      176,396     3.64      0.15 to   1.20   8.00 to    9.42
2009       87,930     1.11  to    1.66   136,448      112,683     6.14      0.15 to   1.20  14.31 to   15.82

VALIC COMPANY II STRATEGIC BOND FUND, DIVISION 59
--------------------------------------------------
2013      227,491    $1.12  to   $2.76  $589,850     $610,467    0.00%     0.15% to  1.60% -1.33% to  -0.09%
2012      231,898     1.14  to    2.76   603,911      538,346     4.18      0.15 to   1.60  10.62 to   12.01
2011      202,475     1.03  to    2.46   474,360      439,308     5.67      0.15 to   1.60   2.67 to    4.17
2010      181,559     1.19  to    2.37   411,674      378,971     5.62      0.15 to   1.20   9.39 to   10.83
2009      167,361     1.07  to    2.14   344,468      283,393     5.80      0.15 to   1.20  24.17 to   25.81

VALIC COMPANY II HIGH YIELD BOND FUND, DIVISION 60
--------------------------------------------------
2013      129,320    $1.19  to   $2.59  $313,222     $305,299    0.00%     0.15% to  1.60%  3.51% to   4.81%
2012      129,786     1.15  to    2.48   300,387      248,391     6.16      0.15 to   1.60  11.94 to   13.35
2011      105,061     1.03  to    2.18   216,844      217,690     7.19      0.15 to   1.60   2.75 to    4.25
2010      103,235     1.10  to    2.10   207,116      203,757     7.66      0.15 to   0.75  12.67 to   13.35
2009      108,230     0.97  to    1.86   192,756      154,152    10.37      0.15 to   0.75  42.43 to   43.29

ARIEL FUND, DIVISION 68
--------------------------------------------------
2013      164,454    $1.46  to   $1.49  $476,196     $412,285    0.64%     0.40% to  1.85% 42.03% to  44.10%
2012      172,615     1.03  to    2.18   349,450      343,162     0.96      0.40 to   1.85  18.11 to   19.84
2011      192,640     0.86  to    1.82   328,302      376,186     0.19      0.40 to   1.85 -12.96 to  -11.70
2010      204,028     0.98  to    2.07   396,452      346,936     0.01      0.40 to   1.00  24.72 to   25.47
2009      209,571     0.78  to    1.65   326,053      228,895     0.02      0.40 to   1.00  61.79 to   62.76

ARIEL APPRECIATION FUND, DIVISION 69
--------------------------------------------------
2013      151,676    $1.53  to   $1.70  $453,673     $377,131    0.91%     0.40% to  1.85% 43.53% to  45.63%
2012      139,223     1.07  to    2.20   287,615      277,062     0.83      0.40 to   1.85  17.16 to   18.87
2011      146,226     0.91  to    1.85   255,760      281,612     0.37      0.40 to   1.85  -9.04 to   -7.72
2010      149,428     1.06  to    2.01   284,897      256,984     0.03      0.40 to   1.00  18.43 to   19.14
2009      155,818     0.89  to    1.69   250,852      180,169     0.17      0.40 to   1.00  61.33 to   62.31

LOU HOLLAND GROWTH FUND, DIVISION 70
--------------------------------------------------
2013       45,990    $1.45  to   $1.64  $ 72,347     $ 67,482    0.00%     0.40% to  1.85% 29.79% to  31.42%
2012       51,966     1.12  to    1.25    62,551       61,307     0.06      0.40 to   1.85  10.12 to   11.51
2011       50,904     1.01  to    1.12    55,164       52,493        -      0.40 to   1.85   1.49 to    2.97
2010       47,876     0.98  to    1.09    50,714       45,631        -      0.40 to   1.00  12.84 to   13.52
2009       48,213     0.87  to    0.96    45,224       33,476        -      0.40 to   1.00  37.69 to   38.51

VALIC COMPANY I BLUE CHIP GROWTH FUND, DIVISION 72
--------------------------------------------------
2013      335,064    $1.60  to   $1.66  $530,958     $462,298    0.00%     0.40% to  1.85% 38.60% to  40.34%
2012      359,500     1.13  to    1.18   407,535      396,858     0.05      0.40 to   1.85  15.96 to   17.42
2011      363,493     0.90  to    1.01   352,236      375,736     0.02      0.40 to   1.85  -0.40 to    1.06
2010      390,794     0.89  to    1.00   377,066      408,096     0.04      0.40 to   1.00  15.06 to   15.75
2009      524,641     0.77  to    0.87   440,473      342,959     0.26      0.40 to   1.00  41.70 to   42.55

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)


                    AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
            ----------------------------------------    ------------------------------------------------------
                      UNIT FAIR VALUE         NET        AVERAGE   INVESTMENT  EXPENSE RATIO     TOTAL RETURN
            UNITS       LOWEST TO            ASSETS     NET ASSETS   INCOME      LOWEST TO         LOWEST TO
            (000S)       HIGHEST             (000S)       (000S)   RATIO /(1)/ HIGHEST /(2)/     HIGHEST /(3)/
------------------------------------------------------  ---------------------------------------------------------

VALIC COMPANY I HEALTH SCIENCES FUND, DIVISION 73
------------------------------------------------------
2013        169,471   $2.08   to    $3.30   $533,127     $427,699     0.00%    0.40% to  1.85% 48.27%  to  50.13%
2012        149,863    1.40   to     2.20    315,416      279,749        -      0.40 to   1.85  29.31  to   30.94
2011        132,174    1.08   to     1.68    213,411      206,037     0.37      0.40 to   1.85   8.46  to   10.04
2010        126,203    1.05   to     1.53    186,279      175,419        -      0.40 to   1.00  14.60  to   15.29
2009        134,702    0.91   to     1.33    173,403      143,741        -      0.40 to   1.00  30.20  to   30.99

VALIC COMPANY I VALUE FUND, DIVISION 74
------------------------------------------------------
2013         58,431   $1.42   to    $1.92   $107,189     $101,377     0.00%    0.40% to  1.85% 28.73%  to  30.35%
2012         64,658    1.10   to     1.47     91,345      104,321     2.12      0.40 to   1.85  14.80  to   16.24
2011         94,147    0.80   to     1.26    114,983      121,861     1.31      0.40 to   1.85  -4.06  to   -2.66
2010         98,833    0.82   to     1.30    124,704      137,330     0.64      0.40 to   1.00  13.75  to   14.43
2009        140,943    0.72   to     1.14    156,504      137,329     2.23      0.40 to   1.00  32.09  to   32.88

VALIC COMPANY I BROAD CAP VALUE INCOME FUND,
  DIVISION 75
------------------------------------------------------
2013         25,690   $1.50   to    $1.68   $ 41,756     $ 37,460     0.00%    0.40% to  1.85%  33.97% to  35.65%
2012         26,193    1.12   to     1.24     31,467       29,715     0.70      0.40 to   1.85  11.89  to   13.30
2011         24,927    0.90   to     1.09     26,600       26,288     1.76      0.40 to   1.85  -0.19  to    1.26
2010         20,311    0.89   to     1.08     24,199       21,304     1.83      0.40 to   1.00  13.30  to   13.98
2009         19,603    0.78   to     0.95     20,667       16,746     2.34      0.40 to   1.00  24.07  to   24.82

VALIC COMPANY I LARGE CAP CORE FUND, DIVISION 76
------------------------------------------------------
2013         88,578   $1.51   to    $1.99   $170,580     $156,199     0.00%    0.40% to  1.85% 33.55%  to  35.23%
2012         95,261    1.13   to     1.47    136,137      132,383     1.02      0.40 to   1.85  16.49  to   17.95
2011        101,911    0.97   to     1.25    124,377      130,246     0.91      0.40 to   1.85  -2.85  to   -1.44
2010        101,954    1.02   to     1.27    127,140      127,049     1.06      0.40 to   1.00  15.58  to   16.28
2009        101,838    0.88   to     1.09    109,687       93,286     1.47      0.40 to   1.00  36.93  to   37.75

VALIC COMPANY I INFLATION PROTECTED FUND, DIVISION 77
------------------------------------------------------
2013        321,428   $1.05   to    $1.32   $410,166     $413,346     0.00%    0.40% to  1.85% -8.68%  to  -7.53%
2012        298,846    1.15   to     1.43    413,284      379,284     2.77      0.40 to   1.85   6.05  to    7.38
2011        255,365    1.08   to     1.33    330,664      287,954     1.72      0.40 to   1.85   8.10  to    9.67
2010        208,880    1.15   to     1.22    248,185      234,203     2.40      0.40 to   1.00   8.05  to    8.70
2009        172,929    1.06   to     1.12    195,635      154,654     1.04      0.40 to   1.00   8.49  to    9.15

VALIC COMPANY I VALIC GROWTH FUND, DIVISION 78
------------------------------------------------------
2013        605,498   $1.40   to    $1.42   $933,492     $833,255     0.00%    0.40% to  1.85% 28.70%  to  30.58%
2012        665,111    1.07   to     1.22    789,736      790,190     0.72      0.40 to   1.85  12.80  to   14.46
2011        674,070    0.94   to     1.07    703,255      744,771     0.70      0.40 to   1.85  -2.44  to   -1.02
2010        705,473    0.95   to     1.08    747,679      685,482     0.67      0.40 to   1.45  16.53  to   17.77
2009        764,385    0.80   to     0.92    691,637      568,285     0.95      0.40 to   1.45  34.55  to   35.98

VALIC COMPANY I LARGE CAPITAL GROWTH FUND,
  DIVISION 79
------------------------------------------------------
2013        262,881   $1.22   to    $1.31   $406,386     $371,265     0.00%    0.40% to  1.85% 29.16%  to  31.04%
2012        289,231    0.93   to     1.22    343,216      356,451     0.21      0.40 to   1.85  10.37  to   11.98
2011        316,720    0.83   to     1.10    337,606      374,650     0.28      0.40 to   1.85  -7.84  to   -6.49
2010        341,447    0.89   to     1.17    391,506      362,773     0.42      0.40 to   1.45  13.82  to   15.03
2009        371,886    0.77   to     1.02    372,794      310,848     0.86      0.40 to   1.45  29.26  to   30.64

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                   AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
        ----------------------------------------------  --------------------------------------------------------
                     UNIT FAIR VALUE         NET         AVERAGE   INVESTMENT  EXPENSE RATIO     TOTAL RETURN
          UNITS        LOWEST TO            ASSETS      NET ASSETS   INCOME      LOWEST TO        LOWEST TO
          (000S)        HIGHEST             (000S)        (000S)   RATIO /(1)/ HIGHEST /(2)/    HIGHEST /(3)/
------------------------------------------------------  --------------------------------------------------------

SUNAMERICA 2015 HIGH WATERMARK FUND, DIVISION 81/(6)/
------------------------------------------------------
2011    $17,056.00   $1.02   to    $1.23  $20,464.00    $22,019.00   2.23%     0.65% to  1.25%  4.63% to   5.26%
2010        21,371    0.97   to     1.17      24,363        26,186    2.10      0.65 to   1.25   5.27 to    5.90
2009        25,578    0.91   to     1.11      27,849        27,673    1.91      0.65 to   1.25  -1.64 to   -1.05

SUNAMERICA 2020 HIGH WATERMARK FUND, DIVISION 82
------------------------------------------------------
2013        10,588   $1.09   to    $1.13  $   11,583    $   13,522   2.50%     0.65% to  1.25% -7.00% to  -6.63%
2012        13,367    1.17   to     1.21      15,716        17,642    2.31      0.65 to   1.25   2.96 to    3.37
2011        16,423    0.95   to     1.17      18,751        15,862    2.73      0.65 to   1.25  15.90 to   16.59
2010        15,226    0.81   to     1.01      14,991        13,842    2.69      0.65 to   1.25   7.50 to    8.14
2009        13,153    0.75   to     0.93      12,042        11,690    2.24      0.65 to   1.25  -7.32 to   -6.76

VALIC COMPANY I MID CAP STRATEGIC GROWTH FUND,
  DIVISION 83
------------------------------------------------------
2013       152,807   $1.27   to    $1.34  $  298,156    $  262,308   0.00%     0.40% to  1.85% 36.08% to  38.06%
2012       164,490    0.92   to     1.47     233,684       248,952       -      0.40 to   1.85   7.22 to    8.79
2011       187,090    0.85   to     1.35     245,809       284,353    0.47      0.40 to   1.85  -8.46 to   -7.12
2010       208,331    0.91   to     1.46     296,518       259,638    0.06      0.40 to   1.45  24.35 to   25.67
2009       221,863    0.73   to     1.16     252,605       199,361    0.64      0.40 to   1.45  44.94 to   46.49

VALIC COMPANY I SMALL CAP SPECIAL VALUES FUND,
  DIVISION 84
------------------------------------------------------
2013       152,559   $1.43   to    $1.57  $  232,376    $  209,065   0.00%     0.40% to  1.85% 36.42% to  38.14%
2012       170,518    1.05   to     1.13     188,728       184,666    0.60      0.40 to   1.85   4.84 to   13.82
2011       186,944    0.88   to     1.00     182,403       193,401    0.77      0.40 to   1.85  -5.93 to   -5.36
2010       197,528    0.93   to     1.05     204,726       187,800    0.65      0.40 to   1.00  20.39 to   21.11
2009       213,947    0.77   to     0.87     184,086       149,260    1.98      0.40 to   1.00  30.19 to   30.97

VALIC COMPANY I SMALL MID GROWTH FUND, DIVISION 85
------------------------------------------------------
2013        86,006   $1.36   to    $1.52  $  127,108    $  113,532   0.00%     0.40% to  1.85% 32.29% to  33.95%
2012        91,849    1.03   to     1.14     101,706       104,088       -      0.40 to   1.85   2.86 to   10.94
2011        98,545    0.91   to     1.02      98,730       109,073       -      0.40 to   1.85  -5.31 to   -4.75
2010       106,947    0.96   to     1.08     113,096        98,531       -      0.40 to   1.00  24.97 to   25.73
2009       112,722    0.76   to     0.86      95,333        76,536    0.25      0.40 to   1.00  39.45 to   40.29

VALIC COMPANY I SMALL CAP AGGRESSIVE GROWTH FUND,
  DIVISION 86
------------------------------------------------------
2013        56,587   $1.46   to    $2.02  $  110,639    $   89,487   0.00%     0.40% to  1.85% 46.99% to  48.83%
2012        55,949    1.00   to     1.35      73,916        75,295       -      0.40 to   1.85  12.96 to   14.38
2011        60,834    0.88   to     1.18      70,524        81,094       -      0.40 to   1.85 -11.85 to  -10.57
2010        68,838    1.06   to     1.33      89,729        84,552       -      0.40 to   1.00  26.54 to   27.30
2009        67,301    0.83   to     1.04      69,293        48,669   1.00%      0.40 to   1.00  51.58 to   52.49

VALIC COMPANY I EMERGING ECONOMIES FUND, DIVISION 87
------------------------------------------------------
2013       614,097   $0.70   to    $0.95  $  588,736    $  567,424   0.00%     0.40% to  1.85% -4.55% to  -3.15%
2012       589,559    0.72   to     1.03     586,649       474,324    0.73      0.40 to   1.85  16.71 to   18.42
2011       263,671    0.61   to     0.87     219,563       241,218    0.97      0.40 to   1.85 -14.61 to  -13.36
2010       263,737    0.70   to     1.01     254,860       238,413    1.76      0.40 to   1.45   9.61 to   10.77
2009       282,505    0.64   to     0.91     248,410       205,613    0.38      0.40 to   1.45  27.72 to   29.08

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)


                AT DECEMBER 31                                   FOR THE YEAR ENDED DECEMBER 31
        ------------------------------------------  ----------------------------------------------------------
                   UNIT FAIR VALUE        NET        AVERAGE   INVESTMENT  EXPENSE RATIO      TOTAL RETURN
         UNITS       LOWEST TO           ASSETS     NET ASSETS   INCOME      LOWEST TO          LOWEST TO
        (000S)        HIGHEST            (000S)       (000S)   RATIO /(1)/ HIGHEST /(2)/      HIGHEST /(3)/
--------------------------------------------------  ----------------------------------------------------------
VALIC COMPANY I GLOBAL STRATEGY FUND, DIVISION 88
--------------------------------------------------
2013    281,255    $1.31   to    $1.96  $536,276     $477,487    0.00%     0.40% to  1.85%  16.62% to   18.08%
2012    273,255     1.13   to     1.66   442,647      463,613     5.69      0.40 to   1.85   17.35 to    18.83
2011    335,756     0.96   to     1.40   459,716      502,485     4.41      0.40 to   1.85   -4.01 to    -2.61
2010    361,200     1.04   to     1.44   510,781      425,350     3.54      0.40 to   1.00   10.57 to    11.23
2009    320,247     0.94   to     1.30   409,351      349,195    10.60      0.40 to   1.00   22.79 to    23.53

VALIC COMPANY I FOREIGN VALUE FUND, DIVISION 89
--------------------------------------------------
2013    667,927    $1.07   to    $1.23  $971,586     $908,360    0.00%     0.40% to  1.85%  23.89% to   25.69%
2012    744,687     0.85   to     1.19   867,033      832,638     3.20      0.40 to   1.85   16.59 to    18.30
2011    839,594     0.72   to     1.01   831,211      949,942     2.58      0.40 to   1.85  -14.61 to   -13.36
2010    848,633     0.83   to     1.17   975,265      848,704     1.82      0.40 to   1.00    6.51 to     7.15
2009    751,757     0.77   to     1.09   810,513      642,165     2.97      0.40 to   1.00   45.89 to    46.77

VALIC COMPANY I GLOBAL REAL ESTATE FUND,
  DIVISION 101 /(4)/
--------------------------------------------------
2013    255,138    $1.19   to    $1.23  $306,864     $326,993    0.00%     0.40% to  1.85%   2.63% to    3.92%
2012    281,040     1.16   to     1.18   326,429      283,429     1.74      0.40 to   1.85   28.60 to    30.22
2011    272,862     0.89   to     0.92   244,297      256,372     2.22      0.40 to   1.85   -9.69 to    -8.37
2010    254,996     0.98   to     1.00   250,623      265,805     5.68      0.40 to   1.00   17.05 to    17.75
2009    312,027     0.84   to     0.85   270,476      208,280    13.12      0.40 to   1.00   30.58 to    31.36

INVESCO BALANCED-RISK COMMODITY STRATEGY FUND,
  DIVISION 102 /(4)/
--------------------------------------------------
2013    286,965    $0.83   to    $0.85  $242,808     $224,827    0.08%     0.40% to  1.85% -15.49% to  -14.42%
2012    215,787     0.98   to     1.00   214,139      176,572     2.46      0.40 to   1.85   -1.77 to    -3.01
2011      4,938     0.97   to     0.97     4,772        3,069        -      0.40 to   1.85   -3.30 to    -3.24

VALIC COMPANY I DYNAMIC ALLOCATION FUND,
  DIVISION 103/ (5)/
--------------------------------------------------
2013    168,660    $1.15   to    $1.17  $195,707     $102,621    0.00%     0.40% to  1.85%  15.34% to   16.81%
2012          1     1.00   to     1.00     9,981        9,954        -      0.40 to   1.85   -0.24 to    -0.24

/(1)/ These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

/(2)/ These amounts represent the annualized contract expenses of the separate account, consisting of mortality and expense risk charges, net of any expense reimbursements, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

/(3)/ These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

/(4)/ Fund commenced operations on November 1, 2011.

/(5)/ Fund commenced operations on December 31, 2012.

/(6)/ Fund closed on October 26, 2012.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 8 - OTHER MATTERS

The Company is a subsidiary of American International Group. Information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC").

                                EQUITY DIRECTOR
                 FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements:

    (i)  Audited Financial Statements - The Variable Annuity Life Insurance
         Company

            Report of Independent Registered Public Accounting Firm Consolidated Balance Sheets
            Consolidated Statements of Income (Loss)
            Consolidated Statements of Comprehensive Income
            Consolidated Statements of Shareholder's Equity
            Consolidated Statements of Cash Flows
            Notes to Consolidated Financial Statements

    (ii) Audited Financial Statements - The Variable Annuity Life Insurance Company Separate Account A

            Report of Independent Registered Public Accounting Firm Statements of Assets and Liabilities
            Statements of Operations
            Schedules of Portfolio Investments
            Statements of Changes in Net Assets
            Notes to Financial Statements

(b)  Exhibits

1.          Resolutions adopted by The Variable Annuity Life Insurance Company
            Board of Directors at its Annual Meeting of April 18, 1979
            establishing The Variable Annuity Life Insurance Company Separate
            Account A. (1)
1(b).       Restated Resolutions dated September 1, 2002, adopted by unanimous written consent of Executive Committee of The Variable Annuity Life
            Insurance Company Board of Directors. (2)
2.          Not Applicable.
3.          Underwriting Agreement between The Variable Annuity Life Insurance
            Company, The Variable Annuity Life Insurance Company Separate
            Account A and A. G. Distributors, Inc. (3)
4(a).       Specimen Annuity Contract (9)
4(b).       Form of Optional Guaranteed Minimum Withdrawal Benefit Endorsement.
            (10)
4(c)        Amendatory Endorsement (11)
5.          Specimen Application (9)
6(a).       Amended and Restated Articles of Incorporation of The Variable
            Annuity Life Insurance Company, effective as of April 28, 1989. (1)
6(b).       Amendment Number One to Amended and Restated Articles of
            Incorporation of The Variable Annuity Life Insurance Company (as amended through April 28, 1989) effective March 28, 1990 (1)
6(c).       Amended and Restated Bylaws of The Variable Annuity Life Insurance
            Company as amended through August 3, 2006. (4)
7.          Not Applicable.
8(a).       (1) Participation Agreement between The Variable Annuity Life
            Insurance Company and Vanguard Group, Inc. (5) (2) Amendment No. 1 to Participation Agreement between The Variable Annuity Life
            Insurance Company and The Vanguard Group, Inc., effective July 17,
            1998. (6)
8(b)(i).    Form of Participation Agreement between The Variable Annuity Life
            Insurance Company, Ariel Investment Trust and Ariel Distributors,
            Inc. dated November 7, 2000. (7)

8(b)(ii).   Form of Administrative Services Agreement between The Variable
            Annuity Life Insurance Company and Ariel Distributors, Inc. (7)
8(c)(i).    Participation Agreement among American Beacon Funds, American
            Beacon Advisors, Inc. and The Variable Annuity Life Insurance
            Company dated as of March 23, 2012. (13)
8(c)(ii).   Administrative Services Agreement among American Beacon Funds,
            American Beacon Advisors, Inc. and The Variable Annuity Life
            Insurance Company dated as of March 23, 2012. (13)
8(c)(iii).  Form of Participation Agreement among The Variable Annuity Life
            Insurance Company, Forum Funds and Holland Capital Management LLC
            dated as of January 28, 2010. (8)
8(c)(iv).   Form of Administrative Services Agreement between The Variable
            Annuity Life Insurance Company and Holland Capital Management, L.P.
            dated November 1, 2000. (7)
8(d)(i).    Participation Agreement among Invesco Distributors, Inc. and The
            Variable Annuity Life Insurance Company dated as of November 1,
            2011. (12)
8(d)(ii).   Form of Administrative Services Agreement between Invesco
            Distributors, Inc., Invesco Investment Services, Inc., The Variable
            Annuity Life Insurance Company and American General Distributors,
            Inc. dated as of November 1, 2011. (12)
8(e).       Amended and Restated Unconditional Capital Maintenance Agreement
            Between American International Group, Inc. and The Variable Annuity
            Life Insurance Company effective February 18, 2014. (Filed herewith)
9.          Opinion of Counsel and Consent of Depositor (9)
10(a).      Consent of Independent Registered Public Accounting Firm -
            PricewaterhouseCoopers LLP. (Filed herewith)
10(b).      Consent of Independent Accountants - PricewaterhouseCoopers. (Filed
            herewith)
11.         Not Applicable.
12.         Not Applicable.
13.         Not Applicable.
14(a).      Powers of Attorney - The Variable Annuity Life Insurance Company.
            (Filed herewith)
15.         Supplemental Information Form which discloses Section 403(b)(11)
            withdrawal restrictions as set forth in a no-action letter issued by the SEC on November 28, 1988, and which requires the signed acknowledgement of participants who purchase Section 403(b)
            annuities with regard to these withdrawal restrictions. (1)
-----------------------------
(1) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on March 1, 1996, Accession No. 0000950129-96-000265.

(2) Incorporated by reference to Post-Effective Amendment No. 21 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account filed on April 30, 2003, Accession No. 0000899243-03-000987.

(3) Incorporated by reference to Post-Effective Amendment No. 17 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 26, 2000, Accession No. 0000950129-00-001969.

(4)  Incorporated by reference to Initial Form N-4 (File
     No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on October 11, 2006, Accession
     No. 0001193125-06-206012.

(5) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 23, 1997, Accession No. 0000950129-97-005374.

(6) Incorporated by reference to Post-Effective Amendment No. 15 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 17, 1998, Accession No. 0000950129-98-005074.

(7) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on June 28, 1996, Accession No. 0000950129-96-001391.

(8) Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2010, Accession No. 0001193125-10-101439.

(9) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-170476/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 28, 2010, Accession No. 0001193125-10-288664.

(10) Incorporated by reference to Post Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-170476/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on February 17, 2011, Accession No. 0001193125-11-039103.

(11) Incorporated by reference to Post Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-170476/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 29, 2011, Accession No. 0001193125-11-118940.

(12) Incorporated by reference to Post Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-170476/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on October 30, 2011, Accession No. 0001193125-11-290530 .

(13) Incorporated by reference to Post Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-170476/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2012, Accession No. 0001193125-12-194941.

ITEM 25.DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2929 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

NAMES, POSITIONS AND OFFICES HELD WITH DEPOSITOR

Jay S. Wintrob (2)      Director, Chairman and Chief Executive Officer
Thomas J. Diemer        Director, Senior Vice President and Chief Risk Officer
Jeffrey M. Farber (5)   Director
Mary Jane B. Fortin     Director, Executive Vice President and Chief Financial Officer
Deborah A. Gero (2)     Director, Senior Vice President and Chief Investment Officer
Jana W. Greer (3)       Director, President
Stephen A. Maginn (3)   Director, Senior Vice President and Chief Distribution Officer
James A. Mallon         Director
Jonathan J. Novak (2)   Director
Curtis W. Olson (1)     Director
Glenn R. Harris         Executive Vice President
Robert J. Scheinerman   Executive Vice President
Randall W. Epright      Senior Vice President and Chief Information Officer
Michael P. Harwood      Senior Vice President and Chief Actuary, Corporate
                        Illustration Actuary
Kyle L. Jennings        Senior Vice President and Chief Compliance Officer
Joseph P. McKernan      Senior Vice President
Christine A. Nixon (2)  Senior Vice President
Tim W. Still            Senior Vice President and Chief Operations Officer
Yoav Tamir (2)          Senior Vice President, Market Risk Management
Jesus C. Zaragoza       Senior Vice President and Deputy Chief Financial Officer
Steven D. Anderson      Vice President and Controller

Marla S. Campagna (6)     Vice President
Jim A. Coppedge           Vice President, General Counsel and Assistant Secretary
Julie Cotton Hearne       Vice President and Secretary
William T. Devanney, Jr.  Vice President and Tax Officer
Gavin D. Friedman (2)     Vice President and Litigation Officer
Manda Ghaferi (2)         Vice President
Tracey E. Harris          Vice President, Product Filing
Keith C. Honig (6)        Vice President
David S. Jorgensen        Vice President
Frank Kophamel            Vice President and Appointed Actuary
Mallary L. Reznik (2)     Vice President and Assistant Secretary
T. Clay Spires            Vice President and Tax Officer
William C. Wolfe          Vice President and Treasurer
Melissa H. Cozart         Privacy Officer
Craig M. Long             Anti-Money Laundering and Office of Foreign Asset Control
                          Officer
David J. Kumatz (4)       Assistant Secretary
Virginia N. Puzon (2)     Assistant Secretary
Cris Thomas               Assistant Secretary
Mary C. Birmingham        38a-1 Compliance Officer
Timothy Donovan           Illustration Actuary

(1)  3600 Route 66, Neptune, NJ 07753
(2)  1 SunAmerica Center, 1999 Avenue of the Stars, Los Angeles, CA 90067
(3)  21650 Oxnard Street, Woodland Hills, CA 91367
(4)  2000 American General Way, Brentwood, TN 37027
(5)  175 Water Street, NY, NY
(6)  777 S. Figueroa St. Los Angeles, CA

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant is a separate account of The Variable Annuity Life Insurance Company ("Depositor"). The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC file Number 001-08787, accession number 0001047469-14-001096, filed February 20, 2014 Exhibit 21 is incorporated herein by reference.

ITEM 27.NUMBER OF CONTRACT OWNERS

As of February 28, 2014, a date that falls within 90 days prior to the date of filing, there were 0 non-qualified contracts and 3,948 qualified contracts offered by the Equity Director prospectus.

ITEM 28.INDEMNIFICATION

Set forth below is a summary of the general effect of applicable provisions of the Depositor's Bylaws regarding indemnification of, and advancement of legal expenses to, the Depositor's officers, directors and employees (collectively, "Indemnitees"). The Depositor shall indemnify any Indemnitee who was or is a named defendant or respondent or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, or investigative (including any action by or in the right of the Depositor), or any appeal of such action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding, by reason of the fact that the Indemnitee is or was a director, or officer or employee of the Depositor, or is or was serving at the request of the Depositor as a director, officer, partner, venturer, proprietor, trustee, employee, or similar functionary of another foreign or domestic corporation or nonprofit corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, against judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement, and reasonable expenses (including court costs and attorneys' fees) actually incurred by him in connection with such action, suit or proceeding, if

Indemnitee acted in good faith and in a manner he reasonably believed, (i) in the case of conduct in his official capacity as a director of the Depositor, to be in the best interests of the Depositor and (ii) in all other cases, to be not opposed to the best interests of the Depositor; and, with respect to any criminal action or proceeding, if Indemnitee had no reasonable cause to believe his conduct was unlawful; provided, however that in the case of any threatened, pending or completed action, suit or proceeding by or in the right of the Depositor, the indemnity shall be limited to reasonable expenses (including court costs and attorneys' fees) actually incurred in connection with such action, suit or proceeding; and no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Depositor or liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity as a director or officer. The termination of any action, suit or proceeding by judgment, order, settlement, or conviction, or on a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in the best interests of the Depositor; and, with respect to any criminal action or proceeding, shall not create a presumption that the person had reasonable cause to believe that his conduct was unlawful.

Where an Indemnitee of the Depositor or other person entitled to indemnity hereunder has been wholly successful, on the merits or otherwise, in defense of any such action, suit or proceeding, Indemnitee shall be indemnified against reasonable expenses (including court costs and attorneys' fees) actually incurred by him in connection therewith.

Any indemnification (unless otherwise ordered by a court of competent jurisdiction) shall be made by the Depositor only as authorized in a specific case upon a determination that the applicable standard of conduct has been met. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who at the time of the vote have not been named as defendants or respondents in such action, suit or proceeding, or
(ii) if such a quorum cannot be obtained, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority vote of all directors, consisting solely of two or more directors who at the time of the vote are not named defendants or respondents in such action, suit or proceeding, or (iii) by special legal counsel selected by the Board of Directors (or a committee thereof) by vote in the manner set forth in subparagraphs (i) and (ii) immediately above or if such a quorum cannot be obtained and such a committee cannot be established, by a majority vote of all directors, or (iv) by the shareholders in a vote that excludes the shares held by any Indemnitee who is named as a defendant or respondent in such action, suit or proceeding.

Reasonable expenses incurred by an Indemnitee of the Depositor or other person entitled to indemnity hereunder, who was, is or is threatened to be made a named defendant or respondent in any such action, suit or proceeding described above may be paid by the Depositor in advance of the final disposition thereof upon (i) receipt of a written affirmation by the Indemnitee of his good faith belief that he has met the standard of conduct necessary for indemnification under this article and a written undertaking by or on behalf of the Indemnitee to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Depositor as authorized under this article and (ii) a determination that the facts then known to those making the determination would not preclude indemnification under this article.

Notwithstanding any other provision of this article, the Depositor may pay or reimburse expenses incurred by any Indemnitee of the Depositor or any other person entitled to indemnity hereunder in connection with his appearance as a witness or other participation in any action, suit or a proceeding described above at a time when he is not named defendant or respondent in such action, suit or proceeding.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant, as provided above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Depositor is against public policy, as expressed in the Securities Act of 1933, and therefore may be unenforceable. In the event
(a) that a claim for such indemnification (except insofar as it provides for the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Depositor by such director, officer or controlling person; and (b) the Securities and Exchange Commission is still of the same opinion that the Depositor or Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit such cause to a court of appropriate jurisdiction, the question of whether such indemnification by the Depositor is against public policy as expressed in the Securities Act of 1933 will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Other Activity. Registrant's principal underwriter, AIG Capital Services, Inc., also acts as principal underwriter for the following investment companies:

   AMERICAN GENERAL LIFE INSURANCE COMPANY
   Variable Separate Account
   Variable Annuity Account One
   Variable Annuity Account Two
   Variable Annuity Account Four
   Variable Annuity Account Five
   Variable Annuity Account Seven
   Variable Annuity Account Nine
   Separate Account A
   Separate Account D
   Separate Account I
   Separate Account II
   Separate Account VA-1
   Separate Account VA-2
   Separate Account VL-R
   Separate Account VUL
   Separate Account VUL-2
   AG Separate Account A

   THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK FS Variable Separate Account
   FS Variable Annuity Account One
   FS Variable Annuity Account Two
   FS Variable Annuity Account Five
   Separate Account USL VA-R
   Separate Account USL VL-R
   Separate Account USL A
   Separate Account USL B

(b) The following persons are the officers and directors of AIG Capital Services, Inc., the principal underwriter of the separate account:

 NAME AND PRINCIPAL                     POSITION AND OFFICES WITH UNDERWRITER
 BUSINESS ADDRESS                       AIG
                                        CAPITAL SERVICES, INC.
 Peter A. Harbeck(1)                    Director
 James A. Nichols(1)                    Chief Executive Officer, President
                                        and Director
 Rebecca Snider(1)                      Chief Compliance Officer
 Frank Curran(1)                        Vice President, Controller, Financial
                                        Operations Principal, Chief Financial
                                        Officer and Treasurer
 Stephen Maginn(3)                      Senior Vice President
 Michel E. Treske(3)                    Chief Distribution Officer
 Kurt Bernlohr(4)                       Distribution Officer
 William Devanney(5)                    Vice President, Tax Officer
 Mallary Reznik(2)                      Vice President
 John T. Genoy(1)                       Vice President
 Christine A. Nixon(2)                  Secretary

(1)Harborside Financial Plaza, 3200 Plaza 5, Jersey City, MJ 07311
(2)1 SunAmerica Center, 1999 Avenue of the Stars, Los Angeles, CA 90067

(3)21650 Oxnard Street, Woodland Hills, CA 91367

(4)2919 Allen Parkway, Houston, TX 77019

(5)2727A Allen Parkway, Houston, TX 77019

(c)Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 (the "Act") and the Rules promulgated thereunder will be in the physical possession of:

       The Variable Annuity Life Insurance Company
       Attn: Operations Administration
       2929 Allen Parkway
       Houston, Texas 77019

ITEM 31. MANAGEMENT SERVICES

There have been no management-related services provided to the separate account for the last three fiscal years.

ITEM 32. UNDERTAKINGS

a. VALIC hereby commits itself, on behalf of the contract owners, to the following undertakings:

       1. To file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

       2. To include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information;

       3. To deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

b. The Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

c. Additional Commitments

The Tax Reform Act of 1986 added to the Internal Revenue Code a new section 403(b)(11) which applies to tax years beginning after December 31, 1988. This paragraph provides that withdrawal restrictions apply to contributions made and interest earned subsequent to December 31, 1988. Such restrictions require that distributions not begin before age 59 1/2, separation from service, death, disability, or hardship (only employee contributions without accrued interest may be withdrawn in case of hardship). These withdrawal restrictions appear in the Section "Federal Tax Matters" in either the prospectus or the Statement of Additional Information for contracts of this Registration Statement. The Company relies on a no-action letter issued by the Securities and Exchange Commission on November 28, 1988 stating that no enforcement action would be taken under sections 22(e), 27(c)(1), or 27(d) of the Act if, in effect, the Company permits restrictions on cash distributions from elective contributions to the extent necessary to comply with section 403(b)(11) of the Internal Revenue Code in accordance with the following conditions:

       (1) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

       (2) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in any sales literature used in connection with the offer of the contract;

       (3) Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by section 403(b)(11) to the attention of the potential participants;

       (4) Obtain from each plan participant who purchases a section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by section 403(b)(11), and (2) the investment alternatives available under the employer's section 403(b) arrangement, to which the participant may elect to transfer his Account Value.

The Company has complied, and is complying, with the provisions of paragraphs
(1)-(4) above.

The Company relies on Rule 6c-7 of the Act which states that a registered separate account, and any depositor of or underwriter for such account, shall be exempt from the provisions of sections 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Texas Optional Retirement Program (Program) in accordance with the following conditions:

       (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in each registration statement, including the prospectus, used in connection with the Program;

       (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in any sales literature used in connection with the offer of the contract to Program participants;

       (c) instruct salespeople who solicit Program participants to purchase the contract specifically to bring the restrictions on redemption imposed by the Program to the attention of potential Program participants;

       (d) obtain from each Program participant who purchases the contract in connection with the Program, prior to or at the time of such purchase, a signed statement acknowledging the restrictions on redemption imposed by the Program.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

The Company relies on an order issued by the Securities and Exchange Commission on May 19, 1993 exempting it from the provisions of section 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Optional Retirement Program of the State University System of Florida ("Florida ORP") as administered by the Division of Retirement of the Florida Department of Management Services ("Division") in accordance with the following conditions:

       (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in each registration statement, including the prospectus, relating to the contracts issued in connection with the Florida ORP;

       (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in any sales literature used in connection with the offer of contracts to eligible employees;

       (c) instruct salespeople who solicit eligible employees to purchase the contracts specifically to bring the restrictions on redemption imposed by the division to the attention of the eligible employees;

       (d) obtain from each participant in the Florida ORP who purchases a contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding: (i) of the restrictions on redemption imposed by the division, and (ii) that other investment alternatives are available under the Florida ORP, to which the participant may elect to transfer his or her Account Values.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

                                  SIGNATURES

As required by The Securities Act of 1933 and The Investment Company Act of 1940, the Registrant, The Variable Annuity Life Insurance Company Separate Account A certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 30th day of April, 2014.

                                                  THE VARIABLE ANNUITY LIFE
                                                  INSURANCE COMPANY SEPARATE
                                                  ACCOUNT A
                                                  (Registrant)

                                             BY:  THE VARIABLE ANNUITY LIFE
                                                  INSURANCE COMPANY
                                                  (On behalf of the Registrant
                                                  and itself)

                                             BY:  /s/ MARY JANE B. FORTIN
                                                  -----------------------------
                                                  Mary Jane B. Fortin
                                                  Executive Vice President
                                                  and Chief Financial Officer

   As required by The Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                              TITLE                         DATE
---------                              -----                         ----
*JAY S. WINTROB       Director, Chairman, President and Chief   April 28, 2014
--------------------- Executive Officer
JAY S. WINTROB

*THOMAS J. DIEMER     Director, Senior Vice President and       April 28, 2014
--------------------- Chief Risk Officer
THOMAS J. DIEMER

*JEFFREY M. FARBER    Director                                  April 28, 2014
---------------------
JEFFREY M. FARBER

MARY JANE B. FORTIN   Director, Executive Vice President and    April 28, 2014
--------------------- Chief Financial Officer
*MARY JANE B. FORTIN

*DEBORAH A. GERO      Director, Senior Vice President and       April 28, 2014
--------------------- Chief Investment Officer
DEBORAH A. GERO

*JANA W. GREER        Director and President - Individual       April 28, 2014
--------------------- Retirement
JANA W. GREER

*STEPHEN A. MAGINN    Director, Senior Vice President and       April 28, 2014
--------------------- Chief Distribution Officer
STEPHEN A. MAGINN

*JAMES A. MALLON      Director and President - Life and         April 28, 2014
--------------------- Accident & Health
JAMES A. MALLON

*JONATHAN J. NOVAK    Director and President - Institutional    April 28, 2014
--------------------- Markets
JONATHAN J. NOVAK

*CURTIS W. OLSON      Director and President - Group Benefits   April 28, 2014
---------------------
CURTIS W. OLSON

*STEVEN D. ANDERSON   Vice President and Controller             April 28, 2014
---------------------
STEVEN D. ANDERSON

JENNIFER POWELL       Attorney-In-Fact                          April 28, 2014
---------------------
*JENNIFER POWELL

                               Index of Exhibits

Exhibit No.

8(e). Amended and Restated Unconditional Capital Maintenance Agreement Between American International Group, Inc. and The Variable Annuity Life Insurance Company effective February 18, 2014
10(a)  Consent of Independent Registered Public Accounting Firm -
       PricewaterhouseCoopers LLP
10(b)  Consent of Independent Accountants - PricewaterhouseCoopers
14(a)  Powers of Attorney - The Variable Annuity Life Insurance Company